UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31, 2014

Date of reporting period:	June 30, 2014

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Insight Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	13
U.S. Privacy Policy	19
Director and Officer Information	22

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Insight Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Insight Portfolio Class I	$1,000.00	$1,023.40	$1,019.64	$5.22	$5.21	1.04%
Insight Portfolio Class A	1,000.00	1,022.00	1,017.90	6.97	6.95	1.39
Insight Portfolio Class L	1,000.00	1,018.90	1,015.42	9.46	9.44	1.89

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period and the period since the end of December 2011, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (98.1%)
Beverages (3.2%)
Big Rock Brewery, Inc. (Canada)	1,422	$22
PepsiCo, Inc.	535	48
		70
Chemicals (4.9%)
Mosaic Co. (The)	1,914	95
Rayonier Advanced Materials (a)	299	11
		106
Communications Equipment (3.7%)
Motorola Solutions, Inc.	1,198	80
Diversified Financial Services (2.6%)
Berkshire Hathaway, Inc., Class B (a)	445	56
Electronic Equipment, Instruments & Components (2.4%)
Universal Display Corp. (a)	1,624	52
Energy Equipment & Services (2.1%)
Dresser-Rand Group, Inc. (a)	715	46
Food & Staples Retailing (2.1%)
Roundy's, Inc.	8,256	46
Food Products (5.8%)
Nestle SA ADR (Switzerland)	1,604	125
Health Care Equipment & Supplies (9.8%)
Abbott Laboratories	2,008	82
Intuitive Surgical, Inc. (a)	316	130
		212
Hotels, Restaurants & Leisure (8.0%)
BJ's Restaurants, Inc. (a)	1,535	53
Fiesta Restaurant Group, Inc. (a)	962	45
Ignite Restaurant Group, Inc. (a)	2,051	30
Second Cup Ltd. (The) (Canada)	11,069	45
		173
Household Durables (3.5%)
Brookfield Residential Properties, Inc. (Canada) (a)	2,280	47
NVR, Inc. (a)	25	29
		76
Industrial Conglomerates (3.9%)
Koninklijke Philips N.V. (Netherlands)	2,689	85
Insurance (14.6%)
Arch Capital Group Ltd. (a)	1,688	97
Brown & Brown, Inc.	1,230	38
Progressive Corp. (The)	5,344	135
RenaissanceRe Holdings Ltd.	420	45
		315
Media (6.4%)
News Corp., Class A (a)	2,303	41
Sirius XM Holdings, Inc. (a)	27,778	96
		137
Pharmaceuticals (4.2%)
Zoetis, Inc.	2,774	90
	Shares	Value (000)
Real Estate Investment Trusts (REITs) (1.5%)
Rayonier, Inc. REIT	898	$32
Real Estate Management & Development (1.2%)
Tejon Ranch Co. (a)	810	26
Semiconductors & Semiconductor Equipment (2.1%)
Tessera Technologies, Inc.	2,036	45
Software (9.3%)
MICROS Systems, Inc. (a)	1,740	118
Solera Holdings, Inc.	1,214	82
		200
Specialty Retail (4.9%)
PetSmart, Inc.	1,761	105
Thrifts & Mortgage Finance (1.9%)
Essent Group Ltd. (a)	2,019	41
Total Common Stocks (Cost $1,753)		2,118
	No. of Warrants
Warrants (0.0%)
Real Estate Management & Development (0.0%)
Tejon Ranch Co. (a) (Cost $1)	119	—	@
	Shares
Short-Term Investment (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $14)	14,079	14
Total Investments (98.7%) (Cost $1,768)		2,132
Other Assets in Excess of Liabilities (1.3%)		27
Net Assets (100.0%)		$2,159

(a)  Non-income producing security.

@  Value is less than $500.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	40.5%
Insurance	14.8
Health Care Equipment & Supplies	9.9
Software	9.4
Hotels, Restaurants & Leisure	8.1
Media	6.4
Food Products	5.9
Chemicals	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Insight Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,754)	$2,118
Investment in Security of Affiliated Issuer, at Value (Cost $14)	14
Total Investments in Securities, at Value (Cost $1,768)	2,132
Due from Adviser	37
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	7
Total Assets	2,177
Liabilities:
Payable for Professional Fees	12
Payable for Custodian Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	5
Total Liabilities	18
Net Assets	$2,159
Net Assets Consist Of:
Paid-in-Capital	$1,535
Accumulated Undistributed Net Investment Income	15
Accumulated Net Realized Gain	245
Unrealized Appreciation (Depreciation) on:
Investments	364
Foreign Currency Translations	—	@
Net Assets	$2,159
CLASS I:
Net Assets	$1,892
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	120,065
Net Asset Value, Offering and Redemption Price Per Share	$15.76
CLASS A:
Net Assets	$209
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	13,271
Net Asset Value, Redemption Price Per Share	$15.76
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.87
Maximum Offering Price Per Share	$16.63
CLASS L:
Net Assets	$58
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,694
Net Asset Value, Offering and Redemption Price Per Share	$15.64

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Insight Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$24
Interest from Securities of Unaffiliated Issuers	1
Dividends from Security of Affiliated Issuer (Note G)	—	@
Income from Securities Loaned — Net	—	@
Total Investment Income	25
Expenses:
Professional Fees	41
Registration Fees	18
Advisory Fees (Note B)	8
Shareholder Reporting Fees	7
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Custodian Fees (Note F)	3
Administration Fees (Note C)	1
Directors' Fees and Expenses	1
Pricing Fees	1
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Sub Transfer Agency Fees	—	@
Other Expenses	3
Total Expenses	87
Expenses Reimbursed by Adviser (Note B)	(65)
Waiver of Advisory Fees (Note B)	(8)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	11
Net Investment Income	14
Realized Gain:
Investments Sold	89
Foreign Currency Transactions	—	@
Net Realized Gain	89
Change in Unrealized Appreciation (Depreciation):
Investments	(54)
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	(54)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	35
Net Increase in Net Assets Resulting from Operations	$49

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Insight Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$14	$19
Net Realized Gain	89	270
Net Change in Unrealized Appreciation (Depreciation)	(54)	284
Net Increase in Net Assets Resulting from Operations	49	573
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(18)
Net Realized Gain	—	(113)
Class A:
Net Investment Income	—	(1)
Net Realized Gain	—	(13)
Class L:
Net Investment Income	—	(1)
Net Realized Gain	—	(7)
Total Distributions	—	(153)
Capital Share Transactions:(1)
Class I:
Subscribed	—	1,451
Distributions Reinvested	—	129
Redeemed	(10)	(3)
Class A:
Subscribed	6	43
Distributions Reinvested	—	13
Redeemed	(11)	(1,131)
Class L:
Subscribed	—	151
Distributions Reinvested	—	7
Redeemed	(58)	(65)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(73)	595
Total Increase (Decrease) in Net Assets	(24)	1,015
Net Assets:
Beginning of Period	2,183	1,168
End of Period (Including Accumulated Undistributed Net Investment Income of $15 and $1)	$2,159	$2,183
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	111
Shares Issued on Distributions Reinvested	—	9
Shares Redeemed	(1)	(— @@)
Net Increase (Decrease) in Class I Shares Outstanding	(1)	120
Class A:
Shares Subscribed	— @@	3
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(1)	(87)
Net Decrease in Class A Shares Outstanding	(1)	(83)
Class L:
Shares Subscribed	—	11
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(4)	(4)
Net Increase (Decrease) in Class L Shares Outstanding	(4)	7

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Insight Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,			Period from December 28, 2011^ to
Selected Per Share Data and Ratios	(unaudited)		2013	2012		December 31, 2011
Net Asset Value, Beginning of Period	$15.40		$11.86	$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)† 0.10	0.18		0.17	(0.00)		‡
Net Realized and Unrealized Gain	0.26		4.52	2.59		0.06
Total from Investment Operations	0.36		4.70	2.76		0.06
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)	(0.14)		—
Net Realized Gain	—		(1.00)	(0.82)		—
Total Distributions	—		(1.16)	(0.96)		—
Net Asset Value, End of Period	$15.76		$15.40	$11.86		$10.06
Total Return++	2.34	%#	40.20%	27.47%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,892		$1,859	$12		$10
Ratio of Expenses to Average Net Assets (1)	1.04	%+††*	1.04%+	1.04	%+††	1.05	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.31	%+††*	1.25%+	1.47	%+††	(0.94	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%	0.01	%††	N/A
Portfolio Turnover Rate	26	%#	51%	62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.05	%††*	10.83%	11.61	%††	380.17	%††*
Net Investment Loss to Average Net Assets	(5.70	)%††*	(8.54)%	(9.10	)%††	(380.06	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Insight Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$15.43		$11.86		$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)† 0.07	0.07		0.14		(0.00)		‡
Net Realized and Unrealized Gain	0.26		4.58		2.59		0.06
Total from Investment Operations	0.33		4.65		2.73		0.06
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)		(0.11)		—
Net Realized Gain	—		(1.00)		(0.82)		—
Total Distributions	—		(1.08)		(0.93)		—
Net Asset Value, End of Period	$15.76		$15.43		$11.86		$10.06
Total Return++	2.20	%#	39.73%		27.21%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$209		$209		$1,144		$815
Ratio of Expenses to Average Net Assets (1)	1.39	%+††*	1.30	%+^^	1.29	%+††	1.30	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.96	%+††*	0.50	%+	1.22	%+††	(1.19	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%		0.01	%††	N/A
Portfolio Turnover Rate	26	%#	51%		62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.96	%††*	13.79%		11.86	%††	380.42	%††*
Net Investment Loss to Average Net Assets	(6.61	)%††*	(11.99)%		(9.35	)%††	(380.31	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Insight Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$15.35		$11.85		$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)† 0.03	0.08		0.08		(0.00)		‡
Net Realized and Unrealized Gain	0.26		4.49		2.58		0.06
Total from Investment Operations	0.29		4.57		2.66		0.06
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)		(0.05)		—
Net Realized Gain	—		(1.00)		(0.82)		—
Total Distributions	—		(1.07)		(0.87)		—
Net Asset Value, End of Period	$15.64		$15.35		$11.85		$10.06
Total Return++	1.89	%#	39.13%		26.52%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$58		$115		$12		$10
Ratio of Expenses to Average Net Assets (1)	1.89	%+††*	1.84	%+^^	1.79	%+††	1.80	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.46	%+††*	0.54	%+	0.72	%+††	(1.70	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%		0.01	%††	N/A
Portfolio Turnover Rate	26	%#	51%		62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.66	%††*	12.31%		12.36	%††	380.92	%††*
Net Investment Loss to Average Net Assets	(8.31	)%††*	(9.93)%		(9.85	)%††	(380.82	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical franchise companies with market capitalizations within the range of companies included in the Russell 3000® Value Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) Certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of brokerdealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values,

13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$70	$—	$—	$70
Chemicals	106	—	—	106
Communications Equipment	80	—	—	80
Diversified Financial Services	56	—	—	56
Electronic Equipment, Instruments & Components	52	—	—	52
Energy Equipment & Services	46	—	—	46
Food & Staples Retailing	46	—	—	46
Food Products	125	—	—	125
Health Care Equipment & Supplies	212	—	—	212
Hotels, Restaurants & Leisure	173	—	—	173
Household Durables	76	—	—	76
Industrial Conglomerates	85	—	—	85
Insurance	315	—	—	315
Media	137	—	—	137
Pharmaceuticals	90	—	—	90
Real Estate Investment Trusts (REITs)	32	—	—	32
Real Estate Management & Development	26	—	—	26
Semiconductors & Semiconductor Equipment	45	—	—	45
Software	200	—	—	200

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Specialty Retail	$105		$—	$—	$105
Thrifts & Mortgage Finance	41		—	—	41
Total Common Stocks	2,118		—	—	2,118
Warrants	—	@	—	—	—	@
Short-Term Investment
Investment Company	14		—	—	14
Total Assets	$2,132		$—	$—	$2,132

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At June 30, 2014, the Portfolio did not have any outstanding securities on loan.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares and 1.90% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $8,000 of advisory fees were waived and approximately $68,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $676,000 and $525,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$210	$269	$465	$—	@	$14

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$79	$74	$86	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)		Accumulated Net Realized Gain (000)			Paid-in- Capital (000)
$—	@	$	(—	@)	$	(—	@)

@ Amount is less than $500.

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$11	$147

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $394,000 and the aggregate gross unrealized depreciation is approximately $30,000 resulting in net unrealized appreciation of approximately $364,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 19%, 87% and 72%, for Class I, Class A and Class L shares, respectively.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

22

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIINSGTSAN
976889 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Growth Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,028.10	$1,021.52	$3.32	$3.31	0.66%
Growth Portfolio Class A	1,000.00	1,027.10	1,020.78	4.07	4.06	0.81
Growth Portfolio Class L	1,000.00	1,024.40	1,018.79	6.07	6.06	1.21
Growth Portfolio Class IS	1,000.00	1,028.70	1,022.07	2.77	2.76	0.55

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Automobiles (3.7%)
Tesla Motors, Inc. (a)	526,945	$126,498
Biotechnology (2.4%)
Alexion Pharmaceuticals, Inc. (a)	106,257	16,603
Gilead Sciences, Inc. (a)	600,164	49,759
Regeneron Pharmaceuticals, Inc. (a)(b)	54,076	15,275
		81,637
Capital Markets (1.5%)
BlackRock, Inc. (b)	158,614	50,693
Chemicals (2.0%)
Monsanto Co.	565,793	70,577
Commercial Services & Supplies (2.2%)
Edenred (France)	2,470,790	74,922
Communications Equipment (2.3%)
Motorola Solutions, Inc.	1,197,674	79,729
Diversified Financial Services (2.6%)
McGraw Hill Financial, Inc.	645,126	53,565
MSCI, Inc. (a)	777,600	35,653
		89,218
Electrical Equipment (0.4%)
SolarCity Corp. (a)(b)	215,937	15,245
Food Products (3.7%)
Keurig Green Mountain, Inc.	292,498	36,448
Mead Johnson Nutrition Co.	996,243	92,820
		129,268
Health Care Equipment & Supplies (3.7%)
Intuitive Surgical, Inc. (a)	311,247	128,172
Health Care Technology (0.9%)
athenahealth, Inc. (a)	257,609	32,235
Hotels, Restaurants & Leisure (2.1%)
Starbucks Corp.	916,798	70,942
Information Technology Services (5.7%)
Mastercard, Inc., Class A	1,343,700	98,721
Visa, Inc., Class A	466,963	98,394
		197,115
Insurance (2.9%)
Arch Capital Group Ltd. (a)	569,380	32,705
Progressive Corp. (The)	2,614,419	66,302
		99,007
Internet & Catalog Retail (13.4%)
Amazon.com, Inc. (a)(b)	826,084	268,295
JD.com, Inc. ADR (China) (a)	710,526	20,257
NetFlix, Inc. (a)	94,957	41,838
Priceline Group, Inc. (a)	110,599	133,051
		463,441
Internet Software & Services (22.3%)
Facebook, Inc., Class A (a)	4,289,558	288,644
Google, Inc., Class A (a)	203,071	118,730
	Shares	Value (000)
Google, Inc., Class C (a)	239,423	$137,735
LinkedIn Corp., Class A (a)	519,496	89,078
Twitter, Inc. (a)	3,348,747	137,198
		771,385
Life Sciences Tools & Services (5.3%)
Illumina, Inc. (a)	1,022,405	182,540
Media (1.6%)
Naspers Ltd., Class N (South Africa)	466,193	54,882
Oil, Gas & Consumable Fuels (0.9%)
Range Resources Corp.	375,739	32,671
Pharmaceuticals (2.8%)
Valeant Pharmaceuticals International, Inc. (Canada) (a)	777,835	98,101
Professional Services (1.0%)
Verisk Analytics, Inc., Class A (a)	568,108	34,098
Semiconductors & Semiconductor Equipment (0.9%)
ARM Holdings PLC ADR (United Kingdom)	664,506	30,062
Software (6.9%)
FireEye, Inc. (a)(b)	739,896	30,003
Salesforce.com, Inc. (a)(b)	1,914,689	111,205
Splunk, Inc. (a)	636,130	35,197
Workday, Inc., Class A (a)	675,711	60,719
		237,124
Tech Hardware, Storage & Peripherals (2.9%)
Apple, Inc.	1,094,723	101,733
Textiles, Apparel & Luxury Goods (3.4%)
Christian Dior SA (France)	437,296	87,004
Michael Kors Holdings Ltd. (a)	359,205	31,844
		118,848
Total Common Stocks (Cost $1,992,941)		3,370,143
Preferred Stocks (0.8%)
Internet & Catalog Retail (0.6%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $20,639; acquired 4/16/14)	168,976	20,638
Internet Software & Services (0.2%)
Dropbox, Inc. Series C (a)(c)(d)(e) (acquisition cost — $7,182; acquired 1/30/14)	375,979	6,922
Total Preferred Stocks (Cost $27,821)		27,560
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	34,512,484	15
USD/CNY December 2014 @ CNY 6.50	430,050,396	198
USD/CNY December 2014 @ CNY 6.50	482,672,176	229
USD/CNY June 2015 @ CNY 6.62	625,443,924	991
Total Call Options Purchased (Cost $4,723)		1,433

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Growth Portfolio

	Shares	Value (000)
Short-Term Investments (2.4%)
Securities held as Collateral on Loaned Securities (0.5%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	15,191,527	$15,192
	Face Amount (000)
Repurchase Agreements (0.1%)
Barclays Capital, Inc., (0.08%, dated 6/30/14, due 7/1/14; proceeds $1,574; fully collateralized by various U.S. Government agency securities; 3.50% - 4.50% due 9/1/33 - 6/20/44; valued at $1,606)	$1,574	1,574
BNP Paribas Securities Corp., (0.11%, dated 6/30/14, due 7/1/14; proceeds $1,975; fully collateralized by a U.S. Government agency security; 4.00% due 6/20/44; valued at $2,016)	1,975	1,975
		3,549
Total Securities held as Collateral on Loaned Securities (Cost $18,741)		18,741
	Shares
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $66,609)	66,608,825	66,609
Total Short-Term Investments (Cost $85,350)		85,350
Total Investments (100.7%) (Cost $2,110,835) Including $41,349 of Securities Loaned		3,484,486
Liabilities in Excess of Other Assets (-0.7%)		(25,895)
Net Assets (100.0%)		$3,458,591

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2014.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2014 amounts to approximately $27,560,000 and represents 0.8% of net assets.

(d)  Security has been deemed illiquid at June 30, 2014.

(e)  At June 30, 2014, the Portfolio held fair valued securities valued at approximately $27,560,000, representing 0.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR    American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	45.8%
Internet Software & Services	22.4
Internet & Catalog Retail	14.0
Software	6.8
Information Technology Services	5.7
Life Sciences Tools & Services	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Growth Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,029,034)	$3,402,685
Investment in Security of Affiliated Issuer, at Value (Cost $81,801)	81,801
Total Investments in Securities, at Value (Cost $2,110,835)	3,484,486
Cash	1,183
Receivable for Portfolio Shares Sold	842
Dividends Receivable	745
Tax Reclaim Receivable	594
Receivable from Affiliate	9
Other Assets	138
Total Assets	3,487,997
Liabilities:
Collateral on Securities Loaned, at Value	19,924
Payable for Advisory Fees	3,419
Payable for Portfolio Shares Redeemed	3,174
Due to Broker	1,790
Payable for Shareholder Services Fees — Class A	333
Payable for Distribution and Shareholder Services Fees — Class L	56
Payable for Sub Transfer Agency Fees — Class I	16
Payable for Sub Transfer Agency Fees — Class A	252
Payable for Sub Transfer Agency Fees — Class L	24
Payable for Administration Fees	223
Payable for Directors' Fees and Expenses	55
Payable for Professional Fees	36
Payable for Reorganization Expense	14
Payable for Custodian Fees	7
Payable for Transfer Agent Fees — Class IS	—	@
Other Liabilities	83
Total Liabilities	29,406
Net Assets	$3,458,591
Net Assets Consist Of:
Paid-in-Capital	$2,033,975
Accumulated Undistributed Net Investment Income	1,678
Accumulated Net Realized Gain	49,285
Unrealized Appreciation (Depreciation) on:
Investments	1,373,651
Foreign Currency Translations	2
Net Assets	$3,458,591

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$1,045,023
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	26,484,736
Net Asset Value, Offering and Redemption Price Per Share	$39.46
CLASS A:
Net Assets	$1,654,565
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	42,833,589
Net Asset Value, Redemption Price Per Share	$38.63
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.14
Maximum Offering Price Per Share	$40.77
CLASS L:
Net Assets	$93,309
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,444,805
Net Asset Value, Offering and Redemption Price Per Share	$38.17
CLASS IS:
Net Assets	$665,694
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	16,856,166
Net Asset Value, Offering and Redemption Price Per Share	$39.49
(1) Including: Securities on Loan, at Value:	$41,349

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Growth Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $523 of Foreign Taxes Withheld)	$8,108
Income from Securities Loaned — Net	1,024
Dividends from Security of Affiliated Issuer (Note G)	44
Total Investment Income	9,176
Expenses:
Advisory Fees (Note B)	5,031
Shareholder Services Fees — Class A (Note D)	978
Distribution and Shareholder Services Fees — Class L (Note D)	139
Administration Fees (Note C)	883
Sub Transfer Agency Fees	81
Sub Transfer Agency Fees — Class I	370
Sub Transfer Agency Fees — Class A	79
Transfer Agency Fees (Note E)	55
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Professional Fees	48
Shareholder Reporting Fees	47
Registration Fees	40
Custodian Fees (Note F)	31
Directors' Fees and Expenses	16
Pricing Fees	2
Other Expenses	32
Total Expenses	7,850
Rebate from Morgan Stanley Affiliate (Note G)	(85)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	7,765
Net Investment Income	1,411
Realized Gain (Loss):
Investments Sold	55,572
Foreign Currency Transactions	(58)
Net Realized Gain	55,514
Change in Unrealized Appreciation (Depreciation):
Investments	98,383
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	98,384
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	153,898
Net Increase in Net Assets Resulting from Operations	$155,309

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Growth Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,411	$294
Net Realized Gain	55,514	61,055
Net Change in Unrealized Appreciation (Depreciation)	98,384	318,401
Net Increase in Net Assets Resulting from Operations	155,309	379,750
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(3,204)
Net Realized Gain	—	(38,260)
Class A:
Net Investment Income	—	(271)
Net Realized Gain	—	(8,167)
Class H*:
Net Investment Income	—	(—	@)**
Class L:
Net Investment Income	—	(—	@)
Net Realized Gain	—	(21)
Class IS:
Net Realized Gain	—	(—	@)***
Total Distributions	—	(49,923)
Capital Share Transactions:(1)
Class I:
Subscribed	319,119	109,005
Issued due to a tax-free reorganization	505,818	—
Distributions Reinvested	—	41,448
Redeemed	(844,617)	(96,199)
Class A:
Subscribed	95,104	34,865
Issued due to a tax-free reorganization	1,369,843	—
Distributions Reinvested	—	8,431
Conversion from Class H	—	145
Redeemed	(100,154)	(32,015)
Class H*:
Subscribed	—	86	**
Distributions Reinvested	—	—	@**
Conversion to Class A	—	(145	)**
Class L:
Subscribed	2,966	454
Issued due to a tax-free reorganization	88,416	—
Distributions Reinvested	—	21
Redeemed	(3,753)	(2)
Class IS:
Subscribed	706,173	10	***
Redeemed	(31,107)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	2,107,808	66,104
Total Increase in Net Assets	2,263,117	395,931
Net Assets:
Beginning of Period	1,195,474	799,543
End of Period (Including Accumulated Undistributed Net Investment Income of $1,678 and $267)	$3,458,591	$1,195,474

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,452	3,291
Shares Issued due to a tax-free reorganization	13,594	—
Shares Issued on Distributions Reinvested	—	1,140
Shares Redeemed	(21,344)	(3,090)
Net Increase in Class I Shares Outstanding	702	1,341
Class A:
Shares Subscribed	2,510	1,031
Shares Issued due to a tax-free reorganization	37,592	—
Shares Issued on Distributions Reinvested	—	234
Conversion from Class H	—	4
Shares Redeemed	(2,726)	(1,029)
Net Increase in Class A Shares Outstanding	37,376	240
Class H*:
Shares Subscribed	—	2	**
Shares Issued on Distributions Reinvested	—	—	**
Conversion to Class A	—	(4	)**
Net Decrease in Class H Shares Outstanding	—	(2)
Class L:
Shares Subscribed	82	13
Shares Issued due to a tax-free reorganization	2,453	—
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(104)	(—	@@)
Net Increase in Class L Shares Outstanding	2,431	14
Class IS:
Shares Subscribed	17,681	—	@@***
Shares Redeemed	(825)	—
Net Increase in Class IS Shares Outstanding	16,856	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Growth Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$38.38		$27.05	$23.46	$24.24		$19.69		$12.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.05		0.02	0.16	0.01		0.06		0.05
Net Realized and Unrealized Gain (Loss)	1.03		13.02	3.52	(0.73)		4.49		7.58
Total from Investment Operations	1.08		13.04	3.68	(0.72)		4.55		7.63
Distributions from and/or in Excess of:
Net Investment Income	—		(0.13)	(0.05)	(0.06)		(0.00	)‡	(0.06)
Net Realized Gain	—		(1.58)	(0.04)	—		—		—
Total Distributions	—		(1.71)	(0.09)	(0.06)		(0.00	)‡	(0.06)
Redemption Fees	—		—	—	—		—		0.00	‡
Net Asset Value, End of Period	$39.46		$38.38	$27.05	$23.46		$24.24		$19.69
Total Return++	2.81	%#	48.60%	15.66%	(3.01)%		23.11%		62.97	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,045,023		$989,649	$661,073	$622,193		$704,410		$674,070
Ratio of Expenses to Average Net Assets (1)	0.66	%+^*	0.70%+	0.72%+	0.71	%+††	0.73	%+††	0.65	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	N/A		0.73	%+††	0.65	%+
Ratio of Net Investment Income to Average Net Assets (1)	0.28	%+*	0.08%+	0.59%+	0.05	%+††	0.27	%+††	0.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	22	%#	31%	49%	26%		35%		19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.67	%*	0.71%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.27	%*	0.07%	N/A	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares. Prior to April 7, 2014, the maximum ratio was 0.80% for Class I shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Growth Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$37.61		$26.53	$23.03	$23.82		$19.40		$11.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.00	)‡	(0.06)	0.09	(0.05)		0.00	‡	0.02
Net Realized and Unrealized Gain (Loss)	1.02		12.78	3.45	(0.73)		4.42		7.46
Total from Investment Operations	1.02		12.72	3.54	(0.78)		4.42		7.48
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)	—	(0.01)		(0.00	)‡	(0.02)
Net Realized Gain	—		(1.58)	(0.04)	—		—		—
Total Distributions	—		(1.64)	(0.04)	(0.01)		(0.00	)‡	(0.02)
Redemption Fees	—		—	—	—		—		0.00	‡
Net Asset Value, End of Period	$38.63		$37.61	$26.53	$23.03		$23.82		$19.40
Total Return++	2.71	%#	48.22%	15.36%	(3.27)%		22.79%		62.66	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,654,565		$205,286	$138,416	$135,777		$136,585		$99,475
Ratio of Expenses to Average Net Assets (1)	0.81	%+^^*	0.95%+^	0.97%+	0.96	%+††	0.98	%+††	0.90	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	N/A		0.98	%+††	0.90	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.02	%+*	(0.18)%+	0.34%+	(0.20	)%+††	0.02	%+††	0.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	22	%#	31%	49%	26%		35%		19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.84	%*	0.96%	N/A	N/A		N/A		N/A
Net Investment Income (Loss) to Average Net Assets	(0.01	)%*	(0.19)%	N/A	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares. Prior to April 7, 2014, the maximum ratio was 1.15% for Class A shares.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.05% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30,2014 (unaudited)		Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$37.26		$26.43		$27.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)		(0.38)		0.03
Net Realized and Unrealized Gain (Loss)	0.98		12.84		(1.16)
Total from Investment Operations	0.91		12.46		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		(0.00	)‡
Net Realized Gain	—		(1.58)		(0.04)
Total Distributions	—		(1.63)		(0.04)
Net Asset Value, End of Period	$38.17		$37.26		$26.43
Total Return++	2.44	%#	47.44%		(4.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,309		$528		$10
Ratio of Expenses to Average Net Assets (1)	1.21	%+^^^*	1.60	%+^^	1.51	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.39	)%+*	(1.09	)%+	0.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%		0.00	%*§
Portfolio Turnover Rate	22	%#	31%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31	%*	1.72%		N/A
Net Investment Loss to Average Net Assets	(0.49	)%*	(1.21)%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class L shares. Prior to April 7, 2014, the maximum ratio was 1.65% for Class L shares.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30,2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$38.40		$34.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		(0.02)
Net Realized and Unrealized Gain	1.07		5.55
Total from Investment Operations	1.09		5.53
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.58)
Net Asset Value, End of Period	$39.49		$38.40
Total Return++	2.87	%#	16.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$665,694		$11
Ratio of Expenses to Average Net Assets (1)	0.55	%+^^^*	0.60	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.10	%+*	(0.16	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01	%*
Portfolio Turnover Rate	22	%#	31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	0.56	%*	5.60	%*
Net Investment Income (Loss) to Average Net Assets	0.09	%*	(5.16	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.67% for Class IS shares. Prior to April 7, 2014, the maximum ratio was 0.73% for Class IS shares.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies. Under normal market conditions, the Portfolio seeks to achieve its investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On April 7, 2014, the Portfolio acquired the net assets of Morgan Stanley Focus Growth Fund ("Focus Growth Fund"), an open-end investment company, based on the respective valuations as of the close of business on April 4, 2014, pursuant to a Plan of Reorganization approved by the shareholders of Focus Growth Fund on February 28, 2014 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 13,593,596 Class I shares of the Portfolio at a net asset value of $37.21 for 9,863,136 Class I shares of Focus Growth Fund; 37,591,749 Class A shares of the Portfolio at a net asset value of $36.44 per share for 27,362,441 Class A shares and 679,411 Class B shares of Focus Growth Fund; 2,453,264 Class L shares of the Portfolio at a net asset value of $36.04 for 2,096,775 Class L shares of Focus Growth Fund; The net assets of Focus Growth Fund before the Reorganization were approximately $1,964,077,000, including unrealized appreciation of approximately $782,409,000 at April 4, 2014. The investment portfolio of Focus Growth Fund, with a fair value of approximately $1,972,049,000 and identified cost of approximately $1,189,640,000 on April 4, 2014, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Focus Growth Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $1,262,454,000. Immediately after the merger, the net assets of the Portfolio were approximately $3,226,531,000.

Upon closing of the Reorganization, shareholders of Focus Growth Fund received shares of the Portfolio as follows:

Focus Growth Fund	MSIF Growth Portfolio
Class I	Class I
Class A	Class A
Class B	Class A
Class L	Class L

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended June 30, 2014, are as follows:

Net investment income(1)	$11,958,000
Net gain realized and unrealized gain(2)	$174,181,000
Net increase (decrease) in net assets resulting from operations	$186,139,000

(1) Approximately $1,411,000 as reported, plus approximately $5,451,000 Focus Growth Fund premerger, plus approximately $5,096,000 of estimated pro-forma eliminated expenses.

(2) Approximately $153,898,000 as reported, plus approximately $20,283,000 Focus Growth Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Focus Growth Fund that have been included in the Portfolio's Statement of Operations since April 7, 2014.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

(observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$126,498	$—	$—	$126,498
Biotechnology	81,637	—	—	81,637
Capital Markets	50,693	—	—	50,693
Chemicals	70,577	—	—	70,577
Commercial Services & Supplies	74,922	—	—	74,922
Communications Equipment	79,729	—	—	79,729
Diversified Financial Services	89,218	—	—	89,218
Electrical Equipment	15,245	—	—	15,245
Food Products	129,268	—	—	129,268
Health Care Equipment & Supplies	128,172	—	—	128,172
Health Care Technology	32,235	—	—	32,235
Hotels, Restaurants & Leisure	70,942	—	—	70,942
Information Technology Services	197,115	—	—	197,115
Insurance	99,007	—	—	99,007
Internet & Catalog Retail	463,441	—	—	463,441
Internet Software & Services	771,385	—	—	771,385
Life Sciences Tools & Services	182,540	—	—	182,540
Media	54,882	—	—	54,882
Oil, Gas & Consumable Fuels	32,671	—	—	32,671
Pharmaceuticals	98,101	—	—	98,101
Professional Services	34,098	—	—	34,098
Semiconductors & Semiconductor Equipment	30,062	—	—	30,062
Software	237,124	—	—	237,124
Tech Hardware, Storage & Peripherals	101,733	—	—	101,733
Textiles, Apparel & Luxury Goods	118,848	—	—	118,848
Total Common Stocks	3,370,143	—	—	3,370,143
Preferred Stocks	—	—	27,560	27,560
Call Options Purchased	—	1,433	—	1,433
Short-Term Investments
Investment Company	81,801	—	—	81,801
Repurchase Agreements	—	3,549	—	3,549
Total Short-Term Investments	81,801	3,549	—	85,350
Total Assets	$3,451,944	$4,982	$27,560	$3,484,486

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Preferred Stocks (000)
Beginning Balance	$—
Purchases	27,821
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	(261)
Realized gains (losses)	—
Ending Balance	$27,560
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2014	$(261)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average/ Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$20,638	Market Transaction Method	Precedent Transaction of Preferred Stock	$122.1391		$122.1391		$122.1391		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	11.5	x	17.1	x	15.5	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Internet Software & Services
Preferred Stock	$6,922	Market Transaction Method	Precedent Transaction of Preferred Stock	$19.1012		$19.1012		$19.1012		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	6.7	x	16.7	x	12.3	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$1,433	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(2,783	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$1,433	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$1,433	$—	$(1,433)	$0

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	751,439,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$41,349	(e)	$—	$(41,349	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received cash collateral of approximately $19,924,000, of which approximately $18,741,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investments. As of June 30, 2014 there was uninvested cash of approximately $1,183,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $21,995,000 in the form of U.S. Government agency securities, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the six months ended June 30, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.45% of the Portfolio's daily net assets.

Effective April 7, 2014, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.05% for Class A, 1.55% for Class L and 0.67% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. Following the two-year period from the date of the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L and 0.73% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, less than $500 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,778,686,000 and $439,692,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $85,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$124,007	$575,236	$617,442	$44	$81,801

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$11,998	$37,925	$1,111	$1,112

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Undistributed Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
$(13)	$13	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,224	$—

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,403,635,000 and the aggregate gross unrealized depreciation is approximately $29,984,000 resulting in net unrealized appreciation of approximately $1,373,651,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$8,601

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 37% and 86%, for Class I and Class IS shares, respectively.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWSAN
977315 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Opportunity Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Opportunity Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Opportunity Portfolio Class I	$1,000.00	$1,009.30	$1,020.73	$4.09	$4.11	0.82%
Opportunity Portfolio Class A	1,000.00	1,007.10	1,018.70	6.12	6.16	1.23
Opportunity Portfolio Class L	1,000.00	1,004.30	1,016.22	8.60	8.65	1.73
Opportunity Portfolio Class IS	1,000.00	1,009.80	1,021.22	3.59	3.61	0.72

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Aerospace & Defense (1.6%)
TransDigm Group, Inc.	22,270	$3,725
Air Freight & Logistics (1.3%)
Expeditors International of Washington, Inc.	68,026	3,004
Beverages (1.6%)
Anheuser-Busch InBev N.V. (Belgium)	34,314	3,942
Capital Markets (3.5%)
CETIP SA - Mercados Organizados (Brazil)	319,859	4,553
WisdomTree Investments, Inc. (a)	311,827	3,854
		8,407
Chemicals (4.3%)
Monsanto Co.	81,676	10,188
Diversified Consumer Services (4.5%)
New Oriental Education & Technology Group, Inc. ADR (China)	122,326	3,250
TAL Education Group ADR (China) (a)	276,434	7,602
		10,852
Diversified Financial Services (5.3%)
CME Group, Inc.	46,458	3,296
MSCI, Inc. (a)	204,135	9,360
		12,656
Hotels, Restaurants & Leisure (5.1%)
Jubilant Foodworks Ltd. (India) (a)	176,686	3,842
Wynn Resorts Ltd.	40,566	8,420
		12,262
Information Technology Services (12.5%)
FleetCor Technologies, Inc. (a)	31,111	4,100
Luxoft Holding, Inc. (a)	110,640	3,990
Mastercard, Inc., Class A	152,995	11,241
Visa, Inc., Class A	50,130	10,563
		29,894
Insurance (3.1%)
Greenlight Capital Re Ltd., Class A (a)	225,762	7,437
Internet & Catalog Retail (18.9%)
Amazon.com, Inc. (a)	91,629	29,759
Priceline Group, Inc. (a)	12,764	15,355
		45,114
Internet Software & Services (27.1%)
Baidu, Inc. ADR (China) (a)	20,433	3,817
Facebook, Inc., Class A (a)	411,843	27,713
Google, Inc., Class A (a)	18,138	10,605
Google, Inc., Class C (a)	19,459	11,194
NAVER Corp. (Korea, Republic of)	4,133	3,411
Qihoo 360 Technology Co., Ltd. ADR (China) (a)	43,653	4,018
Twitter, Inc. (a)	92,464	3,788
		64,546
Real Estate Management & Development (2.2%)
Brookfield Asset Management, Inc., Class A (Canada)	116,695	5,137
	Shares	Value (000)
Road & Rail (3.8%)
DSV A/S (Denmark)	274,798	$8,958
Textiles, Apparel & Luxury Goods (1.8%)
Burberry Group PLC (United Kingdom)	165,193	4,193
Total Common Stocks (Cost $126,493)		230,315
Preferred Stock (0.6%)
Internet & Catalog Retail (0.6%)
Airbnb, Inc. Series D (a)(b)(c)(d) (acquisition cost — $1,502; acquired 4/16/14) (Cost $1,502)	12,298	1,502
Participation Note (2.6%)
Beverages (2.6%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (Cost $6,086)	265,837	6,085
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY December 2014 @ CNY 6.50	2,782,274	1
USD/CNY December 2014 @ CNY 6.50	34,698,631	16
USD/CNY December 2014 @ CNY 6.50	39,150,310	19
USD/CNY June 2015 @ CNY 6.62	43,552,434	69
Total Call Options Purchased (Cost $363)		105
	Shares
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $2,725)	2,725,206	2,725
Total Investments (101.0%) (Cost $137,169)		240,732
Liabilities in Excess of Other Assets (-1.0%)		(2,347)
Net Assets (100.0%)		$238,385

(a)    Non-income producing security.

(b)    Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2014 amounts to approximately $1,502,000 and represents 0.6% of net assets.

(c)    Security has been deemed illiquid at June 30, 2014.

(d)    At June 30, 2014, the Portfolio held a fair valued security valued at approximately $1,502,000, representing 0.6% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR    American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	31.0%
Internet Software & Services	26.8
Internet & Catalog Retail	19.4
Information Technology Services	12.4
Diversified Financial Services	5.3
Hotels, Restaurants & Leisure	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Opportunity Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $134,444)	$238,007
Investment in Security of Affiliated Issuer, at Value (Cost $2,725)	2,725
Total Investments in Securities, at Value (Cost $137,169)	240,732
Foreign Currency, at Value (Cost $10)	10
Cash	16
Dividends Receivable	212
Tax Reclaim Receivable	9
Receivable for Portfolio Shares Sold	1
Receivable from Affiliate	—	@
Other Assets	52
Total Assets	241,032
Liabilities:
Payable for Portfolio Shares Redeemed	1,859
Payable for Advisory Fees	274
Due to Broker	260
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	75
Payable for Sub Transfer Agency Fees — Class L	14
Payable for Shareholder Services Fees — Class A	40
Payable for Distribution and Shareholder Services Fees — Class L	19
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	34
Payable for Transfer Agent Fees — Class L	5
Payable for Administration Fees	16
Payable for Professional Fees	16
Payable for Custodian Fees	2
Payable for Directors' Fees and Expenses	—	@
Other Liabilities	31
Total Liabilities	2,647
Net Assets	$238,385
Net Assets Consist Of:
Paid-in-Capital	$132,031
Accumulated Net Investment Loss	(153)
Accumulated Net Realized Gain	2,944
Unrealized Appreciation (Depreciation) on:
Investments	103,563
Foreign Currency Translations	—	@
Net Assets	$238,385

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$11,534
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	532,362
Net Asset Value, Offering and Redemption Price Per Share	$21.67
CLASS A:
Net Assets	$196,166
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,173,931
Net Asset Value, Redemption Price Per Share	$21.38
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.18
Maximum Offering Price Per Share	$22.56
CLASS L:
Net Assets	$30,674
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,638,374
Net Asset Value, Offering and Redemption Price Per Share	$18.72
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	510
Net Asset Value, Offering and Redemption Price Per Share	$21.68

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Opportunity Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $35 of Foreign Taxes Withheld)	$1,381
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,382
Expenses:
Advisory Fees (Note B)	604
Shareholder Services Fees — Class A (Note D)	246
Distribution and Shareholder Services Fees — Class L (Note D)	116
Transfer Agency Fees (Note E)	5
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	153
Transfer Agency Fees — Class L (Note E)	22
Transfer Agency Fees — Class IS (Note E)	1
Sub Transfer Agency Fees	20
Sub Transfer Agency Fees — Class I	4
Sub Transfer Agency Fees — Class A	96
Sub Transfer Agency Fees — Class L	16
Administration Fees (Note C)	97
Professional Fees	56
Shareholder Reporting Fees	50
Registration Fees	34
Custodian Fees (Note F)	19
Directors' Fees and Expenses	3
Pricing Fees	3
Other Expenses	9
Total Expenses	1,555
Reimbursement of Class Specific Expenses — Class A (Note B)	(17)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	1,534
Net Investment Loss	(152)
Realized Gain (Loss):
Investments Sold	1,893
Foreign Currency Transactions	(2)
Net Realized Gain	1,891
Change in Unrealized Appreciation (Depreciation):
Investments	(327)
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	(328)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,563
Net Increase in Net Assets Resulting from Operations	$1,411

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Opportunity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(152)	$(452)
Net Realized Gain	1,891	24,778
Net Change in Unrealized Appreciation (Depreciation)	(328)	58,253
Net Increase in Net Assets Resulting from Operations	1,411	82,579
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(1,310)
Class A:
Net Realized Gain	—	(18,620)
Class H*:
Net Realized Gain	—	(2,020)**
Class L:
Net Realized Gain	—	(3,650)
Class IS:
Net Realized Gain	—	(1)^
Total Distributions	—	(25,601)
Capital Share Transactions:(1)
Class I:
Subscribed	1,210	2,858
Distributions Reinvested	—	1,267
Redeemed	(3,359)	(5,402)
Class A:
Subscribed	2,864	1,716
Distributions Reinvested	— @	17,797
Conversion from Class H	—	182,310
Redeemed	(16,059)	(15,624)
Class H*:
Subscribed	—	2,568 **
Distributions Reinvested	—	1,916 **
Conversion to Class A	—	(182,310)**
Redeemed	—	(30,117)**
Class L:
Subscribed	217	841
Distributions Reinvested	—	3,317
Redeemed	(2,369)	(6,127)
Class IS:
Subscribed	—	10 ^
Net Decrease in Net Assets Resulting from Capital Share Transactions	(17,496)	(24,980)
Total Increase (Decrease) in Net Assets	(16,085)	31,998
Net Assets:
Beginning of Period	254,470	222,472
End of Period (Including Accumulated Net Investment Loss of $(153) and $(1))	$238,385	$254,470

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	56	147
Shares Issued on Distributions Reinvested	—	62
Shares Redeemed	(156)	(295)
Net Decrease in Class I Shares Outstanding	(100)	(86)
Class A:
Shares Subscribed	136	81
Shares Issued on Distributions Reinvested	— @@	866
Conversion from Class H	—	9,616
Shares Redeemed	(767)	(759)
Net Increase (Decrease) in Class A Shares Outstanding	(631)	9,804
Class H*:
Shares Subscribed	—	149 **
Shares Issued on Distributions Reinvested	—	111 **
Conversion to Class A	—	(9,730)**
Shares Redeemed	—	(1,742)**
Net Decrease in Class H Shares Outstanding	—	(11,212)
Class L:
Shares Subscribed	12	49
Shares Issued on Distributions Reinvested	—	186
Shares Redeemed	(129)	(380)
Net Decrease in Class L Shares Outstanding	(117)	(145)
Class IS:
Shares Subscribed	—	1 ^

@  Amount is less than $500.

@@  Amount is less than 500 shares.

^  For the period September 13, 2013 through December 31, 2013.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Opportunity Portfolio

	Class I*
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		2010		2010	2009^^
Net Asset Value, Beginning of Period	$21.47		$16.59	$15.16		$15.23		$11.91		$9.59	$12.21
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03		0.02	0.02		0.00	‡	0.02		(0.02)	0.02
Net Realized and Unrealized Gain (Loss)	0.17		7.13	1.41		(0.07)		3.30		2.34	(2.64)
Total from Investment Operations	0.20		7.15	1.43		(0.07)		3.32		2.32	(2.62)
Distributions from and/or in Excess of:
Net Realized Gain	—		(2.27)	—		—		—		—	—
Net Asset Value, End of Period	$21.67		$21.47	$16.59		$15.16		$15.23		$11.91	$9.59
Total Return++	0.93	%#	43.92%	9.43%		(0.46)%		27.88	%#	24.19%	(21.52)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$11.5		$13.6	$11.9		$13.2		$13.0		$11.0	$7.5
Ratio of Expenses to Average Net Assets (1)	0.82	%+@	0.86%+	0.88	%+††	0.88	%+††	0.72	%+††@	1.14%	0.91%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		N/A		0.90	%+††@	0.96%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.32	%+@	0.13%+	0.14	%+††	0.01	%+††	0.25	%+††@	(0.14)%	0.21%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§@	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A
Portfolio Turnover Rate	3	%#	21%	24%		21%		6	%#	12%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.87%	0.91	%††	0.95	%††	N/A		N/A	1.41%
Net Investment Income (Loss) to Average Net Assets	N/A		0.12%	0.11	%††	(0.06	)%††	N/A		N/A	(0.29)%

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 and the prior year reflects the historical per share data of Class I shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Opportunity Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from July 1, 2010 to December 31,		Period from May 21, 2010^ to June 30,
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		2010		2010
Net Asset Value, Beginning of Period	$21.23		$16.47		$15.08		$15.19		$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)		(0.10)		(0.02)		(0.04)		0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	0.16		7.13		1.41		(0.07)		3.30		(0.23)
Total from Investment Operations	0.15		7.03		1.39		(0.11)		3.30		(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	—		(2.27)		—		—		—		—
Net Asset Value, End of Period	$21.38		$21.23		$16.47		$15.08		$15.19		$11.89
Total Return++	0.71	%#	43.51%		9.22%		(0.72)%		27.75	%#	(1.98	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$196,166		$208,161		$12		$2,098		$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.23	%+*	1.21	%+^^	1.13	%+††	1.13	%+††	0.97	%+††*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.08	)%+*	(0.46	)%+	(0.11	)%+††	(0.24	)%+††	0.00	%§+††*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%§††	0.00	%§††	0.00	%§††*	N/A
Portfolio Turnover Rate	3	%#	21%		24%		21%		6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25	%*	1.22%		1.16	%††	1.20	%††	N/A		N/A
Net Investment Loss to Average Net Assets	(0.10	)%*	(0.47)%		(0.14	)%††	(0.31	)%††	N/A		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.13% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Opportunity Portfolio

	Class L*
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		2010		2010	2009^^
Net Asset Value, Beginning of Period	$18.64		$14.74	$13.57		$13.73		$10.78		$8.77	$11.28
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)		(0.11)	(0.09)		(0.10)		(0.03)		(0.13)	(0.07)
Net Realized and Unrealized Gain (Loss)	0.13		6.28	1.26		(0.06)		2.98		2.14	(2.44)
Total from Investment Operations	0.08		6.17	1.17		(0.16)		2.95		2.01	(2.51)
Distributions from and/or in Excess of:
Net Realized Gain	—		(2.27)	—		—		—		—	—
Net Asset Value, End of Period	$18.72		$18.64	$14.74		$13.57		$13.73		$10.78	$8.77
Total Return++	0.43	%#	42.78%	8.62%		(1.17)%		27.37	%#	22.92%	(22.32)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$30.7		$32.7	$28.0		$30.8		$39.0		$34.8	$28.6
Ratio of Expenses to Average Net Assets (1)	1.73	%+@	1.65%+^	1.63	%+††	1.63	%+††	1.47	%+††@	2.12%	1.89%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		N/A		1.65	%+††@	1.94%	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.59	)%+@	(0.65)%+	(0.61	)%+††	(0.74	)%+††	(0.50	)%+††@	(1.16)%	(0.90)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§@	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A
Portfolio Turnover Rate	3	%#	21%	24%		21%		6	%#	12%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.67%	1.66	%††	1.70	%††	N/A		N/A	2.24%
Net Investment Loss to Average Net Assets	N/A		(0.67)%	(0.64	)%††	(0.81	)%††	N/A		N/A	(1.25)%

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 and the prior year reflects the historical per share data of Class L shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.73% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.63% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$21.47		$19.59
Income from Investment Operations:
Net Investment Income†	0.05		0.00	‡
Net Realized and Unrealized Gain	0.16		3.95
Total from Investment Operations	0.21		3.95
Distributions from and/or in Excess of:
Net Realized Gain	—		(2.07)
Net Asset Value, End of Period	$21.68		$21.47
Total Return++	0.98	%#	20.51	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11		$11
Ratio of Expenses to Average Net Assets (1)	0.72	%+*	0.73	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.44	%+*	(9.82	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01	%*
Portfolio Turnover Rate	3	%#	21	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	20.47	%*	5.67	%*
Net Investment Loss to Average Net Assets	(19.31	)%*	(4.88	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may in-

clude, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,725	$—	$—	$3,725
Air Freight & Logistics	3,004	—	—	3,004
Beverages	3,942	—	—	3,942
Capital Markets	8,407	—	—	8,407
Chemicals	10,188	—	—	10,188
Diversified Consumer Services	10,852	—	—	10,852
Diversified Financial Services	12,656	—	—	12,656
Hotels, Restaurants & Leisure	12,262	—	—	12,262
Information Technology Services	29,894	—	—	29,894
Insurance	7,437	—	—	7,437
Internet & Catalog Retail	45,114	—	—	45,114
Internet Software & Services	64,546	—	—	64,546
Real Estate Management & Development	5,137	—	—	5,137
Road & Rail	8,958	—	—	8,958
Textiles, Apparel & Luxury Goods	4,193	—	—	4,193
Total Common Stocks	230,315	—	—	230,315
Preferred Stock	—	—	1,502	1,502
Participation Note	—	6,085	—	6,085
Call Options Purchased	—	105	—	105
Short-Term Investment Investment Company	2,725	—	—	2,725
Total Assets	$233,040	$6,190	$1,502	$240,732

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Preferred Stock (000)
Beginning Balance	$—
Purchases	1,502
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$1,502
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2014	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$1,502	Market Transaction Method	Precedent Transaction of Preferred Stock	$122.1391		$122.1391		$122.1391		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	11.5	x	17.1	x	15.5	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$105	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(146	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$105	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$105	$—	$(105)	$0

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	83,890,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the six months ended June 30, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.50% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.88% for Class I shares, 1.23% for Class A shares, 1.73% for Class L shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $19,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $7,988,000 and $22,294,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)	(000)
	$7,433	$19,042	$23,750	$1	$2,725

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Capital Gain Long-Term (000)
$—	$25,601	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Undistributed Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
$452	$(183)	$(269)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$392	$937

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $105,010,000 and the aggregate gross unrealized depreciation is approximately $1,447,000 resulting in net unrealized appreciation of approximately $103,563,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 79% and 10%, for Class I and Class L shares, respectively.
24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIOPPSAN
976915 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global
Opportunity
Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,060.90	$1,019.19	$5.77	$5.66	1.13%
Global Opportunity Portfolio Class A	1,000.00	1,058.60	1,017.41	7.61	7.45	1.49
Global Opportunity Portfolio Class L	1,000.00	1,057.50	1,016.61	8.42	8.25	1.65
Global Opportunity Portfolio Class IS	1,000.00	1,060.10	1,018.94	6.03	5.91	1.18

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (93.6%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	36,846	$—
Belgium (1.4%)
Anheuser-Busch InBev N.V.	1,863	214
Brazil (3.3%)
CETIP SA - Mercados Organizados	36,123	514
Canada (3.3%)
Brookfield Asset Management, Inc., Class A	5,937	261
Brookfield Infrastructure Partners LP	5,838	244
		505
China (15.4%)
Autohome, Inc. ADR (a)	9,099	313
Baidu, Inc. ADR (a)	1,809	338
JD.com, Inc. ADR (a)	6,319	180
New Oriental Education & Technology Group, Inc. ADR	11,648	310
Qihoo 360 Technology Co., Ltd. ADR (a)	3,839	353
TAL Education Group ADR (a)	31,698	872
		2,366
Denmark (4.3%)
DSV A/S	20,347	663
Hong Kong (1.3%)
Louis XIII Holdings Ltd. (a)	259,620	197
India (5.5%)
Adani Ports and Special Economic Zone	109,730	445
Jubilant Foodworks Ltd. (a)	18,763	408
		853
Italy (0.9%)
Prada SpA (d)	19,900	141
Japan (1.5%)
Calbee, Inc.	8,500	234
Korea, Republic of (6.8%)
Hotel Shilla Co., Ltd.	5,228	472
NAVER Corp.	694	573
		1,045
South Africa (3.3%)
Naspers Ltd., Class N	4,375	515
Switzerland (1.3%)
Kuehne & Nagel International AG (Registered)	1,498	199
United Kingdom (5.0%)
Burberry Group PLC	16,833	427
Intertek Group PLC	4,003	189
Just Eat PLC (a)	33,973	148
		764
United States (40.3%)
Amazon.com, Inc. (a)	2,726	885
Cognizant Technology Solutions Corp., Class A (a)	7,507	367
Facebook, Inc., Class A (a)	15,876	1,068
	Shares	Value (000)
United States (cont'd)
Google, Inc., Class A (a)	678	$397
Google, Inc., Class C (a)	742	427
Greenlight Capital Re Ltd., Class A (a)	7,280	240
Luxoft Holding, Inc. (a)	16,925	610
Mastercard, Inc., Class A	5,299	389
Monsanto Co.	2,080	260
MSCI, Inc. (a)	4,645	213
Priceline Group, Inc. (a)	375	451
Twitter, Inc. (a)	3,401	139
Visa, Inc., Class A	1,733	365
WisdomTree Investments, Inc. (a)	11,597	143
Wynn Resorts Ltd.	1,178	245
		6,199
Total Common Stocks (Cost $9,176)		14,409
Preferred Stocks (1.2%)
India (0.6%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(e) (acquisition cost — $51; acquired 10/4/13)	2,242	88
United States (0.6%)
Airbnb, Inc. Series D (a)(b)(c)(e) (acquisition cost — $92; acquired 4/16/14)	753	92
Total Preferred Stocks (Cost $143)		180
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(c)(e) (acquisition cost — $@; acquired 9/16/10) (Cost $—@)	9	—	@
Participation Notes (4.0%)
China (4.0%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 8/18/14	14,278	326
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21	12,485	286
Total Participation Notes (Cost $614)		612
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	134,154	—	@
USD/CNY December 2014 @ CNY 6.50	1,665,755	1
USD/CNY December 2014 @ CNY 6.50	1,869,554	1
USD/CNY June 2015 @ CNY 6.62	2,754,345	4
Total Call Options Purchased (Cost $19)		6

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

	Shares	Value (000)
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $138)	137,581	$138
Total Investments (99.7%) (Cost $10,090)		15,345
Other Assets in Excess of Liabilities (0.3%)		52
Net Assets (100.0%)		$15,397

(a)  Non-income producing security.

(b)  At June 30, 2014, the Portfolio held fair valued securities valued at approximately $180,000, representing 1.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at June 30, 2014.

(d)  Security trades on the Hong Kong exchange.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2014 amounts to approximately $180,000 and represents 1.2% of net assets.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.7%
Internet Software & Services	24.5
Information Technology Services	11.3
Internet & Catalog Retail	11.1
Diversified Consumer Services	7.7
Hotels, Restaurants & Leisure	7.3
Beverages	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Opportunity Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,952)	$15,207
Investment in Security of Affiliated Issuer, at Value (Cost $138)	138
Total Investments in Securities, at Value (Cost $10,090)	15,345
Foreign Currency, at Value (Cost $—@)	—	@
Cash	12
Due from Adviser	19
Dividends Receivable	13
Tax Reclaim Receivable	4
Receivable from Affiliate	—	@
Other Assets	40
Total Assets	15,433
Liabilities:
Payable for Professional Fees	20
Deferred Capital Gain Country Tax	8
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	1
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Custodian Fees	1
Payable for Administration Fees	1
Payable for Directors' Fees and Expenses	1
Other Liabilities	2
Total Liabilities	36
Net Assets	$15,397
Net Assets Consist of:
Paid-in-Capital	$9,551
Accumulated Net Investment Loss	(22)
Accumulated Net Realized Gain	621
Unrealized Appreciation (Depreciation) on:
Investments (Net of approximately $8 of Deferred Capital Gain Country Tax)	5,247
Foreign Currency Translations	—	@
Net Assets	$15,397
CLASS I:
Net Assets	$7,898
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	545,684
Net Asset Value, Offering and Redemption Price Per Share	$14.47
CLASS A:
Net Assets	$6,478
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	453,972
Net Asset Value, Redemption Price Per Share	$14.27
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.79
Maximum Offering Price Per Share	$15.06
CLASS L:
Net Assets	$1,009
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	71,281
Net Asset Value, Offering and Redemption Price Per Share	$14.15
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	805
Net Asset Value, Offering and Redemption Price Per Share	$14.47

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Opportunity Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$73
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	73
Expenses:
Advisory Fees (Note B)	64
Professional Fees	54
Registration Fees	29
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	3
Custodian Fees (Note F)	10
Shareholder Reporting Fees	7
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Administration Fees (Note C)	6
Pricing Fees	3
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	—	@
Directors' Fees and Expenses	1
Other Expenses	—	@
Total Expenses	194
Waiver of Advisory Fees (Note B)	(64)
Expenses Reimbursed by Adviser (Note B)	(32)
Distribution Fees — Class L Shares Waived (Note D)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	95
Net Investment Loss	(22)
Realized Gain (Loss):
Investments Sold	346
Foreign Currency Transactions	(1)
Net Realized Gain	345
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of approximately $4)	518
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	518
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	863
Net Increase in Net Assets Resulting from Operations	$841

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Opportunity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(22)	$(33)
Net Realized Gain	345	1,190
Net Change in Unrealized Appreciation (Depreciation)	518	2,357
Net Increase in Net Assets Resulting from Operations	841	3,514
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(730)
Class A:
Net Realized Gain	—	(289)
Class H*:
Net Realized Gain	—	(98	)**
Class L:
Net Realized Gain	—	(51)
Class IS:
Net Realized Gain	—	(1	)***
Total Distributions	—	(1,169)
Capital Share Transactions:(1)
Class I:
Subscribed	209	717
Distributions Reinvested	—	93
Redeemed	(58)	(60)
Class A:
Subscribed	3,418	237
Distributions Reinvested	—	288
Conversion from Class H	—	3,201
Redeemed	(1,341)	(182)
Class H*:
Subscribed	—	5	**
Distributions Reinvested	—	97	**
Conversion to Class A	—	(3,201	)**
Redeemed	—	(1,340	)**
Class L:
Subscribed	568	26
Distributions Reinvested	—	37
Redeemed	(128)	(33)
Class IS:
Subscribed	—	10	***
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,668	(105)
Total Increase in Net Assets	3,509	2,240
Net Assets:
Beginning of Period	11,888	9,648
End of Period (Including Accumulated Net Investment Loss of $(22) and $(—@))	$15,397	$11,888

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	16	64
Shares Issued on Distributions Reinvested	—	7
Shares Redeemed	(5)	(4)
Net Increase in Class I Shares Outstanding	11	67
Class A:
Shares Subscribed	253	18
Shares Issued on Distributions Reinvested	—	22
Conversion from Class H	—	268
Shares Redeemed	(100)	(15)
Net Increase in Class A Shares Outstanding	153	293
Class H*:
Shares Subscribed	—	1	**
Shares Issued on Distributions Reinvested	—	9	**
Conversion to Class A	—	(268	)**
Shares Redeemed	—	(124	)**
Net Decrease in Class H Shares Outstanding	—	(382)
Class L:
Shares Subscribed	41	2
Shares Issued on Distributions Reinvested	—	3
Shares Redeemed	(9)	(3)
Net Increase in Class L Shares Outstanding	32	2
Class IS:
Shares Subscribed	—	1	***

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Opportunity Portfolio

	Class I**
Selected Per Share	Six Months Ended June 30,2014		Year Ended December 31,					Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Data and Ratios	(unaudited)		2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$13.65		$10.84	$10.26		$11.58		$9.53		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)		(0.02)	0.01		0.02		(0.00	)‡	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	0.83		4.21	1.01		(0.57)		2.05		4.47	(4.90)
Total from Investment Operations	0.82		4.19	1.02		(0.55)		2.05		4.48	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—	—		—		—		(0.03)	—
Net Realized Gain	—		(1.38)	(0.44)		(0.77)		—		—	—
Total Distributions	—		(1.38)	(0.44)		(0.77)		—		(0.03)	—
Redemption Fees	—		—	—		0.00	‡	—		—	—
Net Asset Value, End of Period	$14.47		$13.65	$10.84		$10.26		$11.58		$9.53	$5.08
Total Return++	6.09	%#	40.12%	9.99%		(4.90)%		21.51	%#	88.32%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$7.9		$7.3	$5.1		$8.4		$5.4		$5.6	$2.3
Ratio of Expenses to Average Net Assets (1)	1.13	%+*	1.24%+	1.25	%+††	1.25	%+††	1.25	%+††*	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		N/A		1.07	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.11	)%+*	(0.21)%+	0.06	%+††	0.13	%+††	(0.01	)%+††*	0.09%	(0.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.000%§	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	9	%#	38%	33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.48	%*	3.36%	2.57	%††	2.92	%††	2.77	%+††*	4.51%	12.66	%*
Net Investment Loss to Average Net Assets	(1.46	)%*	(2.33)%	(1.26	)%††	(1.54	)%††	(1.53	)%+††*	(3.17)%	(11.75	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Opportunity Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from May 21, 2010^ to December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$13.48		$10.75		$10.21		$11.56		$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.23)		(0.15)		(0.02)		(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss)	1.02		4.26		1.00		(0.57)		3.00
Total from Investment Operations	0.79		4.11		0.98		(0.58)		2.94
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.38)		(0.44)		(0.77)		—
Redemption Fees	—		—		—		0.00	‡	—
Net Asset Value, End of Period	$14.27		$13.48		$10.75		$10.21		$11.56
Total Return++	5.86	%#	39.80%		9.65%		(5.16)%		34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,478		$4,057		$87		$10		$11
Ratio of Expenses to Average Net Assets (1)	1.49	%+*	1.59	%+^^	1.50	%+††	1.50	%+††	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.45	)%+*	(1.15	)%+	(0.19	)%+††	(0.12	)%+††	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%††§	0.00	%††§	0.01	%*
Portfolio Turnover Rate	9	%#	38%		33%		39%		19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.84	%*	3.93%		2.82	%††	3.17	%††	4.52	%+*
Net Investment Loss to Average Net Assets	(1.80	)%*	(3.49)%		(1.51	)%††	(1.79	)%††	(3.88	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Opportunity Portfolio

	Class L**
Selected Per Share	Six Months Ended June 30,2014		Year Ended December 31,						Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Data and Ratios	(unaudited)		2013		2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$13.38		$10.68		$10.15		$11.50		$9.48		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡	(0.07)		(0.03)		(0.02)		(0.04)		(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss)	0.77		4.15		1.00		(0.56)		2.06		4.51	(4.90)
Total from Investment Operations	0.77		4.08		0.97		(0.58)		2.02		4.42	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		—		(0.02)	—
Net Realized Gain	—		(1.38)		(0.44)		(0.77)		—		—	—
Total Distributions	—		(1.38)		(0.44)		(0.77)		—		(0.02)	—
Redemption Fees	—		—		—		0.00	‡	—		—	—
Net Asset Value, End of Period	$14.15		$13.38		$10.68		$10.15		$11.50		$9.48	$5.08
Total Return++	5.75	%#	39.79%		9.61%		(5.19)%		21.31	%#	87.08%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$1.0		$0.5		$0.4		$0.5		$0.7		$1.4	$0.1
Ratio of Expenses to Average Net Assets (1)	1.65	%+*	1.58	%+^^	1.55	%+††	1.55	%+††	2.09	%+††*	2.11%	1.31	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.91	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.54	)%+*	(0.57	)%+	(0.24	)%+††	(0.17	)%+††	(0.85	)%+††*	(1.03)%	(0.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	9	%#	38%		33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.52	%*	4.23%		3.32	%††	3.67	%††	3.61	%+††*	5.37%	12.85	%*
Net Investment Loss to Average Net Assets	(2.41	)%*	(3.22)%		(2.01	)%††	(2.29	)%††	(2.37	)%+††*	(4.29)%	(11.93	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.65		$12.43
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.03)
Net Realized and Unrealized Gain	0.83		2.27
Total from Investment Operations	0.82		2.24
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.02)
Net Asset Value, End of Period	$14.47		$13.65
Total Return++	6.01	%#	18.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$11
Ratio of Expenses to Average Net Assets (1)	1.18	%+*	1.18	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.17	)%+*	(0.74	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§*
Portfolio Turnover Rate	9	%#	38	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	22.43	%*	8.44	%*
Net Investment Loss to Average Net Assets	(21.42	)%*	(8.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$214	$—	$—		$214
Capital Markets	657	—	—		657
Chemicals	260	—	—		260
Construction & Engineering	197	—	—		197
Diversified Consumer Services	1,182	—	—		1,182
Diversified Financial Services	213	—	—		213
Electric Utilities	244	—	—	†	244	†
Food Products	234	—	—		234
Hotels, Restaurants & Leisure	1,125	—	—		1,125
Information Technology Services	1,731	—	—		1,731
Insurance	240	—	—		240
Internet & Catalog Retail	1,516	—	—		1,516
Internet Software & Services	3,756	—	—		3,756
Marine	199	—	—		199
Media	515	—	—		515
Professional Services	189	—	—		189
Real Estate Management & Development	261	—	—		261
Road & Rail	663	—	—		663

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$568	$—	$—		$568
Transportation Infrastructure	445	—	—		445
Total Common Stocks	14,409	—	—	†	14,409	†
Preferred Stocks	—	—	180		180
Convertible Preferred Stock	—	—	—	@	—	@
Participation Notes	—	612	—		612
Call Options Purchased	—	6	—		6
Short-Term Investments
Investment Company	138	—	—		138
Total Assets	$14,547	$618	$180	†	$15,345	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)			Preferred Stocks (000)
Beginning Balance	$—	†		$—	@	$53
Purchases	—			—		92
Sales	—			—		—
Amortization of discount	—			—		—
Transfers in	—			—		—
Transfers out	—			—		—
Change in unrealized appreciation/ depreciation	—			(—	@)	35
Realized gains (losses)	—			—		—
Ending Balance	$—	†		$—	@	$180
Net change in unrealized appreciation/ depreciation from investments still held as of June 30, 2014	$—		$	(—	@)	$35

†  Includes one security which is valued at zero.

@  Value is less than $500.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$92	Market Transaction Method	Precedent Transaction of Preferred Stock	$122.1391		$122.1391		$122.1391		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.5	x	17.1	x	15.5	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$88	Market Transaction Method	Precedent Transaction of Preferred Stock	$39.191		$39.191		$39.191		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.7	x	2.5	x	2.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$6	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(7	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$6	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$6	$—	$—	$6

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	4,129,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.90%	0.85%	0.80%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 1.65% for Class L shares and 1.18% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $64,000 of advisory fees were waived and approximately $33,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the six months ended June 30, 2014, this waiver amounted to approximately $2,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $3,947,000 and $1,271,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$88	$4,428	$4,378	$—	@	$138

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the Internal

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$25	$1,144	$—	$405

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and partnerships, a non-taxable dividend adjustment to income and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$32	$(18)	$(14)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$54	$241

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $5,405,000 and the aggregate gross unrealized depreciation is approximately $150,000 resulting in net unrealized appreciation of approximately $5,255,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 19% and 43%, for Class A and Class L shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOSAN
976937 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage
Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Advantage Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,011.00	$1,019.64	$5.19	$5.21	1.04%
Advantage Portfolio Class A	1,000.00	1,009.80	1,018.00	6.83	6.85	1.37
Advantage Portfolio Class L	1,000.00	1,011.00	1,019.24	5.58	5.61	1.12
Advantage Portfolio Class IS	1,000.00	1,011.60	1,019.84	4.99	5.01	1.00

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.9%)
Beverages (6.2%)
Dr. Pepper Snapple Group, Inc.	11,170	$654
Monster Beverage Corp. (a)	3,501	249
PepsiCo, Inc.	7,244	647
		1,550
Commercial Services & Supplies (2.1%)
Edenred (France)	17,636	535
Communications Equipment (2.3%)
Motorola Solutions, Inc.	8,717	580
Diversified Financial Services (7.4%)
Berkshire Hathaway, Inc., Class B (a)	5,694	721
Eurazeo SA (France)	4,529	377
McGraw Hill Financial, Inc.	4,704	390
MSCI, Inc. (a)	8,149	374
		1,862
Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	5,088	586
Food Products (8.4%)
McCormick & Co., Inc.	6,670	477
Mead Johnson Nutrition Co.	9,695	903
Nestle SA ADR (Switzerland)	9,253	719
		2,099
Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	15,540	636
Hotels, Restaurants & Leisure (4.9%)
Dunkin' Brands Group, Inc.	5,318	244
Panera Bread Co., Class A (a)	1,400	210
Starbucks Corp.	9,953	770
		1,224
Information Technology Services (6.7%)
Cognizant Technology Solutions Corp., Class A (a)	4,955	242
Mastercard, Inc., Class A	9,798	720
Visa, Inc., Class A	3,405	718
		1,680
Insurance (3.8%)
Arch Capital Group Ltd. (a)	4,152	239
Progressive Corp. (The)	28,158	714
		953
Internet & Catalog Retail (7.7%)
Amazon.com, Inc. (a)	5,914	1,921
Internet Software & Services (20.3%)
eBay, Inc. (a)	4,402	220
Facebook, Inc., Class A (a)	30,386	2,045
Google, Inc., Class A (a)	1,488	870
Google, Inc., Class C (a)	1,677	965
Twitter, Inc. (a)	23,985	982
		5,082
Life Sciences Tools & Services (2.3%)
Thermo Fisher Scientific, Inc.	4,960	585
	Shares	Value (000)
Media (1.6%)
Naspers Ltd., Class N (South Africa)	3,317	$390
Multi-line Retail (1.8%)
Dollar Tree, Inc. (a)	8,394	457
Oil, Gas & Consumable Fuels (0.9%)
Phillips 66	2,863	230
Pharmaceuticals (2.3%)
Valeant Pharmaceuticals International, Inc. (Canada) (a)	4,490	566
Professional Services (1.4%)
Verisk Analytics, Inc., Class A (a)	5,976	359
Specialty Retail (1.4%)
TJX Cos., Inc. (The)	6,526	347
Tech Hardware, Storage & Peripherals (2.9%)
Apple, Inc.	7,819	727
Textiles, Apparel & Luxury Goods (6.5%)
Burberry Group PLC (United Kingdom)	9,775	248
Carter's, Inc.	4,031	278
Christian Dior SA (France)	4,376	870
Moncler SpA (Italy)	13,746	228
		1,624
Total Common Stocks (Cost $17,854)		23,993
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	233,898	—	@
USD/CNY December 2014 @ CNY 6.50	2,895,653	1
USD/CNY December 2014 @ CNY 6.50	3,294,474	2
USD/CNY June 2015 @ CNY 6.62	4,473,209	7
Total Call Options Purchased (Cost $33)		10
	Shares
Short-Term Investment (3.9%)
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $967)	966,767	967
Total Investments (99.8%) (Cost $18,854)		24,970
Other Assets in Excess of Liabilities (0.2%)		52
Net Assets (100.0%)		$25,022

(a)  Non-income producing security.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.6%
Internet Software & Services	20.4
Food Products	8.4
Internet & Catalog Retail	7.7
Diversified Financial Services	7.5
Information Technology Services	6.7
Textiles, Apparel & Luxury Goods	6.5
Beverages	6.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Advantage Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $17,887)	$24,003
Investment in Security of Affiliated Issuer, at Value (Cost $967)	967
Total Investments in Securities, at Value (Cost $18,854)	24,970
Foreign Currency, at Value (Cost $2)	2
Receivable for Portfolio Shares Sold	28
Dividends Receivable	12
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Due from Adviser	—	@
Other Assets	39
Total Assets	25,052
Liabilities:
Payable for Professional Fees	18
Payable for Custodian Fees	4
Payable for Portfolio Shares Redeemed	4
Payable for Administration Fees	2
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Directors' Fees and Expenses	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Other Liabilities	—	@
Total Liabilities	30
Net Assets	$25,022
Net Assets Consist Of:
Paid-in-Capital	$18,249
Accumulated Undistributed Net Investment Income	36
Accumulated Net Realized Gain	621
Unrealized Appreciation (Depreciation) on:
Investments	6,116
Foreign Currency Translations	—	@
Net Assets	$25,022
CLASS I:
Net Assets	$16,325
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	983,831
Net Asset Value, Offering and Redemption Price Per Share	$16.59
CLASS A:
Net Assets	$4,062
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	246,136
Net Asset Value, Redemption Price Per Share	$16.50
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.91
Maximum Offering Price Per Share	$17.41
CLASS L:
Net Assets	$4,624
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	278,505
Net Asset Value, Offering and Redemption Price Per Share	$16.60
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	685
Net Asset Value, Offering and Redemption Price Per Share	$16.60

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Advantage Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $12 of Foreign Taxes Withheld)	$153
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	153
Expenses:
Advisory Fees (Note B)	86
Professional Fees	48
Registration Fees	30
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	16
Shareholder Reporting Fees	10
Administration Fees (Note C)	9
Custodian Fees (Note F)	7
Transfer Agency Fees	1
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	3
Sub Transfer Agency Fees	1
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class L	— @
Directors' Fees and Expenses	1
Other Expenses	9
Total Expenses	230
Waiver of Advisory Fees (Note B)	(85)
Distribution Fees- Class L Shares Waived (Note D)	(15)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	127
Net Investment Income	26
Realized Gain (Loss):
Investments Sold	335
Foreign Currency Transactions	(— @)
Net Realized Gain	335
Change in Unrealized Appreciation (Depreciation):
Investments	(81)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(81)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	254
Net Increase in Net Assets Resulting from Operations	$280

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Advantage Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$26	$6
Net Realized Gain	335	782
Net Change in Unrealized Appreciation (Depreciation)	(81)	4,685
Net Increase in Net Assets Resulting from Operations	280	5,473
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	—
Net Realized Gain	—	(472)
Class A:
Net Investment Income	—	—
Net Realized Gain	—	(73)
Class H*:
Net Realized Gain	—	(28	)**
Class L:
Net Investment Income	—	—
Net Realized Gain	—	(98)
Class IS:
Net Realized Gain	—	(—	@)***
Total Distributions	—	(671)
Capital Share Transactions:(1)
Class I:
Subscribed	2,317	2,820
Distributions Reinvested	—	225
Redeemed	(881)	(324)
Class A:
Subscribed	1,719	269
Distributions Reinvested	—	73
Conversion from Class H	—	2,456
Redeemed	(839)	(87)
Class H*:
Subscribed	—	259	**
Distributions Reinvested	—	28	**
Conversion to Class A	—	(2,456	)**
Redeemed	—	(1,896	)**
Class L:
Subscribed	1,178	3,193
Distributions Reinvested	—	88
Redeemed	(517)	(688)
Class IS:
Subscribed	—	10	***
Net Increase in Net Assets Resulting from Capital Share Transactions	2,977	3,970
Total Increase in Net Assets	3,257	8,772
Net Assets:
Beginning of Period	21,765	12,993
End of Period (Including Accumulated Undistributed Net Investment Income of $36 and $10)	$25,022	$21,765

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	142	211
Shares Issued on Distributions Reinvested	—	15
Shares Redeemed	(55)	(22)
Net Increase in Class I Shares Outstanding	87	204
Class A:
Shares Subscribed	107	20
Shares Issued on Distributions Reinvested	—	5
Conversion from Class H	—	172
Shares Redeemed	(53)	(6)
Net Increase in Class A Shares Outstanding	54	191
Class H*:
Shares Subscribed	—	20	**
Shares Issued on Distributions Reinvested	—	2	**
Conversion to Class A	—	(172	)**
Shares Redeemed	—	(146	)**
Net Decrease in Class H Shares Outstanding	—	(296)
Class L:
Shares Subscribed	73	222
Shares Issued on Distributions Reinvested	—	6
Shares Redeemed	(32)	(48)
Net Increase in Class L Shares Outstanding	41	180
Class IS:
Shares Subscribed	—	1	***

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Advantage Portfolio

	Class I**
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from September 1, 2010 to December 31,		Year Ended August 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$16.41		$12.40	$11.38		$10.87		$9.15		$7.97	$9.55
Income (Loss) from Investment Operations:
Net Investment Income†	0.02		0.01	0.14		0.04		0.01		0.04	0.03
Net Realized and Unrealized Gain (Loss)	0.16		4.54	1.72		0.54		1.74		1.19	(1.50)
Total from Investment Operations	0.18		4.55	1.86		0.58		1.75		1.23	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	—		—	(0.10)		(0.07)		(0.03)		(0.05)	(0.11)
Net Realized Gain	—		(0.54)	(0.74)		—		—		—	—
Total Distributions	—		(0.54)	(0.84)		(0.07)		(0.03)		(0.05)	(0.11)
Net Asset Value, End of Period	$16.59		$16.41	$12.40		$11.38		$10.87		$9.15	$7.97
Total Return++	1.10	%#	37.11%	16.38%		5.33%		19.30	%#	15.34%	(15.05)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,325		$14,712	$8,595		$7,239		$5,015		$4,223	$3,667
Ratio of Expenses to Average Net Assets (1)	1.04	%+*	1.04%+	1.05	%+††	1.05	%+††	1.02	%+††*	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		N/A		0.25	%+††*	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.29	%+*	0.11%+	1.08	%+††	0.39	%+††	0.42	%+††*	0.49%	0.49%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A
Portfolio Turnover Rate	8	%#	36%	50%		28%		33	%#	32%	14%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.80	%*	2.33%	2.34	%††	3.43	%††	3.49	%+††*	4.49%	11.78%
Net Investment Loss to Average Net Assets	(0.47	)%*	(1.18)%	(0.21	)%††	(1.99	)%††	(2.05	)%+††*	(2.95)%	(10.24)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and the prior year reflects the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Advantage Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from September 1, 2010 to December 31,		Period from May 21, 2010^ to August 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		2010		2010
Net Asset Value, Beginning of Period	$16.34		$12.39		$11.37		$10.86		$9.15		$9.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.00	)‡	(0.07)		0.11		0.02		0.01		0.01
Net Realized and Unrealized Gain	0.16		4.56		1.72		0.53		1.73		0.14
Total from Investment Operations	0.16		4.49		1.83		0.55		1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.07)		(0.04)		(0.03)		—
Net Realized Gain	—		(0.54)		(0.74)		—		—		—
Total Distributions	—		(0.54)		(0.81)		(0.04)		(0.03)		—
Net Asset Value, End of Period	$16.50		$16.34		$12.39		$11.37		$10.86		$9.15
Total Return++	0.98	%#	36.65%		16.11%		5.07%		19.16	%#	1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,062		$3,134		$12		$11		$10		$1
Ratio of Expenses to Average Net Assets (1)	1.37	%+*	1.35	%+^^	1.30	%+††	1.30	%+††	1.29	%+††*	1.30	%††*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		0.52	%+††*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.04	)%+*	(0.44	)%+	0.83	%+††	0.14	%+††	0.15	%+††*	0.27	%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.00	%§††	0.00	%§††	0.03	%††*	N/A
Portfolio Turnover Rate	8	%#	36%		50%		28%		33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.12	%*	2.68%		2.59	%††	3.68	%††	3.76	%+††	2.59	%††*
Net Investment Loss to Average Net Assets	(0.79	)%*	(1.77)%		(0.46	)%††	(2.24	)%††	(2.32	)%+††	(1.02	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Advantage Portfolio

	Class L**
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from September 1, 2010 to December 31,		Year Ended August 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$16.42		$12.42	$11.39		$10.89		$9.16		$7.96	$9.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		(0.01)	0.13		0.04		0.01		0.04	0.00 ‡
Net Realized and Unrealized Gain (Loss)	0.16		4.55	1.74		0.52		1.75		1.19	(1.50)
Total from Investment Operations	0.18		4.54	1.87		0.56		1.76		1.23	(1.50)
Distributions from and/or in Excess of:
Net Investment Income	—		—	(0.10)		(0.06)		(0.03)		(0.03)	(0.08)
Net Realized Gain	—		(0.54)	(0.74)		—		—		—	—
Total Distributions	—		(0.54)	(0.84)		(0.06)		(0.03)		(0.03)	(0.08)
Net Asset Value, End of Period	$16.60		$16.42	$12.42		$11.39		$10.89		$9.16	$7.96
Total Return++	1.10	%#	36.97%	16.42%		5.19%		19.20	%#	15.43%	(15.40)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,624		$3,908	$722		$208		$155		$156	$160
Ratio of Expenses to Average Net Assets (1)	1.12	%+*	1.08%+^	1.09	%+††	1.09	%+††	1.06	%+††*	1.08%	1.48%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		N/A		0.29	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.22	%+*	(0.06)%+	1.04	%+††	0.35	%+††	0.38	%+††*	0.45%	(0.01)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A
Portfolio Turnover Rate	8	%#	36%	50%		28%		33	%#	32%	14%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.57	%*	3.10%	3.09	%††	4.18	%††	3.53	%+††*	4.53%	12.27%
Net Investment Loss to Average Net Assets	(1.23	)%*	(2.08)%	(0.96	)%††	(2.74	)%††	(2.09	)%+††*	(3.00)%	(10.80)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and the prior year reflects the historical per share data of Class C shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.19% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.09% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Advantage Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$16.41		$14.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03		(0.01)
Net Realized and Unrealized Gain	0.16		2.21
Total from Investment Operations	0.19		2.20
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.38)
Net Asset Value, End of Period	$16.60		$16.41
Total Return++	1.16	%#	15.15	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11		$11
Ratio of Expenses to Average Net Assets (1)	1.00	%+*	1.01	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.33	%+*	(0.25	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§*
Portfolio Turnover Rate	8	%#	36	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	20.92	%*	7.31	%*
Net Investment Loss to Average Net Assets	(19.59	)%*	(6.55	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.01% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve the investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser")

determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments,

interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$1,550	$—	$—	$1,550
Commercial Services & Supplies	535	—	—	535
Communications Equipment	580	—	—	580
Diversified Financial Services	1,862	—	—	1,862
Food & Staples Retailing	586	—	—	586
Food Products	2,099	—	—	2,099
Health Care Equipment & Supplies	636	—	—	636
Hotels, Restaurants & Leisure	1,224	—	—	1,224
Information Technology Services	1,680	—	—	1,680
Insurance	953	—	—	953
Internet & Catalog Retail	1,921	—	—	1,921
Internet Software & Services	5,082	—	—	5,082
Life Sciences Tools & Services	585	—	—	585
Media	390	—	—	390
Multi-line Retail	457	—	—	457

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$230	$—	$—	$230
Pharmaceuticals	566	—	—	566
Professional Services	359	—	—	359
Specialty Retail	347	—	—	347
Tech Hardware, Storage & Peripherals	727	—	—	727
Textiles, Apparel & Luxury Goods	1,624	—	—	1,624
Total Common Stocks	23,993	—	—	23,993
Call Options Purchased	—	10	—	10
Short-Term Investments
Investment Company	967	—	—	967
Total Assets	$24,960	$10	$—	$24,970

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$10	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Investments	(Options Purchased)	$(14	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$10	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$10	$—	$—	$10

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:

Average monthly notional amount	7,170,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.01% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.19% for Class L shares and 1.01% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $85,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the six months ended June 30, 2014, this waiver amounted to approximately $15,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,752,000 and $1,727,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$992	$4,728	$4,753	$—	@	$967

@  Amount is less than $500.

During the six months ended June 30, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$251	$420	$98	$748

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and return of capital distributions received by the Portfolio, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)		Accumulated Net Realized Gain (000)			Paid-in- Capital (000)
$—	@	$	(—	@)	$—

@  Amount is less than $500.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$121	$177

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $6,240,000 and the aggregate gross unrealized depreciation is approximately $124,000 resulting in net unrealized appreciation of approximately $6,116,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 16%, 55% and 46%, for Class I, Class A and Class L shares, respectively.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

27

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVSAN
976880 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	14
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Advantage Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$1,010.30	$1,018.40	$6.43	$6.46	1.29%
Global Advantage Portfolio Class A	1,000.00	1,008.10	1,016.66	8.17	8.20	1.64
Global Advantage Portfolio Class L	1,000.00	1,005.20	1,014.18	10.64	10.69	2.14

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods and the period since the end of December 2010, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Brazil (1.8%)
JHSF Participacoes SA	29,945	$52
Prumo Logistica SA (a)	57,690	28
		80
Canada (6.8%)
Aimia, Inc.	8,570	150
Fairfax Financial Holdings Ltd.	155	73
Valeant Pharmaceuticals International, Inc. (a)	712	90
		313
France (13.0%)
Christian Dior SA	1,170	233
Edenred	5,139	156
Eurazeo SA	2,550	212
		601
Hong Kong (2.6%)
L'Occitane International SA	54,250	121
Italy (4.3%)
Brunello Cucinelli SpA	1,698	39
Moncler SpA	5,181	86
Tamburi Investment Partners SpA	21,234	72
		197
Japan (1.1%)
FANUC Corp.	300	52
Netherlands (1.3%)
OCI (a)	1,496	58
Nigeria (1.0%)
Guinness Nigeria PLC	38,801	48
Singapore (3.7%)
Jardine Matheson Holdings Ltd.	2,089	124
Mandarin Oriental International Ltd.	25,000	48
		172
South Africa (3.7%)
Naspers Ltd., Class N	1,449	171
Switzerland (4.7%)
Nestle SA ADR	2,761	214
United Kingdom (6.5%)
Burberry Group PLC	3,777	96
Diageo PLC ADR	530	67
Intertek Group PLC	1,384	65
Manchester United PLC, Class A (a)	4,100	72
		300
United States (47.9%)
Amazon.com, Inc. (a)	958	311
Apple, Inc.	1,169	109
Arch Capital Group Ltd. (a)	950	54
Berkshire Hathaway, Inc., Class B (a)	716	90
Costco Wholesale Corp.	593	68
Facebook, Inc., Class A (a)	4,707	317
Google, Inc., Class A (a)	244	143
Google, Inc., Class C (a)	276	159
	Shares	Value (000)
Mastercard, Inc., Class A	1,229	$90
Mead Johnson Nutrition Co.	1,367	127
Motorola Solutions, Inc.	1,016	68
PepsiCo, Inc.	1,083	97
Progressive Corp. (The)	4,600	117
Starbucks Corp.	1,228	95
Thermo Fisher Scientific, Inc.	743	88
Twitter, Inc. (a)	4,540	186
Visa, Inc., Class A	427	90
		2,209
Total Common Stocks (Cost $3,780)		4,536
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	36,590	—	@
USD/CNY December 2014 @ CNY 6.50	452,559	—	@
USD/CNY December 2014 @ CNY 6.50	529,736	—	@
USD/CNY June 2015 @ CNY 6.62	840,042	2
Total Call Options Purchased (Cost $6)		2
	Shares
Short-Term Investment (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $37)	37,265	37
Total Investments (99.2%) (Cost $3,823)		4,575
Other Assets in Excess of Liabilities (0.8%)		36
Net Assets (100.0%)		$4,611

(a)  Non-income producing security.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	37.7%
Internet Software & Services	17.6
Textiles, Apparel & Luxury Goods	9.9
Media	8.6
Food Products	7.5
Internet & Catalog Retail	6.8
Diversified Financial Services	6.6
Insurance	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Advantage Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,786)	$4,538
Investment in Security of Affiliated Issuer, at Value (Cost $37)	37
Total Investments in Securities, at Value (Cost $3,823)	4,575
Foreign Currency, at Value (Cost $15)	15
Due from Adviser	34
Receivable for Portfolio Shares Sold	5
Dividends Receivable	1
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	4
Total Assets	4,635
Liabilities:
Payable for Professional Fees	14
Payable for Custodian Fees	4
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	6
Total Liabilities	24
Net Assets	$4,611
Net Assets Consist Of:
Paid-in-Capital	$3,649
Accumulated Net Investment Loss	(3)
Accumulated Net Realized Gain	213
Unrealized Appreciation (Depreciation) on:
Investments	752
Foreign Currency Translations	—	@
Net Assets	$4,611
CLASS I:
Net Assets	$3,326
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	242,762
Net Asset Value, Offering and Redemption Price Per Share	$13.70
CLASS A:
Net Assets	$927
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	67,799
Net Asset Value, Redemption Price Per Share	$13.68
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.44
CLASS L:
Net Assets	$358
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	26,371
Net Asset Value, Offering and Redemption Price Per Share	$13.57

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Advantage Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$39
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	39
Expenses:
Professional Fees	48
Advisory Fees (Note B)	20
Registration Fees	16
Custodian Fees (Note F)	11
Shareholder Reporting Fees	8
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Pricing Fees	3
Administration Fees (Note C)	2
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Other Expenses	6
Total Expenses	121
Expenses Reimbursed by Adviser (Note B)	(67)
Waiver of Advisory Fees (Note B)	(20)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	32
Net Investment Income	7
Realized Gain (Loss):
Investments Sold	99
Foreign Currency Transactions	(— @)
Net Realized Gain	99
Change in Unrealized Appreciation (Depreciation):
Investments	(71)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(71)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	28
Net Increase in Net Assets Resulting from Operations	$35

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Advantage Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7	$5
Net Realized Gain	99	321
Net Change in Unrealized Appreciation (Depreciation)	(71)	523
Net Increase in Net Assets Resulting from Operations	35	849
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(15)
Net Realized Gain	—	(203)
Class A:
Net Investment Income	—	(1)
Net Realized Gain	—	(27)
Class H*:
Net Realized Gain	—	(5)**
Class L:
Net Investment Income	—	(— @)
Net Realized Gain	—	(18)
Total Distributions	—	(269)
Capital Share Transactions:(1)
Class I:
Subscribed	922	1,881
Distributions Reinvested	—	162
Redeemed	(487)	(749)
Class A:
Subscribed	456	248
Distributions Reinvested	—	9
Conversion from Class H	—	266
Redeemed	(220)	—
Class H*:
Distributions Reinvested	—	3 **
Conversion to Class A	—	(266)**
Redeemed	—	(994)**
Class L:
Subscribed	102	115
Distributions Reinvested	—	7
Redeemed	—	(8)
Net Increase in Net Assets Resulting from Capital Share Transactions	773	674
Total Increase in Net Assets	808	1,254
Net Assets:
Beginning of Period	3,803	2,549
End of Period (Including Accumulated Net Investment Loss and Distribution in Excess of Net Investment Income of $(3) and $(10), respectively)	$4,611	$3,803

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	$69	$157
Shares Issued on Distributions Reinvested	—	13
Shares Redeemed	(38)	(58)
Net Increase in Class I Shares Outstanding	31	112
Class A:
Shares Subscribed	35	18
Shares Issued on Distributions Reinvested	—	1
Conversion from Class H	—	21
Shares Redeemed	(17)	—
Net Increase in Class A Shares Outstanding	18	40
Class H*:
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(21	)**
Shares Redeemed	—	(84	)**
Net Decrease in Class H Shares Outstanding	—	(105)
Class L:
Shares Subscribed	8	9
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	—	(1)
Net Increase in Class L Shares Outstanding	8	9

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Advantage Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.57		$11.37	$9.97		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03		0.04	0.16		0.06		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.10		3.27	2.12		(0.03)		0.01
Total from Investment Operations	0.13		3.31	2.28		0.03		0.01
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)	(0.12)		(0.07)		—
Net Realized Gain	—		(1.03)	(0.76)		—		—
Total Distributions	—		(1.11)	(0.88)		(0.07)		—
Net Asset Value, End of Period	$13.70		$13.57	$11.37		$9.97		$10.01
Total Return++	1.03	%#	29.71%	22.83%		0.34%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,326		$2,868	$1,129		$1,603		$701
Ratio of Expenses to Average Net Assets (1)	1.29	%+††*	1.29%+	1.30	%+††	1.30	%+††	1.30	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.51	%+††*	0.29%+	1.39	%+††	0.57	%+††	(1.10	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%	0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	14	%#	57%	63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.34	%††*	8.07%	7.28	%††	7.31	%††	245.42	%††*
Net Investment Loss to Average Net Assets	(3.54	)%††*	(6.49)%	(4.59	)%††	(5.44	)%††	(245.22	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Advantage Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.57		$11.36		$9.97		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		(0.04)		0.13		0.03		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.10		3.31		2.11		(0.02)		0.01
Total from Investment Operations	0.11		3.27		2.24		0.01		0.01
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		(0.09)		(0.05)		—
Net Realized Gain	—		(1.03)		(0.76)		—		—
Total Distributions	—		(1.06)		(0.85)		(0.05)		—
Net Asset Value, End of Period	$13.68		$13.57		$11.36		$9.97		$10.01
Total Return++	0.81	%#	29.48%		22.44%		0.07%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$927		$681		$114		$100		$100
Ratio of Expenses to Average Net Assets (1)	1.64	%+††*	1.60	%+^^	1.55	%+††	1.55	%+††	1.55	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.16	%+††*	(0.35	)%+	1.14	%+††	0.32	%+††	(1.35	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%		0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	14	%#	57%		63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.74	%††*	8.43%		7.53	%††	7.56	%††	245.67	%††*
Net Investment Loss to Average Net Assets	(3.94	)%††*	(7.18)%		(4.84	)%††	(5.69	)%††	(245.47	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Advantage Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.50		$11.35		$9.96		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)		(0.09)		0.07		(0.02)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.09		3.28		2.11		(0.02)		0.01
Total from Investment Operations	0.07		3.19		2.18		(0.04)		0.01
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.03)		(0.01)		—
Net Realized Gain	—		(1.03)		(0.76)		—		—
Total Distributions	—		(1.04)		(0.79)		(0.01)		—
Net Asset Value, End of Period	$13.57		$13.50		$11.35		$9.96		$10.01
Total Return++	0.52	%#	28.78%		21.89%		(0.44)%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$358		$254		$113		$100		$100
Ratio of Expenses to Average Net Assets (1)	2.14	%+††*	2.09	%+^^	2.05	%+††	2.05	%+††	2.05	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.34	)%+††*	(0.71	)%+	0.64	%+††	(0.18	)%+††	(1.85	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%		0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	14	%#	57%		63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.71	%††*	9.07%		8.03	%††	8.06	%††	246.17	%††*
Net Investment Loss to Average Net Assets	(4.91	)%††*	(7.69)%		(5.34	)%††	(6.19	)%††	(245.97	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.05% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$212	$—	$—	$212
Capital Markets	72	—	—	72
Commercial Services & Supplies	156	—	—	156
Communications Equipment	68	—	—	68
Construction & Engineering	58	—	—	58
Diversified Financial Services	302	—	—	302
Food & Staples Retailing	68	—	—	68
Food Products	341	—	—	341
Hotels, Restaurants & Leisure	143	—	—	143
Industrial Conglomerates	124	—	—	124
Information Technology Services	180	—	—	180
Insurance	244	—	—	244
Internet & Catalog Retail	311	—	—	311
Internet Software & Services	805	—	—	805
Life Sciences Tools & Services	88	—	—	88
Machinery	52	—	—	52
Media	393	—	—	393
Pharmaceuticals	90	—	—	90
Professional Services	65	—	—	65
Real Estate Management & Development	52	—	—	52

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Specialty Retail	$121	$—	$—	$121
Tech Hardware, Storage & Peripherals	109	—	—	109
Textiles, Apparel & Luxury Goods	454	—	—	454
Transportation Infrastructure	28	—	—	28
Total Common Stocks	4,536	—	—	4,536
Call Options Purchased	—	2	—	2
Short-Term Investment
Investment Company	37	—	—	37
Total Assets	$4,573	$2	$—	$4,575

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$2	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(3	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$2	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$2	$—	$—	$2

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	1,159,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares, 1.65% for Class A shares and 2.15% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $20,000 of advisory fees were waived and approximately $69,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Adminis-

trator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,534,000 and $597,000, respectively. There were no purchases and sales of long-term U.S.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$288	$1,349	$1,600	$—	@	$37

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$107	$162	$46	$137

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$1	$(1)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$58	$72

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $852,000 and the aggregate gross unrealized depreciation is approximately $100,000 resulting in net unrealized appreciation of approximately $752,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 49% for Class A.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

24

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGASAN
976928 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Discovery Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	15
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Discovery Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Global Discovery Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Discovery Portfolio Class I	$1,000.00	$1,032.10	$1,018.15	$6.75	$6.71	1.34%
Global Discovery Portfolio Class A	1,000.00	1,030.70	1,016.56	8.36	8.30	1.66
Global Discovery Portfolio Class L	1,000.00	1,027.90	1,013.93	11.01	10.94	2.19

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods and the period since the end of December 2010, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (88.7%)
Brazil (3.9%)
JHSF Participacoes SA	228,546	$398
Prumo Logistica SA (a)	140,057	69
		467
Canada (4.5%)
Corby Spirit and Wine Ltd.	13,209	263
Second Cup Ltd. (The)	69,341	280
		543
France (21.3%)
Christian Dior SA	6,744	1,342
Edenred	19,530	592
Eurazeo SA	7,582	631
		2,565
Greece (1.6%)
Titan Cement Co., SA (Preference)	13,735	190
Hong Kong (4.2%)
L'Occitane International SA	222,500	497
Ireland (1.7%)
Mincon Group PLC (a)	159,144	207
Italy (4.9%)
Moncler SpA	15,099	251
Tamburi Investment Partners SpA	100,109	341
		592
Netherlands (2.0%)
Koninklijke Philips N.V.	7,674	243
Nigeria (2.4%)
Guinness Nigeria PLC	235,210	289
Singapore (2.3%)
Mandarin Oriental International Ltd.	147,000	280
United Kingdom (8.2%)
Daily Mail & General Trust PLC	25,851	368
Just Eat PLC (a)	109,717	479
Mulberry Group PLC	10,450	136
		983
United States (31.7%)
BJ's Restaurants, Inc. (a)	6,635	232
Castlight Health, Inc., Class B (a)(b)	3,000	46
Dropbox, Inc. (a)(c)(d)(e) (acquisition cost — $25; acquired 5/1/12)	2,743	50
Facebook, Inc., Class A (a)	3,271	220
Fairway Group Holdings Corp. (a)(b)	17,374	116
Fiesta Restaurant Group, Inc. (a)	3,670	170
Fox Factory Holding Corp. (a)	9,897	174
Jumei International Holding Ltd. ADR (a)(b)	8,489	231
MICROS Systems, Inc. (a)	3,636	247
PetSmart, Inc.	7,867	470
Progressive Corp. (The)	18,798	477
Rayonier Advanced Materials (a)	3,329	129
Rayonier, Inc. REIT	9,986	355
Roundy's, Inc.	17,256	95
	Shares	Value (000)
Solera Holdings, Inc.	8,001	$537
Textura Corp. (a)(b)	4,923	116
Twitter, Inc. (a)	804	33
Workday, Inc., Class A (a)	533	48
Zoe's Kitchen, Inc. (a)	420	14
zulily, Inc., Class A (a)	1,314	54
		3,814
Total Common Stocks (Cost $9,935)		10,670
Preferred Stocks (3.0%)
India (0.6%)
Flipkart Online Services Pvt Ltd. Series D (a)(c)(d)(e) (acquisition cost — $44; acquired 10/4/13) (Cost $44)	1,910	75
United States (2.4%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $78; acquired 4/16/14)	639	78
Blue Bottle Coffee, Inc. Series B (a)(c)(d)(e) (acquisition cost — $56; acquirred 1/24/14)	3,945	61
DOMO, Inc. (a)(c)(d)(e) (acquisition cost — $37; acquired 1/31/14 — 2/7/14)	9,082	37
Lookout, Inc. Series F (a)(c)(d)(e) (acquisition cost — $73; acquired 6/17/14)	6,374	73
Palantir Technologies, Inc. Series G (a)(c)(d)(e) (acquisition cost — $9; acquired 7/19/12)	2,935	18
Palantir Technologies, Inc. Series H (a)(c)(d)(e) (acquisition cost — $6; acquired 10/25/13)	1,572	10
Palantir Technologies, Inc. Series H1 (a)(c)(d)(e) (acquisition cost — $6; acquired 10/25/13)	1,572	10
		287
Total Preferred Stocks (Cost $309)		362
Convertible Preferred Stock (0.0%)
United States (0.0%)
Dropbox, Inc. Series A (a)(c)(d)(e) (acquisition cost — $3; acquired 5/25/12) (Cost $3)	277	5
	Notional Amount
Call Options Purchased (5.5%)
United States (5.5%)
Intuitive Surgical, Inc. January 2015 @ $300	3	36
Intuitive Surgical, Inc. January 2016 @ $300	45	598
Motorola Solutions, Inc. January 2016 @ $50	16	29
Total Call Options Purchased (Cost $616)		663
	Shares
Short-Term Investments (6.7%)
Securities held as Collateral on Loaned Securities (4.0%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	390,072	390

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Global Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.8%)
Barclays Capital, Inc., (0.08%, dated 6/30/14, due 7/1/14; proceeds $40; fully collateralized by various U.S. Government agency securities; 3.50% — 4.50% due 9/1/33 — 6/20/44; valued at $41)	$40	$40
BNP Paribas Securities Corp., (0.11%, dated 6/30/14, due 7/1/14; proceeds $51; fully collateralized by a U.S. Government agency security; 4.00% due 6/20/44; valued at $52)	51	51
		91
Total Securities held as Collateral on Loaned Securities (Cost $481)		481
	Shares
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $326)	326,159	326
Total Short-Term Investments (Cost $807)		807
Total Investments (103.9%) (Cost $11,670) Including $503 of Securities Loaned		12,507
Liabilities in Excess of Other Assets (-3.9%)		(474)
Net Assets (100.0%)		$12,033

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2014.

(c)  Security has been deemed illiquid at June 30, 2014.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2014 amounts to approximately $417,000 and represents 3.5% of net assets.

(e)  At June 30, 2014, the Portfolio held fair valued securities valued at approximately $417,000, representing 3.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	42.6%
Textiles, Apparel & Luxury Goods	14.4
Hotels, Restaurants & Leisure	8.6
Software	8.1
Specialty Retail	8.0
Internet Software & Services	7.5
Call Options Purchased	5.5
Diversified Financial Services	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Discovery Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $10,954)	$11,791
Investment in Security of Affiliated Issuer, at Value (Cost $716)	716
Total Investments in Securities, at Value (Cost $11,670)	12,507
Cash	30
Receivable for Investments Sold	21
Due from Adviser	16
Tax Reclaim Receivable	5
Dividends Receivable	4
Receivable from Affiliate	—	@
Other Assets	10
Total Assets	12,593
Liabilities:
Collateral on Securities Loaned, at Value	512
Payable for Portfolio Shares Redeemed	22
Payable for Professional Fees	11
Payable for Custodian Fees	8
Bank Overdraft	2
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	3
Total Liabilities	560
Net Assets	$12,033
Net Assets Consist Of:
Paid-in-Capital	$9,709
Accumulated Undistributed Net Investment Income	240
Accumulated Net Realized Gain	1,247
Unrealized Appreciation (Depreciation) on:
Investments	837
Foreign Currency Translations	—	@
Net Assets	$12,033
CLASS I:
Net Assets	$8,288
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	586,133
Net Asset Value, Offering and Redemption Price Per Share	$14.14
CLASS A:
Net Assets	$3,479
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	246,473
Net Asset Value, Redemption Price Per Share	$14.11
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.78
Maximum Offering Price Per Share	$14.89
CLASS L:
Net Assets	$266
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	18,986
Net Asset Value, Offering and Redemption Price Per Share	$14.02
(1) Including: Securities on Loan, at Value:	$503

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Discovery Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $13 of Foreign Taxes Withheld)	$377
Interest from Securities of Unaffiliated Issuers	4
Income from Securities Loaned — Net	3
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	384
Expenses:
Advisory Fees (Note B)	49
Professional Fees	46
Registration Fees	17
Custodian Fees (Note F)	15
Shareholder Reporting Fees	8
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	1
Administration Fees (Note C)	4
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Pricing Fees	3
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	5
Total Expenses	157
Waiver of Advisory Fees (Note B)	(49)
Expenses Reimbursed by Adviser (Note B)	(27)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	78
Net Investment Income	306
Realized Gain:
Investments Sold	443
Foreign Currency Transactions	8
Net Realized Gain	451
Change in Unrealized Appreciation (Depreciation):
Investments	(489)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(489)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(38)
Net Increase in Net Assets Resulting from Operations	$268

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Discovery Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$306	$(13)
Net Realized Gain	451	1,933
Net Change in Unrealized Appreciation (Depreciation)	(489)	806
Net Increase in Net Assets Resulting from Operations	268	2,726
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(39)
Net Realized Gain	—	(983)
Class A:
Net Investment Income	—	(3)
Net Realized Gain	—	(168)
Class H*:
Net Investment Income	—	(1)**
Net Realized Gain	—	(11)**
Class L:
Net Investment Income	—	(— @)
Net Realized Gain	—	(31)
Total Distributions	—	(1,236)
Capital Share Transactions:(1)
Class I:
Subscribed	2,758	5,809
Distributions Reinvested	—	894
Redeemed	(3,118)	(2,877)
Class A:
Subscribed	2,498	712
Distributions Reinvested	—	131
Conversion from Class H	—	799
Redeemed	(581)	(357)
Class H*:
Subscribed	—	197 **
Distributions Reinvested	—	10 **
Conversion to Class A	—	(799)**
Redeemed	—	(1,194)**
Class L:
Subscribed	4	111
Distributions Reinvested	—	14
Redeemed	(13)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,548	3,450
Total Increase in Net Assets	1,816	4,940
Net Assets:
Beginning of Period	10,217	5,277
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $240 and $(66))	$12,033	$10,217

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	202	450
Shares Issued on Distributions Reinvested	—	68
Shares Redeemed	(236)	(207)
Net Increase (Decrease) in Class I Shares Outstanding	(34)	311
Class A:
Shares Subscribed	183	51
Shares Issued on Distributions Reinvested	—	10
Conversion from Class H	—	60
Shares Redeemed	(43)	(27)
Net Increase in Class A Shares Outstanding	140	94
Class H*:
Shares Subscribed	—	15	**
Shares Issued on Distributions Reinvested	—	1	**
Conversion to Class A	—	(60	)**
Shares Redeemed	—	(100	)**
Net Decrease in Class H Shares Outstanding	—	(144)
Class L:
Shares Subscribed	— @@	9
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(1)	—
Net Increase (Decrease) in Class L Shares Outstanding	(1)	10

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Discovery Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.70		$11.11	$9.06		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.38		(0.01)	0.25		0.13		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.06		4.43	2.62		(0.92)		(0.03)
Total from Investment Operations	0.44		4.42	2.87		(0.79)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)	(0.30)		(0.12)		—
Net Realized Gain	—		(1.76)	(0.52)		(0.00	)‡	—
Total Distributions	—		(1.83)	(0.82)		(0.12)		—
Net Asset Value, End of Period	$14.14		$13.70	$11.11		$9.06		$9.97
Total Return++	3.21	%#	40.72%	31.64%		(7.72)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,288		$8,493	$3,432		$2,446		$697
Ratio of Expenses to Average Net Assets (1)	1.34	%+††*	1.34%+	1.35	%+††	1.35	%+††	1.35	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	5.65	%+††*	(0.07)%+	2.41	%+††	1.39	%+††	(1.14	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	45	%#	100%	96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.75	%††*	3.65%	4.33	%††	5.52	%††	238.14	%††*
Net Investment Income (Loss) to Average Net Assets	4.24	%††*	(2.38)%	(0.57	)%††	(2.78	)%††	(237.93	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Discovery Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.69		$11.11		$9.07		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.36		(0.09)		0.22		0.12		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.06		4.47		2.62		(0.92)		(0.03)
Total from Investment Operations	0.42		4.38		2.84		(0.80)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.28)		(0.10)		—
Net Realized Gain	—		(1.76)		(0.52)		(0.00	)‡	—
Total Distributions	—		(1.80)		(0.80)		(0.10)		—
Net Asset Value, End of Period	$14.11		$13.69		$11.11		$9.07		$9.97
Total Return++	3.07	%#	40.33%		31.40%		(7.98)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,479		$1,455		$137		$91		$100
Ratio of Expenses to Average Net Assets (1)	1.66	%+††*	1.65	%+^^	1.60	%+††	1.60	%+††	1.60	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	5.33	%+††*	(0.66	)%+	2.16	%+††	1.14	%+††	(1.39	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%		0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	45	%#	100%		96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.05	%††*	3.87%		4.58	%††	5.77	%††	238.39	%††*
Net Investment Income (Loss) to Average Net Assets	3.94	%††*	(2.88)%		(0.82	)%††	(3.03	)%††	(238.18	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Discovery Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.64		$11.11		$9.07		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.32		(0.14)		0.17		0.06		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.06		4.45		2.61		(0.91)		(0.03)
Total from Investment Operations	0.38		4.31		2.78		(0.85)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		(0.22)		(0.05)		—
Net Realized Gain	—		(1.76)		(0.52)		(0.00	)‡	—
Total Distributions	—		(1.78)		(0.74)		(0.05)		—
Net Asset Value, End of Period	$14.02		$13.64		$11.11		$9.07		$9.97
Total Return++	2.79	%#	39.68%		30.62%		(8.41)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$266		$269		$111		$91		$100
Ratio of Expenses to Average Net Assets (1)	2.19	%+††*	2.13	%+^^	2.10	%+††	2.10	%+††	2.10	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	4.80	%+††*	(1.05	)%+	1.66	%+††	0.64	%+††	(1.89	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%		0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	45	%#	100%		96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.15	%††*	4.62%		5.08	%††	6.27	%††	238.89	%††*
Net Investment Income (Loss) to Average Net Assets	2.84	%††*	(3.54)%		(1.32	)%††	(3.53	)%††	(238.68	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L Shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Discovery Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) Certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of brokerdealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$174	$—	$—	$174
Beverages	552	—	—	552
Capital Markets	341	—	—	341
Chemicals	129	—	—	129
Commercial Services & Supplies	592	—	—	592
Construction Materials	190	—	—	190
Diversified Financial Services	631	—	—	631
Food & Staples Retailing	211	—	—	211
Health Care Technology	46	—	—	46
Hotels, Restaurants & Leisure	976	—	—	976

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Industrial Conglomerates	$243	$—	$—	$243
Insurance	477	—	—	477
Internet & Catalog Retail	285	—	—	285
Internet Software & Services	848	—	50	898
Machinery	207	—	—	207
Media	368	—	—	368
Real Estate Investment Trusts (REITs)	355	—	—	355
Real Estate Management & Development	398	—	—	398
Software	832	—	—	832
Specialty Retail	967	—	—	967
Textiles, Apparel & Luxury Goods	1,729	—	—	1,729
Transportation Infrastructure	69	—	—	69
Total Common Stocks	10,620	—	50	10,670
Preferred Stocks	—	—	362	362
Convertible Preferred Stock	—	—	5	5
Call Options Purchased	663	—	—	663
Short-Term Investments
Investment Company	716	—	—	716
Repurchase Agreements	—	91	—	91
Total Short-Term Investments	716	91	—	807
Total Assets	$11,999	$91	$417	$12,507

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stock (000)	Convertible Preferred Stocks (000)
Beginning Balance	$38	$67	$4
Purchases	—	245	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate action	—	—	—
Change in unrealized appreciation/ depreciation	12	50	1
Realized gains (losses)	—	—	—
Ending Balance	$50	$362	$5
Net change in unrealized appreciation/ depreciation from investments still held as of June 30, 2014	$12	$50	$1

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value	Impact to Valuation from an Increase in Input
Hotels, Restaurants & Leisure
Preferred Stock	$61	Market Transaction Method	Precedent Transaction of Preferred Stock	$14.4692		$14.4692		$14.4692	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%	Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.9	x	12.1	x	9.0x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%	Decrease

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range	Weighted Average/ Selected Value/Fair Value Inputs	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$78	Market Transaction Method	Precedent Transaction of Preferred Stock	$122.1391	$122.1391	$122.1391	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	16.5%	18.5%	17.5%	Decrease
Perpetual Growth Rate	3.0%	4.0%	3.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	11.5	x	17.1	x	15.5	x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease
$75	Market Transaction Method	Precedent Transaction of Preferred Stock	$39.191	$39.191	$39.191	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	16.5%	18.5%	17.5%	Decrease
Perpetual Growth Rate	3.5%	4.5%	4.0%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	1.7	x	2.5	x	2.1	x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease
Internet Software & Services
Common Stock	$50	Market Transaction Method	Precedent Transaction of Preferred Stock	$19.1012	$19.1012	$19.1012	Increase
Convertible Preferred Stock	$5	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%	18.0%	17.0%	Decrease
Perpetual Growth Rate	2.5%	3.5%	3.0%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	6.7	x	16.7	x	12.3x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease
Software
Preferred Stock	$37	Market Transaction Method	Precedent Transaction of Preferred Stock	$4.1332	$4.1332	$4.1332	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	19.0%	21.0%	20.0%	Decrease
Perpetual Growth Rate	3.0%	4.0%	3.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	12.2	x	27.6	x	19.1x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input		Range		Weighted Average/ Selected Value	Impact to Valuation from an Increase in Input
$38	Market Transaction Method	Precedent Transaction of Preferred Stock	$6.13		$6.13		$6.13	Increase
$73	Market Transaction Method	Precedent Transaction of Preferred Stock	$11.4231		$11.4231		$11.4231	Increase
	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%	Decrease
		Perpetual Growth Rate	3.0%		4.0%		3.5%	Increase
	Market Comparable Companies	Enterprise Value/ Revenue	13.9	x	23.5	x	23.5x	Increase
		Discount for Lack of Marketability	15.0%		15.0%		15.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Equity Risk	$663	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Investments (Options Purchased)	$27	(b)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$663	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$663	$—	$—	$663

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	9,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$503	(d)	$—	$(503	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $512,000, of which approximately $481,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2014 there was uninvested cash of approximately $31,000, which is not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares and 2.20% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $49,000 of advisory fees were waived and approximately $29,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,773,000 and $4,605,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$505	$6,960	$6,749	$—	@	$716

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$405	$831	$234	$132

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$2	$(2)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$172	$665

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,181,000 and the aggregate gross unrealized depreciation is approximately $344,000 resulting in net unrealized appreciation of approximately $837,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 55% and 45%, for Class A and Class L shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGDSAN
976903 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	14
U.S. Privacy Policy	20
Director and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,055.40	$1,020.03	$4.89	$4.81	0.96%
Global Franchise Portfolio Class A	1,000.00	1,053.80	1,018.79	6.16	6.06	1.21
Global Franchise Portfolio Class L	1,000.00	1,051.00	1,016.31	8.70	8.55	1.71

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.
3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.4%)
France (11.6%)
LVMH Moet Hennessy Louis Vuitton SA	74,916	$14,444
Pernod Ricard SA	126,131	15,147
Publicis Groupe SA	68,909	5,844
Sanofi	300,239	31,894
		67,329
Germany (4.1%)
SAP AG	312,619	24,143
Italy (1.1%)
Davide Campari-Milano SpA	727,996	6,300
Japan (0.6%)
Japan Tobacco, Inc.	104,500	3,809
Sweden (0.5%)
Swedish Match AB	82,719	2,872
Switzerland (9.2%)
Nestle SA (Registered)	687,710	53,277
United Kingdom (32.6%)
British American Tobacco PLC	947,309	56,386
Diageo PLC	846,138	27,021
Experian PLC	541,187	9,151
Imperial Tobacco Group PLC	213,490	9,609
Reckitt Benckiser Group PLC	464,789	40,568
Unilever PLC	1,033,410	46,885
		189,620
United States (37.7%)
3M Co.	124,020	17,765
Accenture PLC, Class A	326,457	26,391
Intuit, Inc.	73,388	5,910
Kraft Foods Group, Inc.	67,782	4,063
Mead Johnson Nutrition Co.	31,957	2,977
Microsoft Corp.	601,869	25,098
Mondelez International, Inc., Class A	638,169	24,002
Moody's Corp.	121,510	10,652
NIKE, Inc., Class B	119,096	9,236
Philip Morris International, Inc.	311,235	26,240
Procter & Gamble Co. (The)	333,109	26,179
Time Warner, Inc.	301,623	21,189
Visa, Inc., Class A	91,374	19,253
		218,955
Total Common Stocks (Cost $446,016)		566,305
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $16,103)	16,102,681	16,103
Total Investments (100.2%) (Cost $462,119)		582,408
Liabilities in Excess of Other Assets (-0.2%)		(1,136)
Net Assets (100.0%)		$581,272

Portfolio Composition

Classification	Percentage of Total Investments
Food Products	22.5%
Other*	17.9
Tobacco	17.0
Household Products	11.5
Software	9.5
Beverages	8.3
Information Technology Services	7.8
Pharmaceuticals	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Franchise Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $446,016)	$566,305
Investment in Security of Affiliated Issuer, at Value (Cost $16,103)	16,103
Total Investments in Securities, at Value (Cost $462,119)	582,408
Foreign Currency, at Value (Cost $—@)	—	@
Receivable for Investments Sold	1,181
Tax Reclaim Receivable	753
Dividends Receivable	546
Receivable for Portfolio Shares Sold	199
Receivable from Affiliate	—	@
Other Assets	28
Total Assets	585,115
Liabilities:
Payable for Investments Purchased	2,283
Payable for Advisory Fees	1,169
Payable for Portfolio Shares Redeemed	287
Payable for Administration Fees	38
Payable for Shareholder Services Fees — Class A	16
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Professional Fees	16
Payable for Custodian Fees	11
Payable for Directors' Fees and Expenses	9
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	8
Total Liabilities	3,843
Net Assets	$581,272
Net Assets Consist Of:
Paid-in-Capital	$431,399
Accumulated Undistributed Net Investment Income	7,440
Accumulated Net Realized Gain	22,132
Unrealized Appreciation (Depreciation) on:
Investments	120,289
Foreign Currency Translations	12
Net Assets	$581,272
CLASS I:
Net Assets	$492,866
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	22,485,626
Net Asset Value, Offering and Redemption Price Per Share	$21.92
CLASS A:
Net Assets	$78,597
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,649,321
Net Asset Value, Redemption Price Per Share	$21.54
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.19
Maximum Offering Price Per Share	$22.73
CLASS L:
Net Assets	$9,809
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	457,683
Net Asset Value, Offering and Redemption Price Per Share	$21.43

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Franchise Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $622 of Foreign Taxes Withheld)	$10,469
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	10,470
Expenses:
Advisory Fees (Note B)	2,398
Administration Fees (Note C)	243
Shareholder Services Fees — Class A (Note D)	96
Distribution and Shareholder Services Fees — Class L (Note D)	36
Sub Transfer Agency Fees	49
Sub Transfer Agency Fees — Class I	46
Sub Transfer Agency Fees — Class A	8
Sub Transfer Agency Fees — Class L	— @
Custodian Fees (Note F)	44
Professional Fees	44
Registration Fees	29
Shareholder Reporting Fees	15
Directors' Fees and Expenses	8
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Pricing Fees	3
Other Expenses	12
Total Expenses	3,036
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Net Expenses	3,029
Net Investment Income	7,441
Realized Gain (Loss):
Investments Sold	21,407
Foreign Currency Transactions	(14)
Net Realized Gain	21,393
Change in Unrealized Appreciation (Depreciation):
Investments	2,745
Foreign Currency Translations	(9)
Net Change in Unrealized Appreciation (Depreciation)	2,736
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	24,129
Net Increase in Net Assets Resulting from Operations	$31,570

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Franchise Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,441	$10,187
Net Realized Gain	21,393	18,378
Net Change in Unrealized Appreciation (Depreciation)	2,736	73,849
Net Increase in Net Assets Resulting from Operations	31,570	102,414
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(9,241)
Net Realized Gain	—	(14,373)
Class A:
Net Investment Income	—	(1,197)
Net Realized Gain	—	(2,068)
Class H*:
Net Realized Gain	—	(25)**
Class L:
Net Investment Income	—	(92)
Net Realized Gain	—	(239)
Total Distributions	—	(27,235)
Capital Share Transactions:(1)
Class I:
Subscribed	29,656	150,236
Distributions Reinvested	—	21,553
Redeemed	(134,296)	(72,574)
Class A:
Subscribed	4,532	54,199
Distributions Reinvested	—	3,252
Conversion from Class H	—	6,820
Redeemed	(12,883)	(24,795)
Class H*:
Subscribed	—	3,887 **
Distributions Reinvested	—	25 **
Conversion to Class A	—	(6,820)**
Redeemed	—	(21)**
Class L:
Subscribed	530	5,720
Distributions Reinvested	—	330
Redeemed	(345)	(2,411)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(112,806)	139,401
Total Increase (Decrease) in Net Assets	(81,236)	214,580
Net Assets:
Beginning of Period	662,508	447,928
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $7,440 and $(1))	$581,272	$662,508

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,452	7,674
Shares Issued on Distributions Reinvested	—	1,084
Shares Redeemed	(6,417)	(3,629)
Net Increase (Decrease) in Class I Shares Outstanding	(4,965)	5,129
Class A:
Shares Subscribed	219	2,785
Shares Issued on Distributions Reinvested	—	166
Conversion from Class H	—	354
Shares Redeemed	(637)	(1,248)
Net Increase (Decrease) in Class A Shares Outstanding	(418)	2,057
Class H*:
Shares Subscribed	—	200	**
Shares Issued on Distributions Reinvested	—	1	**
Conversion to Class A	—	(354	)**
Shares Redeemed	—	(1	)**
Net Decrease in Class H Shares Outstanding	—	(154)
Class L:
Shares Subscribed	27	297
Shares Issued on Distributions Reinvested	—	17
Shares Redeemed	(16)	(121)
Net Increase in Class L Shares Outstanding	11	193

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Franchise Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$20.77		$18.13	$16.24	$15.29		$13.81		$10.82
Income from Investment Operations:
Net Investment Income†	0.26		0.36	0.40	0.31		0.32		0.19
Net Realized and Unrealized Gain	0.89		3.17	2.11	1.11		1.62		2.98
Total from Investment Operations	1.15		3.53	2.51	1.42		1.94		3.17
Distributions from and/or in Excess of:
Net Investment Income	—		(0.35)	(0.32)	(0.30)		(0.46)		(0.18)
Net Realized Gain	—		(0.54)	(0.30)	(0.17)		—		—
Total Distributions	—		(0.89)	(0.62)	(0.47)		(0.46)		(0.18)
Net Asset Value, End of Period	$21.92		$20.77	$18.13	$16.24		$15.29		$13.81
Total Return++	5.54	%#	19.71%	15.38%	9.38%		14.07%		29.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$492,866		$570,261	$404,762	$211,677		$89,666		$111,852
Ratio of Expenses to Average Net Assets (1)	0.96	%+††*	0.95%+	0.98%+	1.00	%+††	1.00	%+††	1.00	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	N/A		1.00	%+††	1.00	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.49	%+††*	1.79%+	2.21%+	1.87	%+††	2.19	%+††	1.62	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00%§	0.01%	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	14	%#	24%	34%	30%		74%		18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	N/A	1.01	%††	1.08	%+††	1.01	%+
Net Investment Income to Average Net Assets	N/A		N/A	N/A	1.86	%††	2.11	%+††	1.61	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Franchise Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$20.44		$17.86	$16.01	$15.10		$13.65		$10.71
Income from Investment Operations:
Net Investment Income†	0.23		0.28	0.35	0.26		0.28		0.11
Net Realized and Unrealized Gain	0.87		3.14	2.09	1.09		1.59		2.99
Total from Investment Operations	1.10		3.42	2.44	1.35		1.87		3.10
Distributions from and/or in Excess of:
Net Investment Income	—		(0.30)	(0.29)	(0.27)		(0.42)		(0.16)
Net Realized Gain	—		(0.54)	(0.30)	(0.17)		—		—
Total Distributions	—		(0.84)	(0.59)	(0.44)		(0.42)		(0.16)
Net Asset Value, End of Period	$21.54		$20.44	$17.86	$16.01		$15.10		$13.65
Total Return++	5.38	%#	19.42%	15.14%	8.98%		13.83%		29.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$78,597		$83,135	$35,901	$15,327		$9,653		$9,332
Ratio of Expenses to Average Net Assets (1)	1.21	%+††*	1.20%+^	1.23%+	1.25	%+††	1.25	%+††	1.25	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	N/A		1.25	%+††	1.25	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.24	%+††*	1.42%	1.99%+	1.62	%+††	1.94	%+††	0.92	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00%§	0.01%	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	14	%#	24%	34%	30%		74%		18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	N/A	1.26	%††	1.33	%+††	1.26	%+
Net Investment Income to Average Net Assets	N/A		N/A	N/A	1.61	%††	1.86	%+††	0.91	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Franchise Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$20.39		$17.83		$18.13
Income from Investment Operations:
Net Investment Income†	0.18		0.20		0.10
Net Realized and Unrealized Gain	0.86		3.11		0.16
Total from Investment Operations	1.04		3.31		0.26
Distributions from and/or in Excess of:
Net Investment Income	—		(0.21)		(0.26)
Net Realized Gain	—		(0.54)		(0.30)
Total Distributions	—		(0.75)		(0.56)
Net Asset Value, End of Period	$21.43		$20.39		$17.83
Total Return++	5.10	%#	18.78%		1.36	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,809		$9,112		$4,525
Ratio of Expenses to Average Net Assets	1.71	%+††*	1.70	%+^^	1.73	%+*
Ratio of Net Investment Income to Average Net Assets	1.74	%+††*	1.03	%+	0.84	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00	%§	0.01	%*
Portfolio Turnover Rate	14	%#	24%		34	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L Shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Portfolio offers three classes of shares — Class I, Class A and Class L.

The Fund suspended offering Class I, Class A and Class L shares of the Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class I, Class A and Class L shares of the Portfolio to existing shareholders. The Fund may recommence offering Class I, Class A and Class L shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I, Class A and Class L shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$48,468	$—	$—	$48,468
Diversified Financial Services	10,652	—	—	10,652
Food Products	131,204	—	—	131,204
Household Products	66,747	—	—	66,747
Industrial Conglomerates	17,765	—	—	17,765
Information Technology Services	45,644	—	—	45,644

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Media	$27,033	$—	$—	$27,033
Pharmaceuticals	31,894	—	—	31,894
Professional Services	9,151	—	—	9,151
Software	55,151	—	—	55,151
Textiles, Apparel & Luxury Goods	23,680	—	—	23,680
Tobacco	98,916	—	—	98,916
Total Common Stocks	566,305	—	—	566,305
Short-Term Investment
Investment Company	16,103	—	—	16,103
Total Assets	$582,408	$—	$—	$582,408

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.79% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares and 1.85% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $84,694,000 and $191,438,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$10,972	$96,708	$91,577	$1	$16,103

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,961	$14,274	$7,414	$6,886

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in Capital (000)
$366	$(366)	$—

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$4,036

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $120,289,000 and the aggregate gross unrealized depreciation is $0 resulting in net unrealized appreciation of approximately $120,289,000.

At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $274,000, which will expire on December 31, 2017. These losses may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,588,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$1,358

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 37% and 46%, for Class I and Class A shares, respectively.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

23

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFSAN
976954 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Emerging Markets Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	15
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Frontier Emerging Markets Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Frontier Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Emerging Markets Portfolio Class I	$1,000.00	$1,091.20	$1,016.81	$8.35	$8.05	1.61%
Frontier Emerging Markets Portfolio Class A	1,000.00	1,090.60	1,015.62	9.59	9.25	1.85
Frontier Emerging Markets Portfolio Class L	1,000.00	1,086.60	1,012.35	12.99	12.52	2.51

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (86.4%)
Argentina (7.4%)
Banco Macro SA ADR	267,490	$9,637
Telecom Argentina SA ADR	425,765	10,027
YPF SA ADR	576,468	18,839
		38,503
Bangladesh (2.3%)
GrameenPhone Ltd.	3,025,872	11,710
Islami Bank Bangladesh Ltd.	883,919	288
		11,998
Colombia (1.5%)
Cemex Latam Holdings SA (a)	785,301	7,696
Kenya (4.4%)
Kenya Commercial Bank Ltd.	18,659,633	10,857
Safaricom Ltd.	85,178,319	12,148
		23,005
Kuwait (10.8%)
Burgan Bank SAK	6,775,575	12,275
National Bank of Kuwait	12,973,301	44,243
		56,518
Laos (1.4%)
Kolao Holdings	323,640	7,341
Nigeria (13.7%)
Afren PLC (a)	5,296,637	13,144
Dangote Cement PLC	8,530,889	12,565
FBN Holdings PLC	1,847,469	177
Guaranty Trust Bank PLC	88,404,167	15,706
Nigerian Breweries PLC	19,978,877	21,088
SEPLAT Petroleum Development Co. PLC (a)	2,059,272	8,846
		71,526
Pakistan (11.2%)
Engro Foods Ltd. (a)	6,143,403	6,450
Lucky Cement Ltd.	4,078,455	16,967
MCB Bank Ltd.	2,752,364	8,368
Oil & Gas Development Co., Ltd.	4,294,337	11,337
United Bank Ltd.	9,172,805	15,710
		58,832
Panama (1.6%)
Copa Holdings SA, Class A	60,210	8,584
Qatar (10.0%)
Gulf International Services OSC	779,011	19,707
Ooredoo QSC	313,556	10,241
Qatar Islamic Bank	359,775	8,113
Qatar National Bank SAQ	311,603	13,977
		52,038
Romania (4.5%)
Banca Transilvania (a)	23,814,493	13,313
BRD-Groupe Societe Generale (a)	801,160	2,359
Societatea Nationala de Gaze Naturale ROMGAZ SA	451,073	4,888
	Shares	Value (000)
Societatea Nationala de Gaze Naturale ROMGAZ SA GDR (b)	302,095	$3,157
		23,717
Sri Lanka (3.7%)
Commercial Bank of Ceylon PLC	9,459,915	10,206
John Keells Holdings PLC	5,470,438	9,230
		19,436
United Arab Emirates (10.9%)
Drake & Scull International (a)	22,634,000	8,319
Dubai Financial Market	6,575,565	4,673
Dubai Islamic Bank PJSC	4,579,199	8,042
Emaar Properties PJSC	6,693,992	15,328
First Gulf Bank PJSC	2,812,475	12,176
Gulf Marine Services PLC (a)	3,168,989	8,406
		56,944
Vietnam (3.0%)
Viet Nam Dairy Products JSC	1,172,300	6,687
Vingroup JSC (a)	3,025,160	9,077
		15,764
Total Common Stocks (Cost $399,496)		451,902
Participation Notes (8.8%)
Saudi Arabia (7.9%)
Alinma Bank, Equity Linked Notes, expires 9/27/16 (a)	419,303	2,035
Almina Bank Series 0001, Equity Linked Notes, expires 5/9/16 (a)	1,487,354	7,218
Jarir Marketing Co., Equity Linked Notes, expires 12/12/16 (b)	178,267	9,364
Saudi Airlines Catering Co., Equity Linked Notes, expires 5/23/17	240,392	11,024
Saudi Hollandi Bank Series 0002, Equity Linked Notes, expires 3/7/16	1,022,933	11,564
		41,205
United Arab Emirates (0.6%)
Emirates Telecommunications Corp., Equity Linked Notes, expires 3/16/17 (a)	1,079,280	3,291
Vietnam (0.3%)
Viet Nam Dairy Products JSC, Equity Linked Notes, expires 7/22/19	141,330	806
Viet Nam Dairy Products JSC Series 000K, Equity Linked Notes, expires 12/23/14	92,590	528
		1,334
Total Participation Notes (Cost $40,558)		45,830
Short-Term Investment (4.9%)
Investment Company (4.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $25,406)	25,405,518	25,406
Total Investments (100.1%) (Cost $465,460)		523,138
Liabilities in Excess of Other Assets (-0.1%)		(505)
Net Assets (100.0%)		$522,633

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Frontier Emerging Markets Portfolio

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	39.4%
Other*	36.6
Oil, Gas & Consumable Fuels	11.5
Construction Materials	7.1
Energy Equipment & Services	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Frontier Emerging Markets Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $440,054)	$497,732
Investment in Security of Affiliated Issuer, at Value (Cost $25,406)	25,406
Total Investments in Securities, at Value (Cost $465,460)	523,138
Foreign Currency, at Value (Cost $495)	496
Receivable for Investments Sold	8,622
Receivable for Portfolio Shares Sold	6,441
Dividends Receivable	1,219
Tax Reclaim Receivable	4
Receivable from Affiliate	1
Other Assets	102
Total Assets	540,023
Liabilities:
Payable for Investments Purchased	14,605
Payable for Advisory Fees	1,465
Deferred Capital Gain Country Tax	683
Payable for Portfolio Shares Redeemed	431
Payable for Reorganization Expense	109
Payable for Professional Fees	38
Payable for Administration Fees	34
Payable for Shareholder Services Fees — Class A	13
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Custodian Fees	5
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A	— @
Other Liabilities	2
Total Liabilities	17,390
Net Assets	$522,633
Net Assets Consist Of:
Paid-in-Capital	$495,273
Accumulated Undistributed Net Investment Income	4,234
Accumulated Net Realized Loss	(33,870)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $683 of Deferred Capital Gain Country Tax)	56,995
Foreign Currency Translations	1
Net Assets	$522,633
CLASS I:
Net Assets	$450,188
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	21,870,662
Net Asset Value, Offering and Redemption Price Per Share	$20.58
CLASS A:
Net Assets	$66,118
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,229,984
Net Asset Value, Redemption Price Per Share	$20.47
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.13
Maximum Offering Price Per Share	$21.60
CLASS L:
Net Assets	$6,327
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	311,172
Net Asset Value, Offering and Redemption Price Per Share	$20.33

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Frontier Emerging Markets Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $476 of Foreign Taxes Withheld)	$8,115
Dividends from Security of Affiliated Issuer (Note G)	6
Total Investment Income	8,121
Expenses:
Advisory Fees (Note B)	2,485
Custodian Fees (Note F)	377
Administration Fees (Note C)	159
Professional Fees	89
Shareholder Services Fees — Class A (Note D)	53
Distribution and Shareholder Services Fees — Class L (Note D)	16
Sub Transfer Agency Fees	33
Sub Transfer Agency Fees — Class I	17
Sub Transfer Agency Fees — Class A	— @
Registration Fees	36
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	3
Directors' Fees and Expenses	4
Pricing Fees	3
Other Expenses	1
Expenses Before Non Operating Expenses	3,295
Bank Overdraft Expense	1
Total Expenses	3,296
Rebate from Morgan Stanley Affiliate (Note G)	(11)
Net Expenses	3,285
Net Investment Income	4,836
Realized Gain (Loss):
Investments Sold (Net of $5 of Capital Gain Country Tax)	3,016
Foreign Currency Transactions	(410)
Net Realized Gain	2,606
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $465)	22,745
Foreign Currency Translations	13
Net Change in Unrealized Appreciation (Depreciation)	22,758
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	25,364
Net Increase in Net Assets Resulting from Operations	$30,200

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,836	$546
Net Realized Gain	2,606	2,663
Net Change in Unrealized Appreciation (Depreciation)	22,758	28,714
Net Increase in Net Assets Resulting from Operations	30,200	31,923
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(854)
Class A:
Net Investment Income	—	(60)
Class L:
Net Investment Income	—	(1)
Total Distributions	—	(915)
Capital Share Transactions:(1)
Class I:
Subscribed	214,997	178,020
Distributions Reinvested	—	537
Redeemed	(31,298)	(20,156)
Class A:
Subscribed	50,820	24,432
Distributions Reinvested	—	60
Conversion from Class H	—	780
Redeemed	(11,396)	(2,709)
Class H*:
Subscribed	—	720 **
Conversion to Class A	—	(780)**
Redeemed	—	(43)**
Class L:
Subscribed	3,426	5,119
Distributions Reinvested	—	1
Redeemed	(557)	(2,171)
Net Increase in Net Assets Resulting from Capital Share Transactions	225,992	183,810
Redemption Fees	89	12
Total Increase in Net Assets	256,281	214,830
Net Assets:
Beginning of Period	266,352	51,522
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $4,234 and $(602))	$522,633	$266,352

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,748	10,282
Shares Issued on Distributions Reinvested	—	29
Shares Redeemed	(1,571)	(1,228)
Net Increase in Class I Shares Outstanding	9,177	9,083
Class A:
Shares Subscribed	2,537	1,368
Shares Issued on Distributions Reinvested	—	3
Conversion from Class H	—	47
Shares Redeemed	(573)	(153)
Net Increase in Class A Shares Outstanding	1,964	1,265
Class H*:
Shares Subscribed	—	43	**
Conversion to Class A	—	(47	)**
Shares Redeemed	—	(2	)**
Net Decrease in Class H Shares Outstanding	—	(6)
Class L:
Shares Subscribed	169	296
Shares Issued on Distributions Reinvested	—	—	@
Shares Redeemed	(29)	(125)
Net Increase in Class L Shares Outstanding	140	171

@  Amount is less than 500 Shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Frontier Emerging Markets Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,	Period from November 1, 2012 to December 31,		Year Ended October 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2012	2011	2010		2009
Net Asset Value, Beginning of Period	$18.86		$14.24	$14.00		$12.75	$15.26	$13.19		$11.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.25		0.09	(0.03)		0.19	0.34	0.13		0.21
Net Realized and Unrealized Gain (Loss)	1.47		4.60	0.56		1.26	(2.65)	2.06		1.18
Total from Investment Operations	1.72		4.69	0.53		1.45	(2.31)	2.19		1.39
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)	(0.30)		(0.22)	(0.20)	(0.21)		—
Anti-Dilutive Effect of Share Repurchase Program	—		—	—		—	—	0.09		0.01
Redemption Fees	0.00	‡	0.00 ‡	0.01		0.02	—	—		—
Net Asset Value, End of Period	$20.58		$18.86	$14.24		$14.00	$12.75	$15.26		$13.19
Total Return++	9.12	%#	32.95%	3.94	%#	12.03%	(15.35)%	17.95%		11.87%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$450,188		$239,378	$51,415		$58,729	$84,962	$101,662		$93,038
Ratio of Expenses to Average Net Assets (1)	1.61	%+††*	1.77%+	1.85	%+††*	2.38%+	2.03%+	2.13	%+	2.05%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.61	%+††*	N/A	N/A		2.38%+	N/A	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.47	%+††*	0.54%+	(1.23	)%+††*	1.47%+	2.32%+	1.00	%+	1.89%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%	0.00	%*§	0.01%	0.00%§	0.00	%§	0.01%
Portfolio Turnover Rate	23	%#	34%	13	%#	59%	60%	42%		54%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.62	%††*	1.89%	3.31	%††*	2.47%	N/A	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	2.46	%††*	0.42%	(2.69	)%††*	1.38%	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Frontier Emerging Markets Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from November 1, 2012 to December 31, 2012		Period from September 14, 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$18.78		$14.20		$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.22		(0.15)		(0.03)		(0.02)
Net Realized and Unrealized Gain	1.47		4.79		0.56		0.23
Total from Investment Operations	1.69		4.64		0.53		0.21
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)		(0.30)		—
Redemption Fees	0.00	‡	0.00	‡	—		—
Net Asset Value, End of Period	$20.47		$18.78		$14.20		$13.97
Total Return++	9.06	%#	32.53%		3.77	%#	1.67	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,118		$23,762		$10		$10
Ratio of Expenses to Average Net Assets (1)	1.85	%+††*	1.95	%+^^	2.10	%+††*	2.10	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.85	%+††*	N/A		N/A		2.09	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.23	%+††*	(0.81	)%+	(1.48	)%+††*	(0.88	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.01%		0.00	%*§	0.01	%*
Portfolio Turnover Rate	23	%#	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.86	%††*	N/A		3.56	%††*	2.92	%*
Net Investment Income (Loss) to Average Net Assets	2.22	%††*	N/A		(2.94	)%††*	(1.70	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Frontier Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from November 1, 2012 to December 31, 2012		Period from September 14, 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$18.71		$14.19		$13.96		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.16		(0.16)		(0.05)		(0.02)
Net Realized and Unrealized Gain	1.46		4.69		0.57		0.22
Total from Investment Operations	1.62		4.53		0.52		0.20
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.29)		—
Redemption Fees	0.00	‡	0.00	‡	—		—
Net Asset Value, End of Period	$20.33		$18.71		$14.19		$13.96
Total Return++	8.66	%#	31.81%		3.71	%#	1.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,327		$3,212		$10		$10
Ratio of Expenses to Average Net Assets (1)	2.51	%+††*	2.53	%+^^	2.60	%+††*	2.60	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.51	%+††*	N/A		N/A		2.59	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.57	%+††*	(0.92	)%+	(1.98	)%+††*	(1.37	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.00	%§	0.00	%*§	0.01	%*
Portfolio Turnover Rate	23	%#	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.52	%††*	N/A		4.08	%††*	3.49	%*
Net Investment Income (Loss) to Average Net Assets	1.56	%††*	N/A		(3.46	)%††*	(2.26	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Emerging Markets Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of brokerdealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$8,584	$—	$—	$8,584
Banks	185,447	—	—	185,447
Beverages	21,088	—	—	21,088
Construction & Engineering	8,319	—	—	8,319
Construction Materials	37,228	—	—	37,228
Diversified Financial Services	4,673	—	—	4,673
Diversified Telecommunication Services	20,268	—	—	20,268
Energy Equipment & Services	28,113	—	—	28,113
Food Products	6,450	6,687	—	13,137
Industrial Conglomerates	9,230	—	—	9,230
Oil, Gas & Consumable Fuels	60,211	—	—	60,211
Real Estate Management & Development	24,405	—	—	24,405
Specialty Retail	7,341	—	—	7,341
Wireless Telecommunication Services	23,858	—	—	23,858
Total Common Stocks	445,215	6,687	—	451,902
Participation Notes	—	45,830	—	45,830
Short-Term Investment
Investment Company	25,406	—	—	25,406
Total Assets	$470,621	$52,517	$—	$523,138

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares and 2.70% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee,

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $303,692,000 and $88,467,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $11,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$16,542	$164,551	$155,687	$6	$25,406

During the six months ended June 30, 2014, the Portfolio incurred approximately $125,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax periods from the tax period ended October 31, 2011 through the tax period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

Year Ended December 31, 2013 Distributions Paid From:		Period from November 1 through December 31, 2012 Distributions Paid From:		Year Ended October 31, 2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$915	$—	$1,093	$—	$1,445	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(231)	$296	$(65)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$323	$—

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes.

The aggregate gross unrealized appreciation is approximately $66,685,000 and the aggregate gross unrealized depreciation is approximately $9,007,000 resulting in net unrealized appreciation of approximately $57,678,000.

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$4,750	December 31, 2015
26,532	December 31, 2016
4,191	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,832,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$893

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 66% and 56% for Class I and Class A shares, respectively.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

24

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMSAN
978582 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Small Company Growth Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Small Company Growth Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class I	$1,000.00	$895.40	$1,019.64	$4.89	$5.21	1.04%
Small Company Growth Portfolio Class A	1,000.00	894.30	1,018.10	6.34	6.76	1.35
Small Company Growth Portfolio Class L	1,000.00	891.90	1,015.42	8.87	9.44	1.89
Small Company Growth Portfolio Class IS	1,000.00	895.90	1,019.98	4.56	4.86	0.97

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee and total expense ratio were higher than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (93.8%)
Air Freight & Logistics (1.1%)
XPO Logistics, Inc. (a)	850,254	$24,334
Auto Components (1.2%)
Fox Factory Holding Corp. (a)	1,546,505	27,203
Beverages (0.4%)
Crimson Wine Group Ltd. (a)	977,858	8,850
Biotechnology (1.5%)
Agios Pharmaceuticals, Inc. (a)(b)	149,326	6,842
Alnylam Pharmaceuticals, Inc. (a)	92,789	5,861
Intrexon Corp. (a)(b)	268,243	6,741
Ironwood Pharmaceuticals, Inc. (a)	1,035,146	15,869
		35,313
Capital Markets (8.0%)
Capitol Acquisition Corp. II (Units) (a)(c)	803,544	8,168
Financial Engines, Inc.	1,318,268	59,691
Greenhill & Co., Inc. (b)	887,438	43,706
ICG Group, Inc. (a)	590,029	12,320
WisdomTree Investments, Inc. (a)	4,904,323	60,618
		184,503
Construction & Engineering (0.7%)
Louis XIII Holdings Ltd. (Hong Kong) (a)	19,806,680	15,001
Construction Materials (1.2%)
Eagle Materials, Inc.	283,964	26,772
Diversified Financial Services (2.7%)
Eurazeo SA (France)	748,251	62,243
Diversified Telecommunication Services (0.5%)
magicJack VocalTec Ltd. (a)(b)	686,230	10,376
Electric Utilities (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(d)(e)	6,682,555	—
Electronic Equipment, Instruments & Components (0.5%)
Universal Display Corp. (a)(b)	375,625	12,057
Food & Staples Retailing (0.3%)
Fairway Group Holdings Corp. (a)(b)	1,126,174	7,489
Health Care Technology (9.1%)
athenahealth, Inc. (a)	656,807	82,186
Castlight Health, Inc., Class B (a)(b)	870,389	13,230
HMS Holdings Corp. (a)	1,795,925	36,655
Medidata Solutions, Inc. (a)	1,451,950	62,158
Veeva Systems, Inc., Class A (a)(b)	545,316	13,878
		208,107
Hotels, Restaurants & Leisure (7.3%)
BJ's Restaurants, Inc. (a)	691,192	24,129
Fiesta Restaurant Group, Inc. (a)	1,885,338	87,499
Krispy Kreme Doughnuts, Inc. (a)	1,606,173	25,667
Papa Murphy's Holdings, Inc. (a)(b)	846,204	8,107
Potbelly Corp. (a)(b)	1,419,126	22,649
		168,051
	Shares	Value (000)
Household Durables (1.3%)
iRobot Corp. (a)(b)	301,602	$12,351
SodaStream International Ltd. (Israel) (a)(b)	540,394	18,157
		30,508
Internet & Catalog Retail (7.4%)
Blue Nile, Inc. (a)	1,168,636	32,722
Coupons.com, Inc. (a)(b)	499,970	13,154
Groupon, Inc. (a)	1,772,738	11,736
Jumei International Holding Ltd. ADR (a)(b)	927,720	25,234
MakeMyTrip Ltd. (India) (a)(b)	1,002,686	35,224
Ocado Group PLC (United Kingdom) (a)	6,293,622	39,992
Qunar Cayman Islands Ltd. ADR (China) (a)(b)	393,239	11,227
		169,289
Internet Software & Services (23.2%)
Angie's List, Inc. (a)(b)	1,552,637	18,538
Autohome, Inc. ADR (China) (a)(b)	675,559	23,260
Benefitfocus, Inc. (a)(b)	1,002,504	46,336
Criteo SA ADR (France) (a)	1,919,126	64,809
Dealertrack Technologies, Inc. (a)	1,338,369	60,682
Everday Health, Inc. (a)	866,501	16,013
GrubHub, Inc. (a)(b)	1,652,800	58,526
Just Eat PLC (United Kingdom) (a)	14,717,791	64,229
Marketo, Inc. (a)	406,888	11,832
OpenTable, Inc. (a)	216,359	22,415
OPOWER, Inc. (a)(b)	967,054	18,229
Twitter, Inc. (a)	2,259,658	92,578
Youku Tudou, Inc. ADR (China) (a)	721,827	17,223
Zillow, Inc., Class A (a)(b)	122,433	17,499
		532,169
Media (3.2%)
Aimia, Inc. (Canada)	3,756,794	65,767
Legend Pictures LLC Ltd. (a)(d)(e)(f) (acquisition cost — $5,829; acquired 3/8/12)	5,452	6,435
		72,202
Multi-line Retail (0.9%)
Poundland Group PLC (United Kingdom) (a)	3,965,368	21,513
Oil, Gas & Consumable Fuels (0.8%)
Gulfport Energy Corp. (a)(b)	303,610	19,067
Professional Services (10.5%)
Advisory Board Co. (The) (a)	1,642,043	85,058
Corporate Executive Board Co. (The)	1,345,950	91,821
WageWorks, Inc. (a)	1,326,908	63,970
		240,849
Semiconductors & Semiconductor Equipment (1.0%)
Tessera Technologies, Inc.	1,041,128	22,988
Software (5.5%)
Ellie Mae, Inc. (a)	405,259	12,616
FireEye, Inc. (a)	316,626	12,839

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Software (cont'd)
FleetMatics Group PLC (Ireland) (a)(b)	381,796	$12,347
Guidewire Software, Inc. (a)	470,809	19,143
RealPage, Inc. (a)	516,218	11,605
Solera Holdings, Inc.	864,869	58,076
		126,626
Specialty Retail (4.4%)
Citi Trends, Inc. (a)	692,335	14,857
Five Below, Inc. (a)(b)	889,794	35,512
Lumber Liquidators Holdings, Inc. (a)	280,178	21,280
Restoration Hardware Holdings, Inc. (a)	326,042	30,338
		101,987
Tech Hardware, Storage & Peripherals (0.5%)
Nimble Storage, Inc. (a)(b)	345,029	10,599
Transportation Infrastructure (0.6%)
Prumo Logistica SA (Brazil) (a)	26,024,691	12,721
Total Common Stocks (Cost $1,701,654)		2,150,817
Preferred Stocks (4.2%)
Health Care Technology (1.1%)
Castlight Health, Inc. (a)(d) (acquisition cost — $7,387; acquired 6/4/10)	1,796,926	25,948
Hotels, Restaurants & Leisure (0.7%)
Blue Bottle Coffee, Inc. Series B (a)(d)(e)(f) (acquisition cost — $13,714; acquired 1/24/14)	947,792	14,804
Internet & Catalog Retail (0.7%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $9,579; acquired 10/4/13)	417,464	16,361
Internet Software & Services (0.4%)
Doximity, Inc. Series C (a)(d)(e)(f) (acquisition cost — $8,482; acquired 4/10/14)	1,759,434	8,482
Mode Media Corporation Series M-1 (a)(d)(e)(f) (acquisition cost — $5,449; acquired 3/19/08)	361,920	1,024
Mode Media Corporation Escrow Series M-1 (a)(d)(e)(f) (acquisition cost — $506; acquired 3/19/08)	51,702	84
		9,590
Software (1.1%)
DOMO, Inc. (a)(d)(e)(f) (acquisition cost — $10,559; acquired 1/31/14 — 2/07/14)	2,554,715	10,559
Lookout, Inc. Series F (a)(d)(e)(f) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	13,476
		24,035
	Shares	Value (000)
Tobacco (0.2%)
NJOY, Inc. Series D (a)(d)(e)(f) (acquisition cost — $6,363; acquired 2/14/14)	375,918	$5,079
Total Preferred Stocks (Cost $75,515)		95,817
Convertible Preferred Stocks (0.4%)
Internet & Catalog Retail (0.4%)
Wayfair Holdings LLC Series B (Units) (a)(c)(d)(e)(f)(g) (acquistion cost — $8,483; acquired 3/5/14)	323,475	8,483
Internet Software & Services (0.0%)
Youku Tudou, Inc., Class A (China) (a)(d)(e)(f) (acquisition cost — $—@; acquired 9/16/10)	1	—	@
Total Convertible Preferred Stocks (Cost $8,483)		8,483
	Face Amount (000)
Promissory Notes (0.0%)
Internet Software & Services (0.0%)
Mode Media Corporation 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $2,301; acquired 3/19/08)	$793	701
Mode Media Corporation Escrow 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $55; acquired 3/19/08)	29	13
Total Promissory Notes (Cost $2,356)		714
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	25,442,473	11
USD/CNY December 2014 @ CNY 6.50	317,437,335	146
USD/CNY December 2014 @ CNY 6.50	363,861,150	173
USD/CNY June 2015 @ CNY 6.62	418,051,131	662
Total Call Options Purchased (Cost $3,392)		992
	Shares
Short-Term Investments (15.6%)
Securities held as Collateral on Loaned Securities (13.3%)
Investment Company (10.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	246,901,484	246,901

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (2.5%)
Barclays Capital, Inc., (0.08%, dated 6/30/14, due 7/1/14; proceeds $25,585; fully collateralized by various U.S. Government agency securities; 3.50% - 4.50% due 9/1/33 - 6/20/44; valued at $26,097)	$25,585	$25,585
BNP Paribas Securities Corp., (0.11%, dated 6/30/14, due 7/1/14; proceeds $32,108; fully collateralized by a U.S. Government agency security; 4.00% due 6/20/44; valued at $32,766)	32,108	32,108
		57,693
Total Securities held as Collateral on Loaned Securities (Cost $304,594)		304,594
	Shares
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $52,131)	52,130,802	52,131
Total Short-Term Investments (Cost $356,725)		356,725
Total Investments (114.0%) (Cost $2,148,125) Including $339,490 of Securities Loaned		2,613,548
Liabilities in Excess of Other Assets (-14.0%)		(320,703)
Net Assets (100.0%)		$2,292,845

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2014.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Security has been deemed illiquid at June 30, 2014.

(e)  At June 30, 2014, the Portfolio held fair valued securities valued at approximately $85,501,000, representing 3.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2014 amounts to approximately $85,501,000 and represents 3.7% of net assets.

(g)  Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Portfolio.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	25.2%
Internet Software & Services	23.5
Professional Services	10.4
Health Care Technology	10.1
Internet & Catalog Retail	8.4
Capital Markets	8.0
Hotels, Restaurants & Leisure	7.9
Software	6.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Small Company Growth Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,849,093)	$2,314,516
Investment in Security of Affiliated Issuer, at Value (Cost $299,032)	299,032
Total Investments in Securities, at Value (Cost $2,148,125)	2,613,548
Foreign Currency, at Value (Cost $539)	539
Cash	19,228
Receivable for Portfolio Shares Sold	13,257
Receivable for Investments Sold	3,081
Interest Receivable	148
Dividends Receivable	107
Receivable from Affiliate	3
Other Assets	393
Total Assets	2,650,304
Liabilities:
Collateral on Securities Loaned, at Value	323,822
Payable for Portfolio Shares Redeemed	15,472
Payable for Investments Purchased	11,989
Payable for Advisory Fees	4,535
Due to Broker	1,240
Payable for Administration Fees	146
Payable for Professional Fees	61
Payable for Shareholder Services Fees — Class A	46
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class A	45
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Directors' Fees and Expenses	12
Payable for Custodian Fees	5
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	3
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	78
Total Liabilities	357,459
Net Assets	$2,292,845
Net Assets Consist Of:
Paid-in-Capital	$1,585,989
Accumulated Net Investment Loss	(4,836)
Accumulated Net Realized Gain	246,270
Unrealized Appreciation (Depreciation) on:
Investments	465,423
Foreign Currency Translations	(1)
Net Assets	$2,292,845

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Small Company Growth Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$1,433,158
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	77,873,910
Net Asset Value, Offering and Redemption Price Per Share	$18.40
CLASS A:
Net Assets	$228,936
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	13,596,194
Net Asset Value, Redemption Price Per Share	$16.84
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.77
CLASS L:
Net Assets	$2,829
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	170,506
Net Asset Value, Offering and Redemption Price Per Share	$16.59
CLASS IS:
Net Assets	$627,922
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	34,100,741
Net Asset Value, Offering and Redemption Price Per Share	$18.41
(1) Including: Securities on Loan, at Value:	$339,490

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Small Company Growth Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $352 of Foreign Taxes Withheld)	$4,946
Income from Securities Loaned — Net	2,754
Interest from Securities of Unaffiliated Issuers	148
Dividends from Security of Affiliated Issuer (Note G)	35
Total Investment Income	7,883
Expenses:
Advisory Fees (Note B)	10,024
Sub Transfer Agency Fees	261
Sub Transfer Agency Fees — Class I	614
Sub Transfer Agency Fees — Class A	141
Sub Transfer Agency Fees — Class L	3
Administration Fees (Note C)	931
Shareholder Services Fees — Class A (Note D)	314
Distribution and Shareholder Services Fees — Class L (Note D)	11
Professional Fees	113
Shareholder Reporting Fees	75
Registration Fees	67
Custodian Fees (Note F)	64
Directors' Fees and Expenses	26
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	4
Other Expenses	1
Total Expenses	12,665
Reimbursement of Class Specific Expenses — Class I (Note B)	(199)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(76)
Net Expenses	12,388
Net Investment Loss	(4,505)
Realized Gain (Loss):
Investments Sold	194,895
Foreign Currency Transactions	(14)
Net Realized Gain	194,881
Change in Unrealized Appreciation (Depreciation):
Investments	(460,835)
Foreign Currency Translations	(2)
Net Change in Unrealized Appreciation (Depreciation)	(460,837)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(265,956)
Net Decrease in Net Assets Resulting from Operations	$(270,461)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Small Company Growth Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(4,505)	$(9,209)
Net Realized Gain	194,881	285,831
Net Change in Unrealized Appreciation (Depreciation)	(460,837)	581,506
Net Increase (Decrease) in Net Assets Resulting from Operations	(270,461)	858,128
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(199,473)
Class A:
Net Realized Gain	—	(30,381)
Class H@:
Net Realized Gain	—	(444	)*
Class L:
Net Realized Gain	—	(288)
Class IS:
Net Realized Gain	—	(11,450	)**
Total Distributions	—	(242,036)
Capital Share Transactions:(1)
Class I:
Subscribed	302,115	569,339
Distributions Reinvested	—	179,899
Redeemed	(690,485)	(419,274)
Class A:
Subscribed	22,224	51,772
Distributions Reinvested	—	30,284
Conversion from Class H	—	40,275
Redeemed	(46,062)	(63,380)
Class H@:
Subscribed	—	365	*
Distributions Reinvested	—	432	*
Conversion to Class A	—	(40,275	)*
Redeemed	—	(2,876	)*
Class L:
Subscribed	946	277
Distributions Reinvested	—	286
Redeemed	(423)	(333)
Class IS:
Subscribed	595,305	119,724	**
Distributions Reinvested	—	11,449	**
Redeemed	(48,581)	(413	)**
Net Increase in Net Assets Resulting from Capital Share Transactions	135,039	477,551
Redemption Fees	94	83
Total Increase (Decrease) in Net Assets	(135,328)	1,093,726
Net Assets:
Beginning of Period	2,428,173	1,334,447
End of Period (Including Accumulated Net Investment Loss of $(4,836) and $(331))	$2,292,845	$2,428,173

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Small Company Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	15,593	30,361
Shares Issued on Distributions Reinvested	—	9,194
Shares Redeemed	(35,918)	(22,130)
Net Increase (Decrease) in Class I Shares Outstanding	(20,325)	17,425
Class A:
Shares Subscribed	1,241	3,064
Shares Issued on Distributions Reinvested	—	1,685
Conversion from Class H	—	2,320
Shares Redeemed	(2,657)	(3,998)
Net Increase (Decrease) in Class A Shares Outstanding	(1,416)	3,071
Class H@:
Shares Subscribed	—	23	*
Shares Issued on Distributions Reinvested	—	27	*
Conversion to Class A	—	(2,319	)*
Shares Redeemed	—	(188	)*
Net Decrease in Class H Shares Outstanding	—	(2,457)
Class L:
Shares Subscribed	55	16
Shares Issued on Distributions Reinvested	—	16
Shares Redeemed	(26)	(20)
Net Increase in Class L Shares Outstanding	29	12
Class IS:
Shares Subscribed	30,724	5,542	**
Shares Issued on Distributions Reinvested	—	579	**
Shares Redeemed	(2,724)	(20	)**
Net Increase in Class IS Shares Outstanding	28,000	6,101

@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  For the period January 1, 2013 through September 6, 2013.

**  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Small Company Growth Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$20.55		$14.16	$12.64		$14.17	$11.14		$7.64
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		(0.09)	(0.03)		(0.04)	0.01		(0.03)
Net Realized and Unrealized Gain (Loss)	(2.11)		8.77	2.19		(1.25)	3.02		3.68
Total from Investment Operations	(2.15)		8.68	2.16		(1.29)	3.03		3.65
Distributions from and/or in Excess of:
Net Investment Income	—		—	—		—	—		(0.01)
Net Realized Gain	—		(2.29)	(0.64)		(0.24)	—		(0.14)
Total Distributions	—		(2.29)	(0.64)		(0.24)	—		(0.15)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.40		$20.55	$14.16		$12.64	$14.17		$11.14
Total Return++	(10.46	)%#	62.26%	17.10%		(9.12)%	27.20%		47.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,433,158		$2,017,558	$1,143,640		$1,074,392	$1,227,782		$977,515
Ratio of Expenses to Average Net Assets (1)	1.04	%+*	1.04%+	1.05	%+††	1.05%+	1.05	%+††	1.05	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		1.05%+	1.05	%+††	1.05	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.40	)%+*	(0.49)%+	(0.20	)%+††	(0.29)%+	0.10	%+††	(0.28	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	26	%#	43%	22%		26%	26%		27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07	%*	1.08%	1.12	%††	1.10%	1.12	%+††	1.07	%+
Net Investment Income (Loss) to Average Net Assets	(0.43	)%*	(0.53)%	(0.27	)%††	(0.34)%	0.03	%+††	(0.30	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Small Company Growth Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$18.83		$13.13	$11.80		$13.27	$10.46		$7.19
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.06)		(0.13)	(0.06)		(0.07)	(0.02)		(0.05)
Net Realized and Unrealized Gain (Loss)	(1.93)		8.12	2.03		(1.16)	2.83		3.46
Total from Investment Operations	(1.99)		7.99	1.97		(1.23)	2.81		3.41
Distributions from and/or in Excess of:
Net Realized Gain	—		(2.29)	(0.64)		(0.24)	—		(0.14)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.84		$18.83	$13.13		$11.80	$13.27		$10.46
Total Return++	(10.57	)%#	61.88%	16.70%		(9.28)%	26.86%		47.41%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$228,936		$282,632	$156,824		$282,988	$530,123		$536,329
Ratio of Expenses to Average Net Assets (1)	1.35	%+*	1.31%+^	1.30	%+††	1.30%+	1.30	%+††	1.30	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		1.30%+	1.30	%+††	1.30	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.69	)%+*	(0.75)%+	(0.45	)%+††	(0.54)%+	(0.15	)%+††	(0.53	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	26	%#	43%	22%		26%	26%		27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.36	%*	1.35%	1.37	%††	1.35%	1.37	%+††	1.32	%+
Net Investment Loss to Average Net Assets	(0.70	)%*	(0.79)%	(0.52	)%††	(0.59)%	(0.22	)%+††	(0.55	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Small Company Growth Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,				Period from November 11, 2011^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$18.60		$13.06		$11.79		$12.47
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.10)		(0.21)		(0.12)		(0.01)
Net Realized and Unrealized Gain (Loss)	(1.91)		8.04		2.03		(0.43)
Total from Investment Operations	(2.01)		7.83		1.91		(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	—		(2.29)		(0.64)		(0.24)
Redemption Fees	0.00	‡	0.00	‡	(0.00	)‡	0.00	‡
Net Asset Value, End of Period	$16.59		$18.60		$13.06		$11.79
Total Return++	(10.81	)%#	60.97%		16.21%		(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,829		$2,632		$1,696		$1,657
Ratio of Expenses to Average Net Assets (1)	1.89	%+*	1.83	%+^^	1.80	%+††	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.20	)%+*	(1.27	)%+	(0.95	)%+††	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%		0.00	%††§	0.00	%§*
Portfolio Turnover Rate	26	%#	43%		22%		26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.02	%*	1.92%		1.87	%††	1.85	%*
Net Investment Loss to Average Net Assets	(1.33	)%*	(1.36)%		(1.02	)%††	(0.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Small Company Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$20.55		$19.51
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡	(0.02)
Net Realized and Unrealized Gain (Loss)	(2.14)		3.15
Total from Investment Operations	(2.14)		3.13
Distributions from and/or in Excess of:
Net Realized Gain	—		(2.09)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.41		$20.55
Total Return++	(10.41	)%#	16.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$627,922		$125,351
Ratio of Expenses to Average Net Assets (1)	0.97	%+*	0.97	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.15	)%+*	(0.30	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01	%*
Portfolio Turnover Rate	26	%#	43	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	0.98	%*	0.99	%*
Net Investment Loss to Average Net Assets	(0.16	)%*	(0.32	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.98% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

The Fund suspended offering Class A and Class L shares of the Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. Effective at the close of business on May 30, 2014, the Fund suspended offering Class I shares and Class IS shares of the Portfolio to new investors, except as follows. The Fund will continue to offer Class IS shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund may recommence offering Class I shares, Class A shares, Class L shares and Class IS shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I shares, Class A shares, Class L shares and Class IS shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices;

(2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$24,334	$—	$—	$24,334
Auto Components	27,203	—	—	27,203
Beverages	8,850	—	—	8,850

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Biotechnology	$35,313	$—	$—		$35,313
Capital Markets	176,335	8,168	—		184,503
Construction & Engineering	15,001	—	—		15,001
Construction Materials	26,772	—	—		26,772
Diversified Financial Services	62,243	—	—		62,243
Diversified Telecommunication Services	10,376	—	—		10,376
Electric Utilities	—	—	—	†	—	†
Electronic Equipment, Instruments & Components	12,057	—	—		12,057
Food & Staples Retailing	7,489	—	—		7,489
Health Care Technology	208,107	—	—		208,107
Hotels, Restaurants & Leisure	168,051	—	—		168,051
Household Durables	30,508	—	—		30,508
Internet & Catalog Retail	169,289	—	—		169,289
Internet Software & Services	532,169	—	—		532,169
Media	65,767	—	6,435		72,202
Multi-line Retail	21,513	—	—		21,513
Oil, Gas & Consumable Fuels	19,067	—	—		19,067
Professional Services	240,849	—	—		240,849
Semiconductors & Semiconductor Equipment	22,988	—	—		22,988
Software	126,626	—	—		126,626
Specialty Retail	101,987	—	—		101,987
Tech Hardware, Storage & Peripherals	10,599	—	—		10,599
Transportation Infrastructure	12,721	—	—		12,721
Total Common Stocks	2,136,214	8,168	6,435	†	2,150,817	†
Preferred Stocks	—	25,948	69,869		95,817
Convertible Preferred Stocks	—	—	8,483		8,483
Promissory Notes	—	—	714		714
Call Options Purchased	—	992	—		992
Short-Term Investments
Investment Company	299,032	—	—		299,032
Repurchase Agreements	—	57,693	—		57,693
Total Short-Term Investments	299,032	57,693	—		356,725
Total Assets	$2,435,246	$92,801	$85,501	†	$2,613,548	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, a security with a total value of approximately $25,948,000 transferred from Level 3 to Level 2. The security that was valued using significant unobservable inputs at December 31, 2013 was valued using other significant observable inputs at June 30, 2014.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)		Promissory Notes (000)
Beginning Balance	$7,178	†	$23,264	$—	@	$715
Purchases	—		52,594	8,483		—
Sales	—		—	—		—
Amortization of discount	—		—	—		—
Transfers in	—		—	—		—
Transfers out	—		(25,948)	—		—
Change in unrealized appreciation/ depreciation	(743)		19,959	—		(1)
Realized gains (losses)	—		—	—		—
Ending Balance	$6,435	†	$69,869	$8,483		$714
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2014	$(743)		$6,230	$—		$(1)

†  Includes one security which is valued at zero.

@  Value is less than $500.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average/ Selected Value/ Fair Value Inputs		Impact to Valuation from an Increase in Input
Hotels, Restaurants & Leisure
Preferred Stock	$14,804	Market Transaction Method	Precedent Transaction of Preferred Stock	$14.4692		$14.4692		$14.4692		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.9	x	12.1	x	9.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Internet & Catalog Retail
Convertible Preferred Stock	$8,483	Market Transaction Method	Precedent Transaction of Preferred Stock	$26.2261		$26.2261		$26.2261		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3	x	2.5	x	1.9	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Preferred Stock	$16,361	Market Transaction Method	Precedent Transaction of Preferred Stock	$39.191		$39.191		$39.191		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.7	x	2.5	x	2.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Internet Software & Services
Preferred Stocks	$8,482	Market Transaction Method	Precedent Transaction of Preferred Stock	$4.8208		$4.8208		$4.8208		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	21.0%		23.0%		22.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	13.6	x	16.5	x	14.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$1,024	Market Transaction Method	Precedent Transaction	$4.18		$4.18		$4.18		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%		16.0%		15.0%		Decrease
			Perpetual Growth Rate	2.0%		3.0%		2.5%		Increase

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average/ Selected Value/ Fair Value Inputs		Impact to Valuation from an Increase in Input
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	11.2	x	6.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Preferred Stock — Escrow	$84		Discount for Escrow	42.7%		42.7%		42.7%		Decrease
Promissory Note	$701	Market Transaction	Valuation at Issuance as a Percentage of Principal	$100.00		$100.00		$100.00		Increase
			Cost of Debt	12.2%		12.2%		12.2%		Decrease
			Valuation as a Percentage of Principal	88.4%		88.4%		88.4%		Increase
Promissory Note — Escrow $13	Market Transaction	Valuation as a	Percentage of Principal	45.7%		45.7%		45.7%		Increase
Media
Common Stock	$6,435	Discounted Cash Flow	Weighted Average Cost of Capital	15.0%		16.0%		15.6%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.4	x	11.0	x	4.3	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Software
Preferred Stock	$10,559	Market Transaction Method	Precedent Transaction of Preferred Stock	$4.1332		$4.1332		$4.1332		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.2	x	27.6	x	19.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$13,476	Market Transaction Method	Precedent Transaction of Preferred Stock	$11.4231		$11.4231		$11.4231		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	13.9	x	23.5	x	23.5	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Tobacco
Preferred Stock	$5,079	Market Transaction Method	Precedent Transaction	$16.9261		$16.9261		$16.9261		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	21.5%		22.5%		22.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.3	x	5.2	x	5.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses)

from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

(identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$992	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1,364	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$992	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment
(close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$992	$—	$(992)	$0

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly principal amount	776,416,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$339,490	(e)	$—	$(339,490	)(f)(g)	$0

(e)  Represents market value of loaned securities at period end.

(f)  The Portfolio received cash collateral of approximately $323,822,000, of which approximately $304,594,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2014 there was uninvested cash of approximately $19,228,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $18,837,000 in the form of U.S. Government agency securities and obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term

"restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

For the six months ended June 30, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.86% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 0.98% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $201,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration

Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

investments, were approximately $781,621,000 and $571,943,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $76,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$241,609	$736,841	$679,418	$35	$299,032

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,519	$240,517	$11,266	$47,978

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss, return of capital distributions from real estate investment trusts and basis adjustments on certain equity securities designated as passive foreign investment companies and partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$9,285	$(2,638)	$(6,647)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$56,820

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

$608,790,000 and the aggregate gross unrealized depreciation is approximately $143,367,000 resulting in net unrealized appreciation of approximately $465,423,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,263,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$18	$—

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 45%, 59% and 80%, for Class I, Class A and Class IS shares, respectively.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.   WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGSAN
976944 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asian Equity Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
U.S. Privacy Policy	20
Director and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Asian Equity Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Asian Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asian Equity Portfolio Class I	$1,000.00	$1,185.10	$1,017.60	$7.86	$7.25	1.45%
Asian Equity Portfolio Class A	1,000.00	1,182.30	1,015.87	9.74	9.00	1.80
Asian Equity Portfolio Class L	1,000.00	1,177.70	1,013.39	12.42	11.48	2.30

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one- and three-year periods and the period since the end of December 2010, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (92.6%)
Australia (1.9%)
Seek Ltd.	11,298	$169
China (19.9%)
Bank of China Ltd. H Shares (a)	722,000	323
Beijing Enterprises Holdings Ltd. (a)	9,500	90
China Construction Bank Corp. H Shares (a)	178,000	135
China Life Insurance Co., Ltd. H Shares (a)	24,000	63
China Mengniu Dairy Co., Ltd. (a)	20,000	92
China Mobile Ltd. (a)	15,000	146
China Oilfield Services Ltd. H Shares (a)	40,000	96
China Overseas Land & Investment Ltd. (a)	20,000	48
Chongqing Changan Automobile Co., Ltd. B Shares	45,800	90
Huadian Power International Corp. Ltd. H Shares (a)	32,000	19
iKang Healthcare Group, Inc. ADR (b)	89	2
JD.com, Inc. ADR (b)	665	19
Ping An Insurance Group Co of China Ltd. H Shares (a)	9,500	74
Qihoo 360 Technology Co., Ltd. ADR (b)	497	46
Sihuan Pharmaceutical Holdings Group Ltd. (a)	110,000	67
Sino Biopharmaceutical Ltd. (a)	74,800	61
TAL Education Group ADR (b)	770	21
Tencent Holdings Ltd. (a)	24,000	366
		1,758
Hong Kong (9.1%)
BOC Hong Kong Holdings Ltd.	54,500	158
Cheung Kong Holdings Ltd.	9,000	160
HKT Trust/HKT Ltd.	64,000	75
Hutchison Whampoa Ltd.	17,000	232
L'Occitane International SA	9,000	20
Samsonite International SA	37,800	125
Wharf Holdings Ltd.	4,400	32
		802
India (4.6%)
Ambuja Cements Ltd. GDR	10,319	38
HDFC Bank Ltd. ADR	1,863	87
ICICI Bank Ltd. ADR	2,140	107
Infosys Ltd. ADR	868	47
ITC Ltd. GDR	14,427	78
Tata Motors Ltd. ADR	1,183	46
		403
Indonesia (2.7%)
Ace Hardware Indonesia Tbk PT	385,700	29
Electronic City Indonesia Tbk PT	84,200	12
Kalbe Farma Tbk PT	787,800	110
Matahari Department Store Tbk PT	31,400	36
Nippon Indosari Corpindo Tbk PT	396,100	48
		235
	Shares	Value (000)
Korea, Republic of (20.3%)
Cosmax, Inc. (b)	1,745	$164
GS Retail Co., Ltd.	323	8
Hotel Shilla Co., Ltd.	660	60
Hyundai Engineering & Construction Co., Ltd.	1,291	73
Hyundai Glovis Co., Ltd.	195	52
Hyundai Motor Co.	461	105
Interpark INT Corp. (b)	20,426	421
KONA I Co. Ltd.	557	18
Korean Air Lines Co., Ltd. (b)	470	15
NAVER Corp.	140	116
NCSoft Corp.	417	75
Orion Corp.	23	21
Paradise Co., Ltd.	1,483	55
Samsung Electronics Co., Ltd.	235	307
Samsung Electronics Co., Ltd. (Preference)	70	73
Samsung Life Insurance Co., Ltd.	570	57
Seoul Semiconductor Co., Ltd.	1,202	45
SK Hynix, Inc. (b)	2,536	122
		1,787
Laos (0.8%)
Kolao Holdings	3,085	70
Macau (0.3%)
Melco Crown Entertainment Ltd. ADR	800	29
Malaysia (4.5%)
Astro Malaysia Holdings Bhd	46,800	51
CIMB Group Holdings Bhd	36,908	84
IHH Healthcare Bhd	78,900	108
IJM Corp., Bhd	26,800	56
SapuraKencana Petroleum Bhd (b)	7,000	9
Tune Ins Holdings Bhd	61,100	43
UEM Sunrise Bhd	72,200	46
		397
Philippines (4.3%)
Ayala Corp.	4,170	62
BDO Unibank, Inc.	22,140	47
DMCI Holdings, Inc.	19,530	33
International Container Terminal Services, Inc.	14,340	36
LT Group, Inc.	81,800	28
Metro Pacific Investments Corp.	417,900	48
Metropolitan Bank & Trust	15,770	32
Rizal Commercial Banking Corp.	37,970	46
SM Investments Corp.	1,720	32
STI Education Systems Holdings	929,000	17
		381
Singapore (2.7%)
DBS Group Holdings Ltd.	6,000	81
Keppel Corp., Ltd.	2,000	17
OSIM International Ltd.	14,000	30
Raffles Medical Group Ltd.	7,085	23
Singapore Telecommunications Ltd.	27,000	84
		235

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Asian Equity Portfolio

	Shares	Value (000)
Taiwan (16.4%)
Advanced Semiconductor Engineering, Inc.	42,000	$55
Cathay Financial Holding Co., Ltd.	23,000	36
Chailease Holding Co., Ltd.	33,800	85
Cleanaway Co., Ltd.	8,000	48
Delta Electronics, Inc.	13,000	95
Eclat Textile Co., Ltd.	8,000	97
Fubon Financial Holding Co., Ltd.	49,000	71
Ginko International Co., Ltd.	3,000	52
Hermes Microvision, Inc.	2,000	79
Largan Precision Co., Ltd.	1,000	80
MediaTek, Inc.	11,000	186
St. Shine Optical Co., Ltd.	1,000	25
Taiwan Semiconductor Manufacturing Co., Ltd.	101,000	428
Ton Yi Industrial Corp.	16,000	16
Uni-President Enterprises Corp.	51,000	91
		1,444
Thailand (5.1%)
Advanced Info Service PCL (Foreign)	5,200	35
Bangkok Bank PCL NVDR	10,800	64
Indorama Ventures PCL (Foreign)	43,000	37
Kasikornbank PCL NVDR	9,500	60
Land and Houses PCL NVDR	257,760	78
Minor International PCL (Foreign)	47,300	43
Thai Union Frozen Products PCL (Foreign)	30,800	62
Total Access Communication PCL (Foreign)	8,500	29
VGI Global Media PCL (Foreign)	100,844	40
		448
Total Common Stocks (Cost $7,157)		8,158
	No. of Rights
Rights (0.1%)
Hong Kong (0.1%)
HKT Trust and HKT Ltd. (b) (Cost $—)	11,520	3
	Shares
Participation Notes (4.9%)
India (4.9%)
Bharat Petroleum Corp., Ltd., Equity Linked Notes, expires 3/13/19 (b)	4,667	46
Glenmark Pharmaceuticals Ltd., Equity Linked Notes, expires 5/10/17 (b)	4,527	43
Hero MotoCorp Ltd., Equity Linked Notes, expires 1/8/19 (b)	1,548	68
Idea Cellular Ltd., Equity Linked Notes, expires 6/7/18	12,081	27
IndusInd Bank Ltd., Equity Linked Notes, expires 12/14/15	3,134	30
IndusInd Bank Ltd., Equity Linked Notes, expires 8/28/18	3,569	34
Oil & Natural Gas Corp., Ltd., Equity Linked Notes, expires 12/27/18	8,715	61
	Shares	Value (000)
Sun Pharmaceutical Industries Ltd., Equity Linked Notes, expires 7/27/18 (b)	1,256	$14
Tata Consultancy Services Ltd., Equity Linked Notes, expires 12/14/15	1,110	45
Tata Consultancy Services Ltd., Equity Linked Notes, expires 1/8/19	635	26
Zee Entertainment Enterprises Ltd., Equity Linked Notes, expires 12/9/15	8,125	40
Total Participation Notes (Cost $375)		434
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $144)	143,522	144
Total Investments (99.2%) (Cost $7,676)		8,739
Other Assets in Excess of Liabilities (0.8%)		69
Net Assets (100.0%)		$8,808

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	59.4%
Semiconductors & Semiconductor Equipment	14.8
Banks	14.7
Internet Software & Services	6.1
Internet & Catalog Retail	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Asian Equity Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $7,532)	$8,595
Investment in Security of Affiliated Issuer, at Value (Cost $144)	144
Total Investments in Securities, at Value (Cost $7,676)	8,739
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	47
Receivable for Investments Sold	45
Dividends Receivable	37
Receivable for Portfolio Shares Sold	1
Receivable from Affiliate	—	@
Other Assets	15
Total Assets	8,884
Liabilities:
Payable for Investments Purchased	47
Payable for Professional Fees	17
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	11
Total Liabilities	76
Net Assets	$8,808
Net Assets Consist Of:
Paid-in-Capital	$7,166
Accumulated Undistributed Net Investment Income	37
Accumulated Net Realized Gain	542
Unrealized Appreciation (Depreciation) on:
Investments	1,063
Foreign Currency Translations	—	@
Net Assets	$8,808
CLASS I:
Net Assets	$6,711
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	548,834
Net Asset Value, Offering and Redemption Price Per Share	$12.23
CLASS A:
Net Assets	$1,970
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	161,642
Net Asset Value, Redemption Price Per Share	$12.19
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.68
Maximum Offering Price Per Share	$12.87
CLASS L:
Net Assets	$127
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,537
Net Asset Value, Offering and Redemption Price Per Share	$12.06

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Asian Equity Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	$111
Dividends from Security of Affiliated Issuer (Note G)	—	@
Interest from Securities of Unaffiliated Issuers	—	@
Total Investment Income	111
Expenses:
Custodian Fees (Note F)	54
Professional Fees	50
Advisory Fees (Note B)	35
Registration Fees	18
Shareholder Reporting Fees	9
Pricing Fees	5
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Administration Fees (Note C)	3
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Directors' Fees and Expenses	1
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class L	—	@
Other Expenses	4
Total Expenses	184
Expenses Reimbursed by Adviser (Note B)	(91)
Waiver of Advisory Fees (Note B)	(35)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	56
Net Investment Income	55
Realized Gain (Loss):
Investments Sold (Net of Increase in Deferred Capital Gain Country Tax of $—@)	356
Foreign Currency Transactions	(4)
Net Realized Gain	352
Change in Unrealized Appreciation (Depreciation):
Investments	755
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	755
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,107
Net Increase in Net Assets Resulting from Operations	$1,162

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Asian Equity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$55	$33
Net Realized Gain	352	297
Net Change in Unrealized Appreciation (Depreciation)	755	(215)
Net Increase in Net Assets Resulting from Operations	1,162	115
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(36)
Class A:
Net Investment Income	—	(5)
Class H*:
Net Investment Income	—	(—	@)**
Class L:
Net Investment Income	—	(—	@)
Total Distributions	—	(41)
Capital Share Transactions:(1)
Class I:
Subscribed	2,457	4,125
Distributions Reinvested	—	28
Redeemed	(1,381)	(3,473)
Class A:
Subscribed	481	165
Distributions Reinvested	—	5
Conversion from Class H	—	98
Redeemed	(67)	(171)
Class H*:
Conversion to Class A	—	(98	)**
Class L:
Subscribed	56	—
Redeemed	(57)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,489	679
Redemption Fees	— @	—
Total Increase in Net Assets	2,651	753
Net Assets:
Beginning of Period	6,157	5,404
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $37 and $(18))	$8,808	$6,157
(1) Capital Share Transactions:
Class I:
Shares Subscribed	217	399
Shares Issued on Distributions Reinvested	—	3
Shares Redeemed	(128)	(326)
Net Increase in Class I Shares Outstanding	89	76
Class A:
Shares Subscribed	42	17
Shares Issued on Distributions Reinvested	—	—	@@
Conversion from Class H	—	10
Shares Redeemed	(7)	(17)
Net Increase in Class A Shares Outstanding	35	10
Class H*:
Conversion to Class A	—	(10	)**
Class L:
Shares Subscribed	6	—
Shares Redeemed	(5)	—
Net Increase in Class L Shares Outstanding	1	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Asian Equity Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.33		$10.40	$8.47		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09		0.05	0.04		0.00	‡	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.81		(0.05)	2.00		(1.72)		0.19
Total from Investment Operations	1.90		—	2.04		(1.72)		0.19
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)	(0.11)		—		—
Redemption Fees	0.00	‡	—	—		—		—
Net Asset Value, End of Period	$12.23		$10.33	$10.40		$8.47		$10.19
Total Return++	18.51	%#	(0.05)%	24.08%		(16.88)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,711		$4,753	$3,996		$1,201		$1,223
Ratio of Expenses to Average Net Assets (1)	1.45	%+††*	1.45%+	1.45	%+††	1.45	%+††	1.45	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.52	%+††*	0.52%+	0.39	%+††	0.01	%+††	(1.34	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	47	%#	114%	80%		38%		0.00	%††#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.86	%††*	4.28%	5.79	%††	11.86	%††	176.73	%††*
Net Investment Loss to Average Net Assets	(1.89	)%††*	(2.31)%	(3.95	)%††	(10.40	)%††	(176.62	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Asian Equity Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.31		$10.37		$8.45		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.07		0.01		0.01		(0.02)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.81		(0.03)		2.00		(1.72)		0.19
Total from Investment Operations	1.88		(0.02)		2.01		(1.74)		0.19
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.09)		—		—
Redemption Fees	0.00	‡	—		—		—		—
Net Asset Value, End of Period	$12.19		$10.31		$10.37		$8.45		$10.19
Total Return++	18.23	%#	(0.15)%		23.76%		(17.08)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,970		$1,302		$1,201		$84		$102
Ratio of Expenses to Average Net Assets (1)	1.80	%+††*	1.73	%+^^	1.70	%+††	1.70	%+††	1.70	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.17	%+††*	0.09	%+	0.14	%+††	(0.24	)%+††	(1.59	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00	%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	47	%#	114%		80%		38%		0.00	%††#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.23	%††*	4.68%		6.04	%††	12.11	%††	176.98	%††*
Net Investment Loss to Average Net Assets	(2.26	)%††*	(2.86)%		(4.20	)%††	(10.65	)%††	(176.87	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Asian Equity Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.23		$10.31		$8.40		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04		(0.04)		(0.03)		(0.07)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.79		(0.03)		1.98		(1.72)		0.19
Total from Investment Operations	1.83		(0.07)		1.95		(1.79)		0.19
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.04)		—		—
Redemption Fees	0.00	‡	—		—		—		—
Net Asset Value, End of Period	$12.06		$10.23		$10.31		$8.40		$10.19
Total Return++	17.77	%#	(0.56)%		23.18%		(17.57)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$127		$102		$103		$84		$102
Ratio of Expenses to Average Net Assets (1)	2.30	%+††*	2.22	%+^^	2.20	%+††	2.20	%+††	2.20	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.67	%+††*	(0.35	)%+	(0.36	)%+††	(0.74	)%+††	(2.09	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00	%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	47	%#	114%		80%		38%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.18	%††*	5.59%		6.54	%††	12.61	%††	177.48	%††*
Net Investment Loss to Average Net Assets	(4.21	)%††*	(3.72)%		(4.70	)%††	(11.15	)%††	(177.37	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class L Shares. Prior to September 16, 2013, the maximum ratio was 2.20% for Class L Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asian Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), seek long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such secu-

rities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$52	$—	$—	$52
Airlines	15	—	—	15
Automobiles	241	—	—	241
Banks	1,224	—	—	1,224
Beverages	28	—	—	28
Chemicals	—	37	—	37
Commercial Services & Supplies	48	—	—	48
Construction & Engineering	129	—	—	129
Construction Materials	38	—	—	38
Diversified Consumer Services	21	—	—	21
Diversified Financial Services	283	—	—	283
Diversified Telecommunication Services	159	—	—	159
Electronic Equipment, Instruments & Components	175	—	—	175
Energy Equipment & Services	105	—	—	105
Food & Staples Retailing	8	—	—	8
Food Products	252	62	—	314
Health Care Equipment & Supplies	77	—	—	77
Health Care Providers & Services	133	—	—	133
Hotels, Restaurants & Leisure	144	43	—	187
Independent Power Producers & Energy Traders	19	—	—	19
Industrial Conglomerates	404	—	—	404
Information Technology Services	47	—	—	47
Insurance	273	—	—	273

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet & Catalog Retail	$440	$—	$—	$440
Internet Software & Services	528	—	—	528
Media	51	40	—	91
Metals & Mining	16	—	—	16
Multi-line Retail	36	—	—	36
Personal Products	164	—	—	164
Pharmaceuticals	238	—	—	238
Professional Services	169	—	—	169
Real Estate Management & Development	364	—	—	364
Semiconductors & Semiconductor Equipment	1,295	—	—	1,295
Software	75	—	—	75
Specialty Retail	161	—	—	161
Tech Hardware, Storage & Peripherals	18	—	—	18
Textiles, Apparel & Luxury Goods	222	—	—	222
Tobacco	78	—	—	78
Transportation Infrastructure	36	—	—	36
Wireless Telecommunication Services	146	64	—	210
Total Common Stocks	7,912	246	—	8,158
Rights	3	—	—	3
Participation Notes	—	434	—	434
Short-Term Investments
Investment Company	144	—	—	144
Total Assets	$8,059	$680	$—	$8,739

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maxi-

mum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.95%	0.90%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.45% for Class I shares, 1.80% for Class A

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

shares and 2.30% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $35,000 of advisory fees were waived and approximately $93,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,899,000 and $3,469,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$85	$2,776	$2,717	$—	@	$144

@ Amount is less than $500.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

During the six months ended June 30, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$38	$3	$52	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, distribution redesignations and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$16	$(16)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$203

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,252,000 and the aggregate gross unrealized depreciation is approximately $189,000 resulting in net unrealized appreciation of approximately $1,063,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the portfolio for gains realized and not distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $63,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 15% for Class A shares.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

23

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAESAN
977649 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Small Cap Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Small Cap Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

International Small Cap Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Small Cap Portfolio Class I	$1,000.00	$1,061.50	$1,019.09	$5.88	$5.76	1.15%
International Small Cap Portfolio Class A	1,000.00	1,060.00	1,017.36	7.66	7.50	1.50
International Small Cap Portfolio Class L	1,000.00	1,057.20	1,014.88	10.20	9.99	2.00

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the three- and five-year periods but better than its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (99.7%)
Australia (0.5%)
Infomedia Ltd.	681,184	$482
Brazil (14.9%)
Cremer SA	325,661	2,436
Fleury SA	145,777	1,109
GAEC Educacao SA	207,086	2,791
JHSF Participacoes SA	1,856,358	3,235
Prumo Logistica SA (a)	2,852,293	1,394
Restoque Comercio e Confeccoes de Roupas SA (a)	361,159	1,118
Tegma Gestao Logistica	177,969	1,692
		13,775
Canada (6.9%)
Big Rock Brewery, Inc.	55,698	882
Corby Spirit and Wine Ltd.	104,906	2,088
Flyht Aerospace Solutions Ltd. (a)	1,205,944	385
Second Cup Ltd. (The)	742,996	3,001
		6,356
China (0.2%)
Autohome, Inc. ADR (a)(b)	4,372	150
Denmark (0.6%)
Bang & Olufsen A/S (a)	42,991	537
France (14.7%)
Eurazeo SA	117,950	9,812
Faiveley Transport SA	23,303	1,689
Laurent-Perrier	14,669	1,462
Paris Orleans SA	28,057	661
		13,624
Germany (2.4%)
Draegerwerk AG & Co., KGaA (Preference)	11,942	1,284
Washtec AG	58,337	951
		2,235
Greece (2.9%)
Motor Oil Hellas Corinth Refineries SA	82,999	879
Titan Cement Co., SA (Preference)	129,889	1,800
		2,679
Hong Kong (5.1%)
China High Precision Automation Group Ltd. (a)(c)(d)	3,968,000	51
L'Occitane International SA	1,907,250	4,262
Louis XIII Holdings Ltd. (a)	546,350	414
		4,727
Ireland (3.6%)
C&C Group PLC	325,253	2,024
Mincon Group PLC (a)	999,687	1,301
		3,325
Italy (11.5%)
Autogrill SpA (a)	186,107	1,640
Brunello Cucinelli SpA	79,418	1,805
Moncler SpA	111,486	1,849
Tamburi Investment Partners SpA	1,565,127	5,336
		10,630
	Shares	Value (000)
Japan (5.0%)
Milbon Co., Ltd.	80,700	$2,724
MISUMI Group, Inc.	70,000	1,926
		4,650
Netherlands (0.1%)
Delta Lloyd N.V.	2,075	53
New Zealand (0.9%)
Kathmandu Holdings Ltd.	299,032	838
Nigeria (2.2%)
Guinness Nigeria PLC	1,639,320	2,012
Peru (0.9%)
Cementos Pacasmayo SAA ADR	105,082	886
Romania (0.7%)
Societatea Nationala de Gaze Naturale ROMGAZ SA GDR (e)	66,460	694
Singapore (7.0%)
Mandarin Oriental International Ltd.	3,416,000	6,507
South Africa (0.4%)
Taste Holdings Ltd.	1,077,398	383
Spain (2.8%)
Baron de Ley (a)	25,996	2,581
Sweden (3.2%)
Byggmax Group AB	219,714	1,842
Mekonomen AB	45,400	1,165
		3,007
United Arab Emirates (2.0%)
Aramex PJSC	2,313,391	1,890
United Kingdom (7.4%)
Anglo-Eastern Plantations	103,303	1,216
Just Eat PLC (a)	731,588	3,193
Mulberry Group PLC	112,834	1,467
Pets at Home Group Plc (a)	239,271	839
Poundland Group PLC (a)	27,035	147
		6,862
United States (3.8%)
Fox Factory Holding Corp. (a)	94,644	1,665
Jumei International Holding Ltd. ADR (a)(b)	68,275	1,857
		3,522
Total Common Stocks (Cost $89,258)		92,405
Short-Term Investments (2.3%)
Securities held as Collateral on Loaned Securities (2.0%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	1,525,679	1,526
	Face Amount (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (0.08%, dated 6/30/14, due 7/1/14; proceeds $158; fully collateralized by various U.S. Government agency securities; 3.50% — 4.50% due 9/1/33 — 6/20/44; valued at $161)	$158	158

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

International Small Cap Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BNP Paribas Securities Corp., (0.11%, dated 6/30/14, due 7/1/14; proceeds $198; fully collateralized by a U.S. Government agency security; 4.00% due 6/20/44; valued at $202)	$198	$198
		356
Total Securities held as Collateral on Loaned Securities (Cost $1,882)		1,882
	Shares
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $286)	285,647	286
Total Short-Term Investments (Cost $2,168)		2,168
Total Investments (102.0%) (Cost $91,426) Including $1,999 of Securities Loaned		94,573
Liabilities in Excess of Other Assets (-2.0%)		(1,874)
Net Assets (100.0%)		$92,699

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2014.

(c)  Security has been deemed illiquid at June 30, 2014.

(d)  At June 30, 2014, the Portfolio held a fair valued security valued at approximately $51,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	42.6%
Hotels, Restaurants & Leisure	12.0
Beverages	11.9
Diversified Financial Services	10.6
Specialty Retail	9.7
Textiles, Apparel & Luxury Goods	6.7
Capital Markets	6.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Small Cap Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $89,614)	$92,761
Investment in Security of Affiliated Issuer, at Value (Cost $1,812)	1,812
Total Investments in Securities, at Value (Cost $91,426)	94,573
Foreign Currency, at Value (Cost $21)	21
Cash	119
Dividends Receivable	140
Receivable for Investments Sold	112
Tax Reclaim Receivable	7
Receivable from Affiliate	—	@
Other Assets	34
Total Assets	95,006
Liabilities:
Collateral on Securities Loaned, at Value	2,001
Payable for Advisory Fees	164
Payable for Sub Transfer Agency Fees — Class I	71
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Directors' Fees and Expenses	18
Payable for Professional Fees	14
Payable for Custodian Fees	6
Payable for Administration Fees	6
Payable for Portfolio Shares Redeemed	2
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Investments Purchased	—	@
Other Liabilities	20
Total Liabilities	2,307
Net Assets	$92,699
Net Assets Consist Of:
Paid-in-Capital	$196,271
Accumulated Undistributed Net Investment Income	169
Accumulated Net Realized Loss	(106,889)
Unrealized Appreciation (Depreciation) on:
Investments	3,147
Foreign Currency Translations	1
Net Assets	$92,699
CLASS I:
Net Assets	$92,469
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,230,386
Net Asset Value, Offering and Redemption Price Per Share	$14.84
CLASS A:
Net Assets	$87
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,493
Net Asset Value, Redemption Price Per Share	$15.89
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.88
Maximum Offering Price Per Share	$16.77
CLASS L:
Net Assets	$143
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,787
Net Asset Value, Offering and Redemption Price Per Share	$14.60
(1) Including: Securities on Loan, at Value:	$1,999

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Small Cap Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $125 of Foreign Taxes Withheld)	$1,320
Income from Securities Loaned — Net	10
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	1,330
Expenses:
Advisory Fees (Note B)	425
Professional Fees	50
Sub Transfer Agency Fees	(22)#
Sub Transfer Agency Fees — Class I	47
Sub Transfer Agency Fees — Class A	3
Administration Fees (Note C)	36
Custodian Fees (Note F)	33
Registration Fees	21
Shareholder Reporting Fees	5
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Pricing Fees	3
Directors' Fees and Expenses	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	1
Other Expenses	12
Total Expenses	621
Reimbursement of Class Specific Expenses — Class I (Note B)	(49)
Reimbursement of Class Specific Expenses — Class A (Note B)	(4)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Waiver of Advisory Fees (Note B)	(51)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	515
Net Investment Income	815
Realized Gain:
Investments Sold	6,491
Foreign Currency Transactions	25
Net Realized Gain	6,516
Change in Unrealized Appreciation (Depreciation):
Investments	(1,925)
Foreign Currency Translations	5
Net Change in Unrealized Appreciation (Depreciation)	(1,920)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,596
Net Increase in Net Assets Resulting from Operations	$5,411

@  Amount is less than $500.

#  Over accrual of sub transfer agent expenses.
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Small Cap Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$815	$2,335
Net Realized Gain	6,516	16,789
Net Change in Unrealized Appreciation (Depreciation)	(1,920)	2,873
Net Increase in Net Assets Resulting from Operations	5,411	21,997
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(7,185)
Class A:
Net Investment Income	—	(2)
Class H*:
Net Investment Income	—	(1)**
Class L:
Net Investment Income	—	(4)
Total Distributions	—	(7,192)
Capital Share Transactions:(1)
Class I:
Subscribed	273	486
Distributions Reinvested	—	2,292
Redeemed	(734)	(52,364)
Class A:
Subscribed	26	96
Distributions Reinvested	—	2
Conversion from Class H	—	10
Redeemed	(35)	(1,122)
Class H*:
Subscribed	—	100 **
Conversion to Class A	—	(10)**
Redeemed	—	(103)**
Class L:
Subscribed	8	100
Distributions Reinvested	—	3
Net Decrease in Net Assets Resulting from Capital Share Transactions	(462)	(50,510)
Total Increase (Decrease) in Net Assets	4,949	(35,705)
Net Assets:
Beginning of Period	87,750	123,455
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $169 and $(646))	$92,699	$87,750
(1) Capital Share Transactions:
Class I:
Shares Subscribed	19	37
Shares Issued on Distributions Reinvested	—	183
Shares Redeemed	(51)	(4,022)
Net Decrease in Class I Shares Outstanding	(32)	(3,802)
Class A:
Shares Subscribed	2	6
Shares Issued on Distributions Reinvested	—	— @@
Conversion from Class H	—	1
Shares Redeemed	(2)	(85)
Net Decrease in Class A Shares Outstanding	(— @@)	(78)
Class H*:
Shares Subscribed	—	8 **
Conversion to Class A	—	(1)**
Shares Redeemed	—	(8)**
Net Decrease in Class H Shares Outstanding	—	(1)
Class L:
Shares Subscribed	1	8
Shares Issued on Distributions Reinvested	—	— @@
Net Increase in Class L Shares Outstanding	1	8

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Small Cap Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$13.98		$12.16	$11.27		$13.80		$11.97		$9.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.32	0.24		0.18		0.11		0.14
Net Realized and Unrealized Gain (Loss)	0.73		2.65	0.86		(2.71)		1.76		2.47
Total from Investment Operations	0.86		2.97	1.10		(2.53)		1.87		2.61
Distributions from and/or in Excess of:
Net Investment Income	—		(1.15)	(0.21)		—		(0.04)		(0.17)
Redemption Fees	—		—	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.84		$13.98	$12.16		$11.27		$13.80		$11.97
Total Return++	6.15	%#	25.75%	9.90%		(18.33)%		15.72%		27.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,469		$87,532	$122,402		$213,983		$320,362		$349,589
Ratio of Expenses to Average Net Assets (1)	1.15	%+††*	1.15%+	1.15	%+	1.15	%+††	1.15	%+††	1.14	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	1.15	%+	N/A		1.15	%+††	1.14	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.82	%+††*	2.46%+	1.97	%+	1.33	%+††	0.87	%+††	1.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00%§	0.00	%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	21	%#	33%	114%		64%		66%		127%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37	%††*	1.39%	1.28%		1.19	%††	1.18	%+††	N/A
Net Investment Income to Average Net Assets	1.60	%††*	2.22%	1.84%		1.29	%††	0.84	%+††	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Small Cap Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$14.99		$12.28		$11.19		$13.74		$11.95		$9.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11		(0.02)		0.25		0.14		0.07		0.01
Net Realized and Unrealized Gain (Loss)	0.79		3.12		0.84		(2.69)		1.76		2.57
Total from Investment Operations	0.90		3.10		1.09		(2.55)		1.83		2.58
Distributions from and/or in Excess of:
Net Investment Income	—		(0.39)		—		—		(0.04)		(0.16)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$15.89		$14.99		$12.28		$11.19		$13.74		$11.95
Total Return++	6.00	%#	25.32%		9.74%		(18.56)%		15.41%		27.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87		$90		$1,034		$82,170		$101,074		$63,326
Ratio of Expenses to Average Net Assets (1)	1.50	%+††*	1.41	%+^^	1.40	%+	1.40	%+††**	1.40	%+††**	1.37	%+**
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.40	%+	N/A		1.40	%+††**	1.37	%+**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.47	%+††*	(0.14	)%+	2.05	%+	1.08	%+††	0.62	%+††	0.12	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00	%§	0.00	%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	21	%#	33%		114%		64%		66%		127%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.71	%††*	3.69%		1.47%		1.44	%††	1.43	%+††	N/A
Net Investment Income (Loss) to Average Net Assets	(7.74	)%††*	(2.42)%		1.98%		1.04	%††	0.59	%+††	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

**  Ratios of Expenses to Average Net Assets for Class A may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Small Cap Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$13.81		$12.02		$12.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.29		0.10
Net Realized and Unrealized Gain (Loss)	0.72		2.54		(0.56)
Total from Investment Operations	0.79		2.83		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	—		(1.04)		(0.21)
Net Asset Value, End of Period	$14.60		$13.81		$12.02
Total Return++	5.72	%#	24.72%		(3.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$143		$128		$9
Ratio of Expenses to Average Net Assets (1)	2.00	%+††*	1.96	%+^^	1.90	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.97	%+††*	2.23	%+	1.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§*	0.00	%§	0.01	%*
Portfolio Turnover Rate	21	%#	33%		114	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.28	%††*	2.73%		2.13	%*
Net Investment Income (Loss) to Average Net Assets	(0.31	)%††*	1.46%		1.13	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Small Cap Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange

("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$385	$—	$—	$385
Air Freight & Logistics	1,890	—	—	1,890
Auto Components	1,665	—	—	1,665
Beverages	11,049	—	—	11,049
Capital Markets	5,997	—	—	5,997
Construction & Engineering	414	—	—	414
Construction Materials	2,686	—	—	2,686
Distributors	383	—	—	383
Diversified Consumer Services	2,791	—	—	2,791
Diversified Financial Services	9,812	—	—	9,812
Electronic Equipment, Instruments & Components	—	—	51	51
Food Products	1,216	—	—	1,216
Health Care Equipment & Supplies	3,720	—	—	3,720
Health Care Providers & Services	1,109	—	—	1,109
Hotels, Restaurants & Leisure	11,148	—	—	11,148
Household Durables	537	—	—	537
Insurance	53	—	—	53
Internet & Catalog Retail	1,857	—	—	1,857
Internet Software & Services	3,343	—	—	3,343
Machinery	3,941	—	—	3,941
Multi-line Retail	147	—	—	147
Oil, Gas & Consumable Fuels	1,573	—	—	1,573
Personal Products	2,724	—	—	2,724
Real Estate Management & Development	3,235	—	—	3,235
Road & Rail	1,692	—	—	1,692
Software	482	—	—	482
Specialty Retail	8,946	—	—	8,946
Textiles, Apparel & Luxury Goods	6,239	—	—	6,239
Trading Companies & Distributors	1,926	—	—	1,926
Transportation Infrastructure	1,394	—	—	1,394
Total Common Stocks	92,354	—	51	92,405
Short-Term Investments
Investment Company	1,812	—	—	1,812
Repurchase Agreements	—	356	—	356
Total Short-Term Investments	1,812	356	—	2,168
Total Assets	$94,166	$356	$51	$94,573

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$141
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	(90)
Realized gains (losses)	—
Ending Balance	$51
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2014	$(90)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Electronic Equipment, Instruments & Components
Common Stock	$51	Asset Approach	Net Tangible Assets	$0.31	$0.31	$0.31	Increase
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease
Market Approach	Price/Earnings	8.0	x	8.0	x	8.0	x	Increase
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease
Income Approach	Cost of Equity	22.0%	22.0%	22.0%	Decrease
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,999	(a)	$—	$(1,999	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $2,001,000, of which approximately $1,882,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2014 there was uninvested cash of approximately $119,000, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase,

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1.5 billion	Over $1.5 billion
0.95%	0.90%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.84% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares and 2.00% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $51,000 of advisory fees were waived and approximately $54,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,083,000 and $18,387,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$663	$15,679	$14,530	$—	@	$1,812

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,192	$—	$2,527	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distribution in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(44)	$44	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,263	$—

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $16,427,000 and the aggregate gross unrealized depreciation is approximately $13,280,000 resulting in net unrealized appreciation of approximately $3,147,000.

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused long-term capital losses of approximately $47,034,000 that do not have an expiration date.

In addition, at December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $66,323,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $16,873,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 81%, 29% and 86%, for Class I, Class A and Class L shares, respectively.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

24

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIISCSAN
977898 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$1,068.30	$1,019.44	$5.54	$5.41	1.08%
International Opportunity Portfolio Class A	1,000.00	1,065.30	1,017.41	7.63	7.45	1.49
International Opportunity Portfolio Class L	1,000.00	1,063.60	1,014.88	10.23	9.99	2.00
International Opportunity Portfolio Class IS	1,000.00	1,068.30	1,019.39	5.59	5.46	1.09

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods and the period since the end of March 2010, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average, (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (89.0%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	16,699	$—
Belgium (2.1%)
Anheuser-Busch InBev N.V.	1,741	200
Brazil (3.4%)
CETIP SA — Mercados Organizados	22,474	320
Canada (5.4%)
Brookfield Asset Management, Inc., Class A	5,972	263
Brookfield Infrastructure Partners LP	5,865	245
		508
China (19.3%)
Autohome, Inc. ADR (a)(d)	5,538	191
Baidu, Inc. ADR (a)	1,191	223
JD.com, Inc. ADR (a)	3,784	108
New Oriental Education & Technology Group, Inc. ADR	7,352	195
Qihoo 360 Technology Co., Ltd. ADR (a)	3,098	285
TAL Education Group ADR (a)	22,726	625
Wynn Macau Ltd. (e)	43,200	169
		1,796
Denmark (5.8%)
DSV A/S	16,665	543
France (6.3%)
Christian Dior SA	965	192
Danone SA	1,520	113
Hermes International	322	119
Pernod Ricard SA	1,340	161
		585
Germany (1.7%)
Adidas AG	1,568	159
Hong Kong (0.9%)
Louis XIII Holdings Ltd. (a)	116,500	88
India (2.4%)
MakeMyTrip Ltd. (a)	6,307	221
Indonesia (0.5%)
Hero Supermarket Tbk PT (a)	178,500	42
Italy (1.4%)
Prada SpA (e)	18,600	132
Japan (2.5%)
Calbee, Inc.	8,300	229
Korea, Republic of (7.0%)
Hotel Shilla Co., Ltd.	3,113	281
NAVER Corp.	447	369
		650
Singapore (1.2%)
Mandarin Oriental International Ltd.	58,000	110
South Africa (3.4%)
Naspers Ltd., Class N	2,732	322
Switzerland (4.3%)
Kuehne & Nagel International AG (Registered)	1,404	187
Nestle SA (Registered)	2,810	217
		404
	Shares	Value (000)
Taiwan (1.0%)
Wei Chuan Foods Corp.	59,000	$89
United Kingdom (11.4%)
Burberry Group PLC	14,935	379
Diageo PLC ADR	1,322	168
Intertek Group PLC	3,995	188
Just Eat PLC (a)	19,818	87
Reckitt Benckiser Group PLC	1,570	137
Tesco PLC	22,163	108
		1,067
United States (9.0%)
Cognizant Technology Solutions Corp., Class A (a)	4,694	230
Greenlight Capital Re Ltd., Class A (a)	6,848	225
Luxoft Holding, Inc. (a)	10,541	380
		835
Total Common Stocks (Cost $5,768)		8,300
Preferred Stock (0.7%)
India (0.7%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(f) (acquisition cost — $36; acquired 10/4/13) (Cost $36)	1,590	62
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(c)(f) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	6	—	@
Participation Notes (3.7%)
China (3.7%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 8/18/14	8,591	197
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21	6,336	145
Total Participation Notes (Cost $346)		342
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	88,344	—	@
USD/CNY December 2014 @ CNY 6.50	1,090,234	1
USD/CNY December 2014 @ CNY 6.50	1,241,940	1
USD/CNY June 2015 @ CNY 6.62	1,652,077	2
Total Call Options Purchased (Cost $12)		4
	Shares
Short-Term Investments (7.6%)
Securities held as Collateral on Loaned Securities (1.8%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	137,058	137

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

International Opportunity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (0.08%, dated 6/30/14, due 7/1/14; proceeds $14; fully collateralized by various U.S. Government agency securities; 3.50% - 4.50% due 9/1/33 - 6/20/44; valued at $14)	$14	$14
BNP Paribas Securities Corp., (0.11%, dated 6/30/14, due 7/1/14; proceeds $18; fully collateralized by a U.S. Government agency security; 4.00% due 6/20/44; valued at $18)	18	18
		32
Total Securities held as Collateral on Loaned Securities (Cost $169)		169
	Shares
Investment Company (5.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $541)	541,000	541
Total Short-Term Investments (Cost $710)		710
Total Investments (101.0%) (Cost $6,872) Including $182 of Securities Loaned		9,418
Liabilities in Excess of Other Assets (-1.0%)		(95)
Net Assets (100.0%)		$9,323

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at June 30, 2014.

(c)  At June 30, 2014, the Portfolio held fair valued securities valued at approximately $62,000, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  All or a portion of this security was on loan at June 30, 2014.

(e)  Security trades on the Hong Kong exchange.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2014 amounts to approximately $62,000 and represents 0.7% of net assets.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	27.2%
Internet Software & Services	12.5
Textiles, Apparel & Luxury Goods	10.6
Beverages	9.4
Diversified Consumer Services	8.9
Food Products	7.0
Information Technology Services	6.6
Hotels, Restaurants & Leisure	6.1
Road & Rail	5.9
Short-Term Investments	5.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Opportunity Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $6,194)	$8,740
Investment in Security of Affiliated Issuer, at Value (Cost $678)	678
Total Investments in Securities, at Value (Cost $6,872)	9,418
Foreign Currency, at Value (Cost $—@)	—	@
Cash	19
Due from Adviser	32
Dividends Receivable	11
Tax Reclaim Receivable	9
Receivable for Portfolio Shares Sold	5
Receivable from Affiliate	—	@
Other Assets	32
Total Assets	9,526
Liabilities:
Collateral on Securities Loaned, at Value	180
Payable for Professional Fees	20
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Custodian Fees	—	@
Payable for Portfolio Shares Redeemed	—	@
Other Liabilities	2
Total Liabilities	203
Net Assets	$9,323
Net Assets Consist Of:
Paid-in-Capital	$6,587
Accumulated Undistributed Net Investment Income	32
Accumulated Net Realized Gain	158
Unrealized Appreciation (Depreciation) on:
Investments	2,546
Foreign Currency Translations	—	@
Net Assets	$9,323

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$8,217
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	558,665
Net Asset Value, Offering and Redemption Price Per Share	$14.71
CLASS A:
Net Assets	$949
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	64,604
Net Asset Value, Redemption Price Per Share	$14.68
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.81
Maximum Offering Price Per Share	$15.49
CLASS L:
Net Assets	$145
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$14.55
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	784
Net Asset Value, Offering and Redemption Price Per Share	$14.71
(1) Including: Securities on Loan, at Value:	$182

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Opportunity Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$77
Dividends from Security of Affiliated Issuer (Note G)	—	@
Income from Securities Loaned — Net	—	@
Total Investment Income	77
Expenses:
Professional Fees	48
Advisory Fees (Note B)	37
Registration Fees	29
Shareholder Reporting Fees	7
Custodian Fees (Note F)	6
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Administration Fees (Note C)	3
Pricing Fees	3
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Other Expenses	5
Total Expenses	145
Expenses Reimbursed by Adviser (Note B)	(58)
Waiver of Advisory Fees (Note B)	(37)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	48
Net Investment Income	29
Realized Gain:
Investments Sold	130
Foreign Currency Transactions	1
Net Realized Gain	131
Change in Unrealized Appreciation (Depreciation):
Investments	405
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	405
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	536
Net Increase in Net Assets Resulting from Operations	$565

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Opportunity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$29	$54
Net Realized Gain	131	385
Net Change in Unrealized Appreciation (Depreciation)	405	1,258
Net Increase in Net Assets Resulting from Operations	565	1,697
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(50)
Net Realized Gain	—	(153)
Class A:
Net Investment Income	—	(1)
Net Realized Gain	—	(6)
Class H*:
Net Investment Income	—	(—	@)**
Class L:
Net Realized Gain	—	(3)
Class IS:
Net Investment Income	—	(—	@)***
Net Realized Gain	—	(—	@)***
Total Distributions	—	(213)
Capital Share Transactions:(1)
Class I:
Subscribed	50	951
Distributions Reinvested	—	30
Class A:
Subscribed	641	35
Distributions Reinvested	—	1
Conversion from Class H	—	124
Redeemed	(3)	(35)
Class H*:
Conversion to Class A	—	(124	)**
Redeemed	—	(826	)**
Class L:
Redeemed	—	—	@
Class IS:
Subscribed	—	10	***
Net Increase in Net Assets Resulting from Capital Share Transactions	688	166
Total Increase in Net Assets	1,253	1,650
Net Assets:
Beginning of Period	8,070	6,420
End of Period (Including Accumulated Undistributed Net Investment Income of $32 and $3)	$9,323	$8,070

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)		Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3		83
Shares Issued on Distributions Reinvested	—		2
Net Increase in Class I Shares Outstanding	3		85
Class A:
Shares Subscribed	45		3
Shares Issued on Distributions Reinvested	—		—	**
Conversion from Class H	—		10
Shares Redeemed	—	@@	(3)
Net Increase in Class A Shares Outstanding	45		10
Class H*:
Conversion to Class A	—		(10	)**
Shares Redeemed	—		(74	)**
Net Decrease in Class H Shares Outstanding	—		(84)
Class IS:
Shares Subscribed	—		1	***

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Opportunity Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from March 31, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.77		$11.19	$10.26		$12.07		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.05		0.10	0.08		0.08		0.03
Net Realized and Unrealized Gain (Loss)	0.89		2.85	0.92		(1.31)		2.04
Total from Investment Operations	0.94		2.95	1.00		(1.23)		2.07
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)	(0.07)		(0.10)		—
Net Realized Gain	—		(0.28)	—		(0.48)		—
Total Distributions	—		(0.37)	(0.07)		(0.58)		—
Net Asset Value, End of Period	$14.71		$13.77	$11.19		$10.26		$12.07
Total Return++	6.83	%#	26.47%	9.76%		(10.16)%		20.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,217		$7,647	$5,259		$4,822		$5,672
Ratio of Expenses to Average Net Assets (1)	1.08	%+*	1.13%+	1.14	%+††	1.15	%+††	1.15	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	0.78	%+*	0.82%+	0.70	%+††	0.67	%+††	0.33	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01%	0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	7	%#	40%	33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.39	%*	3.84%	3.87	%††	3.82	%††	4.79	%+††*
Net Investment Loss to Average Net Assets	(1.53	)%*	(1.89)%	(2.03	)%††	(2.00	)%††	(3.31	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Opportunity Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from March 31, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.78		$11.19		$10.26		$12.04		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04		0.02		0.05		0.05		0.01
Net Realized and Unrealized Gain (Loss)	0.86		2.89		0.92		(1.30)		2.03
Total from Investment Operations	0.90		2.91		0.97		(1.25)		2.04
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.04)		(0.05)		—
Net Realized Gain	—		(0.28)		—		(0.48)		—
Total Distributions	—		(0.32)		(0.04)		(0.53)		—
Net Asset Value, End of Period	$14.68		$13.78		$11.19		$10.26		$12.04
Total Return++	6.53	%#	26.12%		9.49%		(10.33)%		20.40	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$949		$275		$112		$103		$120
Ratio of Expenses to Average Net Assets (1)	1.49	%+*	1.44	%+^^	1.39	%+††	1.40	%+††	1.40	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	0.53	%+*	0.13	%+	0.45	%+††	0.42	%+††	0.08	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%		0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	7	%#	40%		33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.04	%*	4.49%		4.12	%††	4.07	%††	5.04	%+††*
Net Investment Loss to Average Net Assets	(2.02	)%*	(2.92)%		(2.28	)%††	(2.25	)%††	(3.56	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Opportunity Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from March 31, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$13.68		$11.13		$10.22		$12.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.00	)‡	(0.01)		(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss)	0.88		2.83		0.92		(1.29)		2.03
Total from Investment Operations	0.87		2.83		0.91		(1.30)		2.00
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.28)		—		(0.48)		—
Net Asset Value, End of Period	$14.55		$13.68		$11.13		$10.22		$12.00
Total Return++	6.36	%#	25.49%		8.90%		(10.81)%		20.00	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$145		$137		$112		$102		$120
Ratio of Expenses to Average Net Assets (1)	2.00	%+*	1.92	%+^^	1.89	%+††	1.90	%+††	1.90	%+††*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.14	)%+*	(0.00	)%+§	(0.05	)%+††	(0.08	)%+††	(0.42	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01%		0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	7	%#	40%		33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.34	%*	4.91%		4.62	%††	4.57	%††	5.54	%+††*
Net Investment Loss to Average Net Assets	(3.48	)%*	(2.99)%		(2.78	)%††	(2.75	)%††	(4.06	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L Shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.77		$12.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05		(0.02)
Net Realized and Unrealized Gain	0.89		1.41
Total from Investment Operations	0.94		1.39
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)
Net Realized Gain	—		(0.28)
Total Distributions	—		(0.37)
Net Asset Value, End of Period	$14.71		$13.77
Total Return++	6.83	%#	10.96	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$12		$11
Ratio of Expenses to Average Net Assets (1)	1.09	%+*	1.08	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.77	%+*	(0.47	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01	%*
Portfolio Turnover Rate	7	%#	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.18	%*	9.61	%*
Net Investment Loss to Average Net Assets	(17.32	)%*	(9.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley

Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$529	$—	$—		$529
Capital Markets	320	—	—		320
Construction & Engineering	88	—	—		88
Diversified Consumer Services	820	—	—		820
Electric Utilities	245	—	—	†	245	†
Food & Staples Retailing	150	—	—		150
Food Products	648	—	—		648
Hotels, Restaurants & Leisure	560	—	—		560
Household Products	137	—	—		137
Information Technology Services	610	—	—		610
Insurance	225	—	—		225
Internet & Catalog Retail	329	—	—		329
Internet Software & Services	1,155	—	—		1,155
Marine	187	—	—		187
Media	322	—	—		322
Professional Services	188	—	—		188
Real Estate Management & Development	263	—	—		263
Road & Rail	543	—	—		543
Textiles, Apparel & Luxury Goods	981	—	—		981
Total Common Stocks	8,300	—	—	†	8,300	†
18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Preferred Stock	$—	$—	$62		$62
Convertible Preferred Stock	—	—	—	@	—	@
Participation Notes	—	342	—		342
Call Options Purchased	—	4	—		4
Short-Term Investments
Investment Company	678	—	—		678
Repurchase Agreements	—	32	—		32
Total Short-Term Investments	678	32	—		710
Total Assets	$8,978	$378	$62	†	$9,418	†

†  Includes one security which is valued at zero.

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)		Preferred Stock (000)
Beginning Balance	$—	†	$—	@	$38
Purchases	—		—		—
Sales	—		—		—
Amortization of discount	—		—		—
Transfers in	—		—		—
Transfers out	—		—		—
Corporate action	—		—		—
Change in unrealized appreciation/ depreciation	—		—	(@)	24
Realized gains (losses)	—		—		—
Ending Balance	$—	†	$—	@	$62
Net change in unrealized appreciation/ depreciation from investments still held as of June 30, 2014	$—		$—	(@)	$24

†  Includes one security which is valued at zero.

@  Value is less than $500.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$62	Market Transaction Method	Precedent Transaction of Preferred Stock	$39.191		$39.191		$39.191		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.7	x	2.5	x	2.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$4	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(4	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$4	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$4	$—	$—	$4

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	2,696,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$182	(d)	$—	$(180	)(e)(f)	$2

(d)  Represents market value of loaned securities at period end.

(e)  The Portfolio received cash collateral of approximately $180,000, of which approximately $169,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2014 there was uninvested cash of approximately $11,000, which is not reflected in the Portfolio of Investments.

(f)  The collateral received was marked to market on a daily basis. The Portfolio's collateral coverage was below 100% at June 30, 2014. This was adjusted on the next business day.

6.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

8.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.00% for Class L shares and 1.09% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $37,000 of advisory fees were waived and approximately $60,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $778,000 and $590,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$—	$1,257	$579	$—	@	$678

@  Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$51	$162	$37	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(1)	$1	$	(—	@)

@  Amount is less than $500.

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3	$23

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $2,706,000 and the aggregate gross unrealized depreciation is approximately $160,000 resulting in net unrealized appreciation of approximately $2,546,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio had utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $198,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 32% for Class A shares.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOSAN
977885 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Select Global Infrastructure Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
U.S. Privacy Policy	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Select Global Infrastructure Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Select Global Infrastructure Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Select Global Infrastructure Portfolio Class I	$1,000.00	$1,145.20	$1,019.44	$5.74	$5.41	1.08%
Select Global Infrastructure Portfolio Class A	1,000.00	1,143.90	1,018.10	7.18	6.76	1.35
Select Global Infrastructure Portfolio Class L	1,000.00	1,140.60	1,014.93	10.56	9.94	1.99
Select Global Infrastructure Portfolio Class IS	1,000.00	1,145.90	1,019.49	5.69	5.36	1.07

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods and the period since the end of September 2010, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Select Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (94.9%)
Australia (6.5%)
DUET Group (a)	335,909	$767
Macquarie Atlas Roads Group	91,375	282
Spark Infrastructure Group (a)	175,513	306
Sydney Airport	98,387	391
Transurban Group (a)	209,982	1,463
		3,209
Austria (1.2%)
Flughafen Wien AG	6,535	608
Brazil (1.4%)
CCR SA	13,700	112
Cia de Saneamento Basico do Estado de Sao Paulo ADR	56,191	602
		714
Canada (11.4%)
Enbridge, Inc. (a)	48,704	2,311
TransCanada Corp. (a)	69,704	3,327
		5,638
China (4.1%)
Beijing Enterprises Holdings Ltd. (b)	36,000	340
China Everbright International Ltd. (b)	135,000	193
China Gas Holdings Ltd. (b)	40,000	83
China Merchants Holdings International Co., Ltd. (b)	35,527	111
ENN Energy Holdings Ltd. (b)	42,000	302
Guangdong Investment Ltd. (b)	704,000	812
Jiangsu Expressway Co., Ltd. H Shares (b)	174,000	206
		2,047
France (4.0%)
Eutelsat Communications SA	35,101	1,220
SES SA	20,747	787
		2,007
Germany (1.4%)
Fraport AG Frankfurt Airport Services Worldwide	10,000	707
Italy (5.2%)
Atlantia SpA	47,155	1,344
Snam SpA	163,479	985
Terna Rete Elettrica Nazionale SpA (a)	46,573	246
		2,575
Japan (1.9%)
Tokyo Gas Co., Ltd.	163,000	952
Netherlands (0.7%)
Koninklijke Vopak N.V.	6,729	329
Spain (1.7%)
Ferrovial SA	24,450	545
Red Electrica Corp., SA (a)	3,150	288
		833
Switzerland (1.8%)
Flughafen Zuerich AG (Registered)	1,477	908
	Shares	Value (000)
United Kingdom (8.9%)
National Grid PLC	175,544	$2,523
Pennon Group PLC	70,310	945
Severn Trent PLC	13,640	451
United Utilities Group PLC	31,862	481
		4,400
United States (44.7%)
American Tower Corp. REIT	23,860	2,147
American Water Works Co., Inc.	22,550	1,115
Atmos Energy Corp.	6,290	336
CenterPoint Energy, Inc.	9,724	248
Cheniere Energy, Inc. (c)	11,160	800
Crown Castle International Corp.	21,549	1,600
Enbridge Energy Management LLC (a)(c)	29,164	1,028
ITC Holdings Corp.	49,051	1,789
Kinder Morgan, Inc.	29,612	1,074
NiSource, Inc.	16,060	632
Northeast Utilities	19,750	934
Oneok, Inc.	13,570	924
PG&E Corp.	18,010	865
Plains GP Holdings LP, Class A	9,378	300
SBA Communications Corp., Class A (c)	6,579	673
SemGroup Corp., Class A	11,087	874
Sempra Energy	20,670	2,164
Spectra Energy Corp.	37,840	1,607
Union Pacific Corp.	4,900	489
Williams Cos., Inc. (The)	44,520	2,592
		22,191
Total Common Stocks (Cost $38,065)		47,118
Short-Term Investments (20.0%)
Securities held as Collateral on Loaned Securities (15.2%)
Investment Company (12.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	6,123,899	6,124
	Face Amount (000)
Repurchase Agreements (2.9%)
Barclays Capital, Inc., (0.08%, dated 6/30/14, due 7/1/14; proceeds $635; fully collateralized by various U.S. Government agency securities; 3.50% - 4.50% due 9/1/33 - 6/20/44; valued at $647)	$635	635
BNP Paribas Securities Corp., (0.11%, dated 6/30/14, due 7/1/14; proceeds $796; fully collateralized by a U.S. Government agency security; 4.00% due 6/20/44; valued at $813)	796	796
		1,431
Total Securities held as Collateral on Loaned Securities (Cost $7,555)		7,555

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Select Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (4.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $2,399)	2,399,026	$2,399
Total Short-Term Investments (Cost $9,954)		9,954
Total Investments (114.9%) (Cost $48,019) Including $7,677 of Securities Loaned		57,072
Liabilities in Excess of Other Assets (-14.9%)		(7,415)
Net Assets (100.0%)		$49,657

(a)  All or a portion of this security was on loan at June 30, 2014.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	42.3%
Transmission & Distribution	14.0
Communications	13.0
Water	7.3
Toll Roads	6.9
Other**	6.0
Airports	5.3
Diversified	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Select Global Infrastructure Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $39,496)	$48,549
Investment in Security of Affiliated Issuer, at Value (Cost $8,523)	8,523
Total Investments in Securities, at Value (Cost $48,019)	57,072
Foreign Currency, at Value (Cost $61)	61
Cash	477
Dividends Receivable	259
Receivable for Portfolio Shares Sold	215
Receivable for Investments Sold	96
Tax Reclaim Receivable	6
Receivable from Affiliate	—	@
Other Assets	9
Total Assets	58,195
Liabilities:
Collateral on Securities Loaned, at Value	8,032
Payable for Investments Purchased	426
Payable for Advisory Fees	31
Payable for Professional Fees	25
Payable for Custodian Fees	6
Payable for Portfolio Shares Redeemed	6
Payable for Administration Fees	3
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	7
Total Liabilities	8,538
Net Assets	$49,657
Net Assets Consist Of:
Paid-in-Capital	$39,055
Accumulated Undistributed Net Investment Income	422
Accumulated Net Realized Gain	1,124
Unrealized Appreciation (Depreciation) on:
Investments	9,053
Foreign Currency Translations	3
Net Assets	$49,657
CLASS I:
Net Assets	$36,558
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,237,807
Net Asset Value, Offering and Redemption Price Per Share	$16.34
CLASS A:
Net Assets	$12,321
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	755,844
Net Asset Value, Redemption Price Per Share	$16.30
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.90
Maximum Offering Price Per Share	$17.20
CLASS L:
Net Assets	$766
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	47,232
Net Asset Value, Offering and Redemption Price Per Share	$16.22
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	728
Net Asset Value, Offering and Redemption Price Per Share	$16.34
(1) Including: Securities on Loan, at Value:	$7,677

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Select Global Infrastructure Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $63 of Foreign Taxes Withheld)	$623
Income from Securities Loaned — Net	11
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	634
Expenses:
Advisory Fees (Note B)	158
Professional Fees	52
Registration Fees	28
Custodian Fees (Note F)	26
Administration Fees (Note C)	15
Shareholder Reporting Fees	8
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	2
Transfer Agency Fees (Note E)	—	@
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	3
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Other Expenses	6
Total Expenses	311
Waiver of Advisory Fees (Note B)	(98)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	211
Net Investment Income	423
Realized Gain (Loss):
Investments Sold	738
Foreign Currency Transactions	(6)
Net Realized Gain	732
Change in Unrealized Appreciation (Depreciation):
Investments	4,282
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	4,284
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,016
Net Increase in Net Assets Resulting from Operations	$5,439

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Select Global Infrastructure Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$423	$437
Net Realized Gain	732	1,599
Net Change in Unrealized Appreciation (Depreciation)	4,284	1,899
Net Increase in Net Assets Resulting from Operations	5,439	3,935
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(455)
Net Realized Gain	—	(1,150)
Class A:
Net Investment Income	—	(55)
Net Realized Gain	—	(127)
Class H*:
Net Investment Income	—	(—	@)***
Net Realized Gain	—	(31	)***
Class L:
Net Investment Income	—	(6)
Net Realized Gain	—	(25)
Class IS:
Net Investment Income	—	(—	@)**
Net Realized Gain	—	(—	@)**
Total Distributions	—	(1,849)
Capital Share Transactions:(1)
Class I:
Subscribed	7,125	11,506
Distributions Reinvested	—	706
Redeemed	(1,320)	(3,326)
Class A:
Subscribed	9,100	1,264
Distributions Reinvested	—	166
Conversion from Class H	—	3,280
Redeemed	(1,513)	(1,330)
Class H*:
Subscribed	—	2,166	***
Distributions Reinvested	—	30	***
Conversion to Class A	—	(3,280	)***
Redeemed	—	(191	)***
Class L:
Subscribed	147	389
Distributions Reinvested	—	23
Redeemed	(38)	—
Class IS:
Subscribed	—	10	**
Net Increase in Net Assets Resulting from Capital Share Transactions	13,501	11,413
Total Increase in Net Assets	18,940	13,499
Net Assets:
Beginning of Period	30,717	17,218
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $422 and $(1))	$49,657	$30,717

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Select Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	475	820
Shares Issued on Distributions Reinvested	—	52
Shares Redeemed	(90)	(236)
Net Increase in Class I Shares Outstanding	385	636
Class A:
Shares Subscribed	598	89
Shares Issued on Distributions Reinvested	—	12
Conversion from Class H	—	242
Shares Redeemed	(102)	(93)
Net Increase in Class A Shares Outstanding	496	250
Class H*:
Shares Subscribed	—	156	***
Shares Issued on Distributions Reinvested	—	2	***
Conversion to Class A	—	(242	)***
Shares Redeemed	—	(13	)***
Net Decrease in Class H Shares Outstanding	—	(97)
Class L:
Shares Subscribed	10	28
Shares Issued on Distributions Reinvested	—	2
Shares Redeemed	(3)	—
Net Increase in Class L Shares Outstanding	7	30
Class IS:
Shares Subscribed	—	1	**

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period September 13, 2013 through December 31, 2013.

***  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from September 20, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$14.26		$12.91	$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.17		0.26	0.27		0.23		0.08
Net Realized and Unrealized Gain	1.91		2.00	1.82		1.42		0.40
Total from Investment Operations	2.08		2.26	2.09		1.65		0.48
Distributions from and/or in Excess of:
Net Investment Income	—		(0.25)	(0.26)		(0.22)		(0.08)
Net Realized Gain	—		(0.66)	(0.42)		(0.33)		—
Total Distributions	—		(0.91)	(0.68)		(0.55)		(0.08)
Net Asset Value, End of Period	$16.34		$14.26	$12.91		$11.50		$10.40
Total Return++	14.52	%#	17.91%	18.21%		15.95%		4.94	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,558		$26,428	$15,707		$12,589		$10,086
Ratio of Expenses to Average Net Assets (1)	1.08	%+*	1.12%+	1.15	%+††	1.15	%+††	1.14	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	2.24	%+*	1.87%+	2.18	%+††	2.09	%+††	2.71	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	14	%#	30%	33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.61	%*	2.04%	2.39	%††	2.93	%††	3.61	%+††*
Net Investment Income to Average Net Assets	1.71	%*	0.95%	0.94	%††	0.31	%††	0.24	%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Select Global Infrastructure Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from September 20, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$14.25		$12.90		$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.18		0.26		0.24		0.21		0.07
Net Realized and Unrealized Gain	1.87		1.97		1.80		1.41		0.41
Total from Investment Operations	2.05		2.23		2.04		1.62		0.48
Distributions from and/or in Excess of:
Net Investment Income	—		(0.22)		(0.22)		(0.19)		(0.08)
Net Realized Gain	—		(0.66)		(0.42)		(0.33)		—
Total Distributions	—		(0.88)		(0.64)		(0.52)		(0.08)
Net Asset Value, End of Period	$16.30		$14.25		$12.90		$11.50		$10.40
Total Return++	14.39	%#	17.69%		17.85%		15.67%		4.86	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,321		$3,706		$129		$115		$104
Ratio of Expenses to Average Net Assets (1)	1.35	%+*	1.37	%+^^	1.40	%+††	1.40	%+††	1.39	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	2.45	%+*	1.81	%+	1.93	%+††	1.84	%+††	2.46	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%		0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	14	%#	30%		33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.88	%*	2.43%		2.64	%††	3.18	%††	3.86	%+††*
Net Investment Income (Loss) to Average Net Assets	1.92	%*	0.75%		0.69	%††	0.06	%††	(0.01	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A Shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from September 20, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$14.22		$12.90		$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.10		0.16		0.18		0.15		0.06
Net Realized and Unrealized Gain	1.90		1.98		1.80		1.42		0.40
Total from Investment Operations	2.00		2.14		1.98		1.57		0.46
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)		(0.16)		(0.14)		(0.06)
Net Realized Gain	—		(0.66)		(0.42)		(0.33)		—
Total Distributions	—		(0.82)		(0.58)		(0.47)		(0.06)
Net Asset Value, End of Period	$16.22		$14.22		$12.90		$11.50		$10.40
Total Return++	14.06	%#	16.98%		17.31%		15.12%		4.72	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$766		$573		$129		$115		$104
Ratio of Expenses to Average Net Assets (1)	1.99	%+*	1.93	%+^^	1.90	%+††	1.90	%+††	1.89	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	1.34	%+*	1.16	%+	1.43	%+††	1.34	%+††	1.96	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	14	%#	30%		33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.61	%*	2.86%		3.14	%††	3.68	%††	4.36	%+††*
Net Investment Income (Loss) to Average Net Assets	0.72	%*	0.23%		0.19	%††	(0.44	)%††	(0.51	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Select Global Infrastructure Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$14.26		$13.73
Income from Investment Operations:
Net Investment Income†	0.16		0.09
Net Realized and Unrealized Gain	1.92		1.20
Total from Investment Operations	2.08		1.29
Distributions from and/or in Excess of:
Net Investment Income	—		(0.25)
Net Realized Gain	—		(0.51)
Total Distributions	—		(0.76)
Net Asset Value, End of Period	$16.34		$14.26
Total Return++	14.59	%#	9.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10
Ratio of Expenses to Average Net Assets (1)	1.07	%+*	1.07	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	2.14	%+*	2.13	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01	%*
Portfolio Turnover Rate	14	%#	30	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	17.26	%*	7.27	%*
Net Investment Loss to Average Net Assets	(14.05	)%*	(4.07	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.08% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Select Global Infrastructure Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$2,614	$—	$—	$2,614
Communications	6,427	—	—	6,427
Diversified	2,565	—	—	2,565
Oil & Gas Storage & Transportation	20,960	—	—	20,960
Ports	600	—	—	600
Toll Roads	3,407	—	—	3,407
Transmission & Distribution	6,951	—	—	6,951
Water	3,594	—	—	3,594
Total Common Stocks	47,118	—	—	47,118
Short-Term Investments
Investment Company	8,523	—	—	8,523
Repurchase Agreements	—	1,431	—	1,431
Total Short-Term Investments	8,523	1,431	—	9,954
Total Assets	$55,641	$1,431	$—	$57,072

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$7,677	(a)	$—	$(7,677	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $8,032,000, of which approximately $7,555,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2014 there was uninvested cash of approximately $477,000, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premi-

ums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the Portfolio's average net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.00% for Class L shares and 1.08% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $98,000 of advisory fees were waived and approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $18,103,000 and $4,988,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$5,964	$18,407	$15,848	$—	@	$8,523

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$573	$1,276	$332	$537

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Undistributed Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
$77	$(77)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$438

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $9,122,000 and the aggregate gross unrealized depreciation is approximately $69,000 resulting in net unrealized appreciation of approximately $9,053,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1	$—

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 16% and 56%, for Class I and Class A shares, respectively.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

25

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGISAN
977656 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	15
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Advantage Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,057.40	$1,018.65	$6.33	$6.21	1.24%
International Advantage Portfolio Class A	1,000.00	1,055.70	1,016.91	8.10	7.95	1.59
International Advantage Portfolio Class L	1,000.00	1,052.60	1,014.43	10.64	10.44	2.09

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the three-year period and the period since the end of December 2010, the month of the Portfolio's inception, but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (89.1%)
Australia (1.4%)
Aurizon Holding Ltd.	13,868	$65
Belgium (4.4%)
Anheuser-Busch InBev N.V.	1,734	199
Brazil (2.9%)
CETIP SA — Mercados Organizados	9,262	132
Canada (5.6%)
Brookfield Asset Management, Inc., Class A	3,018	133
Brookfield Infrastructure Partners LP	2,961	123
		256
China (6.8%)
JD.com, Inc. ADR (a)	1,913	54
New Oriental Education & Technology Group, Inc. ADR	3,716	99
TAL Education Group ADR (a)	5,741	158
		311
Denmark (5.2%)
DSV A/S	7,368	240
France (11.2%)
Christian Dior SA	733	146
Danone SA	1,683	125
Edenred	1,761	53
Hermes International	168	62
Pernod Ricard SA	1,040	125
		511
Germany (2.4%)
Adidas AG	1,078	109
Indonesia (0.6%)
Hero Supermarket Tbk PT (a)	124,800	29
Italy (1.5%)
Prada SpA (b)	9,600	68
Japan (2.8%)
Calbee, Inc.	4,600	127
Korea, Republic of (5.8%)
Hotel Shilla Co., Ltd.	1,561	141
NAVER Corp.	150	124
		265
Norway (1.2%)
Telenor ASA	2,502	57
Singapore (1.8%)
Mandarin Oriental International Ltd.	44,000	84
South Africa (2.9%)
Naspers Ltd., Class N	1,111	131
Switzerland (7.8%)
Kuehne & Nagel International AG (Registered)	1,089	145
Nestle SA (Registered)	2,735	212
		357
	Shares	Value (000)
United Kingdom (18.0%)
British American Tobacco PLC	1,084	$65
Burberry Group PLC	7,562	192
Diageo PLC	4,232	135
Imperial Tobacco Group PLC	1,549	70
Intertek Group PLC	2,813	132
Reckitt Benckiser Group PLC	1,730	151
Tesco PLC	16,420	80
		825
United States (6.8%)
Cognizant Technology Solutions Corp., Class A (a)	2,402	118
Luxoft Holding, Inc. (a)	5,416	195
		313
Total Common Stocks (Cost $3,389)		4,079
Participation Notes (5.6%)
China (5.6%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 8/18/14	4,620	106
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21	6,468	148
Total Participation Notes (Cost $268)		254
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	32,374	—	@
USD/CNY December 2014 @ CNY 6.50	396,018	—	@
USD/CNY December 2014 @ CNY 6.50	464,184	—	@
USD/CNY June 2015 @ CNY 6.62	814,662	1
Total Call Options Purchased (Cost $5)		1
	Shares
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $157)	156,894	157
Total Investments (98.1%) (Cost $3,819)		4,491
Other Assets in Excess of Liabilities (1.9%)		87
Net Assets (100.0%)		$4,578

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

International Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.5%
Beverages	15.9
Textiles, Apparel & Luxury Goods	12.8
Food Products	10.3
Information Technology Services	7.0
Road & Rail	6.8
Diversified Consumer Services	5.7
Hotels, Restaurants & Leisure	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Advantage Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,662)	$4,334
Investment in Security of Affiliated Issuer, at Value (Cost $157)	157
Total Investments in Securities, at Value (Cost $3,819)	4,491
Foreign Currency, at Value (Cost $—@)	—	@
Cash	5
Receivable for Portfolio Shares Sold	44
Due from Adviser	31
Dividends Receivable	8
Tax Reclaim Receivable	5
Receivable from Affiliate	—	@
Other Assets	18
Total Assets	4,602
Liabilities:
Payable for Professional Fees	13
Payable for Custodian Fees	2
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	9
Total Liabilities	24
Net Assets	$4,578
Net Assets Consist Of:
Paid-in-Capital	$3,792
Accumulated Undistributed Net Investment Income	34
Accumulated Net Realized Gain	80
Unrealized Appreciation (Depreciation) on:
Investments	672
Foreign Currency Translations	—	@
Net Assets	$4,578
CLASS I:
Net Assets	$3,664
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	280,273
Net Asset Value, Offering and Redemption Price Per Share	$13.07
CLASS A:
Net Assets	$778
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	59,527
Net Asset Value, Redemption Price Per Share	$13.07
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.72
Maximum Offering Price Per Share	$13.79
CLASS L:
Net Assets	$136
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,472
Net Asset Value, Offering and Redemption Price Per Share	$13.01

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Advantage Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$56
Dividends from Security of Affiliated Issuer (Note G)	—	@
Income from Securities Loaned — Net	—	@
Total Investment Income	56
Expenses:
Professional Fees	46
Registration Fees	18
Advisory Fees (Note B)	17
Custodian Fees (Note F)	8
Shareholder Reporting Fees	8
Pricing Fees	3
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Administration Fees (Note C)	2
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Sub Transfer Agency Fees — Class I	—	@
Other Expenses	5
Total Expenses	112
Expenses Reimbursed by Adviser (Note B)	(66)
Waiver of Advisory Fees (Note B)	(17)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	26
Net Investment Income	30
Realized Gain (Loss):
Investments Sold	4
Foreign Currency Transactions	(—	@)
Net Realized Gain	4
Change in Unrealized Appreciation (Depreciation):
Investments	204
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	204
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	208
Net Increase in Net Assets Resulting from Operations	$238

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Advantage Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$30	$27
Net Realized Gain	4	214
Net Change in Unrealized Appreciation (Depreciation)	204	118
Net Increase in Net Assets Resulting from Operations	238	359
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(26)
Net Realized Gain	—	(117)
Class A:
Net Investment Income	—	(1)
Net Realized Gain	—	(11)
Class H*:
Net Investment Income	—	(—	@)**
Net Realized Gain	—	(—	@)**
Class L:
Net Investment Income	—	(—	@)
Net Realized Gain	—	(6)
Total Distributions	—	(161)
Capital Share Transactions:(1)
Class I:
Subscribed	1,017	1,363
Distributions Reinvested	—	80
Redeemed	(184)	(388)
Class A:
Subscribed	502	—
Conversion from Class H	—	119
Redeemed	(9)	(—	@)
Class H*:
Subscribed	—	—	@**
Distributions Reinvested	—	—	@**
Conversion to Class A	—	(119	)**
Redeemed	—	(831	)**
Class L:
Subscribed	6	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,332	224
Redemption Fees	— @	—
Total Increase in Net Assets	1,570	422
Net Assets:
Beginning of Period	3,008	2,586
End of Period (Including Accumulated Undistributed Net Investment Income of $34 and $4)	$4,578	$3,008

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	82	115
Shares Issued on Distributions Reinvested	—	7
Shares Redeemed	(15)	(31)
Net Increase in Class I Shares Outstanding	67	91
Class A:
Shares Subscribed	41	—
Conversion from Class H	—	10
Shares Redeemed	(1)	(—	@@)
Net Increase in Class A Shares Outstanding	40	10
Class H*:
Shares Subscribed	—	—	@@**
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(10	)**
Shares Redeemed	—	(70	)**
Net Decrease in Class H Shares Outstanding	—	(80)
Class L:
Shares Subscribed	— @@	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Advantage Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.36		$11.60	$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.10		0.13	0.12		0.12		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.61		1.32	1.93		(0.26)		(0.01)
Total from Investment Operations	0.71		1.45	2.05		(0.14)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.12)	(0.10)		(0.11)		—
Net Realized Gain	—		(0.57)	—		(0.09)		—
Total Distributions	—		(0.69)	(0.10)		(0.20)		—
Redemption Fees	0.00	‡	—	—		—		—
Net Asset Value, End of Period	$13.07		$12.36	$11.60		$9.65		$9.99
Total Return++	5.74	%#	12.72%	21.27%		(1.31)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,664		$2,637	$1,421		$1,255		$1,198
Ratio of Expenses to Average Net Assets (1)	1.24	%+††*	1.24%+	1.24	%+††	1.24	%+††	1.25	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.67	%+††*	1.04%+	1.08	%+††	1.17	%+††	(1.09	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.00%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	2	%#	49%	40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.66	%††*	6.30%	8.89	%††	7.08	%+††	176.40	%††*
Net Investment Loss to Average Net Assets	(2.75	)%††*	(4.02)%	(6.57	)%††	(4.67	)%+††	(176.24	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Advantage Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.38		$11.60		$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.08		0.04		0.09		0.09		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.61		1.38		1.94		(0.25)		(0.01)
Total from Investment Operations	0.69		1.42		2.03		(0.16)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)		(0.08)		(0.09)		—
Net Realized Gain	—		(0.57)		—		(0.09)		—
Total Distributions	—		(0.64)		(0.08)		(0.18)		—
Redemption Fees	0.00	‡	—		—		—		—
Net Asset Value, End of Period	$13.07		$12.38		$11.60		$9.65		$9.99
Total Return++	5.57	%#	12.43%		20.99%		(1.57)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$778		$248		$116		$96		$100
Ratio of Expenses to Average Net Assets (1)	1.59	%+††*	1.55	%+^^	1.49	%+††	1.49	%+††	1.50	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.32	%+††*	0.29	%+	0.83	%+††	0.92	%+††	(1.34	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.00	%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	2	%#	49%		40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.21	%††*	6.89%		9.14	%††	7.33	%+††	176.65	%††*
Net Investment Loss to Average Net Assets	(3.30	)%††*	(5.05)%		(6.82	)%††	(4.92	)%+††	(176.49	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Advantage Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.36		$11.60		$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05		0.02		0.04		0.04		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.60		1.34		1.93		(0.25)		(0.01)
Total from Investment Operations	0.65		1.36		1.97		(0.21)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		(0.02)		(0.04)		—
Net Realized Gain	—		(0.57)		—		(0.09)		—
Total Distributions	—		(0.60)		(0.02)		(0.13)		—
Redemption Fees	0.00	‡	—		—		—		—
Net Asset Value, End of Period	$13.01		$12.36		$11.60		$9.65		$9.99
Total Return++	5.26	%#	11.88%		20.43%		(2.09)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$136		$123		$116		$97		$100
Ratio of Expenses to Average Net Assets (1)	2.09	%+††*	2.03	%+^^	1.99	%+††	1.99	%+††	2.00	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.82	%+††*	0.18	%+	0.33	%+††	0.42	%+††	(1.84	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	0.00	%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	2	%#	49%		40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.96	%††*	7.43%		9.64	%††	7.83	%+††	177.15	%††*
Net Investment Loss to Average Net Assets	(5.05	)%††*	(5.22)%		(7.32	)%††	(5.42	)%+††	(176.99	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve the investment objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments,

interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$459	$—	$—	$459
Capital Markets	132	—	—	132
Commercial Services & Supplies	53	—	—	53
Diversified Consumer Services	257	—	—	257
Diversified Telecommunication Services	57	—	—	57
Electric Utilities	123	—	—	123
Food & Staples Retailing	109	—	—	109
Food Products	464	—	—	464
Hotels, Restaurants & Leisure	225	—	—	225
Household Products	151	—	—	151
Information Technology Services	313	—	—	313
Internet & Catalog Retail	54	—	—	54
Internet Software & Services	124	—	—	124
Marine	145	—	—	145
Media	131	—	—	131
Professional Services	132	—	—	132

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$133	$—	$—	$133
Road & Rail	305	—	—	305
Textiles, Apparel & Luxury Goods	577	—	—	577
Tobacco	135	—	—	135
Total Common Stocks	4,079	—	—	4,079
Participation Notes	—	254	—	254
Call Options Purchased	—	1	—	1
Short-Term Investment
Investment Company	157	—	—	157
Total Assets	$4,236	$255	$—	$4,491

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes,

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$1	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(3	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Options Purchased	$1	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$1	$—	$—	$1

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	1,028,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At June 30, 2014, the Portfolio did not have any outstanding securities on loan.

6.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares and 2.10% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $17,000 of advisory fees were waived and approximately $69,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,299,000 and $57,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$59	$1,514	$1,416	$—	@	$157

@ Amount is less than $500.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$38	$123	$20	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on partnerships sold, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
$(1)	$1	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$18	$73

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $747,000 and the aggregate gross unrealized depreciation is approximately $75,000 resulting in net unrealized appreciation of approximately $672,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 43% for Class A shares.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

26

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIASAN
977304 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	13
U.S. Privacy Policy	19
Director and Officer Information	22

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Insight Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$1,037.30	$1,018.10	$6.82	$6.76	1.35%
Global Insight Portfolio Class A	1,000.00	1,035.70	1,016.36	8.58	8.50	1.70
Global Insight Portfolio Class L	1,000.00	1,032.90	1,013.88	11.09	10.99	2.20

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period and the period since the end of December 2011, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Australia (3.6%)
DuluxGroup Ltd.	12,019	$64
Brazil (6.7%)
Cremer SA	4,284	32
JHSF Participacoes SA	27,643	48
Tegma Gestao Logistica	2,182	21
Vale SA (Preference)	1,674	20
		121
Canada (3.1%)
Big Rock Brewery, Inc.	1,108	18
Second Cup Ltd. (The)	9,262	37
		55
France (15.3%)
Accor SA	668	35
Christian Dior SA	526	105
Eurazeo SA	1,231	102
Societe BIC SA	251	34
		276
Germany (2.1%)
ThyssenKrupp AG (a)	1,294	38
Greece (1.1%)
Titan Cement Co., SA (Preference)	1,462	20
Ireland (1.3%)
Mincon Group PLC (a)	17,505	23
Italy (5.8%)
Davide Campari-Milano SpA	4,319	38
Tamburi Investment Partners SpA	19,400	66
		104
Japan (2.3%)
MISUMI Group, Inc.	1,500	41
Netherlands (3.9%)
Delta Lloyd N.V.	33	1
Koninklijke Philips N.V.	2,218	70
		71
Nigeria (2.3%)
Guinness Nigeria PLC	33,319	41
Singapore (4.6%)
Mandarin Oriental International Ltd.	43,000	82
Spain (1.7%)
Baron de Ley (a)	303	30
Sweden (1.8%)
Byggmax Group AB	3,996	33
Switzerland (5.5%)
Nestle SA (Registered)	1,273	99
United Kingdom (3.1%)
Daily Mail & General Trust PLC	3,901	56
	Shares	Value (000)
United States (32.4%)
Dresser-Rand Group, Inc. (a)	582	$37
Intuitive Surgical, Inc. (a)	262	108
Mosaic Co. (The)	657	33
Motorola Solutions, Inc.	1,018	68
News Corp., Class A (a)	1,745	31
PetSmart, Inc.	1,470	88
Progressive Corp. (The)	2,848	72
Rayonier Advanced Materials (a)	247	10
Rayonier, Inc. REIT	740	26
Roundy's, Inc.	6,610	36
Zoetis, Inc.	2,302	74
		583
Total Common Stocks (Cost $1,515)		1,737
Participation Note (1.4%)
China (1.4%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (Cost $28)	1,100	25
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $9)	8,600	9
Total Investments (98.5%) (Cost $1,552)		1,771
Other Assets in Excess of Liabilities (1.5%)		27
Net Assets (100.0%)		$1,798

(a)  Non-income producing security.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	44.7%
Hotels, Restaurants & Leisure	8.7
Beverages	8.6
Health Care Equipment & Supplies	7.9
Specialty Retail	6.8
Chemicals	6.0
Textiles, Apparel & Luxury Goods	5.9
Diversified Financial Services	5.8
Food Products	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Insight Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,543)	$1,762
Investment in Security of Affiliated Issuer, at Value (Cost $9)	9
Total Investments in Securities, at Value (Cost $1,552)	1,771
Due from Adviser	35
Dividends Receivable	2
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	14
Total Assets	1,823
Liabilities:
Payable for Professional Fees	13
Payable for Custodian Fees	9
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Bank Overdraft	—	@
Payable for Administration Fees	—	@
Other Liabilities	3
Total Liabilities	25
Net Assets	$1,798
Net Assets Consist Of:
Paid-in-Capital	$1,418
Accumulated Net Investment Loss	(19)
Accumulated Net Realized Gain	180
Unrealized Appreciation (Depreciation) on:
Investments	219
Foreign Currency Translations	—	@
Net Assets	$1,798
CLASS I:
Net Assets	$1,584
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	113,808
Net Asset Value, Offering and Redemption Price Per Share	$13.92
CLASS A:
Net Assets	$200
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	14,381
Net Asset Value, Redemption Price Per Share	$13.93
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.77
Maximum Offering Price Per Share	$14.70
CLASS L:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$13.83

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Insight Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$27
Interest from Securities of Unaffiliated Issuers	1
Dividends from Security of Affiliated Issuer (Note G)	—	@
Income from Securities Loaned — Net	—	@
Total Investment Income	28
Expenses:
Professional Fees	42
Registration Fees	18
Custodian Fees (Note F)	10
Advisory Fees (Note B)	8
Shareholder Reporting Fees	7
Pricing Fees	3
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Administration Fees (Note C)	1
Directors' Fees and Expenses	1
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Sub Transfer Agency Fees	—	@
Other Expenses	4
Total Expenses	97
Expenses Reimbursed by Adviser (Note B)	(75)
Waiver of Advisory Fees (Note B)	(8)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	11
Net Investment Income	17
Realized Gain:
Investments Sold	116
Foreign Currency Transactions	—	@
Net Realized Gain	116
Change in Unrealized Appreciation (Depreciation):
Investments	(69)
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	(69)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	47
Net Increase in Net Assets Resulting from Operations	$64

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Insight Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$17	$23
Net Realized Gain	116	240
Net Change in Unrealized Appreciation (Depreciation)	(69)	110
Net Increase in Net Assets Resulting from Operations	64	373
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(40)
Net Realized Gain	—	(156)
Class A:
Net Investment Income	—	(4)
Net Realized Gain	—	(21)
Class L:
Net Investment Income	—	(— @)
Net Realized Gain	—	(2)
Total Distributions	—	(223)
Capital Share Transactions:(1)
Class I:
Subscribed	149	1,100
Distributions Reinvested	—	194
Redeemed	(19)	—
Class A:
Subscribed	5	9
Distributions Reinvested	—	23
Redeemed	—	(1,052)
Net Increase in Net Assets Resulting from Capital Share Transactions	135	274
Total Increase in Net Assets	199	424
Net Assets:
Beginning of Period	1,599	1,175
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(19) and $(36))	$1,798	$1,599
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11	88
Shares Issued on Distributions Reinvested	—	15
Shares Redeemed	(1)	—
Net Increase in Class I Shares Outstanding	10	103
Class A:
Shares Subscribed	1	1
Shares Issued on Distributions Reinvested	—	2
Shares Redeemed	—	(85)
Net Decrease in Class A Shares Outstanding	1	(82)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Insight Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,			Period from December 28, 2011^ to
Selected Per Share Data and Ratios	(unaudited)		2013	2012		December 31, 2011
Net Asset Value, Beginning of Period	$13.42		$11.99	$10.07		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13		0.30	0.31		(0.00	)‡
Net Realized and Unrealized Gain	0.37		3.32	2.53		0.07
Total from Investment Operations	0.50		3.62	2.84		0.07
Distributions from and/or in Excess of:
Net Investment Income	—		(0.45)	(0.49)		—
Net Realized Gain	—		(1.74)	(0.43)		—
Total Distributions	—		(2.19)	(0.92)		—
Net Asset Value, End of Period	$13.92		$13.42	$11.99		$10.07
Total Return++	3.73	%#	30.89%	28.31%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,584		$1,397	$12		$10
Ratio of Expenses to Average Net Assets (1)	1.35	%+††*	1.35%+	1.35	%+††	1.35	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.86	%+††*	2.17%+	2.74	%+††	(1.27	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§††*	0.00%§	0.00	%§††	N/A
Portfolio Turnover Rate	32	%#	59%	41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	11.29	%††*	14.22%	16.10	%††	381.10	%††*
Net Investment Loss to Average Net Assets	(8.08	)%††*	(10.70)%	(12.01	)%††	(381.02	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Insight Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$13.45		$11.99		$10.07		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.10		0.01		0.28		(0.00	)‡
Net Realized and Unrealized Gain	0.38		3.56		2.53		0.07
Total from Investment Operations	0.48		3.57		2.81		0.07
Distributions from and/or in Excess of:
Net Investment Income	—		(0.37)		(0.46)		—
Net Realized Gain	—		(1.74)		(0.43)		—
Total Distributions	—		(2.11)		(0.89)		—
Net Asset Value, End of Period	$13.93		$13.45		$11.99		$10.07
Total Return++	3.57	%#	30.52%		28.04%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$200		$189		$1,151		$816
Ratio of Expenses to Average Net Assets (1)	1.70	%+††*	1.60	%+^^	1.60	%+††	1.60	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.51	%+††*	0.07	%+	2.49	%+††	(1.52	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§††*	0.01%		0.00	%§††	N/A
Portfolio Turnover Rate	32	%#	59%		41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.09	%††*	13.62%		16.35	%††	381.35	%††*
Net Investment Loss to Average Net Assets	(8.88	)%††*	(11.95)%		(12.26	)%††	(381.27	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Insight Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$13.39		$11.98		$10.07		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.07		0.12		0.23		(0.00	)‡
Net Realized and Unrealized Gain	0.37		3.37		2.51		0.07
Total from Investment Operations	0.44		3.49		2.74		0.07
Distributions from and/or in Excess of:
Net Investment Income	—		(0.34)		(0.40)		—
Net Realized Gain	—		(1.74)		(0.43)		—
Total Distributions	—		(2.08)		(0.83)		—
Net Asset Value, End of Period	$13.83		$13.39		$11.98		$10.07
Total Return++	3.29	%#	29.82%		27.36%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$13		$12		$10
Ratio of Expenses to Average Net Assets (1)	2.20	%+††*	2.13	%+^^	2.10	%+††	2.10	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.01	%+††*	0.93	%+	1.99	%+††	(2.01	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§††*	0.00	%§	0.00	%§††	N/A
Portfolio Turnover Rate	32	%#	59%		41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	27.34	%††*	17.73%		16.85	%††	381.85	%††*
Net Investment Loss to Average Net Assets	(24.13	)%††*	(14.67)%		(12.76	)%††	(381.76	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical franchise companies located throughout the world with market capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of brokerdealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$127	$—	$—	$127
Capital Markets	66	—	—	66
Chemicals	107	—	—	107
Commercial Services & Supplies	34	—	—	34
Communications Equipment	68	—	—	68
Construction Materials	20	—	—	20
Diversified Financial Services	102	—	—	102
Energy Equipment & Services	37	—	—	37
Food & Staples Retailing	36	—	—	36
Food Products	99	—	—	99
Health Care Equipment & Supplies	140	—	—	140
Hotels, Restaurants & Leisure	154	—	—	154
Industrial Conglomerates	70	—	—	70
Insurance	73	—	—	73
Machinery	23	—	—	23
Media	87	—	—	87
Metals & Mining	58	—	—	58
Pharmaceuticals	74	—	—	74

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Investment Trusts (REITs)	$26	$—	$—	$26
Real Estate Management & Development	48	—	—	48
Road & Rail	21	—	—	21
Specialty Retail	121	—	—	121
Textiles, Apparel & Luxury Goods	105	—	—	105
Trading Companies & Distributors	41	—	—	41
Total Common Stocks	1,737	—	—	1,737
Participation Note	—	25	—	25
Short-Term Investment
Investment Company	9	—	—	9
Total Assets	$1,746	$25	$—	$1,771

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At June 30, 2014, the Portfolio did not have any outstanding securities on loan.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
1.00%	0.95%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares and 2.20% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $8,000 of advisory fees were waived and approximately $78,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $700,000 and $534,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$11	$439	$441	$—	@	$9

@  Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$91	$132	$82	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(1)	$1	$	(—	@)

@  Amount is less than $500.

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$25	$43

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $314,000 and the aggregate gross unrealized depreciation is approximately $95,000 resulting in net unrealized appreciation of approximately $219,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 11% and 87% for Class I and Class A shares, respectively.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

22

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGISAN
977906 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Real Estate Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$1,063.50	$1,019.84	$5.12	$5.01	1.00%
International Real Estate Portfolio Class A	1,000.00	1,062.10	1,018.10	6.90	6.76	1.35
International Real Estate Portfolio Class H	1,000.00	1,062.20	1,018.10	6.90	6.76	1.35
International Real Estate Portfolio Class L	1,000.00	1,059.40	1,015.62	9.45	9.25	1.85
International Real Estate Portfolio Class IS	1,000.00	1,064.00	1,019.98	4.96	4.86	0.97

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.
3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Australia (11.3%)
Dexus Property Group REIT	772,786	$809
Federation Centres Ltd. REIT	341,098	801
Goodman Group REIT	417,013	1,986
GPT Group REIT	288,758	1,046
Mirvac Group REIT	868,041	1,461
Scentre Group REIT (a)	1,316,136	3,971
Stockland REIT	429,968	1,573
Westfield Corp. REIT	492,217	3,318
		14,965
Austria (0.4%)
Atrium European Real Estate Ltd. (a)	77,111	461
BUWOG AG (a)	5,362	104
		565
Belgium (0.2%)
Cofinimmo REIT	2,201	274
China (1.6%)
China Overseas Grand Oceans Group Ltd. (b)	174,000	108
China Overseas Land & Investment Ltd. (b)	178,000	432
China Resources Land Ltd. (b)	849,000	1,553
		2,093
Finland (0.6%)
Citycon Oyj	39,903	146
Sponda Oyj	113,079	604
		750
France (6.4%)
Altarea REIT	621	119
Fonciere Des Regions REIT	6,730	730
Gecina SA REIT	3,452	503
ICADE REIT	7,008	751
Klepierre REIT	16,166	824
Mercialys SA REIT	7,956	185
Unibail-Rodamco SE REIT	18,400	5,353
		8,465
Germany (3.2%)
Alstria Office AG REIT (a)	19,063	253
Deutsche Annington Immobilien SE	23,118	680
Deutsche Euroshop AG	11,712	579
Deutsche Wohnen AG	43,131	930
GAGFAH SA (a)	10,259	187
LEG Immobilien AG (a)	19,527	1,315
Prime Office AG REIT (a)	56,880	265
		4,209
Hong Kong (21.7%)
Champion REIT	46,000	21
Hang Lung Properties Ltd.	220,000	678
Henderson Land Development Co., Ltd.	154,298	903
Hongkong Land Holdings Ltd.	648,000	4,322
Hysan Development Co., Ltd.	518,836	2,430
Kerry Properties Ltd.	160,771	562
	Shares	Value (000)
Link REIT (The)	526,895	$2,835
New World Development Co., Ltd.	1,723,900	1,962
Sino Land Co., Ltd.	348,945	574
Sun Hung Kai Properties Ltd.	699,481	9,594
Swire Properties Ltd.	529,900	1,549
Wharf Holdings Ltd.	465,117	3,349
		28,779
Italy (0.3%)
Beni Stabili SpA REIT	430,777	395
Japan (28.9%)
Activia Properties, Inc. REIT	83	730
Advance Residence Investment Corp. REIT	62	157
Daiwa House Investment Corp. REIT	30	133
GLP J REIT	217	243
Hulic Co., Ltd.	86,500	1,140
Industrial & Infrastructure Fund Investment Corp. REIT	15	134
Japan Real Estate Investment Corp. REIT	382	2,225
Japan Retail Fund Investment Corp. REIT	439	987
Kenedix Office Investment Corp. REIT	13	71
Mitsubishi Estate Co., Ltd.	389,000	9,604
Mitsui Fudosan Co., Ltd.	300,000	10,116
Nippon Building Fund, Inc. REIT	444	2,595
Nippon Prologis, Inc. REIT	270	629
Nomura Real Estate Holdings, Inc.	12,200	231
NTT Urban Development Corp.	15,300	172
Orix, Inc. J-REIT	511	716
Sumitomo Realty & Development Co., Ltd.	154,000	6,608
Tokyo Tatemono Co., Ltd.	117,000	1,082
United Urban Investment Corp. REIT	426	687
		38,260
Malta (0.0%)
BGP Holdings PLC (a)(c)(d)	4,769,371	—
Netherlands (1.6%)
Corio N.V. REIT	15,398	787
Eurocommercial Properties N.V. CVA REIT	14,457	713
Vastned Retail N.V. REIT	2,420	123
Wereldhave N.V. REIT	5,288	492
		2,115
Norway (0.3%)
Norwegian Property ASA (a)	342,912	422
Singapore (4.8%)
Ascendas Real Estate Investment Trust REIT	212,000	391
CapitaCommercial Trust REIT	132,000	180
CapitaLand Ltd.	720,000	1,848
CapitaMall Trust REIT	412,000	652
City Developments Ltd.	72,000	591
Global Logistic Properties Ltd.	546,000	1,182
Keppel REIT Management Ltd	99,000	102
SPH REIT	488,000	401
UOL Group Ltd.	195,948	1,025
		6,372

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Spain (0.2%)
Hispania Activos Inmobiliarios SAU (a)	15,700	$217
Sweden (1.5%)
Atrium Ljungberg AB, Class B	29,015	473
Castellum AB	14,331	254
Fabege AB	13,797	195
Hufvudstaden AB, Class A	72,468	1,018
		1,940
Switzerland (1.7%)
Mobimo Holding AG (Registered) (a)	734	156
PSP Swiss Property AG (Registered) (a)	16,755	1,578
Swiss Prime Site AG (Registered) (a)	6,738	558
		2,292
United Kingdom (13.7%)
British Land Co., PLC REIT	287,356	3,455
Capital & Counties Properties PLC	93,276	520
Capital & Regional PLC	527,991	416
Derwent London PLC REIT	24,727	1,134
Grainger PLC	125,446	451
Great Portland Estates PLC REIT	94,546	1,042
Hammerson PLC REIT	232,363	2,306
Intu Properties PLC REIT	175,147	934
Land Securities Group PLC REIT	208,374	3,694
LXB Retail Properties PLC (a)	444,872	952
Quintain Estates & Development PLC (a)	369,736	560
Safestore Holdings PLC REIT	186,103	694
Segro PLC REIT	71,110	420
Shaftesbury PLC REIT	41,225	463
ST Modwen Properties PLC	58,162	357
Unite Group PLC	61,244	413
Urban & Civic PLC (a)	73,845	305
		18,116
Total Common Stocks (Cost $149,315)		130,229
	No. of Rights
Rights (0.0%)
Finland (0.0%)
Citycon Oyj (a)	10,695	1
United Kingdom (0.0%)
Capital & Regional PLC (a)	423,993	—
Total Rights (Cost $—)		1
	No. of Warrants
Warrants (0.1%)
Hong Kong (0.1%)
Sun Hung Kai Properties Ltd. (a) (Cost $—)	58,975	77
	Shares	Value (000)
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,427)	1,427,232	$1,427
Total Investments (99.6%) (Cost $150,742)		131,734
Other Assets in Excess of Liabilities (0.4%)		574
Net Assets (100.0%)		$132,308

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At June 30, 2014, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at June 30, 2014.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	56.9%
Retail	21.1
Office	12.2
Other*	9.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Real Estate Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $149,315)	$130,307
Investment in Security of Affiliated Issuer, at Value (Cost $1,427)	1,427
Total Investments in Securities, at Value (Cost $150,742)	131,734
Foreign Currency, at Value (Cost $242)	244
Dividends Receivable	679
Receivable for Portfolio Shares Sold	197
Receivable for Investments Sold	141
Tax Reclaim Receivable	25
Receivable from Affiliate	—	@
Other Assets	25
Total Assets	133,045
Liabilities:
Payable for Advisory Fees	207
Payable for Portfolio Shares Redeemed	202
Payable for Investments Purchased	198
Payable for Professional Fees	36
Payable for Custodian Fees	29
Payable for Sub Transfer Agency Fees — Class I	13
Payable for Sub Transfer Agency Fees — Class A	3
Payable for Administration Fees	9
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Directors' Fees and Expenses	1
Payable for Shareholder Services Fees — Class A	1
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	38
Total Liabilities	737
Net Assets	$132,308
Net Assets Consist Of:
Paid-in-Capital	$736,957
Accumulated Undistributed Net Investment Income	1,800
Accumulated Net Realized Loss	(587,446)
Unrealized Appreciation (Depreciation) on:
Investments	(19,008)
Foreign Currency Translations	5
Net Assets	$132,308

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$128,788
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,056,565
Net Asset Value, Offering and Redemption Price Per Share	$21.26
CLASS A:
Net Assets	$3,301
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	155,562
Net Asset Value, Redemption Price Per Share	$21.22
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.18
Maximum Offering Price Per Share	$22.40
CLASS H:
Net Assets	$118
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,583
Net Asset Value, Redemption Price Per Share	$21.19
Maximum Sales Load	4.75%
Maximum Sales Charge	$1.06
Maximum Offering Price Per Share	$22.25
CLASS L:
Net Assets	$90
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	4,267
Net Asset Value, Offering and Redemption Price Per Share	$21.04
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	501
Net Asset Value, Offering and Redemption Price Per Share	$21.27

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Real Estate Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $247 of Foreign Taxes Withheld)	$2,547
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	2,547
Expenses:
Advisory Fees (Note B)	514
Custodian Fees (Note F)	70
Professional Fees	63
Administration Fees (Note C)	51
Shareholder Reporting Fees	33
Registration Fees	31
Sub Transfer Agency Fees	2
Sub Transfer Agency Fees — Class I	26
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class H	— @
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class H (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	5
Shareholder Services Fees — Class A (Note D)	4
Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Directors' Fees and Expenses	2
Other Expenses	8
Total Expenses	818
Waiver of Advisory Fees (Note B)	(144)
Reimbursement of Class Specific Expenses — Class I (Note B)	(20)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class H (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	648
Net Investment Income	1,899
Realized Loss:
Investments Sold	(10,914)
Foreign Currency Transactions	(3)
Net Realized Loss	(10,917)
Change in Unrealized Appreciation (Depreciation):
Investments	16,874
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	16,876
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	5,959
Net Increase in Net Assets Resulting from Operations	$7,858

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Real Estate Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,899	$2,694
Net Realized Loss	(10,917)	(15,802)
Net Change in Unrealized Appreciation (Depreciation)	16,876	20,478
Net Increase in Net Assets Resulting from Operations	7,858	7,370
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(7,544)
Class A:
Net Investment Income	—	(208)
Class H:
Net Investment Income	—	(6)
Class L:
Net Investment Income	—	(1)
Class IS:
Net Investment Income	—	(— @)
Total Distributions	—	(7,759)
Capital Share Transactions:(1)
Class I:
Subscribed	9,742	28,835
Distributions Reinvested	—	3,974
Redeemed	(18,628)	(40,869)
Class A:
Subscribed	267	1,626
Distributions Reinvested	—	184
Redeemed	(492)	(2,856)
Class H:
Subscribed	—	97
Distributions Reinvested	—	6
Redeemed	—	(1)
Class L:
Subscribed	12	62
Distributions Reinvested	—	1
Class IS:
Subscribed	—	10 *
Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,099)	(8,931)
Redemption Fees	1	22
Total Decrease in Net Assets	(1,240)	(9,298)
Net Assets:
Beginning of Period	133,548	142,846
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $1,800 and $(99))	$132,308	$133,548

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	483	1,416
Shares Issued on Distributions Reinvested	—	206
Shares Redeemed	(930)	(1,982)
Net Decrease in Class I Shares Outstanding	(449)	(360)
Class A:
Shares Subscribed	14	78
Shares Issued on Distributions Reinvested	—	10
Shares Redeemed	(25)	(141)
Net Decrease in Class A Shares Outstanding	(11)	(53)
Class H:
Shares Subscribed	—	5
Shares Issued on Distributions Reinvested	—	—	@@
Shares Redeemed	—	—	@@
Net Increase in Class H Shares Outstanding	—	5
Class L:
Shares Subscribed	1	3
Shares Issued on Distributions Reinvested	—	—	@@
Net Increase in Class L Shares Outstanding	1	3
Class IS:
Shares Subscribed	—	1	*

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Real Estate Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$19.99		$20.16		$14.66	$18.85		$17.80		$12.59
Income (Loss) from Investment Operations:
Net Investment Income†	0.29		0.41		0.44	0.39		0.69		0.44
Net Realized and Unrealized Gain (Loss)	0.98		0.65		5.89	(4.04)		0.98		5.40
Total from Investment Operations	1.27		1.06		6.33	(3.65)		1.67		5.84
Distributions from and/or in Excess of:
Net Investment Income	—		(1.23)		(0.83)	(0.54)		(0.62)		(0.63)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$21.26		$19.99		$20.16	$14.66		$18.85		$17.80
Total Return++	6.35	%#	5.56%		44.05%	(19.92)%		9.51%		46.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128,788		$130,023		$138,390	$207,695		$397,514		$463,649
Ratio of Expenses to Average Net Assets (1)	1.00	%+*	1.00	%+	1.00%+	1.00	%+††	0.98	%+††	0.93	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A	N/A		0.98	%+††	0.93	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.97	%+*	2.00	%+	2.54%+	2.17	%+††	3.97	%+††	3.04	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	18	%#	40%		31%	18%		64%		56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26	%*	1.23	%+	1.12%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	2.71	%*	1.76	%+	2.42%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Real Estate Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$19.98		$20.14		$14.65	$18.83		$17.77		$12.58
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.35		0.39	0.34		0.64		0.39
Net Realized and Unrealized Gain (Loss)	0.98		0.66		5.89	(4.04)		0.98		5.39
Total from Investment Operations	1.24		1.01		6.28	(3.70)		1.62		5.78
Distributions from and/or in Excess of:
Net Investment Income	—		(1.17)		(0.79)	(0.48)		(0.56)		(0.59)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$21.22		$19.98		$20.14	$14.65		$18.83		$17.77
Total Return++	6.21	%#	5.28%		43.71%	(20.16)%		9.26%		46.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,301		$3,331		$4,431	$3,400		$5,547		$8,429
Ratio of Expenses to Average Net Assets (1)	1.35	%+*	1.27	%+^	1.25%+	1.25	%+††	1.23	%+††	1.18	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A	N/A		1.23	%+††	1.18	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.61	%+*	1.72	%+	2.23%+	1.92	%+††	3.72	%+††	2.74	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	18	%#	40%		31%	18%		64%		56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.71	%*	1.53	%+	1.38%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	2.25	%*	1.47	%+	2.10%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Real Estate Portfolio

	Class H
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$19.95		$20.13		$17.31
Income from Investment Operations:
Net Investment Income†	0.26		0.37		0.22
Net Realized and Unrealized Gain	0.98		0.63		3.40
Total from Investment Operations	1.24		1.00		3.62
Distributions from and/or in Excess of:
Net Investment Income	—		(1.18)		(0.80)
Redemption Fees	0.00	‡	—		—
Net Asset Value, End of Period	$21.19		$19.95		$20.13
Total Return++	6.22	%#	5.27%		21.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$118		$111		$13
Ratio of Expenses to Average Net Assets (1)	1.35	%+*	1.28	%+^^	1.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.66	%+*	1.83	%+	1.85	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%§*
Portfolio Turnover Rate	18	%#	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.35	%*	1.92	%+	1.43	%*
Net Investment Income to Average Net Assets	0.66	%*	1.20	%+	1.67	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class H shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class H shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Real Estate Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$19.86		$20.13		$17.31
Income from Investment Operations:
Net Investment Income†	0.23		0.22		0.16
Net Realized and Unrealized Gain	0.95		0.68		3.40
Total from Investment Operations	1.18		0.90		3.56
Distributions from and/or in Excess of:
Net Investment Income	—		(1.17)		(0.74)
Redemption Fees	0.00	‡	—		—
Net Asset Value, End of Period	$21.04		$19.86		$20.13
Total Return++	5.94	%#	4.73%		21.28	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90		$73		$12
Ratio of Expenses to Average Net Assets (1)	1.85	%+*	1.81	%+^^	1.75	%*+
Ratio of Net Investment Income to Average Net Assets (1)	2.28	%+*	1.08	%+	1.37	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%§*
Portfolio Turnover Rate	18	%#	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.55	%*	3.44	%+	1.93	%*
Net Investment Income (Loss) to Average Net Assets	(0.42	)%*	(0.55	)%+	1.19	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$19.99		$19.97
Income from Investment Operations:
Net Investment Income†	0.30		0.11
Net Realized and Unrealized Gain	0.98		0.22
Total from Investment Operations	1.28		0.33
Distributions from and/or in Excess of:
Net Investment Income	—		(0.31)
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$21.27		$19.99
Total Return++	6.40	%#	1.68	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11		$10
Ratio of Expenses to Average Net Assets (1)	0.97	%+*	0.97	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	3.05	%+*	1.76	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§*
Portfolio Turnover Rate	18	%#	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	22.49	%*	6.46	%*
Net Investment Loss to Average Net Assets	(18.47	)%*	(3.73	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). The Portfolio offers five classes of shares — Class I, Class A, Class H, Class L and Class IS.

The Fund has suspended offering Class H shares of the Portfolio to all investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$74,952	$—		$—	†	$74,952	†
Industrial	4,985	—		—		4,985
Office	16,033	—		—		16,033
Residential	5,809	—		—		5,809
Retail	27,756	—		—		27,756
Self Storage	694	—		—		694
Total Common Stocks	130,229	—		—	†	130,229	†
Rights	1	—	†	—		1	†
Warrants	77	—		—		77
Short-Term Investment
Investment Company	1,427	—		—		1,427
Total Assets	$131,734	$—	†	$—	†	$131,734	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investment still held as of June 30, 2014	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class H, Class L shares and Class IS shares, which is paid directly to

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.35% for Class H shares, 1.85% for Class L shares and 0.97% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $144,000 of advisory fees were waived and approximately $25,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $23,646,000 and $32,214,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$1,717	$13,138	$13,428	$—	@	$1,427

@  Amount is less than $500.

During the six months ended June 30, 2014, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,760	$—	$7,343	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,240	$(1,240)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$677	$—

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $9,275,000 and the aggregate gross unrealized depreciation is approximately $28,283,000 resulting in net unrealized depreciation of approximately $19,008,000.

At December 31, 2013, the Portfolio had available unused short-term capital losses of approximately $1,896,000 and long-term capital losses of approximately $189,421,000 that do not have an expiration date.

In addition, At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$98,798	December 31, 2016
217,627	December 31, 2017
66,872	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio had utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,328,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 64% and 86%, for Class I and Class L shares, respectively.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

27

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIRESAN
977892 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	22
U.S. Privacy Policy	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Active International Allocation Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,032.70	$1,020.43	$4.44	$4.41	0.88%
Active International Allocation Portfolio Class A	1,000.00	1,031.40	1,018.70	6.20	6.16	1.23
Active International Allocation Portfolio Class L	1,000.00	1,029.30	1,016.22	8.70	8.65	1.73

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the three- and five-year periods but better than its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (con't)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (83.6%)
Australia (4.3%)
AGL Energy Ltd. (a)	9,934	$145
ALS Ltd. (a)	5,808	48
AMP Ltd.	53,504	267
APA Group	13,506	88
Asciano Ltd.	17,074	91
Aurizon Holding Ltd.	29,706	139
Australia & New Zealand Banking Group Ltd.	50,232	1,579
BHP Billiton Ltd.	22,912	776
Brambles Ltd.	27,666	240
Coca-Cola Amatil Ltd.	14,191	127
Cochlear Ltd. (a)	994	58
Commonwealth Bank of Australia	26,567	2,026
Crown Resorts Ltd.	7,124	102
CSL Ltd.	8,961	562
Fortescue Metals Group Ltd. (a)	11,654	48
Goodman Group REIT (a)	33,318	159
Harvey Norman Holdings Ltd. (a)	12,522	37
Iluka Resources Ltd. (a)	9,610	74
Incitec Pivot Ltd.	34,285	94
Insurance Australia Group Ltd. (a)	38,689	213
Leighton Holdings Ltd.	2,408	45
Lend Lease Group REIT	6,276	78
Macquarie Group Ltd.	5,045	284
National Australia Bank Ltd.	38,296	1,184
Orica Ltd.	7,627	140
Origin Energy Ltd.	19,437	268
QBE Insurance Group Ltd.	17,817	183
Rio Tinto Ltd.	3,209	179
Santos Ltd.	16,743	225
Scentre Group REIT (b)	125,366	378
Sonic Healthcare Ltd.	7,910	129
Stockland REIT (a)	99,951	366
Suncorp Group Ltd.	21,524	275
Sydney Airport	5,346	21
TABCORP Holdings Ltd.	12,479	39
Tatts Group Ltd.	23,997	74
Telstra Corp., Ltd.	71,186	350
Toll Holdings Ltd.	11,948	57
Transurban Group (a)	23,148	161
Wesfarmers Ltd.	22,358	882
Westfield Corp. REIT	44,725	301
Westpac Banking Corp.	48,249	1,541
Woodside Petroleum Ltd.	11,156	432
Woolworths Ltd.	27,368	909
WorleyParsons Ltd.	3,910	64
		15,438
Belgium (1.2%)
Ageas	1,932	77
Anheuser-Busch InBev N.V.	15,164	1,742
Anheuser-Busch InBev N.V. VVPR (b)(c)	20,526	—	@
	Shares	Value (000)
Belgacom SA (a)	360	$12
Groupe Bruxelles Lambert SA	5,717	594
KBC Groep N.V. (b)	9,559	520
Solvay SA, Class A	2,940	506
Telenet Group Holding N.V. (b)	1,702	97
UCB SA	5,358	454
Umicore SA	6,321	294
		4,296
Brazil (0.0%)
Cia Energetica de Minas Gerais (Preference)	1	—	@
China (0.0%)
Wynn Macau Ltd. (a)(d)	4,000	16
Denmark (1.3%)
AP Moeller - Maersk A/S Series B	165	410
DSV A/S	4,873	159
Novo Nordisk A/S	70,300	3,236
Novozymes A/S Series B	11,271	565
TDC A/S	22,353	231
		4,601
Finland (0.9%)
Elisa Oyj	3,914	120
Kone Oyj, Class B (a)	10,649	444
Metso Oyj (a)	4,926	187
Neste Oil Oyj	4,253	83
Nokia Oyj (a)	112,311	850
Sampo, Class A	12,968	656
Stora Enso Oyj, Class R	26,594	259
UPM-Kymmene Oyj	22,910	392
Valmet OYJ	6,057	72
Wartsila Oyj	6,545	325
		3,388
France (8.7%)
Accor SA	3,240	169
Air Liquide SA	4,827	652
Airbus Group N.V.	14,861	996
Alcatel-Lucent (a)(b)	80,676	288
Alstom SA	8,020	292
AtoS	5,809	484
AXA SA	44,074	1,053
BNP Paribas SA	22,880	1,552
Bouygues SA	10,604	441
Cap Gemini SA	9,070	647
Carrefour SA	15,805	583
Casino Guichard Perrachon SA	1,873	248
Christian Dior SA	1,002	199
Cie de St-Gobain	16,208	915
Cie Generale des Etablissements Michelin Series B	7,847	938
CNP Assurances	3,647	76
Credit Agricole SA	16,790	237
Danone SA	10,708	795
Dassault Systemes	1,085	140

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
France (cont'd)
Edenred	4,583	$139
Electricite de France SA	8,650	272
Essilor International SA	4,246	450
Eurazeo SA (a)	758	63
Fonciere Des Regions REIT	497	54
GDF Suez	47,883	1,318
Gecina SA REIT	399	58
ICADE REIT	415	45
Iliad SA	1,129	341
Imerys SA	549	46
Kering	989	217
Klepierre REIT	1,710	87
L'Oreal SA	911	157
Lafarge SA (a)	4,640	403
Lagardere SCA	3,081	100
Legrand SA	9,122	558
LVMH Moet Hennessy Louis Vuitton SA	3,984	768
Natixis	19,308	124
Orange SA	14,743	233
Pernod Ricard SA	525	63
Publicis Groupe SA	4,922	418
Remy Cointreau SA (a)	488	45
Renault SA	10,736	971
Safran SA	9,025	591
Sanofi	37,071	3,938
Schneider Electric SE	19,527	1,838
SCOR SE	2,802	96
Societe BIC SA	771	106
Societe Generale SA	15,180	795
Sodexo	1,604	173
STMicroelectronics N.V. (a)	10,970	98
Suez Environnement Co.	10,028	192
Technip SA	2,472	270
Total SA	36,837	2,662
Unibail-Rodamco SE REIT	1,725	502
Veolia Environnement SA (a)	12,908	246
Vinci SA	21,239	1,588
Vivendi SA (b)	9,298	228
		30,958
Germany (8.0%)
Adidas AG	2,682	272
Allianz SE (Registered)	8,615	1,436
Axel Springer SE	860	53
BASF SE	17,560	2,045
Bayer AG (Registered)	15,894	2,245
Bayerische Motoren Werke AG	11,250	1,427
Beiersdorf AG	1,540	149
Brenntag AG	1,380	247
Commerzbank AG (b)	25,492	401
Continental AG	2,877	666
Daimler AG (Registered)	28,077	2,630
	Shares	Value (000)
Deutsche Bank AG (Registered)	34,490	$1,213
Deutsche Boerse AG	1,639	127
Deutsche Lufthansa AG (Registered)	10,163	218
Deutsche Post AG (Registered)	15,193	549
Deutsche Telekom AG (Registered)	86,269	1,512
E.ON SE	48,035	992
Fraport AG Frankfurt Airport Services Worldwide	446	32
Fresenius Medical Care AG & Co., KGaA	6,526	439
GEA Group AG	5,721	271
Henkel AG & Co., KGaA (Preference)	2,716	314
Infineon Technologies AG	33,480	418
Lanxess AG	1,502	101
Linde AG	2,310	491
Merck KGaA	2,386	207
Metro AG (b)	10,584	461
Muenchener Rueckversicherungs AG (Registered) (a)	5,024	1,114
Osram Licht AG (b)	1,889	95
Porsche Automobil Holding SE (Preference)	4,770	497
ProSiebenSat.1 Media AG (Registered) (a)	8,997	401
RWE AG	12,870	553
SAP AG	25,061	1,935
Siemens AG (Registered)	21,804	2,880
Telefonica Deutschland Holding AG (b)	6,642	55
ThyssenKrupp AG (b)	6,203	181
United Internet AG (Registered)	2,371	104
Volkswagen AG	3,281	848
Volkswagen AG (Preference)	3,131	822
		28,401
Hong Kong (0.7%)
AIA Group Ltd.	32,000	161
Bank of East Asia Ltd.	3,888	16
BOC Hong Kong Holdings Ltd. (a)	10,000	29
Cheung Kong Holdings Ltd.	21,000	373
Cheung Kong Infrastructure Holdings Ltd.	2,000	14
CLP Holdings Ltd.	5,500	45
First Pacific Co., Ltd.	8,000	9
Hang Lung Properties Ltd.	34,000	105
Hang Seng Bank Ltd.	2,300	38
Henderson Land Development Co., Ltd. (a)	18,700	109
Hong Kong & China Gas Co., Ltd.	18,700	41
Hong Kong Exchanges and Clearing Ltd. (a)	3,137	58
Hutchison Whampoa Ltd.	6,000	82
Hysan Development Co., Ltd.	11,000	51
Link REIT (The)	34,000	183
MGM China Holdings Ltd.	2,800	10
MTR Corp., Ltd. (a)	5,500	21
New World Development Co., Ltd.	81,901	93
Power Assets Holdings Ltd.	4,000	35
Sands China Ltd.	6,400	48
Sino Land Co., Ltd.	48,170	79
SJM Holdings Ltd.	5,000	13
Sun Hung Kai Properties Ltd.	24,830	341

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
Swire Pacific Ltd., Class A	11,000	$135
Swire Properties Ltd.	19,000	56
Wharf Holdings Ltd.	23,000	166
Wheelock & Co., Ltd.	14,000	58
		2,369
Indonesia (0.0%)
Golden Agri-Resources Ltd.	7,315	3
Ireland (0.4%)
Bank of Ireland (b)	1,243,749	421
CRH PLC	28,233	724
Kerry Group PLC, Class A	3,163	238
Ryanair Holdings PLC ADR (b)	1,000	56
		1,439
Italy (0.7%)
Assicurazioni Generali SpA	41,836	917
Fiat SpA (b)	20,939	207
Intesa Sanpaolo SpA	123,178	380
Luxottica Group SpA	4,105	237
Telecom Italia SpA	240,831	238
UniCredit SpA	36,750	308
Unione di Banche Italiane SCPA	15,006	130
		2,417
Japan (19.4%)
Aeon Co., Ltd.	17,100	210
Aeon Mall Co., Ltd.	3,000	79
Ajinomoto Co., Inc. (a)	21,000	329
Asahi Glass Co., Ltd. (a)	36,300	214
Asahi Group Holdings Ltd.	11,500	361
Asahi Kasei Corp.	36,000	275
Astellas Pharma, Inc.	74,700	981
Bank of Yokohama Ltd. (The)	62,000	357
Benesse Holdings, Inc.	2,654	115
Bridgestone Corp.	20,200	707
Canon, Inc. (a)	12,304	400
Central Japan Railway Co.	4,592	655
Chiba Bank Ltd. (The)	25,000	176
Chubu Electric Power Co., Inc. (b)	21,500	267
Chugai Pharmaceutical Co., Ltd.	7,200	203
Credit Saison Co., Ltd.	4,600	96
Dai Nippon Printing Co., Ltd.	16,100	168
Daido Steel Co., Ltd. (a)	4,000	20
Daiichi Sankyo Co., Ltd.	21,500	401
Daikin Industries Ltd. (a)	5,300	334
Daito Trust Construction Co., Ltd.	2,756	324
Daiwa House Industry Co., Ltd.	15,600	323
Daiwa Securities Group, Inc.	84,000	727
Denso Corp.	20,850	995
East Japan Railway Co.	11,500	906
Eisai Co., Ltd.	6,800	285
FANUC Corp.	5,550	957
Fast Retailing Co., Ltd. (a)	1,800	592
	Shares	Value (000)
FUJIFILM Holdings Corp.	17,000	$474
Fujitsu Ltd.	66,200	496
Fukuoka Financial Group, Inc.	37,000	179
Hankyu Hanshin Holdings, Inc.	28,000	160
Hirose Electric Co., Ltd.	1,200	178
Hisamitsu Pharmaceutical Co., Inc.	2,000	89
Hitachi Ltd.	119,000	872
Hitachi Metals Ltd.	4,000	61
Honda Motor Co., Ltd.	49,613	1,732
Hoya Corp.	14,700	488
IHI Corp.	38,530	180
Inpex Corp.	11,300	172
ITOCHU Corp.	45,951	590
Japan Real Estate Investment Corp. REIT	30	175
Japan Retail Fund Investment Corp. REIT	52	117
Japan Tobacco, Inc. (a)	27,500	1,003
JFE Holdings, Inc.	17,900	369
JGC Corp.	9,546	290
Joyo Bank Ltd. (The)	43,000	229
JSR Corp.	4,708	81
JX Holdings, Inc.	120,546	645
Kajima Corp. (a)	14,000	62
Kansai Electric Power Co., Inc. (The) (a)(b)	30,800	290
Kao Corp.	15,500	610
Kawasaki Heavy Industries Ltd. (a)	36,500	139
Keikyu Corp. (a)	13,000	117
Keio Corp.	11,000	86
Keyence Corp.	1,257	548
Kintetsu Corp.	52,750	192
Kirin Holdings Co., Ltd.	24,100	348
Kobe Steel Ltd.	39,000	59
Komatsu Ltd.	30,800	715
Konica Minolta, Inc.	16,930	167
Kubota Corp.	38,000	539
Kuraray Co., Ltd.	10,056	127
Kurita Water Industries Ltd.	1,200	28
Kyocera Corp.	11,700	555
Kyushu Electric Power Co., Inc. (a)(b)	13,800	155
Lawson, Inc.	2,600	195
LIXIL Group Corp. (a)	7,062	191
Marubeni Corp.	44,550	326
Maruichi Steel Tube Ltd.	800	22
Mitsubishi Chemical Holdings Corp. (a)	40,800	181
Mitsubishi Corp.	41,200	857
Mitsubishi Electric Corp.	52,352	646
Mitsubishi Estate Co., Ltd.	36,000	889
Mitsubishi Heavy Industries Ltd.	101,550	634
Mitsubishi Materials Corp. (a)	63,000	221
Mitsubishi Tanabe Pharma Corp.	7,500	112
Mitsubishi UFJ Financial Group, Inc. (See Note G)	200,006	1,226
Mitsui & Co., Ltd.	50,200	805
Mitsui Fudosan Co., Ltd.	27,900	941
Mitsui OSK Lines Ltd.	11,000	41

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Mizuho Financial Group, Inc.	788,900	$1,620
MS&AD Insurance Group Holdings, Inc.	15,860	383
Murata Manufacturing Co., Ltd.	7,100	665
NEC Corp.	85,900	274
NGK Insulators Ltd.	12,660	287
NGK Spark Plug Co., Ltd.	9,059	256
Nidec Corp. (a)	6,600	405
Nikon Corp. (a)	17,100	269
Nintendo Co., Ltd. (a)	3,208	384
Nippon Building Fund, Inc. REIT	37	216
Nippon Express Co., Ltd.	30,300	147
Nippon Steel Sumitomo Metal Corp.	312,108	998
Nippon Telegraph & Telephone Corp.	10,800	674
Nippon Yusen KK (a)	40,015	115
Nissan Motor Co., Ltd. (a)	73,705	699
Nitto Denko Corp.	6,000	281
NKSJ Holdings, Inc.	9,700	261
Nomura Holdings, Inc.	96,950	686
NSK Ltd.	4,553	59
NTT Data Corp.	5,800	223
NTT DoCoMo, Inc.	15,200	260
Obayashi Corp. (a)	14,571	104
OJI Holdings Corp.	10,000	41
Omron Corp.	8,604	363
Ono Pharmaceutical Co., Ltd.	2,600	229
Oriental Land Co., Ltd.	2,350	403
ORIX Corp.	24,360	404
Osaka Gas Co., Ltd.	78,600	331
Otsuka Holdings Co., Ltd.	7,700	239
Resona Holdings, Inc.	18,400	107
Rohm Co., Ltd.	5,605	321
Santen Pharmaceutical Co., Ltd.	2,600	146
Secom Co., Ltd.	6,485	396
Sekisui Chemical Co., Ltd.	28,072	325
Sekisui House Ltd.	57,246	785
Seven & I Holdings Co., Ltd.	19,700	830
Shimamura Co., Ltd.	300	30
Shimano, Inc.	3,350	372
Shimizu Corp.	12,000	85
Shin-Etsu Chemical Co., Ltd.	11,193	680
Shionogi & Co., Ltd.	9,500	198
Shiseido Co., Ltd.	11,200	204
Shizuoka Bank Ltd. (The)	23,000	249
SMC Corp.	1,705	456
Softbank Corp.	38,300	2,852
Sony Corp. (a)	38,693	642
Sumitomo Chemical Co., Ltd.	39,600	150
Sumitomo Corp.	30,200	408
Sumitomo Electric Industries Ltd.	19,300	272
Sumitomo Metal Mining Co., Ltd.	22,300	362
Sumitomo Mitsui Financial Group, Inc.	38,900	1,630
Sumitomo Mitsui Trust Holdings, Inc.	214,167	979
	Shares	Value (000)
Sumitomo Realty & Development Co., Ltd.	13,500	$579
T&D Holdings, Inc.	18,200	247
Taiheiyo Cement Corp. (a)	6,000	24
Taisei Corp.	24,000	133
Takeda Pharmaceutical Co., Ltd.	23,200	1,076
TDK Corp.	4,452	209
Teijin Ltd.	7,608	19
Terumo Corp.	15,500	347
THK Co., Ltd.	4,300	101
Tobu Railway Co., Ltd. (a)	29,900	156
Tohoku Electric Power Co., Inc.	20,200	237
Tokio Marine Holdings, Inc.	29,720	978
Tokyo Electron Ltd.	6,500	439
Tokyo Gas Co., Ltd.	89,600	524
Tokyu Corp.	35,400	251
Tokyu Fudosan Holdings Corp.	18,300	144
Toppan Printing Co., Ltd.	16,600	129
Toray Industries, Inc.	34,100	224
Toshiba Corp.	105,026	490
Toyo Suisan Kaisha Ltd.	3,000	93
Toyota Industries Corp.	3,450	178
Toyota Motor Corp.	83,055	4,988
Trend Micro, Inc.	4,500	148
Unicharm Corp.	5,200	310
West Japan Railway Co.	1,942	86
Yahoo! Japan Corp. (a)	69,800	322
Yakult Honsha Co., Ltd. (a)	2,600	132
Yamada Denki Co., Ltd. (a)	42,100	150
Yamato Holdings Co., Ltd.	9,335	193
Yamato Kogyo Co., Ltd.	700	21
Yaskawa Electric Corp. (a)	8,700	105
		68,849
Macau (0.0%)
Galaxy Entertainment Group Ltd. (a)(d)	6,000	48
Malta (0.0%)
BGP Holdings PLC (b)(c)(e)	72,261	—
Netherlands (3.5%)
Aegon N.V.	45,726	399
Akzo Nobel N.V.	10,223	766
ArcelorMittal	27,242	404
ASML Holding N.V.	20,657	1,924
CNH Industrial N.V.	105,770	1,086
Corio N.V. REIT	1,621	83
Fugro N.V. CVA (a)	1,645	94
Gemalto N.V. (a)	2,466	256
Heineken N.V.	5,018	360
ING Groep N.V. CVA (b)	138,104	1,940
Koninklijke Ahold N.V.	22,981	431
Koninklijke Boskalis Westminster N.V.	159	9
Koninklijke DSM N.V.	4,004	292
Koninklijke KPN N.V. (b)	87,537	319
Koninklijke Philips N.V.	30,684	974

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Netherlands (cont'd)
Randstad Holding N.V.	287	$16
Reed Elsevier N.V.	26,463	607
TNT Express N.V.	22,240	201
Unilever N.V. CVA	32,772	1,434
Wolters Kluwer N.V.	17,981	532
Ziggo N.V.	6,240	289
		12,416
Norway (1.0%)
Aker Solutions ASA	5,167	90
DnB ASA	55,750	1,020
Norsk Hydro ASA	55,378	296
Orkla ASA (a)	24,493	218
Statoil ASA (a)	42,158	1,295
Subsea 7 SA	8,747	163
Telenor ASA	20,252	461
		3,543
Poland (0.6%)
Bank Pekao SA	4,041	231
Bank Zachodni WBK SA	909	110
Cyfrowy Polsat SA	4,073	30
Eurocash SA	3,129	41
Jeronimo Martins SGPS SA (a)	19,787	326
KGHM Polska Miedz SA	4,398	180
mBank	600	100
Orange Polska SA	21,957	70
PGE SA	24,965	178
Polski Koncern Naftowy Orlen SA	10,732	145
Polskie Gornictwo Naftowe i Gazownictwo SA	58,722	102
Powszechna Kasa Oszczednosci Bank Polski SA	27,182	337
Powszechny Zaklad Ubezpieczen SA	1,801	263
Tauron Polska Energia SA	45,020	77
		2,190
Portugal (0.1%)
Galp Energia SGPS SA	11,624	213
Singapore (0.1%)
Ascendas Real Estate Investment Trust REIT	3,000	5
CapitaLand Ltd.	5,000	13
CapitaMall Trust REIT	4,218	7
City Developments Ltd. (a)	1,203	10
ComfortDelGro Corp., Ltd.	3,627	7
DBS Group Holdings Ltd.	4,091	55
Genting Singapore PLC	14,000	15
Jardine Cycle & Carriage Ltd.	65	2
Keppel Corp., Ltd.	3,200	28
Noble Group Ltd.	5,350	6
Oversea-Chinese Banking Corp., Ltd.	7,851	60
SembCorp Industries Ltd.	1,694	7
SembCorp Marine Ltd. (a)	1,400	5
Singapore Airlines Ltd.	1,286	11
Singapore Exchange Ltd.	1,071	6
Singapore Press Holdings Ltd. (a)	4,433	15
Singapore Technologies Engineering Ltd.	3,000	9
	Shares	Value (000)
Singapore Telecommunications Ltd.	15,745	$49
United Overseas Bank Ltd.	3,956	71
Wilmar International Ltd.	2,000	5
		386
South Africa (0.3%)
SABMiller PLC	17,733	1,028
Spain (1.5%)
Abertis Infraestructuras SA	2,402	55
ACS Actividades de Construccion y Servicios SA	1,683	77
Amadeus IT Holding SA, Class A	4,421	182
Banco Bilbao Vizcaya Argentaria SA	80,111	1,021
Banco de Sabadell SA	66,215	226
Banco Popular Espanol SA	24,274	162
Banco Santander SA	150,054	1,568
Bankia SA (b)	77,718	151
CaixaBank SA	32,975	204
Distribuidora Internacional de Alimentacion SA	7,104	65
Ferrovial SA	4,542	101
Grifols SA	2,242	123
Inditex SA	2,535	390
International Consolidated Airlines Group SA (b)	58,446	371
Mapfre SA (a)	7,045	28
Repsol SA	9,137	241
Telefonica SA	9,879	169
Zardoya Otis SA (a)	1,810	32
		5,166
Sweden (2.6%)
Assa Abloy AB, Class B	11,988	610
Electrolux AB, Class B	3,993	101
Elekta AB, Class B (a)	12,291	156
Getinge AB, Class B	11,343	298
Hennes & Mauritz AB, Class B	31,428	1,374
Investor AB, Class B	24,099	904
Lundin Petroleum AB (b)	5,731	116
Nordea Bank AB	93,722	1,323
Securitas AB, Class B	3,121	37
Skanska AB, Class B	16,984	388
Svenska Cellulosa AB SCA, Class B	21,256	554
Svenska Handelsbanken AB, Class A	21,875	1,071
Swedish Match AB	6,195	215
Tele2 AB, Class B	771	9
Telefonaktiebolaget LM Ericsson, Class B	93,916	1,135
TeliaSonera AB	33,660	246
Volvo AB, Class B	44,734	616
		9,153
Switzerland (9.7%)
ABB Ltd. (Registered) (b)	77,061	1,774
Adecco SA (Registered) (b)	259	21
Baloise Holding AG (Registered)	1,876	221
Cie Financiere Richemont SA (Registered)	9,038	948
Credit Suisse Group AG (Registered) (b)	41,001	1,172
Geberit AG (Registered)	1,640	576

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Switzerland (cont'd)
Givaudan SA (Registered) (b)	245	$409
Holcim Ltd. (Registered) (b)	7,543	663
Julius Baer Group Ltd. (a)(b)	7,840	323
Lonza Group AG (Registered) (b)	1,490	162
Nestle SA (Registered)	74,727	5,789
Novartis AG (Registered)	80,995	7,334
Pargesa Holding SA	277	25
Partners Group Holding AG	467	128
Roche Holding AG (Genusschein)	23,036	6,871
Schindler Holding AG	2,024	308
SGS SA (Registered)	25	60
Sonova Holding AG (Registered)	1,317	201
Swatch Group AG (The)	580	350
Swiss Life Holding AG (Registered) (b)	827	196
Swiss Prime Site AG (Registered) (b)	1,470	122
Swiss Re AG (b)	11,057	984
Swisscom AG (Registered)	978	569
Syngenta AG (Registered)	1,817	677
UBS AG (Registered) (b)	164,265	3,014
Zurich Insurance Group AG (b)	4,951	1,492
		34,389
United Kingdom (18.5%)
3i Group PLC	25,599	176
Aberdeen Asset Management PLC	35,322	274
Admiral Group PLC	3,611	96
AMEC PLC	10,474	218
Anglo American PLC	40,126	982
ARM Holdings PLC	73,050	1,101
AstraZeneca PLC	36,710	2,727
Aviva PLC	89,085	778
BAE Systems PLC	96,007	711
Barclays PLC	421,766	1,536
BG Group PLC	100,669	2,128
BHP Billiton PLC	53,670	1,736
BP PLC	345,172	3,042
British American Tobacco PLC	29,932	1,782
British Land Co., PLC REIT	26,302	316
British Sky Broadcasting Group PLC	71,628	1,108
BT Group PLC	223,510	1,472
Bunzl PLC	13,918	386
Burberry Group PLC	8,526	216
Capita PLC	8,159	160
Carnival PLC	5,995	227
Centrica PLC	29,584	158
Cobham PLC	926	5
Compass Group PLC	70,372	1,225
Croda International PLC	3,627	137
Diageo PLC	47,085	1,504
easyJet PLC	6,974	163
Experian PLC	32,609	551
G4S PLC	18,108	79
	Shares	Value (000)
GKN PLC	48,453	$301
GlaxoSmithKline PLC	141,160	3,778
Glencore PLC	63,417	353
Hammerson PLC REIT	21,851	217
Hargreaves Lansdown PLC	4,170	88
HSBC Holdings PLC	246,847	2,505
Imperial Tobacco Group PLC	11,917	536
InterContinental Hotels Group PLC	11,570	479
Intertek Group PLC	5,056	238
Intu Properties PLC REIT	16,011	85
Investec PLC	7,723	71
J Sainsbury PLC	37,416	202
Johnson Matthey PLC	5,078	269
Kingfisher PLC	33,270	204
Land Securities Group PLC REIT	23,454	416
Legal & General Group PLC	126,146	487
Lloyds Banking Group PLC (b)	1,722,351	2,189
Marks & Spencer Group PLC	40,442	294
Meggitt PLC	22,754	197
National Grid PLC	21,440	308
Next PLC	6,527	723
Old Mutual PLC	96,002	325
Pearson PLC	33,087	654
Petrofac Ltd.	8,213	169
Prudential PLC	44,168	1,014
Reckitt Benckiser Group PLC	19,146	1,671
Reed Elsevier PLC	45,224	728
Rexam PLC	17,293	158
Rio Tinto PLC	32,803	1,745
Rolls-Royce Holdings PLC (b)	51,582	944
Royal Dutch Shell PLC, Class A	107,501	4,450
Royal Dutch Shell PLC, Class B	81,952	3,566
RSA Insurance Group PLC	14,267	116
Sage Group PLC (The)	50,539	332
Schroders PLC	3,576	153
Segro PLC REIT	48,819	288
Severn Trent PLC	1,367	45
Smith & Nephew PLC	78,054	1,388
Smiths Group PLC	15,535	345
SSE PLC	5,571	149
Standard Chartered PLC	32,468	664
Standard Life PLC	38,884	249
Tesco PLC	206,308	1,003
Tullow Oil PLC	415	6
Unilever PLC	19,085	866
United Utilities Group PLC	3,948	60
Vodafone Group PLC	672,915	2,246
Weir Group PLC (The)	5,658	254
Whitbread PLC	7,291	550
Wolseley PLC	9,281	509
WPP PLC	83,927	1,830
		65,411

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United States (0.1%)
Amcor Ltd.	26,121	$257
Li & Fung Ltd. (a)(d)	16,000	24
		281
Total Common Stocks (Cost $253,979)		296,399
	No. of Warrants
Warrants (0.0%)
Hong Kong (0.0%)
Sun Hung Kai Properties Ltd., expires 4/22/16 (b) (Cost $—)	2,048	2
	Shares
Short-Term Investments (16.9%)
Securities held as Collateral on Loaned Securities (3.1%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	9,228,871	9,229
	Face Amount (000)
Repurchase Agreement (0.5%)
Barclays Capital, Inc., (0.07%, dated 6/30/14, due 7/1/14; proceeds $1,715 fully collateralized by a U.S. Government obligation; 3.63% due 8/15/43; valued at $1,749)	$1,715	1,715
Total Securities held as Collateral on Loaned Securities (Cost $10,944)		10,944
	Shares	Value (000)
Investment Company (13.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $48,789)	48,788,649	$48,789
Total Short-Term Investments (Cost $59,733)		59,733
Total Investments (100.5%) (Cost $313,712) Including $10,653 of Securities Loaned (f)		356,134
Liabilities in Excess of Other Assets (-0.5%)		(1,817)
Net Assets (100.0%)		$354,317

(a)  All or a portion of this security was on loan at June 30, 2014.

(b)  Non-income producing security.

(c)  Security has been deemed illiquid at June 30, 2014.

(d)  Security trades on the Hong Kong exchange.

(e)  At June 30, 2014, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Securities are available for collateral in connection with open foreign currency forward exchange and futures contracts.

@  Value is less than $500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

VVPR  Verminderde Voorheffing Précompte Réduit.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at June 30, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of New York Mellon	EUR	1,068	$1,462	7/17/14	USD	1,446	$1,446	$(16)
Citibank NA	USD	1,933	1,933	7/17/14	EUR	1,417	1,940	7
Commonwealth Bank of Australia	USD	10,840	10,840	7/17/14	AUD	11,633	10,958	118
Deutsche Bank AG	USD	17,426	17,426	7/17/14	EUR	12,864	17,616	190
Deutsche Bank AG	USD	1,106	1,106	7/17/14	GBP	652	1,116	10
Goldman Sachs International	USD	2,121	2,121	7/17/14	EUR	1,561	2,137	16
JPMorgan Chase Bank NA	EUR	675	924	7/17/14	USD	914	914	(10)
Northern Trust Company	USD	2,305	2,305	7/17/14	JPY	235,497	2,325	20
State Street Bank and Trust Co.	USD	2,782	2,782	7/17/14	GBP	1,640	2,806	24
UBS AG	USD	2,114	2,114	7/17/14	EUR	1,554	2,127	13
UBS AG	USD	4,016	4,016	7/17/14	GBP	2,367	4,051	35
			$47,029				$47,436	$407

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at June 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	71	$4,299	Jul-14	$(106)
Euro Stoxx 50 Index (Germany)	135	5,975	Sep-14	(73)
FTSE 100 Index (United Kingdom)	69	7,925	Sep-14	(41)
FTSE MIB Index (Italy)	80	11,668	Sep-14	(371)
Hang Seng Index (Hong Kong)	30	4,472	Jul-14	24
IBEX 35 Index (Spain)	70	10,405	Jul-14	(98)
SPI 200 Index (Australia)	7	883	Sep-14	(6)
TOPIX Index (Japan)	76	9,471	Sep-14	122
				$(549)

AUD  —  Australian Dollar

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	60.6%
Investment Company	14.1
Pharmaceuticals	10.1
Banks	9.5
Oil, Gas & Consumable Fuels	5.7
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with an underlying face amount of approximately $55,098,000 with net unrealized depreciation of approximately $549,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $407,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Active International Allocation Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $253,485)	$296,890
Investment in Security of Affiliated Issuer, at Value (Cost $60,227)	59,244
Total Investments in Securities, at Value (Cost $313,712)	356,134
Foreign Currency, at Value (Cost $638)	642
Cash	232
Receivable for Investments Sold	4,506
Receivable for Variation Margin on Futures Contracts	3,805
Dividends Receivable	671
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	433
Tax Reclaim Receivable	307
Receivable for Portfolio Shares Sold	9
Receivable from Affiliate	3
Other Assets	37
Total Assets	366,779
Liabilities:
Collateral on Securities Loaned, at Value	11,176
Payable for Portfolio Shares Redeemed	432
Payable for Advisory Fees	370
Payable for Sub Transfer Agency Fees — Class I	222
Payable for Sub Transfer Agency Fees — Class A	66
Payable for Sub Transfer Agency Fees — Class L	11
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	26
Payable for Shareholder Services Fees — Class A	19
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Investments Purchased	23
Payable for Administration Fees	23
Payable for Professional Fees	21
Payable for Directors' Fees and Expenses	18
Payable for Custodian Fees	13
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A	4
Payable for Transfer Agent Fees — Class L	1
Other Liabilities	30
Total Liabilities	12,462
Net Assets	$354,317
Net Assets Consist Of:
Paid-in-Capital	$352,792
Accumulated Undistributed Net Investment Income	6,700
Accumulated Net Realized Loss	(47,473)
Unrealized Appreciation (Depreciation) on:
Investments	43,405
Investments in Affiliates	(983)
Futures Contracts	(549)
Foreign Currency Forward Exchange Contracts	407
Foreign Currency Translations	18
Net Assets	$354,317

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$254,464
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	17,915,074
Net Asset Value, Offering and Redemption Price Per Share	$14.20
CLASS A:
Net Assets	$89,792
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,205,423
Net Asset Value, Redemption Price Per Share	$14.47
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.80
Maximum Offering Price Per Share	$15.27
CLASS L:
Net Assets	$10,061
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	699,826
Net Asset Value, Offering and Redemption Price Per Share	$14.38
(1) Including: Securities on Loan, at Value:	$10,653

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Active International Allocation Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $623 of Foreign Taxes Withheld)	$8,643
Income from Securities Loaned — Net	177
Dividends from Securities of Affiliated Issuers (Note G)	31
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	1
Total Investment Income	8,852
Expenses:
Advisory Fees (Note B)	1,143
Sub Transfer Agency Fees	99
Sub Transfer Agency Fees — Class I	180
Sub Transfer Agency Fees — Class A	63
Sub Transfer Agency Fees — Class L	10
Shareholder Services Fees — Class A (Note D)	110
Distribution and Shareholder Services Fees — Class L (Note D)	37
Administration Fees (Note C)	141
Custodian Fees (Note F)	76
Professional Fees	52
Shareholder Reporting Fees	40
Registration Fees	23
Pricing Fees	19
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	8
Transfer Agency Fees — Class L (Note E)	2
Directors' Fees and Expenses	5
Other Expenses	22
Total Expenses	2,034
Reimbursement of Class Specific Expenses — Class I (Note B)	(183)
Reimbursement of Class Specific Expenses — Class A (Note B)	(27)
Reimbursement of Class Specific Expenses — Class L (Note B)	(7)
Waiver of Advisory Fees (Note B)	(37)
Rebate from Morgan Stanley Affiliate (Note G)	(27)
Net Expenses	1,753
Net Investment Income	7,099
Realized Gain (Loss):
Investments Sold	(7,024)
Investments in Affiliates	(47)
Foreign Currency Forward Exchange Contracts	454
Foreign Currency Transactions	26
Futures Contracts	4,864
Net Realized Loss	(1,727)
Change in Unrealized Appreciation (Depreciation):
Investments	7,860
Investments in Affiliates	(56)
Foreign Currency Forward Exchange Contracts	81
Foreign Currency Translations	47
Futures Contracts	(1,950)
Net Change in Unrealized Appreciation (Depreciation)	5,982
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	4,255
Net Increase in Net Assets Resulting from Operations	$11,354

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Active International Allocation Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,099	$5,793
Net Realized Gain (Loss)	(1,727)	29,350
Net Change in Unrealized Appreciation (Depreciation)	5,982	32,986
Net Increase in Net Assets Resulting from Operations	11,354	68,129
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(6,934)
Class A:
Net Investment Income	—	(1,805)
Class H*:
Net Investment Income	—	(308)**
Class L:
Net Investment Income	—	(195)
Total Distributions	—	(9,242)
Capital Share Transactions:(1)
Class I:
Subscribed	4,158	11,713
Distributions Reinvested	—	6,894
Redeemed	(18,637)	(51,945)
Class A:
Subscribed	1,722	7,891
Distributions Reinvested	—	1,767
Conversion from Class H	—	75,886
Redeemed	(5,271)	(11,733)
Class H*:
Subscribed	—	907 **
Distributions Reinvested	—	299 **
Conversion to Class A	—	(75,886)**
Redeemed	—	(8,634)**
Class L:
Subscribed	16	58
Distributions Reinvested	—	191
Redeemed	(583)	(1,854)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,595)	(44,446)
Redemption Fees	— @	— @
Total Increase (Decrease) in Net Assets	(7,241)	14,441
Net Assets:
Beginning of Period	361,558	347,117
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $6,700 and $(399))	$354,317	$361,558

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	301	908
Shares Issued on Distributions Reinvested	—	531
Shares Redeemed	(1,346)	(4,074)
Net Decrease in Class I Shares Outstanding	(1,045)	(2,635)
Class A:
Shares Subscribed	121	631
Shares Issued on Distributions Reinvested	—	132
Conversion from Class H	—	5,855
Shares Redeemed	(374)	(883)
Net Increase (Decrease) in Class A Shares Outstanding	(253)	5,735
Class H*:
Shares Subscribed	—	73 **
Shares Issued on Distributions Reinvested	—	24 **
Conversion to Class A	—	(5,868)**
Shares Redeemed	—	(688)**
Net Decrease in Class H Shares Outstanding	—	(6,459)
Class L:
Shares Subscribed	2	4
Shares Issued on Distributions Reinvested	—	15
Shares Redeemed	(43)	(144)
Net Decrease in Class L Shares Outstanding	(41)	(125)

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Active International Allocation Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$13.75		$11.65	$10.07	$12.06		$11.30		$9.11
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.22	0.23	0.27		0.20		0.21
Net Realized and Unrealized Gain (Loss)	0.17		2.25	1.51	(2.03)		0.81		2.26
Total from Investment Operations	0.45		2.47	1.74	(1.76)		1.01		2.47
Distributions from and/or in Excess of:
Net Investment Income	—		(0.37)	(0.16)	(0.23)		(0.25)		(0.28)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.20		$13.75	$11.65	$10.07		$12.06		$11.30
Total Return++	3.27	%#	21.38%	17.30%	(14.56)%		8.95%		27.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$254,464		$260,614	$251,657	$302,048		$441,350		$532,584
Ratio of Expenses to Average Net Assets (1)	0.88	%+††*	0.83%+	0.89%+	0.84	%+††^	0.79	%+††	0.79	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.88%+	N/A	0.84	%+††^	0.79	%+††	0.79	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.15	%+††*	1.71%+	2.12%+	2.33	%+††	1.82	%+††	2.23	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††*	0.02%	0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	11	%#	36%	27%	26%		19%		33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06	%††*	0.99%	0.98%	0.95	%††	0.92	%+††	0.85	%+
Net Investment Income to Average Net Assets	3.97	%††*	1.55%	2.03%	2.22	%††	1.69	%+††	2.17	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2011, the maximum ratio was 0.80% for Class I shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Active International Allocation Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$14.03		$11.89		$10.27	$12.28		$11.50		$9.27
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.11		0.20	0.25		0.18		0.18
Net Realized and Unrealized Gain (Loss)	0.18		2.36		1.55	(2.07)		0.81		2.31
Total from Investment Operations	0.44		2.47		1.75	(1.82)		0.99		2.49
Distributions from and/or in Excess of:
Net Investment Income	—		(0.33)		(0.13)	(0.19)		(0.21)		(0.26)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.47		$14.03		$11.89	$10.27		$12.28		$11.50
Total Return++	3.14	%#	20.94%		17.05%	(14.75)%		8.69%		26.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,792		$90,599		$8,608	$10,387		$14,477		$16,479
Ratio of Expenses to Average Net Assets (1)	1.23	%+††*	1.09	%+^^	1.14%+	1.09	%+††^	1.04	%+††	1.04	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.21	%+^^	N/A	1.09	%+††^	1.04	%+††	1.04	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.80	%+††*	0.84	%+	1.80%+	2.08	%+††	1.57	%+††	1.80	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††*	0.02%		0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	11	%#	36%		27%	26%		19%		33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.33	%+††*	1.25	%+	1.23%	1.20	%††	1.17	%+††	1.10	%+
Net Investment Income to Average Net Assets	3.70	%+††*	0.68	%+	1.71%	1.97	%††	1.44	%+††	1.74	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class A shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Active International Allocation Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$13.97		$11.84		$10.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.23		0.12		(0.02)
Net Realized and Unrealized Gain	0.18		2.27		1.91
Total from Investment Operations	0.41		2.39		1.89
Distributions from and/or in Excess of:
Net Investment Income	—		(0.26)		(0.14)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.38		$13.97		$11.84
Total Return++	2.93	%#	20.34%		18.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,061		$10,345		$10,246
Ratio of Expenses to Average Net Assets (1)	1.73	%+††*	1.61	%+^^	1.63	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.66	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	3.30	%+††*	0.94	%+	(0.33	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††*	0.02%		0.02	%*
Portfolio Turnover Rate	11	%#	36%		27	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90	%††*	1.76%		1.79	%*
Net Investment Income (Loss) to Average Net Assets	3.13	%††*	0.79%		(0.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined

(that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,453	$—		$—		$3,453
Air Freight & Logistics	1,000	—		—		1,000
Airlines	819	—		—		819
Auto Components	4,041	—		—		4,041
Automobiles	14,821	—		—		14,821
Banks	32,637	—		—		32,637
Beverages	5,578	—	@	—		5,578
Biotechnology	685	—		—		685
Building Products	2,840	—		—		2,840
Capital Markets	8,309	—		—		8,309
Chemicals	9,456	—		—		9,456
Commercial Services & Supplies	1,294	—		—		1,294
Communications Equipment	1,423	—		—		1,423
Construction & Engineering	3,323	—		—		3,323
Construction Materials	1,860	—		—		1,860
Consumer Finance	96	—		—		96
Containers & Packaging	415	—		—		415
Distributors	2	—		—		2
Diversified Consumer Services	115	—		—		115
Diversified Financial Services	4,130	—		—	†	4,130	†
Diversified Telecommunication Services	7,638	—		—		7,638
Electric Utilities	1,719	—		—		1,719
Electrical Equipment	5,880	—		—		5,880
Electronic Equipment, Instruments & Components	4,457	—		—		4,457
Energy Equipment & Services	1,068	—		—		1,068
Food & Staples Retailing	6,386	—		—		6,386
Food Products	9,902	—		—		9,902
Gas Utilities	984	—		—		984
Health Care Equipment & Supplies	2,898	—		—		2,898
Health Care Providers & Services	568	—		—		568
Hotels, Restaurants & Leisure	3,591	—		—		3,591

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Household Durables	$2,122	$—		$—		$2,122
Household Products	2,849	—		—		2,849
Industrial Conglomerates	4,806	—		—		4,806
Information Technology Services	2,032	—		—		2,032
Insurance	15,041	—		—		15,041
Internet Software & Services	426	—		—		426
Leisure Products	372	—		—		372
Life Sciences Tools & Services	162	—		—		162
Machinery	7,695	—		—		7,695
Marine	566	—		—		566
Media	6,573	—		—		6,573
Metals & Mining	9,087	—		—		9,087
Multi-Utilities	3,912	—		—		3,912
Multi-line Retail	1,054	—		—		1,054
Oil, Gas & Consumable Fuels	19,791	—		—		19,791
Paper & Forest Products	692	—		—		692
Personal Products	1,120	—		—		1,120
Pharmaceuticals	34,749	—		—		34,749
Professional Services	1,094	—		—		1,094
Real Estate Investment Trusts (REITs)	4,058	—		—		4,058
Real Estate Management & Development	5,068	—		—		5,068
Road & Rail	3,173	—		—		3,173
Semiconductors & Semiconductor Equipment	4,301	—		—		4,301
Software	3,195	—		—		3,195
Specialty Retail	2,740	—		—		2,740
Tech Hardware, Storage & Peripherals	1,691	—		—		1,691
Textiles, Apparel & Luxury Goods	3,231	—		—		3,231
Tobacco	3,536	—		—		3,536
Trading Companies & Distributors	4,134	—		—		4,134
Transportation Infrastructure	269	—		—		269
Water Utilities	105	—		—		105
Wireless Telecommunication Services	5,367	—		—		5,367
Total Common Stocks	296,399	—	@	—	†	296,399	†
Warrants	2	—		—		2
Short-Term Investments
Investment Company	58,018	—		—		58,018
Repurchase Agreement	—	1,715		—		1,715
Total Short-Term Investments	58,018	1,715		—		59,733
Foreign Currency Forward Exchange Contracts	—	433		—		433
Futures Contracts	146	—		—		146
Total Assets	354,565	2,148		—	†	356,713	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(26)	$—		$(26)
Futures Contracts	(695)	—	—		(695)
Total Liabilities	(695)	(26)	—		(721)
Total	$353,870	$2,122	$—	†	$355,992 †

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2014	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$433
Futures Contracts	Variation Margin	Equity Risk	146	(a)
Total			$579

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(26)
Futures Contracts	Variation Margin	Equity Risk	(695	)(a)
Total			$(721)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$454
Equity Risk	Futures Contracts	4,864
	Total	$5,318
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$81
Equity Risk	Futures Contracts	(1,950)
	Total	$(1,869)

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$433	$(26)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments'

payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$7	$—	$—	$7
Commonwealth Bank of Australia	118	—	—	118
Deutsche Bank AG	200	—	—	200
Goldman Sachs International	16	—	—	16
Northern Trust Company	20	—	—	20
State Street Bank and Trust Co.	24	—	—	24
UBS AG	48	—	—	48
Total	$433	$—	$—	$433

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of New York Mellon	$16	$—	$—	$16
JPMorgan Chase Bank NA	10	—	—	10
Total	$26	$—	$—	$26

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$45,290,000
Futures Contracts:
Average monthly original value	$48,042,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$10,653	(d)	$—	$(10,653	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $11,176,000, of which approximately $10,944,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2014 there was uninvested cash of approximately $232,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $43,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.61% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares and 1.75% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $37,000 of advisory fees were waived and approximately $217,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $34,129,000 and $66,651,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $27,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$36,878	$68,111	$46,971	$14	$58,018

The Portfolio had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 the Act.

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value June 30, 2014 (000)
$1,368	$—	$40	$(47)	$17	$1,226

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,242	$—	$4,665	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, foreign taxes paid on capital gains

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

and capital loss carryforwards permanently written off, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$2,590	$(2,804)	$214

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$520	$—

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $60,607,000 and the aggregate gross unrealized depreciation is approximately $18,185,000 resulting in net unrealized appreciation of approximately $42,422,000.

At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$7,834	December 31, 2016
33,505	December 31, 2017

*  Includes capital losses acquired from Morgan Stanley International Fund that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $25,937,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$531

31

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

32

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

33

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIASAN
977645 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset
Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	19
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	27
U.S. Privacy Policy	37
Director and Officer Information	40

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Multi-Asset Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$994.00	$1,019.69	$5.09	$5.16	1.03%
Multi-Asset Portfolio Class A	1,000.00	992.30	1,018.40	6.37	6.46	1.29
Multi-Asset Portfolio Class L	1,000.00	989.60	1,015.92	8.83	8.95	1.79

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period and the period since the end of June 2012, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (19.1%)
Australia (0.2%)
AGL Energy Ltd.	473	$7
ALS Ltd.	368	3
Alumina Ltd. (a)	2,302	3
AMP Ltd.	2,048	10
APA Group	1,025	7
Arrium Ltd.	1,334	1
Asciano Ltd.	1,125	6
ASX Ltd.	226	8
Aurizon Holding Ltd.	1,907	9
Australia & New Zealand Banking Group Ltd.	1,660	52
Bank of Queensland Ltd.	501	6
Bendigo and Adelaide Bank Ltd.	605	7
BHP Billiton Ltd.	1,945	66
BlueScope Steel Ltd. (a)	476	2
Boral Ltd.	759	4
Brambles Ltd.	1,026	9
carsales.com Ltd.	259	2
Coca-Cola Amatil Ltd.	566	5
Commonwealth Bank of Australia	939	72
Computershare Ltd.	434	5
Crown Resorts Ltd.	383	5
CSL Ltd.	301	19
Flight Centre Travel Group Ltd.	96	4
Fortescue Metals Group Ltd.	1,239	5
Goodman Group REIT	1,615	8
Iluka Resources Ltd.	391	3
Incitec Pivot Ltd.	1,429	4
Insurance Australia Group Ltd.	1,578	9
James Hardie Industries SE CDI	430	6
Lend Lease Group REIT	547	7
Macquarie Group Ltd.	221	12
Mirvac Group REIT	4,373	7
National Australia Bank Ltd.	1,398	43
Newcrest Mining Ltd. (a)	532	5
Oil Search Ltd.	1,103	10
Orica Ltd.	285	5
Origin Energy Ltd.	726	10
Qantas Airways Ltd. (a)	2,647	3
QBE Insurance Group Ltd.	783	8
Rio Tinto Ltd.	287	16
Santos Ltd.	761	10
Scentre Group REIT (a)	4,517	14
Seek Ltd.	315	5
Sonic Healthcare Ltd.	363	6
Stockland REIT	2,011	7
Suncorp Group Ltd.	832	11
Sydney Airport	1,573	6
Tatts Group Ltd.	2,466	8
Telstra Corp., Ltd.	7,362	36
Transurban Group	1,135	8
Treasury Wine Estates Ltd.	648	3
	Shares	Value (000)
Wesfarmers Ltd.	696	$27
Westfield Corp. REIT	1,283	9
Westpac Banking Corp.	1,847	59
Woodside Petroleum Ltd.	431	17
Woolworths Ltd.	767	25
WorleyParsons Ltd.	295	5
		729
Belgium (0.3%)
Anheuser-Busch InBev N.V.	9,374	1,077
Colruyt SA	501	25
Delhaize Group SA	675	46
Viohalco SA (a)	914	5
		1,153
Denmark (0.0%)
Carlsberg A/S Series B	715	77
Finland (0.0%)
Kesko Oyj, Class B	416	17
France (1.5%)
Air Liquide SA	2,580	348
Airbus Group N.V.	3,345	224
AXA SA	13,430	321
BNP Paribas SA	6,086	413
Carrefour SA	3,952	146
Casino Guichard Perrachon SA	370	49
Danone SA	7,618	566
GDF Suez	10,289	283
L'Oreal SA	3,208	553
LVMH Moet Hennessy Louis Vuitton SA	1,680	324
Pernod Ricard SA	1,415	170
Remy Cointreau SA	142	13
Sanofi	6,760	718
Schneider Electric SE	3,725	351
Societe Generale SA	4,547	238
Total SA	13,907	1,005
Vinci SA	3,453	258
Vivendi SA (a)	8,082	198
		6,178
Germany (1.2%)
Allianz SE (Registered)	3,161	527
BASF SE	5,116	596
Bayer AG (Registered)	4,518	638
Beiersdorf AG	657	63
Daimler AG (Registered)	6,127	574
Deutsche Bank AG (Registered)	8,442	297
Deutsche Post AG (Registered)	6,174	223
Deutsche Telekom AG (Registered)	17,577	308
E.ON SE	12,650	261
Henkel AG & Co., KGaA	861	87
Metro AG (a)	828	36
SAP AG	5,409	418
Siemens AG (Registered)	4,830	638
Suedzucker AG	534	11

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Germany (cont'd)
Volkswagen AG (Preference)	949	$249
		4,926
Greece (0.3%)
Aegean Airlines SA (a)	263	2
Alpha Bank AE (a)	71,612	67
Athens Water Supply & Sewage Co., SA (The)	966	12
Diagnostic & Therapeutic Center of Athens Hygeia SA (a)	2,294	1
Ellaktor SA (a)	3,347	19
Elval - Hellenic Aluminium Industry SA	391	1
Folli Follie SA (a)	1,820	72
Fourlis Holdings SA (a)	1,928	14
Frigoglass SA (a)	940	5
GEK Terna Holding Real Estate Construction SA (a)	4,057	20
Hellenic Exchanges - Athens Stock Exchange SA Holding (a)	4,288	49
Hellenic Petroleum SA	1,120	9
Hellenic Telecommunications Organization SA (a)	14,280	211
Intracom Holdings SA (Registered) (a)	7,002	7
Intralot SA-Integrated Lottery Systems & Services (a)	11,183	31
JUMBO SA (a)	1,341	22
Marfin Investment Group Holdings SA (a)	19,006	13
Metka SA	926	16
MLS Multimedia SA (a)	583	4
Motor Oil Hellas Corinth Refineries SA	1,455	15
Mytilineos Holdings SA (a)	2,456	20
National Bank of Greece SA (a)	18,930	69
OPAP SA	12,225	218
Piraeus Bank SA (a)	54,364	121
Piraeus Port Authority	328	8
Public Power Corp. SA	7,806	121
Sidenor Steel Products Manufacturing Co., SA (a)	2,297	5
Terna Energy SA	2,505	14
Thessaloniki Port Authority SA	104	4
Titan Cement Co., SA	3,242	105
		1,275
Ireland (0.0%)
Kerry Group PLC, Class A	974	73
Italy (0.3%)
Enel SpA	41,688	243
Eni SpA	17,473	478
Intesa Sanpaolo SpA	84,259	260
UniCredit SpA	31,078	260
		1,241
Japan (1.1%)
Advantest Corp.	2,000	25
Aeon Co., Ltd.	8,430	104
Ajinomoto Co., Inc.	1,000	16
	Shares	Value (000)
Alps Electric Co., Ltd.	900	$12
Asahi Group Holdings Ltd.	4,960	156
Astellas Pharma, Inc.	4,000	53
Bridgestone Corp.	900	31
Calbee, Inc.	100	3
Canon, Inc.	1,300	42
Casio Computer Co., Ltd.	1,000	14
Central Japan Railway Co.	200	28
Chiyoda Corp.	1,000	12
Chugai Pharmaceutical Co., Ltd.	900	25
Coca-Cola West Co., Ltd.	100	2
COMSYS Holdings Corp.	1,100	20
Credit Saison Co., Ltd.	1,100	23
Daiichi Sankyo Co., Ltd.	1,000	19
Daikin Industries Ltd.	800	50
Daiwa House Industry Co., Ltd.	1,000	21
Denso Corp.	800	38
Dentsu, Inc.	900	37
Dowa Holdings Co., Ltd.	1,000	9
Eisai Co., Ltd.	900	38
FamilyMart Co., Ltd.	100	4
FANUC Corp.	800	138
Fast Retailing Co., Ltd.	800	263
Fuji Heavy Industries Ltd.	900	25
FUJIFILM Holdings Corp.	1,000	28
Hino Motors Ltd.	1,000	14
Hitachi Construction Machinery Co., Ltd.	1,000	20
Honda Motor Co., Ltd.	1,700	59
Isetan Mitsukoshi Holdings Ltd.	1,100	14
ITOCHU Corp.	1,300	17
Japan Tobacco, Inc.	14,280	521
JGC Corp.	1,000	30
JTEKT Corp.	900	15
Kao Corp.	8,230	324
KDDI Corp.	1,600	98
Kikkoman Corp.	1,000	21
Kirin Holdings Co., Ltd.	2,200	32
Komatsu Ltd.	1,000	23
Konami Corp.	900	20
Kubota Corp.	1,000	14
Kuraray Co., Ltd.	1,600	20
Kyocera Corp.	1,700	81
Lawson, Inc.	100	7
Marui Group Co., Ltd.	1,300	12
Matsui Securities Co., Ltd.	1,300	13
MEIJI Holdings Co., Ltd.	100	7
Minebea Co., Ltd.	1,000	11
Mitsubishi Corp.	1,100	23
Mitsubishi Electric Corp.	1,000	12
Mitsubishi Estate Co., Ltd.	1,000	25
Mitsubishi Logistics Corp.	1,000	15
Mitsui & Co., Ltd.	1,200	19
Mitsui Fudosan Co., Ltd.	1,000	34

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Japan (cont'd)
Mitsui OSK Lines Ltd.	3,000	$11
Mitsumi Electric Co., Ltd.	1,000	7
NGK Insulators Ltd.	1,000	23
NH Foods Ltd.	1,000	19
Nikon Corp.	900	14
Nippon Kayaku Co., Ltd.	1,000	13
Nissan Chemical Industries Ltd.	1,200	19
Nisshin Seifun Group, Inc.	1,980	24
Nisshinbo Holdings, Inc.	2,000	20
Nissin Foods Holdings Co., Ltd.	100	5
Nitto Denko Corp.	900	42
NSK Ltd.	1,000	13
NTT Data Corp.	900	35
Odakyu Electric Railway Co., Ltd.	2,000	19
OKUMA Corp.	1,000	10
Olympus Corp. (a)	800	28
Panasonic Corp.	900	11
Ricoh Co., Ltd.	1,000	12
Secom Co., Ltd.	900	55
Sekisui House Ltd.	1,100	15
Seven & I Holdings Co., Ltd.	9,620	405
Shin-Etsu Chemical Co., Ltd.	900	55
Shionogi & Co., Ltd.	900	19
Shiseido Co., Ltd.	5,060	92
Shizuoka Bank Ltd. (The)	3,000	32
Showa Shell Sekiyu KK	1,200	14
Softbank Corp.	2,400	179
Sony Corp.	900	15
Sumitomo Corp.	1,400	19
Sumitomo Dainippon Pharma Co., Ltd.	900	10
Sumitomo Electric Industries Ltd.	1,300	18
Sumitomo Metal Mining Co., Ltd.	1,000	16
Sumitomo Realty & Development Co., Ltd.	1,000	43
Suntory Beverage & Food Ltd.	990	39
Suzuki Motor Corp.	900	28
Taiyo Yuden Co., Ltd.	1,100	12
Takeda Pharmaceutical Co., Ltd.	800	37
TDK Corp.	900	42
Terumo Corp.	1,800	40
Tokio Marine Holdings, Inc.	900	30
Tokyo Electron Ltd.	800	54
Tokyo Gas Co., Ltd.	2,000	12
Tokyo Tatemono Co., Ltd.	1,000	9
TOTO Ltd.	1,000	13
Toyo Seikan Group Holdings Ltd.	1,300	20
Toyota Motor Corp.	800	48
Toyota Tsusho Corp.	1,000	29
Trend Micro, Inc.	900	30
Unicharm Corp.	990	59
Yakult Honsha Co., Ltd.	100	5
Yamaha Corp.	1,100	17
Yamato Holdings Co., Ltd.	1,000	21
	Shares	Value (000)
Yaskawa Electric Corp.	1,000	$12
Yokogawa Electric Corp.	1,000	13
Yokohama Rubber Co., Ltd. (The)	1,000	9
		4,628
Netherlands (0.5%)
ASML Holding N.V.	2,250	209
Heineken Holding N.V.	664	44
Heineken N.V.	1,513	109
ING Groep N.V. CVA (a)	22,176	311
Koninklijke Ahold N.V.	6,119	115
Koninklijke Philips N.V.	5,795	184
Unilever N.V. CVA	20,106	880
		1,852
Norway (0.0%)
Orkla ASA	5,007	45
Poland (0.1%)
Jeronimo Martins SGPS SA	16,655	274
Portugal (0.5%)
Altri SGPS SA	6,614	19
Banco BPI SA (a)	36,317	76
Banco Comercial Portugues SA (a)	1,549,388	405
Banco Espirito Santo SA (Registered) (a)	226,160	186
EDP - Energias de Portugal SA	105,046	527
Galp Energia SGPS SA	19,955	366
Mota-Engil SGPS SA	4,012	31
Portucel SA	5,117	24
Portugal Telecom SGPS SA (Registered)	68,142	250
Sonae	22,447	37
Sonaecom - SGPS SA (a)	10,242	25
Zon Optimus SGPS SA	5,018	33
		1,979
South Africa (0.1%)
SABMiller PLC	7,586	440
Spain (0.6%)
Banco Bilbao Vizcaya Argentaria SA	33,010	421
Banco Santander SA	64,341	672
Distribuidora Internacional de Alimentacion SA	3,966	36
EDP Renovaveis SA	22,844	170
Iberdrola SA	36,079	276
Inditex SA	1,370	211
International Consolidated Airlines Group SA (a)	3,776	24
Telefonica SA	24,945	428
		2,238
Sweden (0.0%)
Svenska Cellulosa AB SCA, Class B	3,771	98
Swedish Match AB	1,325	46
		144
Switzerland (0.5%)
Aryzta AG (a)	569	54
Barry Callebaut AG (Registered) (a)	10	14
Coca-Cola HBC AG (a)	3,998	92

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Switzerland (cont'd)
Lindt & Spruengli AG	1	$5
Nestle SA (Registered)	21,553	1,670
		1,835
United Kingdom (1.5%)
Anglo American PLC	1,696	41
ARM Holdings PLC	1,926	29
Associated British Foods PLC	2,759	144
AstraZeneca PLC	1,450	108
Aviva PLC	5,035	44
BAE Systems PLC	5,294	39
Barclays PLC	19,090	70
BG Group PLC	3,981	84
BHP Billiton PLC	2,734	88
BP PLC	21,549	190
British American Tobacco PLC	15,029	895
BT Group PLC	9,820	65
Burberry Group PLC	1,083	27
Centrica PLC	7,519	40
Compass Group PLC	3,497	61
Diageo PLC	19,954	637
Experian PLC	2,111	36
GKN PLC	4,999	31
GlaxoSmithKline PLC	5,632	151
Glencore PLC	11,482	64
HSBC Holdings PLC	21,071	214
Imperial Tobacco Group PLC	7,770	350
J Sainsbury PLC	8,021	43
Legal & General Group PLC	9,937	38
Lloyds Banking Group PLC (a)	56,871	72
Marks & Spencer Group PLC	2,749	20
National Grid PLC	5,325	77
Next PLC	305	34
Pearson PLC	1,258	25
Prudential PLC	3,531	81
Reckitt Benckiser Group PLC	5,092	444
Reed Elsevier PLC	2,928	47
Rio Tinto PLC	1,475	78
Rolls-Royce Holdings PLC (a)	2,609	48
Royal Bank of Scotland Group PLC (a)	3,122	18
Royal Dutch Shell PLC, Class A	7,411	307
Shire PLC	747	58
Signet Jewelers Ltd.	1,174	130
SSE PLC	1,760	47
Standard Chartered PLC	2,445	50
Tate & Lyle PLC	3,009	35
Tesco PLC	66,037	321
Tullow Oil PLC	1,439	21
Unilever PLC	10,138	460
Vodafone Group PLC	29,966	100
Whitbread PLC	346	26
WM Morrison Supermarkets PLC	14,335	45
	Shares	Value (000)
Wolseley PLC	817	$45
WPP PLC	2,179	48
		6,126
United States (10.4%)
3M Co.	1,100	158
AAON, Inc.	2,361	79
Aaron's, Inc.	3,650	130
Abbott Laboratories	2,700	110
AbbVie, Inc.	2,200	124
Accenture PLC, Class A	1,000	81
Actavis plc (a)	400	89
Actuant Corp., Class A	3,782	131
Acuity Brands, Inc.	955	132
Adobe Systems, Inc. (a)	1,200	87
Advance Auto Parts, Inc.	987	133
Air Products & Chemicals, Inc.	800	103
Alexander & Baldwin, Inc.	3,097	128
Alexion Pharmaceuticals, Inc. (a)	300	47
Allegion PLC	2,216	126
Allergan, Inc.	1,380	234
Altria Group, Inc.	15,703	659
Amazon.com, Inc. (a)	500	162
Amcor Ltd.	900	9
American Express Co.	1,400	133
American International Group, Inc.	2,200	120
AmerisourceBergen Corp.	1,400	102
AMETEK, Inc.	2,388	125
Amgen, Inc.	1,000	118
Anadarko Petroleum Corp.	2,258	247
Analog Devices, Inc.	2,700	146
Analogic Corp.	1,192	93
Apple, Inc.	7,700	716
Applied Materials, Inc.	4,300	97
ArcBest Corp.	3,031	132
Arch Coal, Inc.	34,444	126
Archer-Daniels-Midland Co.	3,597	159
AT&T, Inc.	5,800	205
AutoZone, Inc. (a)	200	107
Avon Products, Inc.	2,365	35
Balchem Corp.	1,938	104
Bank of America Corp.	21,733	334
Belden, Inc.	1,701	133
Berkshire Hathaway, Inc., Class B (a)	2,100	266
Biogen Idec, Inc. (a)	300	95
Blackhawk Network Holdings, Inc. (a)	204	6
Boeing Co. (The)	1,000	127
Boston Properties, Inc. REIT	1,000	118
Bristol-Myers Squibb Co.	2,300	112
Brown-Forman Corp., Class B	602	57
Bunge Ltd.	1,036	78
Cabot Oil & Gas Corp.	3,632	124
Callaway Golf Co.	10,897	91

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
Campbell Soup Co.	1,258	$58
Cantel Medical Corp.	1,534	56
Capital One Financial Corp.	1,100	91
Cash America International, Inc.	2,890	128
Caterpillar, Inc.	1,100	120
CBS Corp., Class B	1,400	87
Celgene Corp. (a)	1,200	103
Chevron Corp.	2,200	287
Chubb Corp. (The)	2,000	184
Church & Dwight Co., Inc.	653	46
Cigna Corp.	1,405	129
Cimarex Energy Co.	899	129
CIRCOR International, Inc.	1,069	82
Cisco Systems, Inc.	6,600	164
Citigroup, Inc.	6,579	310
Clorox Co. (The)	2,426	222
Coca-Cola Co.	28,090	1,190
Coca-Cola Enterprises, Inc.	1,472	70
Colgate-Palmolive Co.	5,318	363
Comcast Corp., Class A	3,300	177
ConAgra Foods, Inc.	2,319	69
ConocoPhillips	1,800	154
CONSOL Energy, Inc.	2,714	125
Consolidated Edison, Inc.	2,900	167
Constellation Brands, Inc., Class A (a)	1,096	97
Cooper Cos., Inc. (The)	941	128
Costco Wholesale Corp.	3,728	429
CR Bard, Inc.	911	130
Crown Castle International Corp.	1,000	74
CST Brands, Inc.	3,724	129
Cubic Corp.	2,907	129
CVS Caremark Corp.	8,962	675
Cytec Industries, Inc.	1,237	130
D.R. Horton, Inc.	5,382	132
Danaher Corp.	1,597	126
Deere & Co.	1,200	109
Delta Air Lines, Inc.	5,606	217
Deltic Timber Corp.	786	48
DENTSPLY International, Inc.	2,708	128
Dow Chemical Co. (The)	2,100	108
Dr. Pepper Snapple Group, Inc.	1,251	73
DTE Energy Co.	2,600	202
Eagle Materials, Inc.	1,341	126
eBay, Inc. (a)	1,600	80
EI du Pont de Nemours & Co.	1,800	118
EMC Corp.	3,900	103
EMCOR Group, Inc.	2,886	129
Emerson Electric Co.	2,100	139
Encore Wire Corp.	939	46
Energen Corp.	1,432	127
Energizer Holdings, Inc.	241	29
EnerSys	1,824	126
	Shares	Value (000)
Ensco PLC, Class A	1,700	$94
EOG Resources, Inc.	2,293	268
EQT Corp.	1,179	126
Estee Lauder Cos., Inc. (The), Class A	1,386	103
Express Scripts Holding Co. (a)	1,200	83
Exxon Mobil Corp.	5,100	513
Facebook, Inc., Class A (a)	2,000	135
Fair Isaac Corp.	2,085	133
FedEx Corp.	1,663	252
FEI Co.	1,446	131
Financial Engines, Inc.	2,639	120
Fiserv, Inc. (a)	2,100	127
Ford Motor Co.	6,200	107
Freeport-McMoRan Copper & Gold, Inc.	2,200	80
General Electric Co.	12,300	323
General Mills, Inc.	5,929	312
General Motors Co.	2,300	84
Gilead Sciences, Inc. (a)	2,000	166
Global Payments, Inc.	1,793	131
Goldman Sachs Group, Inc. (The)	800	134
Google, Inc., Class A (a)	300	175
Google, Inc., Class C (a)	300	173
Green Plains, Inc.	3,928	129
Halliburton Co.	2,200	156
Health Care REIT, Inc.	1,900	119
Heartland Express, Inc.	5,926	126
Herbalife Ltd.	344	22
Hershey Co. (The)	1,061	103
Hewlett-Packard Co.	2,600	88
Home Depot, Inc.	1,900	154
Honeywell International, Inc.	1,300	121
Hormel Foods Corp.	1,019	50
Ingersoll-Rand PLC	1,900	119
Intel Corp.	6,200	192
Interface, Inc.	6,082	115
International Business Machines Corp.	1,200	218
International Speedway Corp., Class A	1,604	53
Invacare Corp.	2,079	38
JM Smucker Co. (The)	425	45
Johnson & Johnson	3,300	345
Johnson Controls, Inc.	1,500	75
Jones Lang LaSalle, Inc.	1,023	129
JPMorgan Chase & Co.	4,600	265
KB Home	7,333	137
Kellogg Co.	1,469	97
Keurig Green Mountain, Inc.	776	97
KeyCorp	9,200	132
Kimberly-Clark Corp.	2,179	242
Kraft Foods Group, Inc.	3,405	204
Kroger Co. (The)	2,951	146
Landstar System, Inc.	2,019	129
Lennar Corp., Class A	3,138	132
Lithia Motors, Inc., Class A	1,377	130

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
Loews Corp.	2,936	$129
Lorillard, Inc.	1,939	118
Lowe's Cos., Inc.	2,000	96
Marathon Petroleum Corp.	900	70
Mastercard, Inc., Class A	3,432	252
MAXIMUS, Inc.	3,024	130
McCormick & Co., Inc.	588	42
McDonald's Corp.	1,500	151
McKesson Corp.	1,190	222
Mead Johnson Nutrition Co.	1,251	117
Medtronic, Inc.	2,200	140
Merck & Co., Inc.	3,600	208
MetLife, Inc.	2,400	133
Micron Technology, Inc. (a)	2,000	66
Microsoft Corp.	9,000	375
Minerals Technologies, Inc.	1,970	129
Molson Coors Brewing Co., Class B	1,041	77
Mondelez International, Inc., Class A	13,178	496
Monsanto Co.	800	100
Monster Beverage Corp. (a)	792	56
Nabors Industries Ltd.	4,562	134
Netflix, Inc. (a)	100	44
NIKE, Inc., Class B	1,700	132
Noble Energy, Inc.	3,022	234
Nucor Corp.	2,000	99
Occidental Petroleum Corp.	1,200	123
Olympic Steel, Inc.	401	10
Oracle Corp.	4,300	174
Parker Hannifin Corp.	900	113
PepsiCo, Inc.	10,981	981
PerkinElmer, Inc.	2,726	128
Perrigo Co., PLC	894	130
Pfizer, Inc.	7,700	229
Philip Morris International, Inc.	11,935	1,006
Phillips 66	1,200	97
Pioneer Natural Resources Co.	953	219
Power Integrations, Inc.	2,202	127
PPG Industries, Inc.	600	126
Precision Castparts Corp.	488	123
Priceline Group, Inc. (a)	100	120
PrivateBancorp, Inc.	4,388	128
Procter & Gamble Co. (The)	19,369	1,522
ProLogis, Inc. REIT	2,800	115
Prudential Financial, Inc.	1,400	124
PVH Corp.	1,121	131
QEP Resources, Inc.	3,764	130
QUALCOMM, Inc.	2,100	166
Range Resources Corp.	1,453	126
Raytheon Co.	1,000	92
Regeneron Pharmaceuticals, Inc. (a)	100	28
Republic Services, Inc.	2,900	110
Reynolds American, Inc.	1,863	112
Roper Industries, Inc.	1,668	244
	Shares	Value (000)
Ryland Group, Inc. (The)	3,328	$131
Safeway, Inc.	1,393	48
Salesforce.com, Inc. (a)	1,100	64
Schlumberger Ltd.	1,800	212
SM Energy Co.	1,564	132
Sonic Automotive, Inc., Class A	4,957	132
Southwest Airlines Co.	4,783	128
Standex International Corp.	781	58
Starbucks Corp.	1,400	108
Starwood Hotels & Resorts Worldwide, Inc.	1,100	89
Stewart Information Services Corp.	3,172	98
SunTrust Banks, Inc.	2,900	116
Sysco Corp.	3,316	124
T. Rowe Price Group, Inc.	1,600	135
Target Corp.	2,200	128
Terex Corp.	3,177	131
Textron, Inc.	3,277	126
Thermo Fisher Scientific, Inc.	1,080	127
Time Warner Cable, Inc.	600	88
Time Warner, Inc.	1,700	119
Time, Inc. (a)	212	5
Titan International, Inc.	7,975	134
TJX Cos., Inc. (The)	2,000	106
Towers Watson & Co., Class A	1,219	127
Trinity Industries, Inc.	3,041	133
Triumph Group, Inc.	1,799	126
Twenty-First Century Fox, Inc.	7,294	257
Tyson Foods, Inc., Class A	1,671	63
UniFirst Corp.	1,254	133
Union Pacific Corp.	1,600	160
United Parcel Service, Inc., Class B	1,200	123
United Technologies Corp.	1,100	127
UnitedHealth Group, Inc.	1,600	131
Universal Health Services, Inc., Class B	1,306	125
UTi Worldwide, Inc. (a)	12,847	133
Valero Energy Corp.	1,500	75
Valmont Industries, Inc.	797	121
Ventas, Inc. REIT	1,700	109
Verizon Communications, Inc.	4,844	237
Visa, Inc., Class A	700	148
Vulcan Materials Co.	1,964	125
Wabtec Corp.	1,543	127
Wal-Mart Stores, Inc.	11,133	836
Walgreen Co.	6,641	492
Walt Disney Co. (The)	2,100	180
WellPoint, Inc.	900	97
Wells Fargo & Co.	5,600	294
Whole Foods Market, Inc.	2,109	81
Woodward, Inc.	2,579	129
World Fuel Services Corp.	2,685	132
WW Grainger, Inc.	400	102
Xcel Energy, Inc.	6,100	197
Yahoo!, Inc. (a)	1,800	63

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares		Value (000)
United States (cont'd)
Zimmer Holdings, Inc.		1,300	$135
Zions Bancorporation		4,282	126
			41,971
Total Common Stocks (Cost $72,888)			77,201
	No. of Rights
Rights (0.0%)
Portugal (0.0%)
Mota Engil SGPS (a)(b) (Cost $—)		1,396	1
	Shares
Investment Companies (0.5%)
United Kingdom (0.5%)
ETFS Daily Short Copper (a)		70,400	2,144
United States (0.0%)
SPDR S&P 500 ETF Trust		303	59
Total Investment Companies (Cost $2,343)			2,203
	Face Amount (000)
Fixed Income Securities (5.4%)
Greece (1.8%)
Sovereign (1.8%)
Hellenic Republic Government Bond, 2.00%, 2/24/23 - 2/24/42 (c)	EUR	6,891	7,050
Portugal (2.9%)
Sovereign (2.9%)
Portugal Obrigacoes do Tesouro OT, 5.65%, 2/15/24 (d)		4,100	6,528
4.20%, 10/15/16 (d)		3,523	5,167
			11,695
Spain (0.7%)
Sovereign (0.7%)
Spain Government Bond, 3.15%, 1/31/16		972	1,388
3.25%, 4/30/16		972	1,399
			2,787
Total Fixed Income Securities (Cost $18,864)			21,532
	Shares
Short-Term Investments (68.3%)
Investment Company (66.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $269,939)		269,939,302	269,939
	Face Amount (000)	Value (000)
U.S. Treasury Securities (1.4%)
U.S. Treasury Bills, 0.04%, 8/21/14 (e)(f)	$1,759	$1,759
0.05%, 8/21/14 (e)(f)	1,646	1,646
0.07%, 8/21/14 (e)(f)	1,718	1,718
0.08%, 8/21/14 (e)(f)	373	373
Total U.S. Treasury Securities (Cost $5,496)		5,496
Total Short-Term Investments (Cost $275,435)		275,435
Total Investments (93.3%) (Cost $369,530) (g)		376,372
Other Assets in Excess of Liabilities (6.7%)		27,232
Net Assets (100.0%)		$403,604

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at June 30, 2014.

(c)  Multi-step coupon rate changes in predetermined increments to maturity. Rate disclosed is as of June 30, 2014. Maturity date disclosed is the ultimate maturity date.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Rate shown is the yield to maturity at June 30, 2014.

(f)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

SPDR  Standard & Poor's Depository Receipt.

EUR — Euro
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at June 30, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CHF	6,125	$6,907	7/17/14	USD	6,806	$6,806	$(101)
Bank of America NA	EUR	2,943	4,031	7/17/14	USD	3,987	3,987	(44)
Bank of America NA	GBP	3,360	5,750	7/17/14	USD	5,701	5,701	(49)
Bank of America NA	JPY	81,671	806	7/17/14	USD	799	799	(7)
Bank of America NA	USD	488	488	7/17/14	BRL	1,103	497	9
Bank of America NA	USD	2,214	2,214	7/17/14	BRL	4,900	2,209	(5)
Bank of Montreal	TRY	1,805	849	7/17/14	USD	833	833	(16)
Bank of New York Mellon	EUR	9,583	13,123	7/17/14	USD	12,981	12,981	(142)
Barclays Bank PLC	AUD	10,019	9,437	7/17/14	USD	9,336	9,336	(101)
Barclays Bank PLC	CLP	4,971,986	8,977	7/17/14	USD	8,946	8,946	(31)
Barclays Bank PLC	CLP	296,703	536	7/17/14	USD	536	536	— @
Barclays Bank PLC	USD	357	357	7/17/14	INR	21,422	355	(2)
Barclays Bank PLC	USD	702	702	7/17/14	KRW	717,454	708	6
Barclays Bank PLC	USD	383	383	7/17/14	KRW	387,137	383	(— @)
Citibank NA	EUR	6,277	8,596	7/17/14	USD	8,503	8,503	(93)
Citibank NA	USD	327	327	7/17/14	GBP	193	330	3
Citibank NA	USD	15,382	15,382	7/17/14	JPY	1,571,255	15,512	130
Citibank NA	USD	1,413	1,413	7/17/14	JPY	143,139	1,413	— @
Commonwealth Bank of Australia	AUD	41,064	38,679	7/17/14	USD	38,264	38,264	(415)
Commonwealth Bank of Australia	USD	2,594	2,594	7/17/14	AUD	2,751	2,592	(2)
Credit Suisse International	GBP	2,082	3,564	7/17/14	USD	3,533	3,533	(31)
Deutsche Bank AG	JPY	673,480	6,649	7/17/14	USD	6,593	6,593	(56)
Deutsche Bank AG	USD	1,071	1,071	7/17/14	CHF	964	1,087	16
Deutsche Bank AG	USD	818	818	7/17/14	GBP	482	825	7
Deutsche Bank AG	USD	2,723	2,723	7/17/14	GBP	1,593	2,725	2
Goldman Sachs International	AUD	10,019	9,437	7/17/14	USD	9,335	9,335	(102)
Goldman Sachs International	EUR	52,587	72,011	7/17/14	USD	71,231	71,231	(780)
Goldman Sachs International	HKD	11,583	1,494	7/17/14	USD	1,494	1,494	— @
Goldman Sachs International	HKD	4,172	538	7/17/14	USD	538	538	— @
Goldman Sachs International	USD	2,264	2,264	7/17/14	CHF	2,037	2,297	33
Goldman Sachs International	USD	1,056	1,056	7/17/14	EUR	777	1,064	8
Goldman Sachs International	USD	2,065	2,065	7/17/14	GBP	1,217	2,083	18
Goldman Sachs International	USD	169	169	7/17/14	SEK	1,125	168	(1)
JPMorgan Chase Bank NA	NZD	21,947	19,190	7/17/14	USD	18,945	18,945	(245)
JPMorgan Chase Bank NA	USD	395	395	7/17/14	TWD	11,827	396	1
JPMorgan Chase Bank NA	USD	463	463	7/17/14	TWD	13,832	463	— @
JPMorgan Chase Bank NA	ZAR	2,330	218	7/17/14	USD	214	214	(4)
Northern Trust Company	EUR	8,772	12,013	7/17/14	USD	11,883	11,883	(130)
Northern Trust Company	JPY	85,550	844	7/17/14	USD	837	837	(7)
Royal Bank of Scotland PLC	EUR	12,092	16,559	7/17/14	USD	16,379	16,379	(180)
Royal Bank of Scotland PLC	USD	995	995	7/17/14	BRL	2,247	1,012	17
Royal Bank of Scotland PLC	USD	26,221	26,221	7/17/14	JPY	2,678,334	26,442	221
Royal Bank of Scotland PLC	USD	528	528	7/17/14	MXN	6,928	534	6
State Street Bank and Trust Co.	EUR	1,395	1,911	7/17/14	USD	1,890	1,890	(21)
State Street Bank and Trust Co.	HKD	6,608	853	7/17/14	USD	853	853	— @
State Street Bank and Trust Co.	SEK	2,882	432	7/17/14	USD	434	434	2
State Street Bank and Trust Co.	USD	4,816	4,816	7/17/14	CHF	4,333	4,887	71
State Street Bank and Trust Co.	USD	13,621	13,621	7/17/14	EUR	9,995	13,687	66
State Street Bank and Trust Co.	USD	798	798	7/17/14	GBP	470	805	7
UBS AG	CHF	22	24	7/17/14	USD	24	24	(— @)
UBS AG	CHF	1,893	2,135	7/17/14	USD	2,135	2,135	(— @)
UBS AG	EUR	1,275	1,745	7/17/14	USD	1,726	1,726	(19)
UBS AG	EUR	6,110	8,367	7/17/14	USD	8,366	8,366	(1)
UBS AG	JPY	270,459	2,670	7/17/14	USD	2,648	2,648	(22)
UBS AG	RUB	5,681	167	7/17/14	USD	164	164	(3)
UBS AG	SEK	553	83	7/17/14	USD	83	83	— @
UBS AG	USD	1,775	1,775	7/17/14	EUR	1,306	1,789	14
UBS AG	USD	871	871	7/17/14	EUR	640	877	6

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	USD	1,537	$1,537	7/17/14	EUR	1,129	$1,546	$9
UBS AG	USD	1,990	1,990	7/17/14	GBP	1,173	2,007	17
UBS AG	USD	771	771	7/17/14	HKD	5,976	771	(—	@)
UBS AG	USD	797	797	7/17/14	TRY	1,725	812	15
UBS AG	USD	623	623	7/17/14	ZAR	6,778	636	13
			$348,822				$346,909	$(1,913)

Futures Contracts:

The Portfolio had the following futures contracts open at June 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Australian 10 yr. Bond (Australia)	47	$5,339	Sep-14	$108
CAC 40 Index (France)	2	121	Jul-14	(3)
Euro BTP Italian Government Bond (Italy)	24	4,146	Sep-14	142
Euro OAT (Germany)	28	5,388	Sep-14	103
Euro Stoxx 50 Index (Germany)	910	40,273	Sep-14	(512)
FTSE 100 Index (United Kingdom)	53	6,087	Sep-14	(46)
FTSE MIB Index (Italy)	35	5,105	Sep-14	(164)
IBEX 35 Index (Spain)	34	5,054	Jul-14	(48)
NIKKEI 225 Index (Japan)	264	19,760	Sep-14	(32)
S&P 500 E MINI Index (United States)	719	70,189	Sep-14	286
SPI 200 Index (Australia)	23	2,903	Sep-14	(16)
UK Long Gilt Bond (United Kingdom)	28	5,267	Sep-14	(43)
Short:
Copper High Grade Index (United States)	95	(7,608)	Sep-14	(138)
FTSE 100 Index (United Kingdom)	65	(9,688)	Jul-14	(139)
German Euro Bund (Germany)	331	(66,630)	Sep-14	(691)
Hang Seng Index (Hong Kong)	445	(29,403)	Jul-14	(340)
MSCI Emerging Market E Mini (United States)	189	(9,835)	Sep-14	15
U.S. Treasury 10 yr. Note (United States)	661	(82,739)	Sep-14	(321)
				$(1,839)

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at June 30, 2014:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	MSCI World/Energy Equipment Index	$10,861	3 Month USD LIBOR minus 0.35%	Pay	5/5/15	$(1,106)
Bank of America NA	MSCI World/Energy Equipment Index	1,339	3 Month USD LIBOR minus 0.35%	Pay	5/5/15	(152)
Bank of America NA	MSCI World/Energy Equipment Index	700	3 Month USD LIBOR minus 0.35%	Pay	5/5/15	(73)
Bank of America NA	MSCI World/Energy Equipment Index	5,640	3 Month USD LIBOR minus 0.35%	Pay	5/5/15	(266)
Barclays Bank PLC	Barclays Custom International Retail Basket	488	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	(21)
Barclays Bank PLC	Barclays Custom International Retail Basket	1,614	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	(11)
Barclays Bank PLC	Barclays Custom International Retail Basket	809	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	(4)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Custom International Retail Basket	$1,416	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	$(9)
Barclays Bank PLC	Barclays Custom International Retail Basket	849	3 Month USD LIBOR minus 0.25%	Pay	2/4/15	10
Barclays Bank PLC	Barclays Custom International Retail Basket	1,023	3 Month USD LIBOR minus 0.25%	Pay	2/4/15	(—	@)
Barclays Bank PLC	MSCI U.S. REIT Index	18,685	3 Month USD LIBOR plus 0.05%	Pay	6/15/15	(154)
Barclays Bank PLC	MSCI U.S. REIT Index	959	3 Month USD LIBOR plus 0.05%	Pay	6/15/15	(3)
Barclays Bank PLC	Barclays Custom International Retail Basket	268	3 Month USD LIBOR minus 0.65%	Pay	10/21/14	—	@
Barclays Bank PLC	Barclays Custom International Retail Basket	1,604	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	2
Barclays Bank PLC	Barclays Custom International Retail Basket	289	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	—	@
Barclays Bank PLC	Barclays Custom International Retail Basket	597	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	1
Barclays Bank PLC	Barclays Custom International Retail Basket	206	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	—	@
Barclays Bank PLC	Barclays Custom International Retail Basket	422	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	—	@
Barclays Bank PLC	Barclays Custom International Retail Basket	1,880	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	2
Barclays Bank PLC	Barclays Custom International Retail Basket	1,369	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	1
Barclays Bank PLC	Barclays Custom International Retail Basket	686	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	1
Barclays Bank PLC	Barclays Custom International Retail Basket	1,774	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	2
Barclays Bank PLC	Barclays Custom International Retail Basket	717	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	1
Barclays Bank PLC	Barclays Custom International Retail Basket	623	3 Month USD LIBOR minus 0.80%	Pay	10/23/14	1
Barclays Bank PLC	Barclays Custom International Retail Basket	809	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	1
Barclays Bank PLC	Barclays Custom International Retail Basket	1,236	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	1
Barclays Bank PLC	Barclays Custom International Retail Basket	1,140	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	1
Barclays Bank PLC	Barclays Custom International Retail Basket	1,932	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	2
Barclays Bank PLC	Barclays Custom International Retail Basket	646	3 Month USD LIBOR minus 0.25%	Pay	2/4/15	22
Barclays Bank PLC	Barclays Custom International Retail Basket	1,057	3 Month USD LIBOR minus 0.25%	Pay	2/4/15	27
Barclays Bank PLC	Barclays Custom International Retail Basket	724	3 Month USD LIBOR minus 0.25%	Pay	2/4/15	21
Barclays Bank PLC	Barclays Custom International Retail Basket	1,356	3 Month USD LIBOR minus 0.25%	Pay	2/4/15	39
Barclays Bank PLC	Barclays Custom International Retail Basket	907	3 Month USD LIBOR minus 0.25%	Pay	2/4/15	26
Barclays Bank PLC	Barclays Custom International Retail Basket	1,540	3 Month USD LIBOR minus 0.25%	Pay	2/4/15	44

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Notional Amount (000)		Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank AG	MSCI China Banks Index	HKD	24,092	3 Month HKD HIBOR minus 0.35%	Pay	2/16/15	$(299)
Deutsche Bank AG	MSCI China Banks Index		13,619	3 Month HKD HIBOR minus 0.35%	Pay	2/16/15	(195)
Deutsche Bank AG	MSCI China Banks Index		25,784	3 Month HKD HIBOR minus 0.35%	Pay	2/17/15	(320)
Deutsche Bank AG	MSCI China Banks Index		3,271	3 Month HKD HIBOR minus 0.25%	Pay	2/18/15	(40)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		$779	3 Month USD LIBOR minus 0.28%	Pay	8/20/14	(13)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		2,760	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(43)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		711	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(13)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		964	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(21)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		1,208	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(2)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		2,790	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(51)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		431	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(8)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		482	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(9)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		249	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(4)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		485	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(9)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		2,128	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(39)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		1,471	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(27)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		732	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(13)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		2,076	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(39)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		385	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(7)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		767	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(14)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		1,641	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(31)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		1,252	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(23)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index		2,129	3 Month USD LIBOR minus 0.28%	Pay	8/21/14	(40)
Goldman Sachs International	Goldman Sachs Custom U.K. Real Estate Index	GBP	3,241	3 Month GBP LIBOR minus 0.18%	Pay	5/4/15	124
Goldman Sachs International	Goldman Sachs Custom U.K. Real Estate Index		502	3 Month GBP LIBOR minus 0.18%	Pay	5/4/15	(24)
Goldman Sachs International	Goldman Sachs Custom U.K. Real Estate Index		499	3 Month GBP LIBOR minus 0.18%	Pay	5/5/15	34
Goldman Sachs International	Goldman Sachs Custom Miners Index		$9,193	3 Month USD LIBOR minus 0.51%	Pay	6/10/15	(252)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Notional Amount (000)		Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	Goldman Sachs Custom Miners Index		$632	3 Month USD LIBOR minus 0.51%	Pay	6/10/15	$(6)
Goldman Sachs International	Goldman Sachs Custom Client Basket		11,900	3 Month USD LIBOR minus 0.23%	Pay	6/30/15	(94)
JPMorgan Chase Bank NA	MSCI China Banks Index	HKD	5,597	3 Month HKD HIBOR minus 0.30%	Pay	11/26/14	(57)
JPMorgan Chase Bank NA	MSCI China Banks Index		551	3 Month HKD HIBOR minus 0.25%	Pay	11/26/14	(4)
JPMorgan Chase Bank NA	MSCI China Banks Index		4,578	3 Month HKD HIBOR minus 0.25%	Pay	11/26/14	(36)
JPMorgan Chase Bank NA	MSCI China Banks Index		2,876	3 Month HKD HIBOR minus 0.25%	Pay	11/26/14	(23)
JPMorgan Chase Bank NA	MSCI China Banks Index		16,853	3 Month HKD HIBOR minus 0.30%	Pay	11/26/14	(137)
JPMorgan Chase Bank NA	JPMorgan Chase Custom China Real Estate Index		4,797	3 Month HKD HIBOR minus 0.40%	Pay	4/28/15	29
JPMorgan Chase Bank NA	JPMorgan Chase Custom China Real Estate Index		875	3 Month HKD LIBOR minus 0.40%	Pay	4/28/15	6
JPMorgan Chase Bank NA	JPMorgan Chase Custom Aerospace Manufacturing Index		$18,869	3 Month USD LIBOR minus 0.26%	Pay	6/29/15	273
JPMorgan Chase Bank NA	JPMorgan Chase Custom Aerospace Manufacturing Index		11,871	3 Month USD LIBOR minus 0.26%	Pay	6/30/15	(96)
JPMorgan Chase Bank NA	JPMorgan Chase Custom Airline Index		3,928	3 Month USD LIBOR minus 0.29%	Pay	7/3/15	12
							$(3,105)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at June 30, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation†
Deutsche Bank AG Australian Government	Buy	$1,786	1.00%	2/5/19	$(58)	$(5)	$(63)	AAA
Bank of America NA People's Republic of China	Buy	273	1.00	9/20/19	(2)	(1)	(3)	AA-
Bank of America NA People's Republic of China	Buy	1,503	1.00	9/20/19	(14)	(4)	(18)	AA-
Barclays Bank PLC People's Republic of China	Buy	2,879	1.00	9/20/19	(25)	(9)	(34)	AA-
Barclays Bank PLC People's Republic of China	Buy	1,376	1.00	9/20/19	(12)	(4)	(16)	AA-
Deutsche Bank AG People's Republic of China	Buy	2,923	1.00	9/20/19	(39)	4	(35)	AA-
Deutsche Bank AG Australian Government	Buy	4,315	1.00	9/20/19	(141)	(11)	(152)	AAA
Deutsche Bank AG Australian Government	Buy	290	1.00	9/20/19	(10)	(— @)	(10)	AAA
Deutsche Bank AG People's Republic of China	Buy	1,137	1.00	9/20/19	(12)	(2)	(14)	AA-
Deutsche Bank AG Australian Government	Buy	2,584	1.00	9/20/19	(85)	(6)	(91)	AAA
Deutsche Bank AG Australian Government	Buy	1,585	1.00	9/20/19	(52)	(4)	(56)	AAA
Goldman Sachs International People's Republic of China	Buy	1,101	1.00	9/20/19	(11)	(2)	(13)	AA-

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Credit Default Swap Agreements (cont'd):

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Payment (Received) (000)	Appreciation (Depreciation) (000)	Value (000)	Rating of Reference Obligation†
Goldman Sachs International Australian Government	Buy	$569	1.00%	9/20/19	$(18)	$(2)	$(20)	AAA
Goldman Sachs International People's Republic of China	Buy	1,426	1.00	9/20/19	(14)	(3)	(17)	AA-
Goldman Sachs International Australian Government	Buy	2,548	1.00	9/20/19	(81)	(8)	(89)	AAA
JPMorgan Chase Bank NA People's Republic of China	Buy	3,660	1.00	9/20/19	(37)	(7)	(44)	AA-
		$29,955			$(611)	$(64)	$(675)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at June 30, 2014:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.50%	5/28/16		$180,280	$111
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.51	4/16/16		79,240	(50)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.57	5/7/16		79,390	(109)
Morgan Stanley & Co., LLC*	6 Month LIBOR	Pay	1.10	5/23/16	GBP	107,054	(529)
							$(577)

HIBOR  Hong Kong Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

OAT    Obligations Assimilables du Trésor (French Treasury Obligation).

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CHF  —  Swiss Franc

CLP  —  Chilean Peso

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

NZD  —  New Zealand Dollar

RUB  —  Russian Ruble

SEK  —  Swedish Krona

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	73.2%
Other*	21.1
Sovereign	5.7
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $375,535,000 with net unrealized depreciation of approximately $1,839,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $1,913,000 and does not include open swap agreements with net unrealized depreciation of approximately $3,746,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Multi-Asset Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $99,591)	$106,433
Investment in Security of Affiliated Issuer, at Value (Cost $269,939)	269,939
Total Investments in Securities, at Value (Cost $369,530)	376,372
Foreign Currency, at Value (Cost $1,785)	1,792
Receivable for Portfolio Shares Sold	16,630
Receivable for Variation Margin on Futures Contracts	14,696
Receivable for Investments Sold	944
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	697
Unrealized Appreciation on Swap Agreements	687
Interest Receivable	352
Dividends Receivable	106
Tax Reclaim Receivable	22
Receivable from Affiliate	15
Other Assets	86
Total Assets	412,399
Liabilities:
Unrealized Depreciation on Swap Agreements	3,856
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2,610
Payable for Portfolio Shares Redeemed	675
Payable for Advisory Fees	626
Premium Received on Open Swap Agreements	611
Payable for Investments Purchased	200
Payable for Variation Margin on Swap Agreements	107
Payable for Professional Fees	37
Payable for Shareholder Services Fees — Class A	8
Payable for Distribution and Shareholder Services Fees — Class L	23
Payable for Administration Fees	25
Payable for Transfer Agent Fees — Class I	— @
Payable for Transfer Agent Fees — Class A	— @
Payable for Transfer Agent Fees — Class L	— @
Other Liabilities	17
Total Liabilities	8,795
Net Assets	$403,604
Net Assets Consist Of:
Paid-in-Capital	$408,946
Accumulated Net Investment Income	1,347
Accumulated Net Realized Loss	(6,044)
Unrealized Appreciation (Depreciation) on:
Investments	6,842
Futures Contracts	(1,839)
Swap Agreements	(3,746)
Foreign Currency Forward Exchange Contracts	(1,913)
Foreign Currency Translations	11
Net Assets	$403,604

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Multi-Asset Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$328,556
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	28,302,472
Net Asset Value, Offering and Redemption Price Per Share	$11.61
CLASS A:
Net Assets	$36,042
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,121,759
Net Asset Value, Redemption Price Per Share	$11.55
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.64
Maximum Offering Price Per Share	$12.19
CLASS L:
Net Assets	$39,006
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,416,728
Net Asset Value, Offering and Redemption Price Per Share	$11.42

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Multi-Asset Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $121 of Foreign Taxes Withheld)	$1,266
Interest from Securities of Unaffiliated Issuers	988
Dividends from Security of Affiliated Issuer (Note G)	52
Total Investment Income	2,306
Expenses:
Advisory Fees (Note B)	1,174
Custodian Fees (Note F)	233
Shareholder Services Fees — Class A (Note D)	34
Distribution and Shareholder Services Fees — Class L (Note D)	102
Administration Fees (Note C)	111
Professional Fees	73
Registration Fees	37
Pricing Fees	30
Shareholder Reporting Fees	20
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Directors' Fees and Expenses	2
Sub Transfer Agency Fees	1
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	4
Total Expenses	1,824
Waiver of Advisory Fees (Note B)	(166)
Rebate from Morgan Stanley Affiliate (Note G)	(94)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Net Expenses	1,563
Net Investment Income	743
Realized Gain (Loss):
Investments Sold	4,332
Foreign Currency Forward Exchange Contracts	(1,033)
Foreign Currency Transactions	(53)
Futures Contracts	105
Swap Agreements	(8,299)
Net Realized Loss	(4,948)
Change in Unrealized Appreciation (Depreciation):
Investments	4,596
Foreign Currency Forward Exchange Contracts	(1,951)
Foreign Currency Translations	4
Futures Contracts	(3,263)
Swap Agreements	(3,110)
Net Change in Unrealized Appreciation (Depreciation)	(3,724)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(8,672)
Net Decrease in Net Assets Resulting from Operations	$(7,929)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Multi-Asset Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$743	$80
Net Realized Gain (Loss)	(4,948)	2,929
Net Change in Unrealized Appreciation (Depreciation)	(3,724)	2,666
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,929)	5,675
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(2,922)
Class A:
Net Realized Gain	—	(486)
Class L:
Net Realized Gain	—	(284)
Total Distributions	—	(3,692)
Capital Share Transactions:(1)
Class I:
Subscribed	264,103	87,746
Distributions Reinvested	—	2,198
Redeemed	(36,614)	(5,089)
Class A:
Subscribed	30,435	10,442
Distributions Reinvested	—	413
Conversion from Class H	—	3,779
Redeemed	(7,151)	(1,164)
Class H*:
Subscribed	—	3,539 **
Conversion to Class A	—	(3,779)**
Redeemed	—	(521)**
Class L:
Subscribed	31,266	9,771
Distributions Reinvested	—	279
Redeemed	(919)	(795)
Net Increase in Net Assets Resulting from Capital Share Transactions	281,120	106,819
Total Increase in Net Assets	273,191	108,802
Net Assets:
Beginning of Period	130,413	21,611
End of Period (Including Accumulated Undistributed Net Investment Income of $1,347 and $604)	$403,604	$130,413

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Multi-Asset Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	22,201	7,456
Shares Issued on Distributions Reinvested	—	190
Shares Redeemed	(3,102)	(433)
Net Increase in Class I Shares Outstanding	19,099	7,213
Class A:
Shares Subscribed	2,574	883
Shares Issued on Distributions Reinvested	—	36
Conversion from Class H	—	326
Shares Redeemed	(608)	(99)
Net Increase in Class A Shares Outstanding	1,966	1,146
Class H*:
Shares Subscribed	—	306 **
Conversion to Class A	—	(326)**
Shares Redeemed	—	(46)**
Net Decrease in Class H Shares Outstanding	—	(66)
Class L:
Shares Subscribed	2,671	836
Shares Issued on Distributions Reinvested	—	24
Shares Redeemed	(80)	(68)
Net Increase in Class L Shares Outstanding	2,591	792

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Multi-Asset Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.68		$10.30	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04		0.03	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.11)		1.84	0.47
Total from Investment Operations	(0.07)		1.87	0.45
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.49)	(0.15)
Net Asset Value, End of Period	$11.61		$11.68	$10.30
Total Return++	(0.60	)%#	18.24%	4.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$328,556		$107,463	$20,496
Ratio of Expenses to Average Net Assets (1)	1.03	%+††*	1.03%+	1.01	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.64	%+††*	0.25%+	(0.30	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07	%††*	0.07%	0.09	%††*
Portfolio Turnover Rate	99	%#	223%	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.22	%††*	1.97%	2.41	%††*
Net Investment Income (Loss) to Average Net Assets	0.45	%††*	(0.69)%	(1.70	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Multi-Asset Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.63		$10.29		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.01		(0.03)
Net Realized and Unrealized Gain (Loss)	(0.10)		1.82		0.47
Total from Investment Operations	(0.08)		1.83		0.44
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.49)		(0.15)
Net Asset Value, End of Period	$11.55		$11.63		$10.29
Total Return++	(0.77	)%#	17.86%		4.43	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,042		$13,437		$103
Ratio of Expenses to Average Net Assets (1)	1.29	%+††*	1.30	%+^^	1.26	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.38	%+††*	0.07	%+	(0.55	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07	%††*	0.07%		0.09	%††*
Portfolio Turnover Rate	99	%#	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.48	%††*	2.24%		2.66	%††*
Net Investment Income (Loss) to Average Net Assets	0.19	%††*	(0.87)%		(1.95	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Multi-Asset Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.53		$10.26		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	(0.10)		1.81		0.47
Total from Investment Operations	(0.11)		1.76		0.41
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.49)		(0.15)
Net Asset Value, End of Period	$11.42		$11.53		$10.26
Total Return++	(1.04	)%#	17.23%		4.13	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$39,006		$9,513		$337
Ratio of Expenses to Average Net Assets (1)	1.79	%+††*	1.79	%+^^	1.76	%+††*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%+††*	(0.46	)%+	(1.05	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07	%††*	0.07%		0.09	%††*
Portfolio Turnover Rate	99	%#	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.98	%††*	2.73%		3.16	%††*
Net Investment Loss to Average Net Assets	(0.31	)%††*	(1.40)%		(2.45	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.85% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Multi-Asset Portfolio. The Portfolio seeks total return. The Portfolio's ("Adviser"), Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk. To implement this approach, the Adviser will take long and short positions in a range of securities, other instruments and asset classes to express its investment themes. The Adviser may implement these positions either directly by purchasing securities or (specifically in the case of short positions) through the use of derivatives. The Portfolio offers three classes of shares — Class I, Class A and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,282	$—	$—	$1,282
Air Freight & Logistics	752	—	—	752
Airlines	374	—	—	374
Auto Components	184	—	—	184
Automobiles	1,174	—	—	1,174
Banks	5,588	—	—	5,588
Beverages	5,497	—	—	5,497

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Biotechnology	$576	$—	$—	$576
Building Products	268	—	—	268
Capital Markets	711	—	—	711
Chemicals	2,020	—	—	2,020
Commercial Services & Supplies	422	—	—	422
Communications Equipment	330	—	—	330
Construction & Engineering	519	—	—	519
Construction Materials	366	—	—	366
Consumer Finance	375	—	—	375
Containers & Packaging	29	—	—	29
Diversified Financial Services	647	—	—	647
Diversified Telecommunication Services	1,938	—	—	1,938
Electric Utilities	1,411	—	—	1,411
Electrical Equipment	949	—	—	949
Electronic Equipment, Instruments & Components	471	—	—	471
Energy Equipment & Services	601	—	—	601
Food & Staples Retailing	4,593	—	—	4,593
Food Products	6,047	—	—	6,047
Gas Utilities	19	—	—	19
Health Care Equipment & Supplies	1,026	—	—	1,026
Health Care Providers & Services	896	—	—	896
Hotels, Restaurants & Leisure	754	—	—	754
Household Durables	601	—	—	601
Household Products	3,112	—	—	3,112
Independent Power Producers & Energy Traders	184	—	—	184
Industrial Conglomerates	1,700	—	—	1,700
Information Technology Services	1,133	—	—	1,133
Insurance	1,867	—	—	1,867
Internet & Catalog Retail	326	—	—	326
Internet Software & Services	628	—	—	628
Leisure Products	108	—	—	108
Life Sciences Tools & Services	255	—	—	255
Machinery	1,809	—	—	1,809
Marine	11	—	—	11
Media	1,103	—	—	1,103
Metals & Mining	617	—	—	617
Multi-Utilities	1,037	—	—	1,037
Multi-line Retail	208	—	—	208
Oil, Gas & Consumable Fuels	6,229	—	—	6,229
Paper & Forest Products	91	—	—	91
Personal Products	1,192	—	—	1,192
Pharmaceuticals	3,345	—	—	3,345
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Professional Services	$171	$—	$—	$171
Real Estate Investment Trusts (REITs)	580	—	—	580
Real Estate Management & Development	396	—	—	396
Road & Rail	609	—	—	609
Semiconductors & Semiconductor Equipment	945	—	—	945
Software	1,305	—	—	1,305
Specialty Retail	1,829	—	—	1,829
Tech Hardware, Storage & Peripherals	961	—	—	961
Textiles, Apparel & Luxury Goods	614	—	—	614
Tobacco	3,707	—	—	3,707
Trading Companies & Distributors	254	—	—	254
Transportation Infrastructure	41	—	—	41
Water Utilities	12	—	—	12
Wireless Telecommunication Services	402	—	—	402
Total Common Stocks	77,201	—	—	77,201
Rights	—	1	—	1
Investment Companies	2,203	—	—	2,203
Fixed Income Securities — Sovereign	—	21,532	—	21,532
Short-Term Investments
Investment Company	269,939	—	—	269,939
U.S. Treasury Securities	—	5,496	—	5,496
Total Short-Term Investments	269,939	5,496	—	275,435
Foreign Currency Forward Exchange Contracts	—	697	—	697
Futures Contracts	654	—	—	654
Total Return Swap Agreements	—	683	—	683
Credit Default Swap Agreements	—	4	—	4
Interest Rate Swap Agreements	—	111	—	111
Total Assets	349,997	28,524	—	378,521
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2,610)	—	(2,610)
Futures Contracts	(2,493)	—	—	(2,493)
Total Return Swap Agreements	—	(3,788)	—	(3,788)
Credit Default Swap Agreements	—	(68)	—	(68)
Interest Rate Swap Agreements	—	(688)	—	(688)
Total Liabilities	(2,493)	(7,154)	—	(9,647)
Total	$347,504	$21,370	$—	$368,874

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps". The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$697
Futures Contracts	Variation Margin	Equity Risk	301	(a)
Futures Contracts	Variation Margin	Interest Rate Risk	353	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	4
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	683
Swap Agreements	Variation Margin	Interest Rate Risk	111	(a)
Total			$2,149
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(2,610)
Futures Contracts	Variation Margin	Commodity Risk	(138	)(a)
Futures Contracts	Variation Margin	Equity Risk	(1,300	)(a)
Futures Contracts	Variation Margin	Interest Rate Risk	(1,055	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(68)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(3,788)
Swap Agreements	Variation Margin	Interest Rate Risk	(688	)(a)
Total			$(9,647)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,033)
Commodity Risk	Futures Contracts	(101)
Equity Risk	Futures Contracts	1,065
Interest Rate Risk	Futures Contracts	(859)
Credit Risk	Swap Agreements	(390)
Equity Risk	Swap Agreements	(7,909)
Total		$(9,227)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,951)
Commodity Risk	Futures Contracts	(138)
Equity Risk	Futures Contracts	(2,551)
Interest Rate Risk	Futures Contracts	(574)
Credit Risk	Swap Agreements	(64)
Equity Risk	Swap Agreements	(2,469)
Interest Rate Risk	Swap Agreements	(577)
Total		$(8,324)

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$697	$(2,610)
Swap Agreements	687	(3,856)
Total	$1,384	$(6,466)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$9	$(9)	$—	$0
Barclays Bank PLC	211	(211)	—	0
Citibank NA	133	(93)	—	40
Deutsche Bank AG	29	(29)	—	0
Goldman Sachs International	217	(217)	—	0
JPMorgan Chase Bank NA	321	(321)	—	0
Royal Bank of Scotland PLC	244	(180)	—	64
State Street Bank and Trust Co.	146	(21)	—	125
UBS AG	74	(45)	—	29
Total	$1,384	$(1,126)	$—	$258
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$1,808	$(9)	$(1,371)	$428
Bank of Montreal	16	—	—	16
Bank of New York Mellon	142	—	—	142
Barclays Bank PLC	349	(211)	—	138
Citibank NA	93	(93)	—	0
Commonwealth Bank of Australia	417	—	—	417
Credit Suisse International	31	—	—	31
Deutsche Bank AG	938	(29)	(909)	0
Goldman Sachs International	1,680	(217)	(1,087)	376
JPMorgan Chase Bank NA	609	(321)	(189)	99
Northern Trust Company	137	—	—	137
Royal Bank of Scotland PLC	180	(180)	—	0
State Street Bank and Trust Co.	21	(21)	—	0
UBS AG	45	(45)	—	0
Total	$6,466	$(1,126)	$(3,556)	$1,784

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$231,193,000
Futures Contracts:
Average monthly original value	$249,556,000
Swap Agreements:
Average monthly notional amount	$414,244,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.66% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares and 1.95% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $166,000 of advisory fees were waived and approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $159,340,000 and $108,980,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $94,000 relating to the Portfolio's investment in the Liquidity Funds.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$82,396	$321,829	$134,286	$52	$269,939

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,465	$1,227	$310	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and swap income reclass, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$469	$(469)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$113	$857

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $8,262,000 and the aggregate gross unrealized depreciation is approximately $1,420,000 resulting in net unrealized appreciation of approximately $6,842,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 41% for Class I shares.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMASAN
978577 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,112.00	$1,019.64	$5.45	$5.21	1.04%
Global Real Estate Portfolio Class A	1,000.00	1,110.50	1,017.85	7.33	7.00	1.40
Global Real Estate Portfolio Class L	1,000.00	1,107.80	1,015.97	9.30	8.90	1.78
Global Real Estate Portfolio Class IS	1,000.00	1,113.00	1,020.03	5.03	4.81	0.96

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and five-year periods but below its peer group average for the three-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were higher but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (con't)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.6%)
Australia (5.9%)
Dexus Property Group REIT	7,198,333	$7,534
Federation Centres Ltd. REIT	3,149,780	7,396
Goodman Group REIT	3,825,438	18,216
GPT Group REIT	3,453,104	12,503
Mirvac Group REIT	7,995,230	13,457
Scentre Group REIT (a)	12,137,966	36,626
Stockland REIT	3,894,050	14,247
Westfield Corp. REIT	4,567,377	30,794
		140,773
Austria (0.2%)
Atrium European Real Estate Ltd. (a)	675,896	4,039
BUWOG AG (a)	45,465	878
		4,917
Belgium (0.1%)
Cofinimmo REIT	18,794	2,342
Brazil (0.6%)
BR Malls Participacoes SA	473,761	4,031
BR Properties SA	785,600	4,733
Iguatemi Empresa de Shopping Centers SA	582,901	5,888
		14,652
Canada (2.2%)
Boardwalk REIT	135,048	8,260
Brookfield Canada Office Properties REIT	209,272	5,403
Calloway REIT	85,751	2,134
Canadian Apartment Properties REIT	44,078	944
Crombie Real Estate Investment Trust REIT	293,520	3,697
Extendicare, Inc.	190,110	1,311
First Capital Realty, Inc.	405,360	7,074
RioCan REIT	936,340	23,965
		52,788
China (0.8%)
China Overseas Grand Oceans Group Ltd. (b)	1,576,000	976
China Overseas Land & Investment Ltd. (b)	1,640,000	3,978
China Resources Land Ltd. (b)	7,835,000	14,335
		19,289
Finland (0.3%)
Citycon Oyj	346,761	1,273
Sponda Oyj	1,001,058	5,346
		6,619
France (3.1%)
Altarea REIT	5,015	958
Fonciere Des Regions REIT	58,104	6,300
Gecina SA REIT	29,800	4,346
ICADE REIT	60,501	6,486
Klepierre REIT	139,463	7,107
Mercialys SA REIT	68,683	1,601
Unibail-Rodamco SE REIT	160,407	46,663
		73,461
	Shares	Value (000)
Germany (1.6%)
Alstria Office AG REIT (a)	170,528	$2,258
Deutsche Annington Immobilien SE	210,276	6,187
Deutsche Euroshop AG	101,754	5,030
Deutsche Wohnen AG	377,514	8,142
GAGFAH SA (a)	88,608	1,613
LEG Immobilien AG (a)	169,823	11,440
Prime Office AG REIT (a)	523,570	2,439
		37,109
Hong Kong (11.2%)
Champion REIT	779,000	362
Hang Lung Properties Ltd.	1,990,000	6,137
Henderson Land Development Co., Ltd.	1,464,335	8,568
Hongkong Land Holdings Ltd.	5,696,000	37,992
Hysan Development Co., Ltd.	4,767,014	22,327
Kerry Properties Ltd.	1,476,220	5,162
Link REIT (The)	5,250,275	28,248
New World Development Co., Ltd.	15,788,875	17,968
Sino Land Co., Ltd.	3,179,637	5,235
Sun Hung Kai Properties Ltd.	6,417,186	88,014
Swire Properties Ltd.	4,857,000	14,194
Wharf Holdings Ltd.	4,319,763	31,101
		265,308
Italy (0.1%)
Beni Stabili SpA REIT	3,629,847	3,330
Japan (14.8%)
Activia Properties, Inc. REIT	759	6,676
Advance Residence Investment Corp. REIT	530	1,339
Daiwa House Investment Corp. REIT	290	1,283
GLP J REIT	2,004	2,243
Hulic Co., Ltd.	788,800	10,395
Industrial & Infrastructure Fund Investment Corp. REIT	142	1,271
Japan Real Estate Investment Corp. REIT	3,707	21,590
Japan Retail Fund Investment Corp. REIT	3,667	8,246
Kenedix Office Investment Corp. REIT	123	669
Mitsubishi Estate Co., Ltd.	3,568,000	88,086
Mitsui Fudosan Co., Ltd.	2,759,000	93,033
Nippon Building Fund, Inc. REIT	4,126	24,111
Nippon Prologis, Inc. REIT	2,276	5,307
Nomura Real Estate Holdings, Inc.	112,500	2,129
NTT Urban Development Corp.	135,200	1,521
Orix, Inc. J-REIT	4,653	6,522
Sumitomo Realty & Development Co., Ltd.	1,416,000	60,761
Tokyo Tatemono Co., Ltd.	1,100,000	10,174
United Urban Investment Corp. REIT	3,730	6,020
		351,376
Malta (0.0%)
BGP Holdings PLC (a)(c)(d)	12,867,024	—

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Netherlands (0.8%)
Corio N.V. REIT	134,229	$6,856
Eurocommercial Properties N.V. CVA REIT	126,902	6,259
Vastned Retail N.V. REIT	19,394	987
Wereldhave N.V. REIT	46,225	4,298
		18,400
Norway (0.2%)
Norwegian Property ASA (a)	2,976,555	3,664
Singapore (2.5%)
Ascendas Real Estate Investment Trust REIT	1,966,000	3,626
CapitaCommercial Trust REIT	1,218,000	1,661
CapitaLand Ltd.	6,664,000	17,102
CapitaMall Trust REIT	3,824,000	6,057
City Developments Ltd.	673,000	5,522
Global Logistic Properties Ltd.	5,010,000	10,848
Keppel REIT Management Ltd	874,000	897
SPH REIT	4,530,000	3,724
UOL Group Ltd.	1,683,221	8,802
		58,239
Spain (0.1%)
Hispania Activos Inmobiliarios SAU (a)	128,000	1,771
Sweden (0.7%)
Atrium Ljungberg AB, Class B	250,915	4,093
Castellum AB	123,864	2,197
Fabege AB	121,404	1,718
Hufvudstaden AB, Class A	627,099	8,804
		16,812
Switzerland (0.8%)
Mobimo Holding AG (Registered) (a)	5,811	1,232
PSP Swiss Property AG (Registered) (a)	145,676	13,716
Swiss Prime Site AG (Registered) (a)	60,469	5,012
		19,960
United Kingdom (6.6%)
British Land Co., PLC REIT	2,491,743	29,957
Capital & Counties Properties PLC	808,818	4,508
Capital & Regional PLC	4,220,422	3,322
Derwent London PLC REIT	214,823	9,849
Grainger PLC	1,091,121	3,925
Great Portland Estates PLC REIT	819,936	9,037
Hammerson PLC REIT	2,014,887	20,000
Intu Properties PLC REIT	1,560,654	8,323
Land Securities Group PLC REIT	1,806,871	32,036
LXB Retail Properties PLC (a)	3,749,232	8,021
Quintain Estates & Development PLC (a)	3,230,438	4,893
Safestore Holdings PLC REIT	1,616,731	6,032
Segro PLC REIT	615,464	3,636
Shaftesbury PLC REIT	420,384	4,720
ST Modwen Properties PLC	505,883	3,105
Unite Group PLC	534,184	3,602
Urban & Civic PLC (a)	594,102	2,455
		157,421
	Shares	Value (000)
United States (45.0%)
Acadia Realty Trust REIT	138,591	$3,893
Alexandria Real Estate Equities, Inc. REIT	138,450	10,749
AvalonBay Communities, Inc. REIT	445,799	63,388
Boston Properties, Inc. REIT	295,175	34,884
Camden Property Trust REIT	311,648	22,174
Chesapeake Lodging Trust	114,127	3,450
Cousins Properties, Inc. REIT	558,315	6,951
DCT Industrial Trust, Inc. REIT	728,050	5,977
DDR Corp. REIT	167,520	2,953
Duke Realty Corp. REIT	938,670	17,046
Equity Lifestyle Properties, Inc. REIT	330,804	14,608
Equity Residential REIT	1,399,984	88,199
Essex Property Trust, Inc. REIT	72,924	13,484
Exeter Industrial Value Fund, LP REIT (a)(c)(d)(e)	1,860,000	1,706
Federal Realty Investment Trust REIT	54,774	6,623
Forest City Enterprises, Inc., Class A (a)	592,269	11,768
General Growth Properties, Inc. REIT	1,897,557	44,706
HCP, Inc. REIT	377,382	15,616
Health Care REIT, Inc.	109,180	6,842
Healthcare Realty Trust, Inc. REIT	419,910	10,674
Hilton Worldwide Holdings, Inc. (a)	394,604	9,194
Host Hotels & Resorts, Inc. REIT	4,117,649	90,629
Hudson Pacific Properties, Inc. REIT	371,186	9,406
KTR Industrial Fund II, LP REIT (a)(c)(d)(e)	4,597,826	5,044
Lexington Realty Trust REIT	27,490	303
Liberty Property Trust REIT	147,080	5,579
Macerich Co. (The) REIT	565,825	37,769
Mack-Cali Realty Corp. REIT	682,898	14,669
Mid-America Apartment Communities, Inc. REIT	166,769	12,183
National Retail Properties, Inc. REIT	533,550	19,843
ProLogis, Inc. REIT	729,625	29,980
PS Business Parks, Inc. REIT	39,153	3,269
Public Storage REIT	324,535	55,609
Realty Income Corp. REIT	111,358	4,947
Regency Centers Corp. REIT	769,441	42,843
Rexford Industrial Realty, Inc. REIT	96,590	1,375
Senior Housing Properties Trust REIT	1,212,868	29,461
Simon Property Group, Inc. REIT	797,953	132,684
Sovran Self Storage, Inc. REIT	6,569	508
Starwood Hotels & Resorts Worldwide, Inc.	433,666	35,049
Summit Hotel Properties, Inc. REIT	448,714	4,756
Sunstone Hotel Investors, Inc. REIT	294,765	4,401
Tanger Factory Outlet Centers, Inc. REIT	415,368	14,525
Taubman Centers, Inc. REIT	137,998	10,462
Ventas, Inc. REIT	459,495	29,454
Vornado Realty Trust REIT	730,951	78,014
Washington Prime Group, Inc. REIT (a)	195,286	3,660
		1,071,307
Total Common Stocks (Cost $1,965,607)		2,319,538

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	No. of Rights	Value (000)
Rights (0.0%)
Finland (0.0%)
Citycon Oyj (a)	93,111	$4
United Kingdom (0.0%)
Capital & Regional PLC (a)	3,389,127	—	@
Total Rights (Cost $—)		4
	No. of Warrants
Warrants (0.0%)
Hong Kong (0.0%)
Sun Hung Kai Properties Ltd. (a) (Cost $—)	539,181	704
	Shares
Short-Term Investment (1.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $44,875)	44,875,234	44,875
Total Investments (99.5%) (Cost $2,010,482)		2,365,121
Other Assets in Excess of Liabilities (0.5%)		13,073
Net Assets (100.0%)		$2,378,194

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At June 30, 2014, the Portfolio held fair valued securities valued at approximately $6,750,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at June 30, 2014.

(e)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $1,484,000. KTR Industrial Fund II, LP was acquired between 1/09 - 5/12 and has a current cost basis of $2,361,000. At June 30, 2014, these securities had an aggregate market value of approximately $6,750,000 representing 0.3% of net assets.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	32.8%
Retail	26.3
Other*	13.5
Residential	11.6
Office	9.6
Lodging/Resorts	6.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Real Estate Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,965,607)	$2,320,246
Investment in Security of Affiliated Issuer, at Value (Cost $44,875)	44,875
Total Investments in Securities, at Value (Cost $2,010,482)	2,365,121
Foreign Currency, at Value (Cost $10,726)	10,801
Dividends Receivable	9,425
Receivable for Portfolio Shares Sold	5,674
Receivable for Investments Sold	1,304
Tax Reclaim Receivable	156
Receivable from Affiliate	1
Other Assets	62
Total Assets	2,392,544
Liabilities:
Payable for Portfolio Shares Redeemed	4,814
Payable for Advisory Fees	4,767
Payable for Investments Purchased	4,227
Payable for Sub Transfer Agency Fees — Class I	67
Payable for Sub Transfer Agency Fees — Class A	120
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Administration Fees	155
Payable for Custodian Fees	46
Payable for Shareholder Services Fees — Class A	20
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Professional Fees	20
Payable for Transfer Agent Fees — Class A	1
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	110
Total Liabilities	14,350
Net Assets	$2,378,194
Net Assets Consist Of:
Paid-in-Capital	$2,119,953
Accumulated Undistributed Net Investment Income	11,009
Accumulated Net Realized Loss	(107,509)
Unrealized Appreciation (Depreciation) on:
Investments	354,639
Foreign Currency Translations	102
Net Assets	$2,378,194

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$1,755,802
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	159,349,754
Net Asset Value, Offering and Redemption Price Per Share	$11.02
CLASS A:
Net Assets	$99,405
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,078,184
Net Asset Value, Redemption Price Per Share	$10.95
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.61
Maximum Offering Price Per Share	$11.56
CLASS L:
Net Assets	$4,856
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	450,150
Net Asset Value, Offering and Redemption Price Per Share	$10.79
CLASS IS:
Net Assets	$518,131
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	46,986,888
Net Asset Value, Offering and Redemption Price Per Share	$11.03

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Real Estate Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,379 of Foreign Taxes Withheld)	$42,438
Dividends from Security of Affiliated Issuer (Note G)	5
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	42,443
Expenses:
Advisory Fees (Note B)	9,276
Administration Fees (Note C)	873
Sub Transfer Agency Fees	225
Sub Transfer Agency Fees — Class I	434
Sub Transfer Agency Fees — Class A	119
Sub Transfer Agency Fees — Class L	— @
Custodian Fees (Note F)	144
Shareholder Services Fees — Class A (Note D)	117
Distribution and Shareholder Services Fees — Class L (Note D)	17
Shareholder Reporting Fees	99
Professional Fees	46
Registration Fees	42
Directors' Fees and Expenses	25
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	7
Other Expenses	24
Total Expenses	11,459
Reimbursement of Class Specific Expenses — Class A (Note B)	(45)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(23)
Net Expenses	11,391
Net Investment Income	31,052
Realized Loss:
Investments Sold	(25,154)
Foreign Currency Transactions	(273)
Net Realized Loss	(25,427)
Change in Unrealized Appreciation (Depreciation):
Investments	229,500
Foreign Currency Translations	97
Net Change in Unrealized Appreciation (Depreciation)	229,597
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	204,170
Net Increase in Net Assets Resulting from Operations	$235,222

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Real Estate Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$31,052	$37,744
Net Realized Gain (Loss)	(25,427)	96,010
Net Change in Unrealized Appreciation (Depreciation)	229,597	(66,256)
Net Increase in Net Assets Resulting from Operations	235,222	67,498
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(37,150)
Class A:
Net Investment Income	—	(1,584)
Class L:
Net Investment Income	—	(69)
Class IS:
Net Investment Income	—	(3,196	)***
Total Distributions	—	(41,999)
Capital Share Transactions:(1)
Class I:
Subscribed	209,175	498,648
Distributions Reinvested	—	34,732
Redeemed	(430,918)	(648,305)
Class A:
Subscribed	8,398	27,827
Distributions Reinvested	—	1,506
Conversion from Class H	—	12,381
Redeemed	(14,947)	(121,287)
Class H*:
Subscribed	—	1,889	**
Conversion to Class A	—	(12,381	)**
Redeemed	—	(761	)**
Class L:
Subscribed	283	759
Distributions Reinvested	—	69
Redeemed	(1,739)	(2,174)
Class IS:
Subscribed	302,137	210,927	***
Distributions Reinvested	—	2,371	***
Redeemed	(31,678)	(331	)***
Net Increase in Net Assets Resulting from Capital Share Transactions	40,711	5,870
Total Increase in Net Assets	275,933	31,369
Net Assets:
Beginning of Period	2,102,261	2,070,892
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $11,009 and $(20,043))	$2,378,194	$2,102,261

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	20,117	48,739
Shares Issued on Distributions Reinvested	—	3,592
Shares Redeemed	(41,788)	(63,843)
Net Decrease in Class I Shares Outstanding	(21,671)	(11,512)
Class A:
Shares Subscribed	825	2,787
Shares Issued on Distributions Reinvested	—	156
Conversion from Class H	—	1,279
Shares Redeemed	(1,483)	(12,120)
Net Decrease in Class A Shares Outstanding	(658)	(7,898)
Class H*:
Shares Subscribed	—	180	**
Conversion to Class A	—	(1,281	)**
Shares Redeemed	—	(77	)**
Net Decrease in Class H Shares Outstanding	—	(1,178)
Class L:
Shares Subscribed	27	74
Shares Issued on Distributions Reinvested	—	7
Shares Redeemed	(177)	(216)
Net Decrease in Class L Shares Outstanding	(150)	(135)
Class IS:
Shares Subscribed	29,175	20,644	***
Shares Issued on Distributions Reinvested	—	245	***
Shares Redeemed	(3,044)	(33	)***
Net Increase in Class IS Shares Outstanding	26,131	20,856

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Real Estate Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.91		$9.77		$7.77		$8.78		$7.47		$5.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.18		0.17		0.14		0.19		0.14
Net Realized and Unrealized Gain (Loss)	0.97		0.16		2.17		(0.99)		1.31		2.11
Total from Investment Operations	1.11		0.34		2.34		(0.85)		1.50		2.25
Distributions from and/or in Excess of:
Net Investment Income	—		(0.20)		(0.34)		(0.16)		(0.19)		(0.27)
Redemption Fees	—		—		—		—		—		0.00	‡
Net Asset Value, End of Period	$11.02		$9.91		$9.77		$7.77		$8.78		$7.47
Total Return++	11.20	%#	3.55%		30.19%		(9.67)%		20.22%		41.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,755,802		$1,793,614		$1,880,999		$1,337,853		$1,215,881		$638,744
Ratio of Expenses to Average Net Assets	1.04	%+*	1.02	%+	1.02	%+††	1.04	%+††	1.01	%+††	1.01	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.02	%+	N/A		N/A		1.01	%+††	1.01	%+
Ratio of Net Investment Income to Average Net Assets	2.78	%+*	1.77	%+	2.42	%+††	2.12	%+††	2.43	%+††	2.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	16	%#	33%		29%		28%		18%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Real Estate Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.86		$9.72	$7.73		$8.74		$7.44		$5.47
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.15	0.15		0.12		0.17		0.13
Net Realized and Unrealized Gain (Loss)	0.96		0.15	2.16		(0.98)		1.30		2.09
Total from Investment Operations	1.09		0.30	2.31		(0.86)		1.47		2.22
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)	(0.32)		(0.15)		(0.17)		(0.25)
Redemption Fees	—		—	—		—		—		0.00	‡
Net Asset Value, End of Period	$10.95		$9.86	$9.72		$7.73		$8.74		$7.44
Total Return++	11.05	%#	3.18%	29.93%		(9.91)%		19.90%		40.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$99,405		$96,046	$171,413		$130,244		$67,812		$52,663
Ratio of Expenses to Average Net Assets (1)	1.40	%+*	1.30%+^	1.27	%+††	1.29	%+††	1.26	%+††	1.26	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.30%+^	N/A		N/A		1.26	%+††	1.26	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.47	%+*	1.43%+	2.17	%+††	1.87	%+††	2.18	%+††	2.08	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	16	%#	33%	29%		28%		18%		59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.50	%*	1.32%	N/A		1.29		N/A		N/A
Net Investment Income to Average Net Assets	2.37	%*	1.41%	N/A		1.87		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Real Estate Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.74		$9.59		$7.63		$8.62		$7.35		$5.43
Income (Loss) from Investment Operations:
Net Investment Income†	0.10		0.10		0.10		0.07		0.13		0.08
Net Realized and Unrealized Gain (Loss)	0.95		0.16		2.13		(0.96)		1.28		2.08
Total from Investment Operations	1.05		0.26		2.23		(0.89)		1.41		2.16
Distributions from and/or in Excess of:
Net Investment Income	—		(0.11)		(0.27)		(0.10)		(0.14)		(0.24)
Redemption Fees	—		—		—		—		—		0.00	‡
Net Asset Value, End of Period	$10.79		$9.74		$9.59		$7.63		$8.62		$7.35
Total Return++	10.78	%#	2.77%		29.26%		(10.33)%		19.26%		39.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,856		$5,844		$7,050		$6,418		$5,043		$1,603
Ratio of Expenses to Average Net Assets (1)	1.78	%+*	1.77	%+^	1.77	%+††	1.79	%+††	1.76	%+††	1.76	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.77	%+^	N/A		N/A		1.76	%+††	1.76	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.00	%+*	0.98	%+	1.67	%+††	1.37	%+††	1.68	%+††	1.23	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	16	%#	33%		29%		28%		18%		59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.79	%*	N/A		N/A		1.79%		N/A		N/A
Net Investment Income to Average Net Assets	1.99	%*	N/A		N/A		1.37%		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$9.91		$10.01
Income from Investment Operations:
Net Investment Income†	0.17		0.08
Net Realized and Unrealized Gain	0.95		0.02
Total from Investment Operations	1.12		0.10
Distributions from and/or in Excess of:
Net Investment Income	—		(0.20)
Net Asset Value, End of Period	$11.03		$9.91
Total Return++	11.30	%#	1.08	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$518,131		$206,757
Ratio of Expenses to Average Net Assets (1)	0.96	%+*	0.96	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	3.27	%+*	2.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§*
Portfolio Turnover Rate	16	%#	33	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97	%*	0.97	%*
Net Investment Income to Average Net Assets	3.26	%*	2.87	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$773,856	$—		$—	†	$773,856	†
Health Care	93,358	—		—		93,358
Industrial	82,480	—		6,750		89,230
Lodging/Resorts	147,479	—		—		147,479
Mixed Industrial/Office	30,626	—		—		30,626
Office	226,689	—		—		226,689
Residential	275,076	—		—		275,076
Retail	621,076	—		—		621,076
Self Storage	62,148	—		—		62,148
Total Common Stocks	2,312,788	—		6,750	†	2,319,538	†
Rights	4	—	†	—		4	†
Warrants	704	—		—		704
Short-Term Investments
Investment Company	44,875	—		—		44,875
Total Assets	$2,358,371	$—	†	$6,750	†	$2,365,121	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)
Beginning Balance	$6,476	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(270)
Change in unrealized appreciation/depreciation	544
Realized gains (losses)
Ending Balance	$6,750	†
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2014	$544

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$6,750	Reported Capital Balance, Adjusted for Subsequent Capital Calls and Return of Capital, as applicable	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of June 30, 2014, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of June 30, 2014, KTR Industrial Fund II LP has drawn down approximately $4,598,000 which represents 92.0% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $2.5 billion	Over $2.5 billion
0.85%	0.80%

For the six months ended June 30, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.85% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 0.99% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $45,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $398,788,000 and $347,926,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $23,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$24,177	$176,804	$156,106	$5	$44,875

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

During the six months ended June 30, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$41,276	$—	$69,575	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and REIT adjustments, basis adjustments on certain equity securities designated as passive foreign investment companies and distributions in excess of current earnings and profits, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$12,512	$(13,243)	$731

At December 31, 2013, the Portfolio had no distributable earnings on a tax basis.

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $396,098,000 and the aggregate gross unrealized depreciation is approximately $41,459,000 resulting in net unrealized appreciation of approximately $354,639,000.

At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$3,745	December 31, 2017
41,571	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $80,450,000.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$10,345	$6,587

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 23%, 67% and 53%, for Class I, Class A and Class IS shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRESAN
978557 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Equity Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$1,044.20	$1,020.08	$4.82	$4.76	0.95%
International Equity Portfolio Class A	1,000.00	1,042.30	1,018.35	6.58	6.51	1.30
International Equity Portfolio Class L	1,000.00	1,039.50	1,015.87	9.10	9.00	1.80
International Equity Portfolio Class IS	1,000.00	1,044.80	1,020.28	4.61	4.56	0.91

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were higher but close to its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (98.1%)
Australia (2.1%)
Santos Ltd.	6,574,312	$88,401
WorleyParsons Ltd.	1,814,546	29,789
		118,190
Canada (1.5%)
Barrick Gold Corp.	3,291,444	60,273
Turquoise Hill Resources Ltd. (a)	6,218,702	20,806
		81,079
China (1.3%)
China Petroleum & Chemical Corp. H Shares (b)	78,786,000	75,123
France (9.4%)
BNP Paribas SA	1,007,376	68,342
LVMH Moet Hennessy Louis Vuitton SA	362,403	69,871
Pernod Ricard SA	468,952	56,315
Publicis Groupe SA	664,166	56,331
Sanofi	2,060,205	218,856
Vallourec SA	1,203,395	53,892
		523,607
Germany (8.3%)
BASF SE	617,043	71,843
Bayer AG (Registered)	690,263	97,495
Continental AG	426,995	98,900
HeidelbergCement AG	615,314	52,516
SAP AG	1,802,499	139,204
		459,958
Hong Kong (0.5%)
AIA Group Ltd.	5,810,300	29,200
Ireland (1.0%)
CRH PLC	2,072,441	53,180
Italy (1.1%)
Eni SpA	2,140,962	58,574
Japan (19.4%)
Hitachi Ltd.	9,927,000	72,709
Hoya Corp.	1,021,900	33,954
Inpex Corp.	5,742,600	87,297
Japan Tobacco, Inc.	1,414,100	51,550
Keyence Corp.	60,610	26,442
Kyocera Corp.	1,667,600	79,145
Lawson, Inc.	658,700	49,416
Mitsubishi Electric Corp.	2,176,000	26,850
Mitsubishi Estate Co., Ltd.	2,884,000	71,200
MS&AD Insurance Group Holdings, Inc.	1,571,700	37,964
NGK Spark Plug Co., Ltd.	1,955,000	55,154
Nitto Denko Corp.	239,700	11,232
NKSJ Holdings, Inc.	3,256,000	87,679
NTT DoCoMo, Inc.	3,330,000	56,933
Sekisui House Ltd.	4,691,100	64,320
Sumco Corp. (c)	2,149,400	19,689
	Shares	Value (000)
Sumitomo Mitsui Financial Group, Inc.	1,816,051	$76,080
Sumitomo Mitsui Trust Holdings, Inc.	5,986,999	27,363
Toyota Motor Corp.	2,355,500	141,463
		1,076,440
Netherlands (5.5%)
Akzo Nobel N.V.	737,149	55,263
Unilever N.V. CVA	5,769,783	252,463
		307,726
Sweden (2.4%)
Nordea Bank AB	4,983,116	70,329
Svenska Handelsbanken AB, Class A	1,318,350	64,541
		134,870
Switzerland (15.6%)
Credit Suisse Group AG (Registered) (a)	2,650,434	75,795
Holcim Ltd. (Registered) (a)	487,248	42,829
Nestle SA (Registered)	3,237,147	250,780
Novartis AG (Registered)	2,274,567	205,963
Roche Holding AG (Genusschein)	561,841	167,577
Swisscom AG (Registered)	53,848	31,302
Zurich Insurance Group AG (a)	308,345	92,942
		867,188
United Kingdom (30.0%)
Admiral Group PLC	1,907,316	50,562
Aggreko PLC	1,392,559	39,323
BG Group PLC	5,083,848	107,451
BHP Billiton PLC	1,446,826	46,786
British American Tobacco PLC	4,379,052	260,652
Bunzl PLC	704,957	19,569
Diageo PLC	4,814,130	153,738
Friends Life Group Ltd.	10,460,625	56,446
GlaxoSmithKline PLC	3,838,645	102,746
Glencore PLC (a)	7,652,571	42,636
HSBC Holdings PLC	5,227,594	53,044
Imperial Tobacco Group PLC	933,577	42,020
Lloyds Banking Group PLC (a)	26,872,081	34,147
Meggitt PLC	4,386,295	37,984
Prudential PLC	5,062,506	116,184
Reckitt Benckiser Group PLC	2,916,128	254,524
Rio Tinto PLC	517,713	27,542
Smiths Group PLC	2,824,646	62,698
Weir Group PLC (The)	2,302,216	103,189
Wolseley PLC	1,004,966	55,088
		1,666,329
Total Common Stocks (Cost $4,249,371)		5,451,464
Short-Term Investments (2.1%)
Securities held as Collateral on Loaned Securities (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	1,344,996	1,345

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (0.08%, dated 6/30/14, due 7/1/14; proceeds $139; fully collateralized by various U.S. Government agency securities; 3.50% — 4.50% due 9/1/33 — 6/20/44; valued at $142)	$139	$139
BNP Paribas Securities Corp., (0.11%, dated 6/30/14, due 7/1/14; proceeds $175; fully collateralized by a U.S. Government agency security; 4.00% due 6/20/44; valued at $178)	175	175
		314
Total Securities held as Collateral on Loaned Securities (Cost $1,659)		1,659
	Shares	Value (000)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $112,347)	112,347,078	$112,347
Total Short-Term Investments (Cost $114,006)		114,006
Total Investments (100.2%) (Cost $4,363,377) Including $1,675 of Securities Loaned (d)		5,565,470
Liabilities in Excess of Other Assets (-0.2%)		(8,625)
Net Assets (100.0%)		$5,556,845

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at June 30, 2014.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

CVA  Certificaten Van Aandelen.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at June 30, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Depreciation (000)
Commonwealth Bank of Australia	JPY	29,780,000	$293,994	7/16/14	USD	290,539	$290,539	$(3,455)

JPY  —  Japanese Yen

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	47.3%
Pharmaceuticals	14.2
Food Products	9.0
Insurance	8.5
Oil, Gas & Consumable Fuels	7.5
Banks	7.1
Tobacco	6.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with unrealized depreciation of approximately $3,455,000.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Equity Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $4,249,685)	$5,451,778
Investment in Security of Affiliated Issuer, at Value (Cost $113,692)	113,692
Total Investments in Securities, at Value (Cost $4,363,377)	5,565,470
Foreign Currency, at Value (Cost $5,081)	5,106
Cash	105
Receivable for Investments Sold	177,647
Tax Reclaim Receivable	14,809
Dividends Receivable	3,027
Receivable for Portfolio Shares Sold	1,187
Receivable from Affiliate	1
Other Assets	432
Total Assets	5,767,784
Liabilities:
Payable for Portfolio Shares Redeemed	169,595
Payable for Investments Purchased	24,599
Payable for Advisory Fees	9,723
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	3,455
Collateral on Securities Loaned, at Value	1,764
Payable for Sub Transfer Agency Fees — Class I	553
Payable for Sub Transfer Agency Fees — Class L	13
Payable for Administration Fees	377
Payable for Shareholder Services Fees — Class A	332
Payable for Distribution and Shareholder Services Fees — Class L	7
Payable for Directors' Fees and Expenses	205
Payable for Custodian Fees	114
Payable for Professional Fees	28
Payable for Transfer Agent Fees — Class I	— @
Payable for Transfer Agent Fees — Class A	4
Payable for Transfer Agent Fees — Class L	1
Other Liabilities	169
Total Liabilities	210,939
Net Assets	$5,556,845
Net Assets Consist Of:
Paid-in-Capital	$4,291,352
Accumulated Undistributed Net Investment Income	119,722
Accumulated Net Realized Loss	(53,289)
Unrealized Appreciation (Depreciation) on:
Investments	1,202,093
Foreign Currency Forward Exchange Contracts	(3,455)
Foreign Currency Translations	422
Net Assets	$5,556,845

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$3,168,767
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	178,708,628
Net Asset Value, Offering and Redemption Price Per Share	$17.73
CLASS A:
Net Assets	$1,600,679
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	91,538,315
Net Asset Value, Redemption Price Per Share	$17.49
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.97
Maximum Offering Price Per Share	$18.46
CLASS L:
Net Assets	$11,490
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	661,488
Net Asset Value, Offering and Redemption Price Per Share	$17.37
CLASS IS:
Net Assets	$775,909
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	43,752,522
Net Asset Value, Offering and Redemption Price Per Share	$17.73
(1) Including: Securities on Loan, at Value:	$1,675

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

International Equity Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $10,066 of Foreign Taxes Withheld)	$127,756
Income from Securities Loaned — Net	1,965
Dividends from Security of Affiliated Issuer (Note G)	6
Total Investment Income	129,727
Expenses:
Advisory Fees (Note B)	22,014
Sub Transfer Agency Fees	1,337
Sub Transfer Agency Fees — Class I	1,507
Sub Transfer Agency Fees — Class A	785
Sub Transfer Agency Fees — Class L	12
Administration Fees (Note C)	2,201
Shareholder Services Fees — Class A (Note D)	1,911
Distribution and Shareholder Services Fees — Class L (Note D)	43
Custodian Fees (Note F)	401
Shareholder Reporting Fees	115
Registration Fees	66
Directors' Fees and Expenses	62
Professional Fees	55
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	4
Other Expenses	108
Expenses Before Non Operating Expenses	30,643
Bank Overdraft Expense	1
Total Expenses	30,644
Reimbursement of Class Specific Expenses — Class I (Note B)	(1,647)
Reimbursement of Class Specific Expenses — Class A (Note B)	(87)
Reimbursement of Class Specific Expenses — Class L (Note B)	(8)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Waiver of Advisory Fees (Note B)	(159)
Rebate from Morgan Stanley Affiliate (Note G)	(78)
Net Expenses	28,664
Net Investment Income	101,063
Realized Gain:
Investments Sold	76,694
Foreign Currency Forward Exchange Contracts	304
Foreign Currency Transactions	82
Net Realized Gain	77,080
Change in Unrealized Appreciation (Depreciation):
Investments	75,481
Foreign Currency Forward Exchange Contracts	(11,346)
Foreign Currency Translations	(248)
Net Change in Unrealized Appreciation (Depreciation)	63,887
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	140,967
Net Increase in Net Assets Resulting from Operations	$242,030

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Equity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$101,063	$97,826
Net Realized Gain	77,080	235,276
Net Change in Unrealized Appreciation (Depreciation)	63,887	622,987
Net Increase in Net Assets Resulting from Operations	242,030	956,089
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(61,929)
Class A:
Net Investment Income	—	(21,534)
Class H*:
Net Investment Income	—	(21)
Class L:
Net Investment Income	—	(113)
Class IS:
Net Investment Income	—	(4,460	)***
Total Distributions	—	(88,057)
Capital Share Transactions:(1)
Class I:
Subscribed	175,543	400,704
Distributions Reinvested	—	58,555
Redeemed	(838,267)	(1,035,172)
Class A:
Subscribed	45,674	253,588
Distributions Reinvested	—	21,495
Conversion from Class H	—	67,123
Redeemed	(19,094)	(58,505)
Class H*:
Subscribed	—	1,172	**
Distributions Reinvested	—	20	**
Conversion to Class A	—	(67,123	)**
Redeemed	—	(9,758	)**
Class L:
Subscribed	152	623
Distributions Reinvested	—	111
Redeemed	(1,185)	(2,679)
Class IS:
Subscribed	468,780	273,544	***
Distributions Reinvested	—	4,460	***
Redeemed	(16,862)	(1,849	)***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(185,259)	(93,691)
Redemption Fees	21	41
Total Increase in Net Assets	56,792	774,382
Net Assets:
Beginning of Period	5,500,053	4,725,671
End of Period (Including Accumulated Undistributed Net Investment Income of $119,722 and $18,659)	$5,556,845	$5,500,053

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,401	25,635
Shares Issued on Distributions Reinvested	—	3,606
Shares Redeemed	(49,210)	(64,753)
Net Decrease in Class I Shares Outstanding	(38,809)	(35,512)
Class A:
Shares Subscribed	2,761	16,526
Shares Issued on Distributions Reinvested	—	1,340
Conversion from Class H	—	4,322
Shares Redeemed	(1,138)	(3,685)
Net Increase in Class A Shares Outstanding	1,623	18,503
Class H*:
Shares Subscribed	—	77	**
Shares Issued on Distributions Reinvested	—	1	**
Conversion to Class A	—	(4,336	)**
Shares Redeemed	—	(652	)**
Net Decrease in Class H Shares Outstanding	—	(4,910)
Class L:
Shares Subscribed	8	41
Shares Issued on Distributions Reinvested	—	7
Shares Redeemed	(69)	(174)
Net Decrease in Class L Shares Outstanding	(61)	(126)
Class IS:
Shares Subscribed	27,929	16,635	***
Shares Issued on Distributions Reinvested	—	274	***
Shares Redeemed	(972)	(113	)***
Net Increase in Class IS Shares Outstanding	26,957	16,796

*  Effective September 9, 2013, Class H converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Equity Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$16.98		$14.35		$12.25	$13.61		$13.02		$11.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.32		0.31	0.32		0.26		0.27
Net Realized and Unrealized Gain (Loss)	0.44		2.59		2.09	(1.37)		0.53		2.10
Total from Investment Operations	0.75		2.91		2.40	(1.05)		0.79		2.37
Distributions from and/or in Excess of:
Net Investment Income	—		(0.28)		(0.30)	(0.31)		(0.20)		(0.36)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$17.73		$16.98		$14.35	$12.25		$13.61		$13.02
Total Return++	4.42	%#	20.39%		19.60%	(7.63)%		6.08%		21.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,168,767		$3,694,164		$3,631,307	$2,959,403		$3,372,029		$3,148,980
Ratio of Expenses to Average Net Assets (1)	0.95	%+*	0.94	%+	0.95%+	0.95	%+††	0.95	%+††	0.94	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%+*	0.95	%+	N/A	0.95	%+††	0.95	%+††	0.94	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.69	%+*	2.04	%+	2.31%+	2.36	%+††	2.05	%+††	2.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.01%
Portfolio Turnover Rate	15	%#	29%		23%	34%		40%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06	%*	0.99%		0.97%	0.98	%††	0.98	%+††	0.95	%+
Net Investment Income to Average Net Assets	3.58	%*	1.99%		2.29%	2.33	%††	2.02	%+††	2.34	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Equity Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$16.78		$14.18		$12.11	$13.45		$12.87		$10.90
Income (Loss) from Investment Operations:
Net Investment Income†	0.29		0.25		0.27	0.28		0.23		0.23
Net Realized and Unrealized Gain (Loss)	0.42		2.59		2.07	(1.34)		0.51		2.07
Total from Investment Operations	0.71		2.84		2.34	(1.06)		0.74		2.30
Distributions from and/or in Excess of:
Net Investment Income	—		(0.24)		(0.27)	(0.28)		(0.16)		(0.33)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$17.49		$16.78		$14.18	$12.11		$13.45		$12.87
Total Return++	4.23	%#	20.13%		19.31%	(7.83)%		5.78%		21.18%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,600,679		$1,508,564		$1,012,956	$916,002		$928,966		$1,131,919
Ratio of Expenses to Average Net Assets (1)	1.30	%+*	1.22	%+^	1.20%+	1.20	%+††	1.20	%+††	1.19	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30	%+*	1.22	%+^	N/A	1.20	%+††	1.20	%+††	1.19	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.42	%+*	1.60	%+	2.06%+	2.11	%+††	1.80	%+††	2.02	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.01%
Portfolio Turnover Rate	15	%#	29%		23%	34%		40%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31	%*	1.25%		1.22%	1.23	%††	1.23	%+††	1.20	%+
Net Investment Income to Average Net Assets	3.41	%*	1.57%		2.04%	2.08	%††	1.77	%+††	2.01	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Equity Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$16.71		$14.12		$12.36
Income (Loss) from Investment Operations:
Net Investment Income Gain (Loss)†	0.24		0.19		(0.07)
Net Realized and Unrealized Gain	0.42		2.55		2.11
Total from Investment Operations	0.66		2.74		2.04
Distributions from and/or in Excess of:
Net Investment Income	—		(0.15)		(0.28)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$17.37		$16.71		$14.12
Total Return++	3.95	%#	19.49%		16.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,490		$12,072		$11,982
Ratio of Expenses to Average Net Assets (1)	1.80	%+*	1.72	%+^^	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.80	%+*	1.73	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.92	%+*	1.24	%+	(0.91	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%§*
Portfolio Turnover Rate	15	%#	29%		23	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.94	%*	1.78%		1.70	%*
Net Investment Income (Loss) to Average Net Assets	2.78	%*	1.18%		(0.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

International Equity Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$16.98		$16.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.36		(0.01)
Net Realized and Unrealized Gain	0.39		1.19
Total from Investment Operations	0.75		1.18
Distributions from and/or in Excess of:
Net Investment Income	—		(0.28)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$17.73		$16.98
Total Return++	4.48	%#	7.42	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$775,909		$285,253
Ratio of Expenses to Average Net Assets (1)	0.91	%+*	0.91	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91	%+*	0.91	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	4.22	%+*	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§*
Portfolio Turnover Rate	15	%#	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.91	%*
Net Investment Loss to Average Net Assets	N/A		(0.29	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur be-

tween the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange

(for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$37,984	$—	$—	$37,984
Auto Components	154,054	—	—	154,054
Automobiles	141,463	—	—	141,463
Banks	393,846	—	—	393,846
Beverages	210,053	—	—	210,053
Capital Markets	75,795	—	—	75,795
Chemicals	138,338	—	—	138,338
Commercial Services & Supplies	39,323	—	—	39,323
Construction Materials	148,525	—	—	148,525
Diversified Telecommunication Services	31,302	—	—	31,302
Electrical Equipment	26,850	—	—	26,850
Electronic Equipment, Instruments & Components	212,250	—	—	212,250
Energy Equipment & Services	29,789	—	—	29,789
Food & Staples Retailing	49,416	—	—	49,416
Food Products	503,243	—	—	503,243
Household Durables	64,320	—	—	64,320
Household Products	254,524	—	—	254,524
Industrial Conglomerates	62,698	—	—	62,698
Insurance	470,977	—	—	470,977
Machinery	157,081	—	—	157,081
Media	56,331	—	—	56,331
Metals & Mining	198,043	—	—	198,043
Oil, Gas & Consumable Fuels	416,846	—	—	416,846
Pharmaceuticals	792,637	—	—	792,637
Real Estate Management & Development	71,200	—	—	71,200
Semiconductors & Semiconductor Equipment	19,689	—	—	19,689
Software	139,204	—	—	139,204
Textiles, Apparel & Luxury Goods	69,871	—	—	69,871

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Tobacco	$354,222	$—	$—	$354,222
Trading Companies & Distributors	74,657	—	—	74,657
Wireless Telecommunication Services	56,933	—	—	56,933
Total Common Stocks	5,451,464	—	—	5,451,464
Short-Term Investments
Investment Company	113,692	—	—	113,692
Repurchase Agreements	—	314	—	314
Total Short-Term Investments	113,692	314	—	114,006
Total Assets	5,565,156	314	—	5,565,470
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(3,455)	—	(3,455)
Total	$5,565,156	$(3,141)	$—	$5,562,015

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(3,455)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$304
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(11,346)

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets (a) (000)	Liabilities (a) (000)
Foreign Currency Forward Exchange Contracts	$—	$(3,455)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Commonwealth Bank of Australia	$3,455	$—	$—	$3,455

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$292,077,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,675	(b)	$—	$(1,675	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Portfolio received cash collateral of approximately $1,764,000, of which approximately $1,659,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2014 there was uninvested cash of approximately $105,000, which is not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.79% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares and 0.91% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

months ended June 30, 2014, approximately $159,000 of advisory fees were waived and approximately $1,743,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $860,467,000 and $833,371,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $78,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$98,659	$556,195	$541,162	$6	$113,692

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$88,057	$—	$95,226	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and redemptions in kind, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$8,339	$(25,586)	$17,247

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$29,283	$—

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,272,598,000 and the aggregate gross unrealized depreciation is approximately $70,505,000 resulting in net unrealized appreciation of approximately $1,202,093,000.

At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$4,909	December 31, 2015
89,469	December 31, 2016
13,223	December 31, 2017

* Includes capital losses acquired from Morgan Stanley International Value Equity Fund that may be subject to limitation under IRC section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $204,085,000.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

For the year ended December 31, 2013, the Portfolio realized gains from in-kind redemptions of approximately $17,247,000. The gains are not taxable income to the Portfolio.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 46%, 93% and 59%, for Class I, Class A and Class IS shares, respectively.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIESAN
978565 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,055.60	$1,018.60	$6.37	$6.26	1.25%
Emerging Markets Portfolio Class A	1,000.00	1,053.70	1,016.86	8.15	8.00	1.60
Emerging Markets Portfolio Class L	1,000.00	1,051.00	1,014.38	10.68	10.49	2.10
Emerging Markets Portfolio Class IS	1,000.00	1,056.00	1,018.94	6.02	5.91	1.18

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.2%)
Argentina (0.6%)
YPF SA ADR	219,735	$7,181
Austria (2.7%)
Erste Group Bank AG	382,050	12,356
Raiffeisen Bank International AG	205,133	6,549
Vienna Insurance Group AG Wiener Versicherung Gruppe	210,119	11,247
		30,152
Brazil (7.6%)
Banco Bradesco SA (Preference)	958,359	13,901
BRF SA	878,790	21,239
CCR SA	890,390	7,254
Itau Unibanco Holding SA (Preference)	776,031	11,229
Petroleo Brasileiro SA	792,533	5,825
Petroleo Brasileiro SA (Preference)	1,875,950	14,680
Petroleo Brasileiro SA ADR	43,686	639
Raia Drogasil SA	532,455	4,395
Ultrapar Participacoes SA	280,965	6,689
		85,851
Chile (0.6%)
SACI Falabella	782,816	7,092
China (12.4%)
Bank of China Ltd. H Shares (a)	50,497,000	22,608
Beijing Enterprises Holdings Ltd. (a)	460,500	4,358
China Construction Bank Corp. H Shares (a)(b)	18,587,250	14,054
China Life Insurance Co., Ltd. H Shares (a)	1,718,000	4,500
China Mengniu Dairy Co., Ltd. (a)	1,616,000	7,475
China Mobile Ltd. (a)	1,243,000	12,060
China Oilfield Services Ltd. H Shares (a)	4,216,000	10,140
China Overseas Land & Investment Ltd. (a)(c)	1,694,000	4,109
China Pacific Insurance Group Co., Ltd. H Shares (a)	160,200	565
Chongqing Changan Automobile Co., Ltd. B Shares	801,202	1,582
Huadian Power International Corp. Ltd. H Shares (a)	1,710,000	1,035
iKang Healthcare Group, Inc. ADR (b)	7,717	134
JD.com, Inc. ADR (b)	52,448	1,495
Ping An Insurance Group Co of China Ltd. H Shares (a)	804,000	6,224
Qihoo 360 Technology Co., Ltd. ADR (b)	48,482	4,462
Sihuan Pharmaceutical Holdings Group Ltd. (a)	6,885,000	4,211
Sino Biopharmaceutical Ltd. (a)	3,654,000	2,961
TAL Education Group ADR (b)	64,182	1,765
Tencent Holdings Ltd. (a)	1,902,000	29,007
Tsingtao Brewery Co., Ltd. H Shares (a)(c)	626,000	4,895
Uni-President China Holdings Ltd. (a)(c)	4,297,200	3,293
		140,933
	Shares	Value (000)
Colombia (2.4%)
Banco Davivienda SA (Preference)	168,012	$2,713
Bancolombia SA (Preference)	339,617	4,974
Bancolombia SA ADR (c)	17,566	1,015
Cementos Argos SA	602,536	3,793
Cemex Latam Holdings SA (b)	654,832	6,418
Grupo de Inversiones Suramericana SA	224,647	4,774
Grupo de Inversiones Suramericana SA (Preference)	170,600	3,617
		27,304
Czech Republic (0.8%)
Komercni Banka AS	40,564	9,330
Hong Kong (1.2%)
Samsonite International SA	4,110,000	13,549
Hungary (0.7%)
Richter Gedeon Nyrt	404,432	7,760
India (8.6%)
Ashok Leyland Ltd.	5,320,854	3,229
Bharat Petroleum Corp. Ltd.	581,442	5,804
Glenmark Pharmaceuticals Ltd.	677,225	6,419
HDFC Bank Ltd.	671,108	9,385
Hero MotoCorp Ltd.	164,820	7,220
ICICI Bank Ltd.	418,187	9,861
Idea Cellular Ltd.	1,725,554	3,800
IndusInd Bank Ltd.	865,917	8,321
Infosys Ltd.	105,049	5,686
ITC Ltd.	1,594,493	8,617
Oil & Natural Gas Corp. Ltd.	1,308,946	9,246
Shree Cement Ltd.	35,715	4,278
Sun Pharmaceutical Industries Ltd.	148,410	1,698
Tata Consultancy Services Ltd.	217,512	8,771
Zee Entertainment Enterprises Ltd.	1,020,890	4,981
		97,316
Indonesia (1.2%)
Indosat Tbk PT	846,600	263
Kalbe Farma Tbk PT	44,093,400	6,174
Matahari Department Store Tbk PT	4,977,300	5,794
XL Axiata Tbk PT	2,498,000	1,075
		13,306
Korea, Republic of (15.4%)
BGF retail Co., Ltd. (b)(c)	35,612	2,207
Cheil Worldwide, Inc. (b)	79,185	1,784
Cosmax, Inc. (b)	48,003	4,517
Coway Co., Ltd.	115,028	9,629
GS Retail Co., Ltd.	10,132	248
Hana Financial Group, Inc.	212,430	7,873
Hotel Shilla Co., Ltd.	65,515	5,918
Hyundai Department Store Co., Ltd.	14,919	2,050
Hyundai Engineering & Construction Co., Ltd.	128,645	7,324
Hyundai Glovis Co., Ltd.	24,572	6,545
Hyundai Heavy Industries Co., Ltd.	18,838	3,295
Hyundai Mipo Dockyard	14,772	2,139

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
Hyundai Motor Co.	53,417	$12,116
Korean Air Lines Co., Ltd. (b)	57,570	1,900
NAVER Corp.	14,230	11,744
NCSoft Corp. (c)	32,203	5,809
Nexon Co., Ltd.	525,500	5,016
Orion Corp. (c)	4,599	4,214
Paradise Co., Ltd. (c)	55,432	2,049
Samsung Electronics Co., Ltd.	24,289	31,736
Samsung Electronics Co., Ltd. (Preference)	5,571	5,836
Samsung Life Insurance Co., Ltd.	50,203	5,061
Seoul Semiconductor Co., Ltd. (c)	127,635	4,806
Shinhan Financial Group Co., Ltd.	222,490	10,302
SK Hynix, Inc. (b)	299,043	14,349
SK Telecom Co., Ltd.	25,684	6,003
		174,470
Laos (0.3%)
Kolao Holdings (c)	141,836	3,217
Malaysia (2.3%)
Astro Malaysia Holdings Bhd	5,984,300	6,542
CIMB Group Holdings Bhd	3,841,872	8,758
IHH Healthcare Bhd	3,085,900	4,209
IJM Corp., Bhd	2,578,200	5,380
SapuraKencana Petroleum Bhd (b)	929,700	1,268
		26,157
Mexico (6.9%)
Alfa SAB de CV	4,730,484	13,090
America Movil SAB de CV, Class L ADR (c)	669,695	13,896
Cemex SAB de CV ADR (b)	1,213,742	16,058
First Cash Financial Services, Inc. (b)	37,489	2,159
Fomento Economico Mexicano SAB de CV ADR	117,509	11,005
Grupo Financiero Banorte SAB de CV Series O	1,631,254	11,666
Grupo Financiero Inbursa SAB de CV	1,461,850	4,357
Grupo Financiero Santander Mexico SAB de CV ADR (c)	411,557	5,466
		77,697
Pakistan (0.6%)
United Bank Ltd.	4,266,800	7,308
Panama (0.5%)
Copa Holdings SA, Class A	40,180	5,728
Peru (1.1%)
Credicorp Ltd.	80,707	12,548
Philippines (3.6%)
BDO Unibank, Inc.	3,842,190	8,230
DMCI Holdings, Inc.	2,634,600	4,467
International Container Terminal Services, Inc.	1,795,200	4,565
LT Group, Inc.	9,736,000	3,292
Metro Pacific Investments Corp.	64,520,300	7,405
	Shares	Value (000)
Metropolitan Bank & Trust	2,396,120	$4,798
SM Investments Corp.	436,510	8,160
		40,917
Poland (4.1%)
Bank Pekao SA	201,037	11,508
Bank Zachodni WBK SA	86,232	10,478
Jeronimo Martins SGPS SA	671,670	11,050
Orange Polska SA	2,614,200	8,350
PKP Cargo SA	214,210	5,536
		46,922
Qatar (0.4%)
Ooredoo QSC	140,681	4,595
Russia (2.7%)
Mail.ru Group Ltd. GDR (b)	129,286	4,557
NovaTek OAO (Registered GDR)	79,499	9,890
Sistema JSFC GDR (b)	310,717	9,570
Yandex N.V., Class A (b)(c)	175,450	6,253
		30,270
South Africa (5.2%)
Life Healthcare Group Holdings Ltd.	1,018,245	3,973
Mondi PLC	545,170	9,929
MTN Group Ltd.	638,432	13,446
Naspers Ltd., Class N	143,318	16,872
Pick n Pay Stores Ltd. (c)	988,679	5,413
Vodacom Group Ltd. (c)	765,482	9,462
		59,095
Spain (1.0%)
Telefonica SA	645,567	11,067
Switzerland (1.5%)
Coca-Cola HBC AG (b)	416,946	9,576
Swatch Group AG (The)	13,182	7,960
		17,536
Taiwan (7.9%)
Advanced Semiconductor Engineering, Inc.	2,657,000	3,457
Chailease Holding Co., Ltd.	2,718,550	6,838
China Life Insurance Co., Ltd.	1,500,245	1,384
Cleanaway Co., Ltd.	324,000	1,959
Delta Electronics, Inc.	775,000	5,645
Eclat Textile Co., Ltd.	409,180	4,961
Fubon Financial Holding Co., Ltd.	3,922,490	5,669
Ginko International Co., Ltd.	152,000	2,632
Hermes Microvision, Inc.	93,155	3,697
Largan Precision Co., Ltd.	75,000	5,978
MediaTek, Inc.	753,000	12,736
St. Shine Optical Co., Ltd.	106,000	2,620
Taiwan Semiconductor Manufacturing Co., Ltd.	6,467,205	27,400
Uni-President Enterprises Corp.	2,655,235	4,766
		89,742
Thailand (4.0%)
Advanced Info Service PCL (Foreign)	887,000	6,013
Bangkok Bank PCL NVDR	1,376,900	8,188
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Thailand (cont'd)
DKSH Holding AG (c)	57,911	$4,405
Indorama Ventures PCL (Foreign)	4,892,800	4,183
Kasikornbank PCL NVDR	779,600	4,900
Land and Houses PCL (Foreign)	18,426,940	5,593
Land and Houses PCL NVDR	1,932,760	587
Minor International PCL (Foreign)	3,761,800	3,390
Robinson Department Store PCL (Foreign)	2,440,900	4,287
Total Access Communication PCL (Foreign)	996,500	3,454
		45,000
United States (0.9%)
Yum! Brands, Inc. (c)	120,564	9,790
Total Common Stocks (Cost $887,336)		1,101,833
Preferred Stock (0.0%)
India (0.0%)
Zee Entertainment Enterprises Ltd. (Cost $4)	399,693	5
Investment Company (0.5%)
Thailand (0.5%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (d) (Cost $6,164)	16,698,436	5,145
Short-Term Investments (5.6%)
Securities held as Collateral on Loaned Securities (3.6%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	35,120,612	35,121
	Face Amount (000)
Repurchase Agreement (0.5%)
Barclays Capital, Inc., (0.07%, dated 6/30/14, due 7/1/14; proceeds $6,526; fully collateralized by a U.S. Government obligation; 3.63% due 8/15/43; valued at $6,657)	$6,526	6,526
Total Securities held as Collateral on Loaned Securities (Cost $41,647)		41,647
	Shares	Value (000)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $22,455)	22,455,344	$22,455
Total Short-Term Investments (Cost $64,102)		64,102
Total Investments (103.3%) (Cost $957,606) Including $40,988 of Securities Loaned (e)		1,171,085
Liabilities in Excess of Other Assets (-3.3%)		(37,429)
Net Assets (100.0%)		$1,133,656

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at June 30, 2014.

(d)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at June 30, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Depreciation (000)
State Street Bank and Trust Co.	JPY	494,226	$4,879	7/24/14	USD	4,851	$4,851	$(28)

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	52.1%
Banks	21.5
Semiconductors & Semiconductor Equipment	9.2
Wireless Telecommunication Services	6.9
Oil, Gas & Consumable Fuels	5.3
Internet Software & Services	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with unrealized depreciation of approximately $28,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Emerging Markets Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $900,030)	$1,113,509
Investment in Security of Affiliated Issuer, at Value (Cost $57,576)	57,576
Total Investments in Securities, at Value (Cost $957,606)	1,171,085
Foreign Currency, at Value (Cost $3,331)	3,360
Cash	883
Receivable for Investments Sold	6,104
Dividends Receivable	4,378
Receivable for Portfolio Shares Sold	502
Tax Reclaim Receivable	96
Receivable from Affiliate	1
Other Assets	99
Total Assets	1,186,508
Liabilities:
Collateral on Securities Loaned, at Value	42,530
Payable for Investments Purchased	3,883
Payable for Advisory Fees	2,432
Payable for Portfolio Shares Redeemed	1,608
Deferred Capital Gain Country Tax	1,388
Payable for Sub Transfer Agency Fees — Class I	501
Payable for Sub Transfer Agency Fees — Class A	22
Payable for Custodian Fees	171
Payable for Administration Fees	74
Payable for Directors' Fees and Expenses	72
Payable for Professional Fees	35
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	28
Payable for Shareholder Services Fees — Class A	8
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	100
Total Liabilities	52,852
Net Assets	$1,133,656
Net Assets Consist Of:
Paid-in-Capital	$878,123
Accumulated Undistributed Net Investment Income	19
Accumulated Net Realized Gain	43,223
Unrealized Appreciation (Depreciation) on:
Investments (Net of $1,149 of Deferred Capital Gain Country Tax)	212,330
Foreign Currency Forward Exchange Contracts	(28)
Foreign Currency Translations	(11)
Net Assets	$1,133,656

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$730,077
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	28,067,470
Net Asset Value, Offering and Redemption Price Per Share	$26.01
CLASS A:
Net Assets	$38,827
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,533,979
Net Asset Value, Redemption Price Per Share	$25.31
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.40
Maximum Offering Price Per Share	$26.71
CLASS L:
Net Assets	$228
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,066
Net Asset Value, Offering and Redemption Price Per Share	$25.13
CLASS IS:
Net Assets	$364,524
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	14,007,419
Net Asset Value, Offering and Redemption Price Per Share	$26.02
(1) Including: Securities on Loan, at Value:	$40,988

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Emerging Markets Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,855 of Foreign Taxes Withheld)	$13,580
Income from Securities Loaned — Net	115
Dividends from Security of Affiliated Issuer (Note G)	7
Total Investment Income	13,702
Expenses:
Advisory Fees (Note B)	6,794
Sub Transfer Agency Fees	74
Sub Transfer Agency Fees — Class I	644
Sub Transfer Agency Fees — Class A	31
Custodian Fees (Note F)	544
Administration Fees (Note C)	447
Professional Fees	65
Shareholder Services Fees — Class A (Note D)	44
Distribution and Shareholder Services Fees — Class L (Note D)	1
Registration Fees	39
Shareholder Reporting Fees	18
Directors' Fees and Expenses	13
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	7
Other Expenses	36
Total Expenses	8,765
Waiver of Advisory Fees (Note B)	(1,424)
Reimbursement of Class Specific Expenses — Class I (Note B)	(385)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(25)
Net Expenses	6,926
Net Investment Income	6,776
Realized Gain (Loss):
Investments Sold (Net of $925 of Capital Gain Country Tax)	46,471
Investments in Affiliates	(3,667)
Foreign Currency Forward Exchange Contracts	(29)
Foreign Currency Transactions	(253)
Net Realized Gain	42,522
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $35)	14,568
Investments in Affiliates	(3,852)
Foreign Currency Forward Exchange Contracts	(156)
Foreign Currency Translations	55
Net Change in Unrealized Appreciation (Depreciation)	10,615
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	53,137
Net Increase in Net Assets Resulting from Operations	$59,913

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Emerging Markets Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,776	$9,914
Net Realized Gain	42,522	40,199
Net Change in Unrealized Appreciation (Depreciation)	10,615	(62,846)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,913	(12,733)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(9,348)
Net Realized Gain	—	(39,401)
Class A:
Net Investment Income	—	(193)
Net Realized Gain	—	(1,255)
Class H*:
Net Investment Income	—	(—	@)**
Net Realized Gain	—	(2	)**
Class L:
Net Investment Income	—	(—	@)
Net Realized Gain	—	(6)
Class IS:
Net Investment Income	—	(—	@)***
Net Realized Gain	—	(—	@)***
Total Distributions	—	(50,205)
Capital Share Transactions:(1)
Class I:
Subscribed	62,776	109,087
Distributions Reinvested	—	48,690
Redeemed	(486,629)	(247,040)
Class A:
Subscribed	7,443	8,625
Distributions Reinvested	—	1,428
Conversion from Class H	—	139
Redeemed	(6,354)	(13,291)
Class H*:
Subscribed	—	139	**
Distributions Reinvested	—	2	**
Conversion to Class A	—	(139	)**
Redeemed	—	(9	)**
Class L:
Subscribed	14	194
Distributions Reinvested	—	6
Class IS:
Subscribed	343,958	10	***
Redeemed	(12,186)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(90,978)	(92,159)
Redemption Fees	27	100
Total Decrease in Net Assets	(31,038)	(154,997)
Net Assets:
Beginning of Period	1,164,694	1,319,691
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $19 and $(6,757))	$1,133,656	$1,164,694

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,618	4,227
Shares Issued on Distributions Reinvested	—	2,005
Shares Redeemed	(20,359)	(9,732)
Net Decrease in Class I Shares Outstanding	(17,741)	(3,500)
Class A:
Shares Subscribed	311	348
Shares Issued on Distributions Reinvested	—	60
Conversion from Class H	—	6
Shares Redeemed	(270)	(534)
Net Increase (Decrease) in Class A Shares Outstanding	41	(120)
Class H*:
Shares Subscribed	—	5	**
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(6	)**
Shares Redeemed	—	(—	@@)**
Net Decrease in Class H Shares Outstanding	—	(1)
Class L:
Shares Subscribed	1	8
Shares Issued on Distributions Reinvested	—	—	@@
Net Increase in Class L Shares Outstanding	1	8
Class IS:
Shares Subscribed	14,505	—	@@***
Shares Redeemed	(498)	—
Net Increase in Class IS Shares Outstanding	14,007	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$24.64		$25.94	$21.73	$27.14		$23.10		$13.79
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.20	0.19	0.22		0.10		0.10
Net Realized and Unrealized Gain (Loss)	1.24		(0.44)	4.19	(5.22)		4.15		9.49
Total from Investment Operations	1.37		(0.24)	4.38	(5.00)		4.25		9.59
Distributions from and/or in Excess of:
Net Investment Income	—		(0.20)	(0.17)	—		(0.21)		(0.28)
Net Realized Gain	—		(0.86)	—	(0.41)		—		—
Total Distributions	—		(1.06)	(0.17)	(0.41)		(0.21)		(0.28)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$26.01		$24.64	$25.94	$21.73		$27.14		$23.10
Total Return++	5.56	%#	(0.80)%	20.19%	(18.41)%		18.49%		69.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$730,077		$1,128,618	$1,278,837	$1,198,857		$2,031,778		$2,198,793
Ratio of Expenses to Average Net Assets (1)	1.25	%+*	1.24%+	1.28%+^	1.48	%+††	1.47	%+††	1.40%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.24%+	N/A	N/A		1.47	%+††	1.40%+
Ratio of Net Investment Income to Average Net Assets (1)	1.07	%+*	0.79%+	0.80%+^	0.86	%+††	0.40	%+††	0.56%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01%	0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	25	%#	49%	47%	60%		59%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.60	%*	1.51%	1.49%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.72	%*	0.52%	0.59%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.65% for Class I shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$24.02		$25.31		$21.20	$26.56		$22.61		$13.51
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.12		0.14	0.15		0.04		0.06
Net Realized and Unrealized Gain (Loss)	1.18		(0.42)		4.07	(5.10)		4.06		9.28
Total from Investment Operations	1.29		(0.30)		4.21	(4.95)		4.10		9.34
Distributions from and/or in Excess of:
Net Investment Income	—		(0.13)		(0.10)	—		(0.15)		(0.24)
Net Realized Gain	—		(0.86)		—	(0.41)		—		—
Total Distributions	—		(0.99)		(0.10)	(0.41)		(0.15)		(0.24)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$25.31		$24.02		$25.31	$21.20		$26.56		$22.61
Total Return++	5.37	%#	(1.07)%		19.87%	(18.63)%		18.20%		69.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$38,827		$35,863		$40,824	$46,521		$113,434		$126,487
Ratio of Expenses to Average Net Assets (1)	1.60	%+*	1.52	%+^^	1.53%+^	1.73	%+††	1.72	%+††	1.65%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.52	%+^^	N/A	N/A		1.72	%+††	1.65%+
Ratio of Net Investment Income to Average Net Assets (1)	0.93	%+*	0.49	%+	0.61%+^	0.61	%+††	0.15	%+††	0.32%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01%		0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	25	%#	49%		47%	60%		59%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87	%*	1.78%		1.74%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.66	%*	0.23%		0.40%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to March 1, 2012, the maximum ratio was 1.90% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$23.91		$25.27		$23.85
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05		(0.05)		0.04
Net Realized and Unrealized Gain (Loss)	1.17		(0.37)		1.44
Total from Investment Operations	1.22		(0.42)		1.48
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)		(0.06)
Net Realized Gain	—		(0.86)		—
Total Distributions	—		(0.94)		(0.06)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$25.13		$23.91		$25.27
Total Return++	5.10	%#	(1.56)%		6.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$228		$203		$11
Ratio of Expenses to Average Net Assets (1)	2.10	%+*	2.03	%+^^	1.99	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.03	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.42	%+*	(0.18	)%+	0.27	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01%		0.01	%*
Portfolio Turnover Rate	25	%#	49%		47	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.89	%*	2.54%		2.28	%*
Net Investment Loss to Average Net Assets	(0.37	)%*	(0.69)%		(0.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$24.64		$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.21		(0.01)
Net Realized and Unrealized Gain	1.17		0.46
Total from Investment Operations	1.38		0.45
Distributions from and/or in Excess of:
Net Investment Income	—		(0.14)
Net Realized Gain	—		(0.59)
Total Distributions	—		(0.73)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$26.02		$24.64
Total Return++	5.60	%#	1.85	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$364,524		$10
Ratio of Expenses to Average Net Assets (1)	1.18	%+*	1.17	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.17	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.69	%+*	(0.21	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01	%*
Portfolio Turnover Rate	25	%#	49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43	%*	6.65	%*
Net Investment Income (Loss) to Average Net Assets	1.44	%*	(5.69	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$6,545	$—	$—	$6,545
Airlines	7,628	—	—	7,628
Automobiles	20,918	—	—	20,918
Banks	224,970	17,706	—	242,676
Beverages	28,768	—	—	28,768
Chemicals	—	4,183	—	4,183
Commercial Services & Supplies	1,959	—	—	1,959
Construction & Engineering	12,704	—	—	12,704
Construction Materials	30,547	—	—	30,547
Consumer Finance	2,159	—	—	2,159
Diversified Consumer Services	1,765	—	—	1,765
Diversified Financial Services	28,303	—	—	28,303
Diversified Telecommunication Services	25,087	—	—	25,087
Electronic Equipment, Instruments & Components	11,623	—	—	11,623
Energy Equipment & Services	11,408	—	—	11,408
Food & Staples Retailing	23,313	—	—	23,313
Food Products	40,987	—	—	40,987
Health Care Equipment & Supplies	5,252	—	—	5,252
Health Care Providers & Services	8,316	—	—	8,316
Hotels, Restaurants & Leisure	17,757	3,390	—	21,147
Household Durables	9,629	—	—	9,629

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Independent Power Producers & Energy Traders	$1,035	$—	$—	$1,035
Industrial Conglomerates	30,075	—	—	30,075
Information Technology Services	14,457	—	—	14,457
Insurance	28,981	—	—	28,981
Internet & Catalog Retail	1,495	—	—	1,495
Internet Software & Services	56,023	—	—	56,023
Machinery	8,663	—	—	8,663
Media	30,179	—	—	30,179
Multi-line Retail	14,936	4,287	—	19,223
Oil, Gas & Consumable Fuels	59,954	—	—	59,954
Paper & Forest Products	9,929	—	—	9,929
Personal Products	4,517	—	—	4,517
Pharmaceuticals	29,223	—	—	29,223
Professional Services	4,405	—	—	4,405
Real Estate Management & Development	4,696	5,593	—	10,289
Road & Rail	5,536	—	—	5,536
Semiconductors & Semiconductor Equipment	104,017	—	—	104,017
Software	10,825	—	—	10,825
Specialty Retail	3,217	—	—	3,217
Textiles, Apparel & Luxury Goods	26,470	—	—	26,470
Tobacco	8,617	—	—	8,617
Transportation Infrastructure	11,819	—	—	11,819
Wireless Telecommunication Services	68,500	9,467	—	77,967
Total Common Stocks	1,057,207	44,626	—	1,101,833
Preferred Stock	5	—	—	5
Investment Company	—	5,145	—	5,145
Short-Term Investments
Investment Company	57,576	—	—	57,576
Repurchase Agreement	—	6,526	—	6,526
Total Short-Term Investments	57,576	6,526	—	64,102
Total Assets	1,114,788	56,297	—	1,171,085
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(28)	—	(28)
Total	$1,114,788	$56,269	$—	$1,171,057

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, securities with a total value of approximately $13,914,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2013 were valued using other significant observable inputs at June 30, 2014.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore,

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(28)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(29)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(156)

At June 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Statement of Assets and Liabilities	Gross Amounts of Assets and Liabilities Presented in the
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$—	$(28)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

excess of the Portfolio's net liability, may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$28	$—	$—	$28

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$5,869,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$40,988	(b)	$—	$(40,988	)(c)(d)	$0

(b)  Represents market value of loaned securities at period end.

(c)  The Portfolio received cash collateral of approximately $42,530,000, of which approximately $41,647,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2014 there was uninvested cash of approximately $883,000, which is not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.96% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 2.10% for Class L shares and 1.18% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $1,424,000 of advisory fees were waived and approximately $390,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $273,136,000 and $374,848,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $13,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$27,662	$240,066	$210,152	$7	$57,576

The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $12,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value June 30, 2014 (000)
$4,668	$—	$4,483	$(3,667)	$—	$—

During the six months ended June 30, 2014, the Portfolio incurred approximately $24,000 in brokerage commissions with

Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,541	$40,664	$8,952	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$2,205	$(2,205)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,194	$6,591

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $244,091,000 and the aggregate gross unrealized depreciation is approximately $30,612,000 resulting in net unrealized appreciation of approximately $213,479,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 63%, 76% and 93%, for Class I, Class A and Class IS shares, respectively.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

(This Page has been left blank intentionally.)

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSAN
978996 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets External Debt Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets External Debt Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Emerging Markets External Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets External Debt Portfolio Class I	$1,000.00	$1,083.60	$1,020.63	$4.34	$4.21	0.84%
Emerging Markets External Debt Portfolio Class A	1,000.00	1,082.60	1,018.84	6.20	6.01	1.20
Emerging Markets External Debt Portfolio Class L	1,000.00	1,082.10	1,017.60	7.49	7.25	1.45
Emerging Markets External Debt Portfolio Class IS	1,000.00	1,084.70	1,020.73	4.24	4.11	0.82

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one-year period and the period since the end of May 2012, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Emerging Markets External Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (94.4%)
Brazil (7.7%)
Corporate Bonds (4.9%)
Banco do Brasil SA,
9.00%, 6/18/24 (a)(b)(c)	$200	$198
Banco Safra SA,
6.75%, 1/27/21	200	223
BRF SA,
4.75%, 5/22/24 (b)	200	198
ESAL GmbH,
6.25%, 2/5/23	200	197
Odebrecht Offshore Drilling Finance Ltd.,
6.75%, 10/1/22 (b)	193	207
		1,023
Sovereign (2.8%)
Brazil Minas SPE via State of Minas Gerais,
5.33%, 2/15/28 (b)	350	355
Brazilian Government International Bond,
7.13%, 1/20/37	185	235
		590
		1,613
Chile (2.3%)
Sovereign (2.3%)
Empresa Nacional del Petroleo,
4.75%, 12/6/21	250	266
5.25%, 8/10/20	200	220
		486
China (2.8%)
Sovereign (2.8%)
Sinopec Group Overseas Development 2013 Ltd.,
4.38%, 10/17/23	360	378
Sinopec Group Overseas Development 2014 Ltd.,
4.38%, 4/10/24	200	207
		585
Colombia (3.0%)
Corporate Bonds (1.5%)
Ecopetrol SA,
5.88%, 5/28/45	44	45
Pacific Rubiales Energy Corp.,
5.13%, 3/28/23	100	100
5.38%, 1/26/19 (b)	150	157
		302
Sovereign (1.5%)
Colombia Government International Bond,
11.75%, 2/25/20	220	320
		622
Croatia (2.5%)
Sovereign (2.5%)
Croatia Government International Bond,
5.50%, 4/4/23	200	209
6.00%, 1/26/24 (b)	280	301
		510
	Face Amount (000)	Value (000)
Honduras (1.1%)
Sovereign (1.1%)
Republic of Honduras,
8.75%, 12/16/20	$200	$223
Hungary (3.6%)
Sovereign (3.6%)
Hungary Government International Bond,
4.00%, 3/25/19	20	21
5.38%, 3/25/24	202	216
5.75%, 11/22/23	340	376
6.38%, 3/29/21	108	124
		737
Indonesia (9.2%)
Sovereign (9.2%)
Indonesia Government International Bond,
5.88%, 1/15/24 (b)	200	221
7.75%, 1/17/38	192	240
Majapahit Holding BV,
7.75%, 1/20/20	489	574
Pertamina Persero PT,
4.30%, 5/20/23	260	247
6.45%, 5/30/44 (b)	200	199
Perusahaan Listrik Negara PT,
5.50%, 11/22/21	400	422
		1,903
Ivory Coast (0.7%)
Sovereign (0.7%)
Ivory Coast Government International Bond,
5.75%, 12/31/32	145	142
Kazakhstan (4.5%)
Sovereign (4.5%)
Development Bank of Kazakhstan JSC,
4.13%, 12/10/22 (b)	200	190
KazAgro National Management Holding JSC,
4.63%, 5/24/23 (b)	200	195
KazMunayGas National Co., JSC,
6.38%, 4/9/21	375	419
9.13%, 7/2/18	100	121
		925
Kenya (1.0%)
Sovereign (1.0%)
Kenya Government International Bond,
6.88%, 6/24/24 (b)	200	208
Lithuania (1.4%)
Sovereign (1.4%)
Lithuania Government International Bond,
6.63%, 2/1/22	240	291

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets External Debt Portfolio

	Face Amount (000)	Value (000)
Mexico (13.0%)
Corporate Bonds (3.0%)
Alfa SAB de CV,
5.25%, 3/25/24	$200	$209
Fermaca Enterprises S de RL de CV,
6.38%, 3/30/38 (b)	200	210
Tenedora Nemak SA de CV,
5.50%, 2/28/23	200	204
		623
Sovereign (10.0%)
Mexico Government International Bond,
3.63%, 3/15/22	300	312
6.05%, 1/11/40	244	297
Petroleos Mexicanos,
3.50%, 1/30/23	150	147
4.88%, 1/24/22	658	713
6.50%, 6/2/41	190	222
6.63%, 6/15/35	330	390
		2,081
		2,704
Mozambique (1.0%)
Sovereign (1.0%)
EMATUM Via Mozambique EMATUM Finance 2020 BV,
6.31%, 9/11/20	200	203
Pakistan (1.0%)
Sovereign (1.0%)
Pakistan Government International Bond,
7.25%, 4/15/19 (b)	200	205
Panama (1.6%)
Sovereign (1.6%)
Panama Government International Bond,
5.20%, 1/30/20	204	229
8.88%, 9/30/27	76	109
		338
Peru (1.8%)
Corporate Bond (1.1%)
Banco de Credito del Peru,
6.13%, 4/24/27 (b)(c)	212	227
Sovereign (0.7%)
Peruvian Government International Bond,
6.55%, 3/14/37	120	151
		378
Philippines (4.6%)
Sovereign (4.6%)
Philippine Government International Bond,
4.00%, 1/15/21	615	654
9.50%, 2/2/30	193	303
		957
	Face Amount (000)	Value (000)
Poland (2.5%)
Sovereign (2.5%)
Poland Government International Bond,
3.00%, 3/17/23	$500	$487
4.00%, 1/22/24	40	42
		529
Romania (0.7%)
Sovereign (0.7%)
Romanian Government International Bond,
4.38%, 8/22/23 (b)	76	78
6.75%, 2/7/22	50	60
		138
Russia (9.2%)
Sovereign (9.2%)
Russian Foreign Bond - Eurobond,
5.63%, 4/4/42	400	420
7.50%, 3/31/30	1,272	1,477
		1,897
South Africa (2.6%)
Sovereign (2.6%)
South Africa Government International Bond,
4.67%, 1/17/24	300	307
5.88%, 9/16/25	200	223
		530
Turkey (5.6%)
Corporate Bond (0.9%)
Turk Telekomunikasyon AS,
4.88%, 6/19/24 (b)	200	195
Sovereign (4.7%)
Export Credit Bank of Turkey,
5.88%, 4/24/19 (b)	200	213
Turkey Government International Bond,
3.25%, 3/23/23	400	370
5.63%, 3/30/21	250	274
6.88%, 3/17/36	100	118
		975
		1,170
Ukraine (1.4%)
Sovereign (1.4%)
Ukraine Government International Bond,
7.50%, 4/17/23	200	189
7.75%, 9/23/20	100	96
		285
Venezuela (9.6%)
Sovereign (9.6%)
Petroleos de Venezuela SA,
6.00%, 11/15/26	1,320	858
8.50%, 11/2/17	358	336
9.00%, 11/17/21	240	205

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets External Debt Portfolio

	Face Amount (000)	Value (000)
Venezuela (cont'd)
Venezuela Government International Bond,
9.00%, 5/7/23	$50	$43
9.25%, 9/15/27 - 5/7/28	293	252
11.75%, 10/21/26	290	286
		1,980
Total Fixed Income Securities (Cost $18,875)		19,559
	Shares
Short-Term Investment (4.3%)
Investment Company (4.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $889)	888,604	889
Total Investments (98.7%) (Cost $19,764) (d)		20,448
Other Assets in Excess of Liabilities (1.3%)		262
Net Assets (100.0%)		$20,710

(a)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of June 30, 2014.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2014.

(d)  Securities are available for collateral in connection with open futures contracts.

Futures Contracts:

The Portfolio had the following futures contracts open at June 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 5 yr. Note	10	$(1,195)	Sep-14	$4

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	84.1%
Corporate Bonds	11.6
Other*	4.3
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $1,195,000 with unrealized appreciation of approximately $4,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Emerging Markets External Debt Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $18,875)	$19,559
Investment in Security of Affiliated Issuer, at Value (Cost $889)	889
Total Investments in Securities, at Value (Cost $19,764)	20,448
Foreign Currency, at Value (Cost $1)	1
Cash	4
Interest Receivable	296
Receivable for Variation Margin on Futures Contracts	14
Due from Adviser	1
Receivable from Affiliate	—	@
Other Assets	22
Total Assets	20,786
Liabilities:
Payable for Professional Fees	45
Payable for Portfolio Shares Redeemed	5
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Other Liabilities	25
Total Liabilities	76
Net Assets	$20,710
Net Assets Consist Of:
Paid-in-Capital	$20,670
Accumulated Undistributed Net Investment Income	268
Accumulated Net Realized Loss	(916)
Unrealized Appreciation (Depreciation) on:
Investments	684
Futures Contracts	4
Foreign Currency Translations	(—	@)
Net Assets	$20,710
CLASS I:
Net Assets	$20,346
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,021,531
Net Asset Value, Offering and Redemption Price Per Share	$10.06
CLASS A:
Net Assets	$247
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	24,553
Net Asset Value, Redemption Price Per Share	$10.06
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.45
Maximum Offering Price Per Share	$10.51
CLASS L:
Net Assets	$107
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,667
Net Asset Value, Offering and Redemption Price Per Share	$10.05
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,036
Net Asset Value, Offering and Redemption Price Per Share	$10.07

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Emerging Markets External Debt Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$607
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	607
Expenses:
Professional Fees	79
Advisory Fees (Note B)	75
Registration Fees	28
Shareholder Reporting Fees	25
Administration Fees (Note C)	8
Pricing Fees	8
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	3
Directors' Fees and Expenses	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Sub Transfer Agency Fees	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	8
Total Expenses	240
Expenses Reimbursed by Adviser (Note B)	(77)
Waiver of Advisory Fees (Note B)	(75)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	85
Net Investment Income	522
Realized Loss:
Investments Sold	(290)
Foreign Currency Forward Exchange Contracts	(4)
Foreign Currency Transactions	(1)
Futures Contracts	(15)
Net Realized Loss	(310)
Change in Unrealized Appreciation (Depreciation):
Investments	1,451
Foreign Currency Translations	(— @)
Futures Contracts	(5)
Net Change in Unrealized Appreciation (Depreciation)	1,446
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,136
Net Increase in Net Assets Resulting from Operations	$1,658

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Emerging Markets External Debt Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$522	$1,115
Net Realized Loss	(310)	(314)
Net Change in Unrealized Appreciation (Depreciation)	1,446	(2,871)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,658	(2,070)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(249)	(1,072)
Net Realized Gain	—	(471)
Class A:
Net Investment Income	(2)	(8)
Net Realized Gain	—	(4)
Class H*:
Net Investment Income	—	(5	)**
Net Realized Gain	—	(1	)**
Class L:
Net Investment Income	(1)	(5)
Net Realized Gain	—	(2)
Class IS:
Net Investment Income	(— @)	(—	@)***
Net Realized Gain	—	(—	@)***
Total Distributions	(252)	(1,568)
Capital Share Transactions:(1)
Class I:
Subscribed	200	1,038
Distributions Reinvested	13	79
Redeemed	(650)	(754)
Class A:
Subscribed	92	—
Distributions Reinvested	— @	—	@
Conversion from Class H	—	104
Redeemed	(57)	(—	@)
Class H*:
Subscribed	—	250	**
Distributions Reinvested	—	3	**
Conversion to Class A	—	(104	)**
Redeemed	—	(229	)**
Class L:
Subscribed	—	7
Distributions Reinvested	— @	—	@
Class IS:
Subscribed	—	10	***
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(402)	404
Redemption Fees	—	—	@
Total Increase (Decrease) in Net Assets	1,004	(3,234)
Net Assets:
Beginning of Period	19,706	22,940
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $268 and $(2))	$20,710	$19,706
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Emerging Markets External Debt Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)		Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	$22		$97
Shares Issued on Distributions Reinvested	1		8
Shares Redeemed	(66)		(75)
Net Increase (Decrease) in Class I Shares Outstanding	(43)		30
Class A:
Shares Subscribed	10		—
Shares Issued on Distributions Reinvested	—	@@	—	@@
Conversion from Class H	—		11
Shares Redeemed	(6)		(—	@@)
Net Increase in Class A Shares Outstanding	4		11
Class H*:
Shares Subscribed	—		23	**
Shares Issued on Distributions Reinvested	—		—	@@**
Conversion to Class A	—		(11	)**
Shares Redeemed	—		(23	)**
Net Decrease in Class H Shares Outstanding	—		(11)
Class L:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—	@@
Net Increase in Class L Shares Outstanding	—	@@	1
Class IS:
Shares Subscribed	—		1	***

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**   For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets External Debt Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$9.40		$11.11	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.53	0.30
Net Realized and Unrealized Gain (Loss)	0.53		(1.50)	1.18
Total from Investment Operations	0.78		(0.97)	1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.48)	(0.30)
Net Realized Gain	—		(0.26)	(0.07)
Total Distributions	(0.12)		(0.74)	(0.37)
Redemption Fees	—		0.00 ‡	—
Net Asset Value, End of Period	$10.06		$9.40	$11.11
Total Return++	8.36	%#	(8.79)%	14.83	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,346		$19,400	$22,597
Ratio of Expenses to Average Net Assets (1)	0.84	%+*	0.84%+	0.84	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	5.21	%+*	5.14%+	4.63	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.01	%††*
Portfolio Turnover Rate	70	%#	94%	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.36	%*	2.15%	2.02	%††*
Net Investment Income to Average Net Assets	3.69	%*	3.83%	3.45	%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets External Debt Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$9.40		$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.23		0.49		0.29
Net Realized and Unrealized Gain (Loss)	0.54		(1.49)		1.17
Total from Investment Operations	0.77		(1.00)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.45)		(0.28)
Net Realized Gain	—		(0.26)		(0.07)
Total Distributions	(0.11)		(0.71)		(0.35)
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$10.06		$9.40		$11.11
Total Return++	8.26	%#	(9.05)%		14.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$247		$196		$111
Ratio of Expenses to Average Net Assets (1)	1.20	%+*	1.14	%+^^	1.09	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	4.85	%+*	4.88	%+	4.38	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.01	%††*
Portfolio Turnover Rate	70	%#	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.32	%*	2.76%		2.27	%††*
Net Investment Income to Average Net Assets	2.73	%*	3.26%		3.20	%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets External Debt Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013		Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$9.39		$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.22		0.47		0.25
Net Realized and Unrealized Gain (Loss)	0.55		(1.51)		1.18
Total from Investment Operations	0.77		(1.04)		1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.42)		(0.25)
Net Realized Gain	—		(0.26)		(0.07)
Total Distributions	(0.11)		(0.68)		(0.32)
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$10.05		$9.39		$11.11
Total Return++	8.21	%#	(9.41)%		14.33	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107		$100		$111
Ratio of Expenses to Average Net Assets (1)	1.45	%+*	1.41	%+^^	1.59	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	4.60	%+*	4.57	%+	3.88	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.01	%††*
Portfolio Turnover Rate	70	%#	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.36	%*	3.07%		2.77	%††*
Net Investment Income to Average Net Assets	1.69	%*	2.91%		2.70	%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets External Debt Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$9.40		$9.65
Income from Investment Operations:
Net Investment Income†	0.25		0.15
Net Realized and Unrealized Gain	0.54		0.04
Total from Investment Operations	0.79		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.24)
Net Realized Gain	—		(0.20)
Total Distributions	(0.12)		(0.44)
Redemption Fees	—		0.00	‡
Net Asset Value, End of Period	$10.07		$9.40
Total Return++	8.47	%#	1.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (1)	0.82	%+*	0.81	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.23	%+*	5.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01	%*
Portfolio Turnover Rate	70	%#	94	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	23.09	%*	7.70	%*
Net Investment Loss to Average Net Assets	(17.04	)%*	(1.53	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets External Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and corporate issuers in emerging market countries. The securities in which the Portfolio may invest will primarily be denominated in U.S. dollars. The Portfolio may invest, to a lesser extent, in securities denominated in currencies other than U.S. dollars. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, develop-

ments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$2,370	$—	$2,370
Sovereign	—	17,189	—	17,189
Total Fixed Income Securities	—	19,559	—	19,559
Short-Term Investment
Investment Company	889	—	—	889
Futures Contracts	4	—	—	4
Total Assets	$893	$19,559	$—	$20,452

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of indi-

vidual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of June 30, 2014, the Portfolio did not have any open currency contracts.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$4	(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(4)
Interest Rate Risk	Futures Contracts	(15)
	Total	$(19)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(5)

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$85,000
Futures Contracts:
Average monthly original value	$1,198,000

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $75,000 of advisory fees were waived and approximately $80,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,034,000 and $13,470,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$1,497	$6,553	$7,161	$—	@	$889

@  Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,545	$22	$759	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(45)	$45	$—

At December 31, 2013, the Portfolio had no distributable earnings on a tax basis.

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $831,000 and the aggregate gross unrealized depreciation is approximately $147,000 resulting in net unrealized appreciation of approximately $684,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1	$361

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

27

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

  IFIEMEDSAN
978572 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,174.60	$1,019.79	$5.45	$5.06	1.01%
U.S. Real Estate Portfolio Class A	1,000.00	1,173.60	1,018.40	6.95	6.46	1.29
U.S. Real Estate Portfolio Class L	1,000.00	1,170.40	1,015.82	9.74	9.05	1.81
U.S. Real Estate Portfolio Class IS	1,000.00	1,176.00	1,020.38	4.80	4.46	0.89

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the three- and five-year periods but better than its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee was higher but close to its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (con't)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.7%)
Apartments (17.3%)
AvalonBay Communities, Inc. REIT	363,828	$51,733
Camden Property Trust REIT	252,587	17,972
Equity Residential REIT	1,343,149	84,618
Essex Property Trust, Inc. REIT	45,438	8,402
Mid-America Apartment Communities, Inc. REIT	149,763	10,940
		173,665
Diversified (7.6%)
Forest City Enterprises, Inc., Class A (a)	295,551	5,873
Lexington Realty Trust REIT	46,340	510
Vornado Realty Trust REIT	650,946	69,475
		75,858
Health Care (8.8%)
HCP, Inc. REIT	490,138	20,282
Health Care REIT, Inc.	100,695	6,311
Healthcare Realty Trust, Inc. REIT	409,443	10,408
Senior Housing Properties Trust REIT	874,701	21,246
Ventas, Inc. REIT	463,599	29,717
		87,964
Industrial (6.2%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	14,000	6,437
DCT Industrial Trust, Inc. REIT	632,512	5,193
Exeter Industrial Value Fund, LP REIT (a)(b)(c)(d)	7,905,000	7,249
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	7,574,257	7,400
KTR Industrial Fund II, LP REIT (a)(b)(c)(d)	9,195,652	10,088
ProLogis, Inc. REIT	593,039	24,368
Rexford Industrial Realty, Inc. REIT	100,080	1,425
		62,160
Lodging/Resorts (13.2%)
Chesapeake Lodging Trust	101,666	3,073
Hilton Worldwide Holdings, Inc. (a)	348,350	8,117
Host Hotels & Resorts, Inc. REIT	4,126,261	90,819
Starwood Hotels & Resorts Worldwide, Inc.	275,036	22,228
Summit Hotel Properties, Inc. REIT	405,598	4,299
Sunstone Hotel Investors, Inc. REIT	262,118	3,914
		132,450
Manufactured Homes (1.3%)
Equity Lifestyle Properties, Inc. REIT	297,846	13,153
Mixed Industrial/Office (1.7%)
Duke Realty Corp. REIT	677,185	12,298
Liberty Property Trust REIT	63,000	2,389
PS Business Parks, Inc. REIT	34,181	2,854
		17,541
Office (7.9%)
Alexandria Real Estate Equities, Inc. REIT	130,490	10,131
Boston Properties, Inc. REIT	261,200	30,869
BRCP REIT I, LP (a)(b)(c)(d)	6,101,396	946
BRCP REIT II, LP (a)(b)(c)(d)	8,363,574	4,533
	Shares	Value (000)
Cousins Properties, Inc. REIT	646,303	$8,046
Hudson Pacific Properties, Inc. REIT	437,176	11,078
Mack-Cali Realty Corp. REIT	643,258	13,817
		79,420
Regional Malls (21.6%)
General Growth Properties, Inc. REIT	1,767,962	41,653
Macerich Co. (The) REIT	376,412	25,125
Simon Property Group, Inc. REIT	822,989	136,847
Taubman Centers, Inc. REIT	114,643	8,691
Washington Prime Group, Inc. REIT (a)	238,155	4,463
		216,779
Retail Free Standing (2.2%)
National Retail Properties, Inc. REIT	433,390	16,118
Realty Income Corp. REIT	136,147	6,047
		22,165
Self Storage (5.2%)
Public Storage REIT	287,089	49,193
Sovran Self Storage, Inc. REIT	42,178	3,258
		52,451
Shopping Centers (6.7%)
Acadia Realty Trust REIT	118,127	3,318
DDR Corp. REIT	140,066	2,469
Federal Realty Investment Trust REIT	65,435	7,913
Regency Centers Corp. REIT	732,756	40,800
Tanger Factory Outlet Centers, Inc. REIT	369,919	12,936
		67,436
Total Common Stocks (Cost $706,162)		1,001,042
Short-Term Investment (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $2,961)	2,960,517	2,961
Total Investments (100.0%) (Cost $709,123)		1,004,003
Other Assets in Excess of Liabilities (0.0%)		318
Net Assets (100.0%)		$1,004,321

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at June 30, 2014.

(c)  At June 30, 2014, the Portfolio held fair valued securities valued at approximately $36,653,000, representing 3.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LP was acquired between 5/03 - 5/08 and has a cost basis of approximately $506,000. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $8,364,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of approximately $7,000,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $6,307,000. Keystone Industrial Fund, LP was acquired between 3/06 - 6/11 and has a current cost basis of approximately $4,805,000. KTR Industrial Fund II, LP was acquired between 1/09 - 5/12 and has a current cost basis of approximately $4,722,000. At December 31, 2013, these securities had an aggregate market value of approximately $36,653,000, representing 3.7% of net assets.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	21.6%
Apartments	17.3
Lodging/Resorts	13.2
Health Care	8.8
Office	7.9
Diversified	7.5
Shopping Centers	6.7
Industrial	6.2
Other*	5.6
Self Storage	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $706,162)	$1,001,042
Investment in Security of Affiliated Issuer, at Value (Cost $2,961)	2,961
Total Investments in Securities, at Value (Cost $709,123)	1,004,003
Foreign Currency, at Value (Cost $1)	1
Dividends Receivable	2,654
Receivable for Portfolio Shares Sold	1,798
Receivable from Affiliate	—	@
Other Assets	46
Total Assets	1,008,502
Liabilities:
Payable for Advisory Fees	2,008
Payable for Portfolio Shares Redeemed	1,298
Payable for Sub Transfer Agency Fees — Class I	604
Payable for Sub Transfer Agency Fees — Class A	50
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Administration Fees	68
Payable for Professional Fees	31
Payable for Shareholder Services Fees — Class A	24
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Directors' Fees and Expenses	21
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A	2
Payable for Transfer Agent Fees — Class L	1
Payable for Custodian Fees	4
Other Liabilities	63
Total Liabilities	4,181
Net Assets	$1,004,321
Net Assets Consist Of:
Paid-in-Capital	$685,659
Accumulated Undistributed Net Investment Income	8,968
Accumulated Net Realized Gain	14,814
Unrealized Appreciation (Depreciation) on:
Investments	294,880
Foreign Currency Translations	(—	@)
Net Assets	$1,004,321
CLASS I:
Net Assets	$881,395
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	45,492,059
Net Asset Value, Offering and Redemption Price Per Share	$19.37
CLASS A:
Net Assets	$118,273
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,233,690
Net Asset Value, Redemption Price Per Share	$18.97
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.05
Maximum Offering Price Per Share	$20.02
CLASS L:
Net Assets	$4,642
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	245,160
Net Asset Value, Offering and Redemption Price Per Share	$18.93
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	584
Net Asset Value, Offering and Redemption Price Per Share	$19.39

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

U.S. Real Estate Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$16,955
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	16,956
Expenses:
Advisory Fees (Note B)	3,756
Sub Transfer Agency Fees	(171	)#
Sub Transfer Agency Fees — Class I	582
Sub Transfer Agency Fees — Class A	84
Sub Transfer Agency Fees — Class L	3
Administration Fees (Note C)	388
Shareholder Services Fees — Class A (Note D)	134
Distribution and Shareholder Services Fees — Class L (Note D)	17
Shareholder Reporting Fees	65
Professional Fees	57
Registration Fees	50
Transfer Agency Fees (Note E)	—	@
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	14
Directors' Fees and Expenses	11
Pricing Fees	2
Other Expenses	19
Expenses Before Non Operating Expenses	5,031
Investment Related Expenses	38
Total Expenses	5,069
Reimbursement of Class Specific Expenses — Class I (Note B)	(15)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Net Expenses	5,046
Net Investment Income	11,910
Realized Gain:
Investments Sold	12,131
Change in Unrealized Appreciation (Depreciation):
Investments	131,933
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	131,933
Realized Gain and Change in Unrealized Appreciation (Depreciation)	144,064
Net Increase in Net Assets Resulting from Operations	$155,974

@  Amount is less than $500.

#  Over accrual of sub transfer agent expenses.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$11,910	$15,031
Net Realized Gain	12,131	27,034
Net Change in Unrealized Appreciation (Depreciation)	131,933	(19,185)
Net Increase in Net Assets Resulting from Operations	155,974	22,880
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,111)	(18,870)
Net Realized Gain	—	(19,628)
Class A:
Net Investment Income	(302)	(1,988)
Net Realized Gain	—	(2,365)
Class H*:
Net Investment Income	—	(101	)**
Net Realized Gain	—	(123	)**
Class L:
Net Investment Income	(7)	(69)
Net Realized Gain	—	(113)
Class IS:
Net Investment Income	(— @)	(—	@)***
Net Realized Gain	—	(—	@)***
Total Distributions	(3,420)	(43,257)
Capital Share Transactions:(1)
Class I:
Subscribed	101,560	393,679
Distributions Reinvested	2,456	30,554
Redeemed	(155,560)	(433,966)
Class A:
Subscribed	19,145	24,542
Distributions Reinvested	301	4,337
Conversion from Class H	—	23,632
Redeemed	(19,322)	(42,145)
Class H*:
Subscribed	—	2,068	**
Distributions Reinvested	—	216	**
Conversion to Class A	—	(23,632)
Redeemed	—	(3,794	)**
Class L:
Subscribed	57	533
Distributions Reinvested	7	179
Redeemed	(607)	(1,138)
Class IS:
Subscribed	—	10	***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(51,963)	(24,925)
Total Increase (Decrease) in Net Assets	100,591	(45,302)
Net Assets:
Beginning of Period	903,730	949,032
End of Period (Including Accumulated Undistributed Net Investment Income of $8,968 and $478)	$1,004,321	$903,730

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,595	22,284
Shares Issued on Distributions Reinvested	135	1,827
Shares Redeemed	(8,463)	(24,704)
Net Decrease in Class I Shares Outstanding	(2,733)	(593)
Class A:
Shares Subscribed	1,061	1,437
Shares Issued on Distributions Reinvested	17	266
Conversion from Class H	—	1,442
Shares Redeemed	(1,094)	(2,453)
Net Increase (Decrease) in Class A Shares Outstanding	(16)	692
Class H*:
Shares Subscribed	—	118 **
Shares Issued on Distributions Reinvested	—	12 **
Conversion to Class A	—	(1,442)
Shares Redeemed	—	(218)**
Net Decrease in Class H Shares Outstanding	—	(1,530)
Class L:
Shares Subscribed	4	31
Shares Issued on Distributions Reinvested	— @@	11
Shares Redeemed	(34)	(67)
Net Decrease in Class L Shares Outstanding	(30)	(25)
Class IS:
Shares Subscribed	—	1 ***

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$16.55		$16.93	$14.99		$14.33	$11.18		$8.87
Income from Investment Operations:
Net Investment Income†	0.22		0.27	0.24		0.11	0.30		0.23
Net Realized and Unrealized Gain	2.67		0.14	2.19		0.69	3.02		2.30
Total from Investment Operations	2.89		0.41	2.43		0.80	3.32		2.53
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.20)	(0.20)		(0.14)	(0.17)		(0.22)
Net Realized Gain	—		(0.59)	(0.29)		—	—		—
Total Distributions	(0.07)		(0.79)	(0.49)		(0.14)	(0.17)		(0.22)
Redemption Fees	—		—	—		—	—		0.00	‡
Net Asset Value, End of Period	$19.37		$16.55	$16.93		$14.99	$14.33		$11.18
Total Return++	17.46	%#	2.45%	16.26%		5.57%	29.86%		29.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$881,395		$797,933	$826,420		$773,138	$855,474		$584,820
Ratio of Expenses to Average Net Assets (1)	1.01	%+*	1.01%+	0.98	%+††	1.01%+	0.99	%+††	0.99	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+*	1.00%+	0.97	%+††	1.00%+	0.98	%+††	0.96	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.49	%+*	1.51%+	2.45	%+††	0.76%+	2.34	%+††	2.70	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	11	%#	24%	22%		21%	41%		30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.03%	N/A		1.03%	N/A		1.00	%+
Net Investment Income to Average Net Assets	N/A		1.49%	N/A		0.74%	N/A		2.69	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$16.21		$16.60	$14.70		$14.07	$10.99		$8.73
Income from Investment Operations:
Net Investment Income†	0.20		0.23	0.19		0.08	0.26		0.21
Net Realized and Unrealized Gain	2.61		0.12	2.16		0.66	2.96		2.25
Total from Investment Operations	2.81		0.35	2.35		0.74	3.22		2.46
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.15)	(0.16)		(0.11)	(0.14)		(0.20)
Net Realized Gain	—		(0.59)	(0.29)		—	—		—
Total Distributions	(0.05)		(0.74)	(0.45)		(0.11)	(0.14)		(0.20)
Redemption Fees	—		—	—		—	—		0.00	‡
Net Asset Value, End of Period	$18.97		$16.21	$16.60		$14.70	$14.07		$10.99
Total Return++	17.36	%#	2.14%	16.02%		5.26%	29.51%		29.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$118,273		$101,325	$92,240		$92,047	$89,321		$116,164
Ratio of Expenses to Average Net Assets (1)	1.29	%+*	1.28%+^	1.23	%+††	1.26%+	1.24	%+††	1.24	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.28	%+*	1.27%+^	1.22	%+††	1.25%+	1.23	%+††	1.21	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.23	%+*	1.35%+	2.20	%+††	0.54%+	2.09	%+††	2.45	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	11	%#	24%	22%		21%	41%		30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.29%	N/A		1.28%	N/A		1.25	%+
Net Investment Income to Average Net Assets	N/A		1.34%	N/A		0.52%	N/A		2.44	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,				Period from November 11, 2011^ to
Selected Per Share Data and Ratios	(unaudited)		2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$16.20		$16.59		$14.69		$14.52
Income from Investment Operations:
Net Investment Income†	0.15		0.13		0.10		0.06
Net Realized and Unrealized Gain	2.61		0.13		2.16		0.11
Total from Investment Operations	2.76		0.26		2.26		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.06)		(0.07)		—
Net Realized Gain	—		(0.59)		(0.29)		—
Total Distributions	(0.03)		(0.65)		(0.36)		—
Net Asset Value, End of Period	$18.93		$16.20		$16.59		$14.69
Total Return++	17.04	%#	1.62%		15.44%		1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,642		$4,462		$4,975		$5,879
Ratio of Expenses to Average Net Assets (1)	1.81	%+*	1.78	%+^^	1.73	%+††	1.75	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.80	%+*	1.77	%+^^	1.72	%+††	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.67	%+*	0.73	%+	1.70	%+	3.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%§††	0.00	%§*
Portfolio Turnover Rate	11	%#	24%		22%		21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.79%		N/A		1.91	%+*
Net Investment Income to Average Net Assets	N/A		0.72%		N/A		3.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$16.55		$17.13
Income from Investment Operations:
Net Investment Income†	0.24		0.03
Net Realized and Unrealized Gain	2.67		0.01
Total from Investment Operations	2.91		0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.11)
Net Realized Gain	—		(0.51)
Total Distributions	(0.07)		(0.62)
Net Asset Value, End of Period	$19.39		$16.55
Total Return++	17.60	%#	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11		$10
Ratio of Expenses to Average Net Assets (1)	0.89	%+*	0.90	%*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.89	%+*	0.89	%*^^
Ratio of Net Investment Income to Average Net Assets (1)	2.63	%+*	0.52	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	N/A
Portfolio Turnover Rate	11	%#	24	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.73	%*	6.19	%*
Net Investment Loss to Average Net Assets	(16.21	)%*	(4.77	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$173,665	$—	$—	$173,665
Diversified	75,858	—	—	75,858
Health Care	87,964	—	—	87,964
Industrial	30,986	—	31,174	62,160
Lodging/Resorts	132,450	—	—	132,450
Manufactured Homes	13,153	—	—	13,153
Mixed Industrial/Office	17,541	—	—	17,541
Office	73,941	—	5,479	79,420
Regional Malls	216,779	—	—	216,779
Retail Free Standing	22,165	—	—	22,165
Self Storage	52,451	—	—	52,451
Shopping Centers	67,436	—	—	67,436
Total Common Stocks	964,389	—	36,653	1,001,042
Short-Term Investment
Investment Company	2,961	—	—	2,961
Total Assets	$967,350	$—	$36,653	$1,004,003

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$36,160
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(1,738)
Change in unrealized appreciation/depreciation	2,231
Realized gains (losses)	—
Ending Balance	$36,653
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2014	$2,231

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014.

	Fair Value at June 30, 2014 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$31,174	Reported Capital Balance, Adjusted for Subsequent Capital Calls and Return of Capital, as applicable	Adjusted Capital Balance
Office
Common Stocks	$5,479	Reported Capital Balance, Adjusted for Subsequent Capital Calls and Return of Capital, as applicable	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of June 30, 2014, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of June 30, 2014, BRCP REIT II, LLC has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of June 30, 2014, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,946,000 for which it will receive 7,946,000 shares of common stock. As of June 30, 2014, Keystone Industrial Fund, LP has drawn down approximately $7,574,000 which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of June 30, 2014, KTR Industrial Fund II LP has drawn down approximately $9,196,000 which represents 92.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of June 30, 2014, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.77% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $16,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $104,714,000 and $140,875,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2014 (000)
$6,203	$68,274	$71,516	$1	$2,961

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$19,641	$23,617	$11,407	$16,630

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments on partnerships, differing treatments of gains (losses) related to REIT adjustments and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$2,295	$(2,883)	$588

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$5,672

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $304,279,000 and the aggregate gross unrealized depreciation

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

is approximately $9,399,000 resulting in net unrealized appreciation of approximately $294,880,000.

I. Other: At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 63% and 42% for Class I and Class A shares, respectively.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

26

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREASAN
979009 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Domestic Debt Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
U.S. Privacy Policy	25
Director and Officer Information	28
This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets Domestic Debt Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Emerging Markets Domestic Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Domestic Debt Portfolio Class I	$1,000.00	$1,051.20	$1,020.58	$4.32	$4.26	0.85%
Emerging Markets Domestic Debt Portfolio Class A	1,000.00	1,048.90	1,018.84	6.10	6.01	1.20
Emerging Markets Domestic Debt Portfolio Class L	1,000.00	1,048.10	1,017.60	7.36	7.25	1.45
Emerging Markets Domestic Debt Portfolio Class IS	1,000.00	1,051.20	1,020.73	4.17	4.11	0.82

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Emerging Markets Domestic Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (94.1%)
Brazil (8.8%)
Sovereign (8.8%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17	BRL	3,772	$1,649
Colombia (4.8%)
Sovereign (4.8%)
Colombia Government International Bond, 4.38%, 3/21/23	COP	1,031,000	505
9.85%, 6/28/27		552,000	387
			892
Hungary (5.6%)
Sovereign (5.6%)
Hungary Government Bond, 6.00%, 11/24/23	HUF	199,630	1,003
6.50%, 6/24/19		7,500	38
			1,041
Indonesia (7.1%)
Sovereign (7.1%)
Barclays Bank PLC, Republic of Indonesia Government Bond, Credit Linked Notes, 9.00%, 9/19/18 (a)	IDR	8,000,000	704
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes, 11.00%, 12/15/20 (a)(b)		6,500,000	632
			1,336
Malaysia (7.9%)
Sovereign (7.9%)
Malaysia Government Bond, 3.81%, 2/15/17	MYR	4,733	1,486
Mexico (10.0%)
Sovereign (10.0%)
Mexican Bonos, 8.00%, 6/11/20	MXN	1,004	89
8.50%, 11/18/38		3,275	309
Petroleos Mexicanos(Units), 7.65%, 11/24/21 (a)(c)		17,570	1,474
			1,872
Nigeria (2.2%)
Sovereign (2.2%)
Nigeria Government Bond, 13.05%, 8/16/16	NGN	65,000	413
Peru (2.3%)
Sovereign (2.3%)
Peru Government Bond(Units), 8.60%, 8/12/17 (c)	PEN	965	391
Peruvian Government International Bond(Units), 8.20%, 8/12/26 (c)		106	47
			438
	Face Amount (000)		Value (000)
Poland (9.9%)
Sovereign (9.9%)
Poland Government Bond, 3.75%, 4/25/18	PLN	1,454	$495
4.00%, 10/25/23		480	165
5.25%, 10/25/17		325	116
5.75%, 10/25/21		2,815	1,075
			1,851
Romania (2.0%)
Sovereign (2.0%)
Romania Government Bond, 5.85%, 4/26/23	RON	1,080	375
Russia (10.0%)
Sovereign (10.0%)
Russian Federal Bond — OFZ, 6.20%, 1/31/18	RUB	31,622	883
6.80%, 12/11/19		7,600	212
7.00%, 8/16/23		28,547	782
			1,877
South Africa (8.7%)
Sovereign (8.7%)
South Africa Government Bond, 6.75%, 3/31/21	ZAR	2,400	211
7.25%, 1/15/20		15,520	1,425
			1,636
Thailand (6.1%)
Sovereign (6.1%)
Thailand Government Bond, 3.63%, 6/16/23	THB	37,050	1,132
Turkey (8.7%)
Corporate Bond (2.2%)
Turkiye Garanti Bankasi AS, 7.38%, 3/7/18 (a)	TRY	960	418
Sovereign (6.5%)
Turkey Government Bond, 7.10%, 3/8/23		365	156
9.00%, 1/27/16 - 3/8/17		1,470	708
10.00%, 6/17/15		750	360
			1,224
			1,642
Total Fixed Income Securities (Cost $17,480)			17,640
	No. of Warrants
Warrants (0.1%)
Venezuela (0.1%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (b)(d) (Cost $—)		1,495	11

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Domestic Debt Portfolio

	Shares	Value (000)
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $532)	532,133	$532
Total Short-Term Investments (Cost $532)		532
Total Investments (97.0%) (Cost $18,012) (e)		18,183
Other Assets in Excess of Liabilities (3.0%)		560
Net Assets (100.0%)		$18,743

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2014.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Security has been deemed illiquid at June 30, 2014.

(e)  Securities are available for collateral in connection with open futures contracts.

BRL  —  Brazilian Real

COP  —  Colombian Peso

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NGN  —  Nigerian Naira

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

Futures Contracts:

The Portfolio had the following futures contracts open at June 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 5 yr. Note	12	$(1,434)	Sep-14	$5

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	94.7%
Other*	5.3
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $1,434,000 with unrealized appreciation of approximately $5,000.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Emerging Markets Domestic Debt Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $17,480)	$17,651
Investment in Security of Affiliated Issuer, at Value (Cost $532)	532
Total Investments in Securities, at Value (Cost $18,012)	18,183
Foreign Currency, at Value (Cost $93)	94
Cash	28
Interest Receivable	403
Tax Reclaim Receivable	53
Due from Adviser	30
Receivable for Variation Margin on Futures Contracts	17
Receivable for Portfolio Shares Sold	5
Receivable from Affiliate	—	@
Other Assets	13
Total Assets	18,826
Liabilities:
Payable for Professional Fees	36
Payable for Sub Transfer Agency Fees — Class I	5
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Portfolio Shares Redeemed	7
Payable for Directors' Fees and Expenses	7
Payable for Custodian Fees	5
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Investments Purchased	1
Payable for Administration Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	16
Total Liabilities	83
Net Assets	$18,743
Net Assets Consist Of:
Paid-in-Capital	$23,881
Accumulated Net Investment Loss	(372)
Accumulated Net Realized Loss	(4,947)
Unrealized Appreciation (Depreciation) on:
Investments	171
Futures Contracts	5
Foreign Currency Translations	5
Net Assets	$18,743

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Emerging Markets Domestic Debt Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$14,790
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,309,248
Net Asset Value, Offering and Redemption Price Per Share	$11.30
CLASS A:
Net Assets	$2,565
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	221,261
Net Asset Value, Redemption Price Per Share	$11.59
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.51
Maximum Offering Price Per Share	$12.10
CLASS L:
Net Assets	$1,378
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	121,584
Net Asset Value, Offering and Redemption Price Per Share	$11.33
CLASS IS:
Net Assets	$10
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	907
Net Asset Value, Offering and Redemption Price Per Share	$11.30

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Emerging Markets Domestic Debt Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$693
Dividends from Securities of Unaffiliated Issuers	1
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	694
Expenses:
Advisory Fees (Note B)	89
Professional Fees	67
Registration Fees	27
Custodian Fees (Note F)	19
Shareholder Reporting Fees	16
Sub Transfer Agency Fees	3
Sub Transfer Agency Fees — Class I	4
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	— @
Administration Fees (Note C)	10
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	6
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	3
Directors' Fees and Expenses	1
Other Expenses	11
Total Expenses	269
Waiver of Advisory Fees (Note B)	(89)
Expenses Reimbursed by Adviser (Note B)	(55)
Reimbursement of Class Specific Expenses — Class I (Note B)	(8)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	113
Net Investment Income	581
Realized Gain (Loss):
Investments Sold	(2,772)
Foreign Currency Forward Exchange Contracts	(22)
Foreign Currency Transactions	(58)
Futures Contracts	25
Net Realized Loss	(2,827)
Change in Unrealized Appreciation (Depreciation):
Investments	3,039
Foreign Currency Forward Exchange Contracts	16
Foreign Currency Translations	18
Futures Contracts	(117)
Net Change in Unrealized Appreciation (Depreciation)	2,956
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	129
Net Increase in Net Assets Resulting from Operations	$710

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Emerging Markets Domestic Debt Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$581	$2,609
Net Realized Loss	(2,827)	(2,694)
Net Change in Unrealized Appreciation (Depreciation)	2,956	(7,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	710	(7,376)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(789)
Net Realized Gain	—	(444)
Paid-in-Capital	—	(233)
Class A:
Net Investment Income	—	(86)
Net Realized Gain	—	(48)
Paid-in-Capital	—	(41)
Class H*:
Net Investment Income	—	(29	)**
Net Realized Gain	—	(26	)**
Class L:
Net Investment Income	—	(54)
Net Realized Gain	—	(39)
Paid-in-Capital	—	(21)
Class IS:
Net Investment Income	—	(—	@)***
Paid-in-Capital	—	(—	@)***
Total Distributions	—	(1,810)
Capital Share Transactions:(1)
Class I:
Subscribed	673	9,531
Distributions Reinvested	—	946
Redeemed	(12,152)	(26,242)
Class A:
Subscribed	150	585
Distributions Reinvested	—	172
Conversion from Class H	—	2,444
Redeemed	(3,682)	(2,034)
Class H*:
Distributions Reinvested	—	55	**
Conversion to Class A	—	(2,444	)**
Redeemed	—	(223	)**
Class L:
Subscribed	54	254
Distributions Reinvested	—	114
Redeemed	(1,755)	(1,290)
Class IS:
Subscribed	—	10	***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(16,712)	(18,122)
Redemption Fees	—	3
Total Decrease in Net Assets	(16,002)	(27,305)
Net Assets:
Beginning of Period	34,745	62,050
End of Period including (Accumulated Net Investment Loss and Distribution in Excess of Net Investment Income of $(372) and $(953)), respectively	$18,743	$34,745

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Emerging Markets Domestic Debt Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2014 (unaudited) (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	63	760
Shares Issued on Distributions Reinvested	—	82
Shares Redeemed	(1,141)	(2,281)
Net Decrease in Class I Shares Outstanding	(1,078)	(1,439)
Class A:
Shares Subscribed	13	48
Shares Issued on Distributions Reinvested	—	15
Conversion from Class H	—	220
Shares Redeemed	(341)	(171)
Net Increase (Decrease) in Class A Shares Outstanding	(328)	112
Class H*:
Shares Issued on Distributions Reinvested	—	4 **
Conversion to Class A	—	(220)**
Shares Redeemed	—	(17)**
Net Decrease in Class H Shares Outstanding	—	(233)
Class L:
Shares Subscribed	6	19
Shares Issued on Distributions Reinvested	—	10
Shares Redeemed	(162)	(115)
Net Decrease in Class L Shares Outstanding	(156)	(86)
Class IS:
Shares Subscribed	—	1 ***

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares converted into Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class I
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.75		$12.71	$11.23		$12.44		$12.15		$9.94
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.61	0.65		0.64		0.87		0.71
Net Realized and Unrealized Gain (Loss)	0.28		(2.18)	1.22		(1.07)		0.92		1.64
Total from Investment Operations	0.55		(1.57)	1.87		(0.43)		1.79		2.35
Distributions from and/or in Excess of:
Net Investment Income	—		(0.20)	(0.39)		(0.64)		(0.93)		(0.09)
Net Realized Gain	—		(0.12)	(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	—		(0.07)	—		—		—		—
Total Distributions	—		(0.39)	(0.39)		(0.78)		(1.50)		(0.14)
Redemption Fees	—		0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$11.30		$10.75	$12.71		$11.23		$12.44		$12.15
Total Return++	5.12	%#	(12.54)%	16.89%		(3.66)%		15.07%		23.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,790		$25,669	$48,641		$69,557		$28,864		$38,041
Ratio of Expenses to Average Net Assets (1)	0.85	%+*	0.84%+	0.84	%+††	0.83	%+††	0.84	%+††	0.84	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		N/A		0.84	%+††	0.84	%+
Ratio of Net Investment Income to Average Net Assets (1)	5.02	%+*	5.08%+	5.40	%+††	5.21	%+††	7.12	%+††	6.44	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01%	0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	54	%#	117%	84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.14	%*	1.39%	1.18	%††	1.19	%††	1.29	%+††	1.35	%+
Net Investment Income to Average Net Assets	3.73	%*	4.53%	5.06	%††	4.85	%††	6.67	%+††	5.93	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$11.05		$13.06	$11.54		$12.76		$12.42		$10.18
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.60	0.64		0.63		0.86		0.84
Net Realized and Unrealized Gain (Loss)	0.29		(2.24)	1.25		(1.10)		0.94		1.53
Total from Investment Operations	0.54		(1.64)	1.89		(0.47)		1.80		2.37
Distributions from and/or in Excess of:
Net Investment Income	—		(0.18)	(0.37)		(0.61)		(0.89)		(0.08)
Net Realized Gain	—		(0.12)	(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	—		(0.07)	—		—		—		—
Total Distributions	—		(0.37)	(0.37)		(0.75)		(1.46)		(0.13)
Redemption Fees	—		0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$11.59		$11.05	$13.06		$11.54		$12.76		$12.42
Total Return++	4.89	%#	(12.76)%	16.56%		(3.90)%		14.88%		23.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,565		$6,065	$5,712		$6,784		$6,792		$4,379
Ratio of Expenses to Average Net Assets (1)	1.20	%+*	1.13%+^	1.09	%+††	1.08	%+††	1.09	%+††	1.09	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		N/A		1.09	%+††	1.09	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.57	%+*	4.91%+	5.15	%+††	4.96	%+††	6.87	%+††	7.52	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01%	0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	54	%#	117%	84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.56	%*	1.72%	1.43	%††	1.44	%††	1.54	%+††	1.62	%+
Net Investment Income to Average Net Assets	3.21	%*	4.32%	4.81	%††	4.60	%††	6.42	%+††	6.99	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class L
	Six Months Ended June 30, 2014		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.82		$12.80		$11.33		$12.54		$12.24		$10.09
Income (Loss) from Investment Operations:
Net Investment Income†	0.23		0.55		0.57		0.55		0.79		0.92
Net Realized and Unrealized Gain (Loss)	0.28		(2.19)		1.22		(1.07)		0.92		1.36
Total from Investment Operations	0.51		(1.64)		1.79		(0.52)		1.71		2.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.15)		(0.32)		(0.55)		(0.84)		(0.08)
Net Realized Gain	—		(0.12)		(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	—		(0.07)		—		—		—		—
Total Distributions	—		(0.34)		(0.32)		(0.69)		(1.41)		(0.13)
Redemption Fees	—		0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$11.33		$10.82		$12.80		$11.33		$12.54		$12.24
Total Return++	4.81	%#	(13.00)%		15.99%		(4.34)%		14.18%		22.80%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,378		$3,001		$4,648		$4,965		$4,668		$1,305
Ratio of Expenses to Average Net Assets (1)	1.45	%+*	1.40	%+^^	1.59	%+††	1.58	%+††	1.59	%+††	1.59	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.59	%+††	1.59	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.23	%+*	4.55	%+	4.65	%+††	4.46	%+††	6.37	%+††	8.21	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01%		0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	54	%#	117%		84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.69	%*	1.95%		1.93	%††	1.94	%††	2.04	%+††	2.02	%+
Net Investment Income to Average Net Assets	2.99	%*	4.00%		4.31	%††	4.10	%††	5.92	%+††	7.78	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.75		$11.02
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.19
Net Realized and Unrealized Gain (Loss)	0.27		(0.33)
Total from Investment Operations	0.55		(0.14)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)
Paid-in-Capital	—		(0.07)
Total Distributions	—		(0.13)
Redemption Fees	—		0.00	‡
Net Asset Value, End of Period	$11.30		$10.75
Total Return++	5.12	%#	(1.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (1)	0.82	%+*	0.82	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.30	%+*	5.55	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§*
Portfolio Turnover Rate	54	%#	117	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	23.79	%*	6.94	%*
Net Investment Loss to Average Net Assets	(17.67	)%*	(0.57	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Domestic Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) when market quotations are not readily available, including circum-

stances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Assets and Liabilities.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bond	$—	$418	$—	$418
Sovereign	—	17,222	—	17,222
Total Fixed Income Securities	—	17,640	—	17,640
Warrants	—	11	—	11
Short-Term Investment
Investment Company	532	—	—	532
Futures Contracts	5	—	—	5
Total Assets	$537	$17,651	$—	$18,188

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of June 30, 2014, the Portfolio did not have any open currency contracts.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$5	(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(22)
Interest Rate Risk	Futures Contracts	25
	Total	$3
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$16
Interest Rate Risk	Futures Contracts	(117)
	Total	$(101)

For the six months ended June 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$271,000
Futures Contracts:
Average monthly original value	$1,438,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $89,000 of advisory fees were waived and approximately $67,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

long-term U.S. Government securities and short-term investments, were approximately $12,390,000 and $27,755,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$1,112	$13,078	$13,658	$—	@	$532

@  Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:			2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$958	$557	$295	$2,721	$15

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(2,045)	$2,045	$—

At December 31, 2013, the Portfolio had no distributable earnings on a tax basis.

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $830,000 and the aggregate gross unrealized depreciation is approximately $659,000 resulting in net unrealized appreciation of approximately $171,000.

At December 31, 2013, the Portfolio had available unused short-term capital losses of approximately $203,000 and long-term capital losses of approximately $1,066,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$951	$—

I. Other: Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

At June 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 55%, 45% and 17%, for Class I, Class A and Class L shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMDSAN
979024 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Quality Portfolio

Semi-Annual Report

June 30, 2014

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Quality Portfolio (the "Portfolio") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2014

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Expense Example (unaudited)

Global Quality Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Actual Ending Account Value 6/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Quality Portfolio Class I	$1,000.00	$1,057.60	$1,018.99	$5.97	$5.86	1.17%
Global Quality Portfolio Class A	1,000.00	1,055.00	1,017.46	7.54	7.40	1.48
Global Quality Portfolio Class L	1,000.00	1,052.40	1,014.78	10.28	10.09	2.02
Global Quality Portfolio Class IS	1,000.00	1,057.60	1,019.09	5.87	5.76	1.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the period since the end of August 2013, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that while the management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Portfolio of Investments

Global Quality Portfolio

	Shares	Value (000)
Common Stocks (97.2%)
France (8.4%)
LVMH Moet Hennessy Louis Vuitton SA	1,340	$259
Pernod Ricard SA	2,555	307
Publicis Groupe SA	2,408	204
Sanofi	8,917	947
		1,717
Germany (6.1%)
BASF SE	1,745	203
Bayer AG (Registered)	3,100	438
SAP AG	7,787	601
		1,242
Japan (0.5%)
Japan Tobacco, Inc.	2,900	106
Switzerland (14.6%)
Nestle SA (Registered)	16,991	1,316
Novartis AG (Registered)	11,414	1,034
Roche Holding AG (Genusschein)	2,080	620
		2,970
United Kingdom (28.8%)
Aggreko PLC	4,955	140
British American Tobacco PLC	20,873	1,242
Diageo PLC	26,288	840
Experian PLC	8,608	146
GlaxoSmithKline PLC	13,926	373
Prudential PLC	9,346	214
Reckitt Benckiser Group PLC	12,154	1,061
Smiths Group PLC	9,336	207
Unilever PLC	26,855	1,218
Weir Group PLC (The)	9,732	436
		5,877
United States (38.8%)
3M Co.	4,809	689
Accenture PLC, Class A	7,417	600
Covidien PLC	920	83
Danaher Corp.	8,454	666
Google, Inc., Class A (a)	1,391	813
Intuit, Inc.	1,679	135
Johnson & Johnson	7,495	784
McDonald's Corp.	1,516	153
Microsoft Corp.	9,563	399
Mondelez International, Inc., Class A	14,883	560
Moody's Corp.	2,519	221
Nielsen N.V.	9,055	438
NIKE, Inc., Class B	3,809	295
Philip Morris International, Inc.	7,336	618
Procter & Gamble Co. (The)	6,402	503
Time Warner, Inc.	7,924	557
Visa, Inc., Class A	1,922	405
		7,919
Total Common Stocks (Cost $18,320)		19,831
	Shares	Value (000)
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $516)	515,914	$516
Total Investments (99.7%) (Cost $18,836)		20,347
Other Assets in Excess of Liabilities (0.3%)		57
Net Assets (100.0%)		$20,404

(a)  Non-income producing security.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.9%
Pharmaceuticals	20.6
Food Products	15.2
Tobacco	9.7
Household Products	7.7
Industrial Conglomerates	7.7
Beverages	5.6
Software	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Quality Portfolio

Statement of Assets and Liabilities	June 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $18,320)	$19,831
Investment in Security of Affiliated Issuer, at Value (Cost $516)	516
Total Investments in Securities, at Value (Cost $18,836)	20,347
Foreign Currency, at Value (Cost $—@)	—	@
Receivable for Portfolio Shares Sold	251
Tax Reclaim Receivable	24
Prepaid Offering Costs	21
Due from Adviser	18
Dividends Receivable	17
Receivable for Investments Sold	—	@
Receivable from Affiliate	—	@
Other Assets	40
Total Assets	20,718
Liabilities:
Payable for Investments Purchased	273
Payable for Offering Costs	30
Payable for Portfolio Shares Redeemed	5
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Professional Fees	2
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Custodian Fees	1
Payable for Administration Fees	1
Other Liabilities	—	@
Total Liabilities	314
Net Assets	$20,404
Net Assets Consist Of:
Paid-in-Capital	$18,673
Accumulated Net Investment Income	174
Accumulated Net Realized Gain	46
Unrealized Appreciation (Depreciation) on:
Investments	1,511
Foreign Currency Translations	(—	@)
Net Assets	$20,404

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Quality Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2014 (000)
CLASS I:
Net Assets	$14,876
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,246,906
Net Asset Value, Offering and Redemption Price Per Share	$11.93
CLASS A:
Net Assets	$3,157
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	265,396
Net Asset Value, Redemption Price Per Share	$11.90
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.66
Maximum Offering Price Per Share	$12.56
CLASS L:
Net Assets	$2,359
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	199,155
Net Asset Value, Offering and Redemption Price Per Share	$11.84
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	973
Net Asset Value, Offering and Redemption Price Per Share	$11.93

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014 (unaudited)

Global Quality Portfolio

Statement of Operations	Six Months Ended June 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $22 of Foreign Taxes Withheld)	$279
Dividends from Security of Affiliated Issuer (Note G)	—	@
Income from Securities Loaned — Net	—	@
Total Investment Income	279
Expenses:
Advisory Fees (Note B)	64
Offering Costs	60
Professional Fees	35
Custodian Fees (Note F)	11
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	6
Shareholder Reporting Fees	6
Administration Fees (Note C)	6
Registration Fees	6
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Directors' Fees and Expenses	1
Pricing Fees	1
Other Expenses	5
Total Expenses	209
Waiver of Advisory Fees (Note B)	(64)
Expenses Reimbursed by Adviser (Note B)	(39)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	105
Net Investment Income	174
Realized Gain (Loss):
Investments Sold	51
Foreign Currency Transactions	(7)
Net Realized Gain	44
Change in Unrealized Appreciation (Depreciation):
Investments	839
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	839
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	883
Net Increase in Net Assets Resulting from Operations	$1,057

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Global Quality Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2014 (unaudited) (000)	Period from August 30, 2013^ to December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$174	$(4)
Net Realized Gain	44	6
Net Change in Unrealized Appreciation (Depreciation)	839	672
Net Increase in Net Assets Resulting from Operations	1,057	674
Capital Share Transactions:(1)
Class I:
Subscribed	7,779	7,025
Redeemed	(1,125)	(137)
Class A:
Subscribed	1,538	1,548
Redeemed	(148)	(24)
Class L:
Subscribed	1,311	929
Redeemed	(33)	—
Class IS:
Subscribed	—	10 *
Net Increase in Net Assets Resulting from Capital Share Transactions	9,322	9,351
Total Increase in Net Assets	10,379	10,025
Net Assets:
Beginning of Period	10,025	—
End of Period (Including Accumulated Net Investment Income of $174 and $—@)	$20,404	$10,025
(1) Capital Share Transactions:
Class I:
Shares Subscribed	691	671
Shares Redeemed	(103)	(12)
Net Increase in Class I Shares Outstanding	588	659
Class A:
Shares Subscribed	135	145
Shares Redeemed	(13)	(2)
Net Increase in Class A Shares Outstanding	122	143
Class L:
Shares Subscribed	116	86
Shares Redeemed	(3)	—
Net Increase in Class L Shares Outstanding	113	86
Class IS:
Shares Subscribed	—	1 *

^  Commencement of Operations.

*  For the period September 13, 2013 through December 31, 2013.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Quality Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13		(0.00	)‡
Net Realized and Unrealized Gain	0.52		1.28
Total from Investment Operations	0.65		1.28
Net Asset Value, End of Period	$11.93		$11.28
Total Return++	5.76	%#	12.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,876		$7,440
Ratio of Expenses to Average Net Assets (1)	1.17	%+*	1.19	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.35	%+*	(0.12	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01	%*
Portfolio Turnover Rate	18	%#	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.46	%*	4.86	%*
Net Investment Income (Loss) to Average Net Assets	1.06	%*	(3.79	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Quality Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.27		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11		(0.02)
Net Realized and Unrealized Gain	0.52		1.29
Total from Investment Operations	0.63		1.27
Net Asset Value, End of Period	$11.90		$11.27
Total Return++	5.50	%#	12.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,157		$1,612
Ratio of Expenses to Average Net Assets (1)	1.48	%+*	1.54	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.90	%+*	(0.45	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01	%*
Portfolio Turnover Rate	18	%#	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.77	%*	5.00	%*
Net Investment Income (Loss) to Average Net Assets	0.61	%*	(3.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Quality Portfolio

	Class L
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.25		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.08		(0.03)
Net Realized and Unrealized Gain	0.51		1.28
Total from Investment Operations	0.59		1.25
Net Asset Value, End of Period	$11.84		$11.25
Total Return++	5.24	%#	12.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,359		$962
Ratio of Expenses to Average Net Assets (1)	2.02	%+*	2.04	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.41	%+*	(0.80	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.01	%*
Portfolio Turnover Rate	18	%#	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.31	%*	6.27	%*
Net Investment Income (Loss) to Average Net Assets	0.12	%*	(5.03	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Financial Highlights

Global Quality Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2014 (unaudited)		Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.28		$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)† 0.13	(0.00)		‡
Net Realized and Unrealized Gain	0.52		1.00
Total from Investment Operations	0.65		1.00
Net Asset Value, End of Period	$11.93		$11.28
Total Return++	5.76	%#	9.73	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$12		$11
Ratio of Expenses to Average Net Assets (1)	1.15	%+*	1.15	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.23	%+*	(0.10	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§*
Portfolio Turnover Rate	18	%#	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	17.74	%*	9.57	%*
Net Investment Loss to Average Net Assets	(14.36	)%*	(8.52	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Quality Portfolio. The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital. In addition, the Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$1,147	$—	$—	$1,147
Chemicals	203	—	—	203
Commercial Services & Supplies	140	—	—	140
Diversified Financial Services	221	—	—	221
Food Products	3,094	—	—	3,094
Health Care Equipment & Supplies	83	—	—	83
Hotels, Restaurants & Leisure	153	—	—	153
Household Products	1,564	—	—	1,564
Industrial Conglomerates	1,562	—	—	1,562
Information Technology Services	1,005	—	—	1,005
Insurance	214	—	—	214
Internet Software & Services	813	—	—	813
Machinery	436	—	—	436

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Media	$761	$—	$—	$761
Pharmaceuticals	4,196	—	—	4,196
Professional Services	584	—	—	584
Software	1,135	—	—	1,135
Textiles, Apparel & Luxury Goods	554	—	—	554
Tobacco	1,966	—	—	1,966
Total Common Stocks	19,831	—	—	19,831
Short-Term Investment
Investment Company	516	—	—	516
Total Assets	$20,347	$—	$—	$20,347

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At June 30, 2014, the Portfolio did not have any outstanding securities on loan.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.05% for Class L shares and 1.15% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2014, approximately $64,000 of advisory fees were waived and approximately $40,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $12,111,000 and $2,895,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2014 (000)
$251	$10,105	$9,840	$—	@	$516

@  Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Notes to Financial Statements (unaudited) (cont'd)

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There ware no distributions paid during fiscal year 2013.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$4	$(4)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10	$—

At June 30, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,528,000 and the aggregate gross unrealized depreciation is approximately $17,000 resulting in net unrealized appreciation of approximately $1,511,000.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2014

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Director

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

24

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQSAN
976893 EXP 08.31.15

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2014

3